UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-09729

iShares Trust

(Exact name of registrant as specified in charter)
c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA	02110
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code:       (415) 670-2000

Date of fiscal year end:	August 31, 2019

Date of reporting period:	August 31, 2019

Item 1.      Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

AUGUST 31, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares MSCI Argentina and Global Exposure ETF | AGT | Cboe BZX

▶	iShares MSCI Brazil Small-Cap ETF | EWZS | NASDAQ

▶	iShares MSCI China ETF | MCHI | NASDAQ

▶	iShares MSCI China Small-Cap ETF | ECNS | NYSE Arca

▶	iShares MSCI Indonesia ETF | EIDO | NYSE Arca

▶	iShares MSCI Peru ETF | EPU | NYSE Arca

▶	iShares MSCI Philippines ETF | EPHE | NYSE Arca

▶	iShares MSCI Poland ETF | EPOL | NYSE Arca

▶	iShares MSCI Qatar ETF | QAT | NASDAQ

▶	iShares MSCI Saudi Arabia ETF | KSA | NYSE Arca

▶	iShares MSCI UAE ETF | UAE | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of August 31, 2019	iShares® MSCI Argentina and Global Exposure ETF

Investment Objective

The iShares MSCI Argentina and Global Exposure ETF (the “Fund”) seeks to track the investment results of a broad-based equity index with exposure to Argentina, as represented by the MSCI All Argentina 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(12.05)%	(9.56)%	(12.05)%	(21.06)%
Fund Market	(11.82)	(9.60)	(11.82)	(21.15)
Index	(11.81)	(9.77)	(11.81)	(21.45)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/25/17. The first day of secondary market trading was 4/27/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 807.50	$ 1.41		$ 1,000.00	$ 1,023.60	$ 1.58		0.31%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Argentina and Global Exposure ETF

Portfolio Management Commentary

Equities with exposure to Argentina declined during the reporting period, in the midst of a recession and the risk of an economic crisis. August 2019 primary elections that unexpectedly favored a populist candidate precipitated a one-day sell-off that nearly halved the value of equity indexes, negating a seven-month rally. The Argentine peso weakened dramatically, raising concerns about government defaults. Inflation and borrowing costs rose sharply, straining businesses and consumers, and unemployment rose to a 13-year-high.

The energy, financials, and utilities sectors were the largest detractors from the Index’s performance. For energy and utilities, the primary election heightened concerns of a return to stricter government regulation and subsidies, historically a driver of losses in the sectors. The sharp decline in the Argentine peso also weighed on both sectors, which hold much of their outstanding debt and purchasing contracts in U.S. dollars, which makes repaying debt more costly in local currency terms. Global oil prices also declined sharply in late 2018, depressing sales in the energy equipment and services industry.

Within financials, bank stocks declined and struggled even after the sell-off, when ratings agencies downgraded Argentina’s sovereign debt. High interest rates drove strong earnings for banks, which invest heavily in government securities, while virtually eliminating demand for credit amid rising loan delinquencies.

On the upside, the consumer discretionary sector was a significant contributor to the Index’s return, driven almost entirely by the internet and direct marketing retail industry and a single, Argentina-headquartered e-commerce stock with operations across Latin America. Strong growth in Brazil, the company’s largest market, and a continuing regional growth in online shopping helped drive earnings, along with rapid growth in financial services, particularly small loans to its customers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Discretionary	30.4%
Energy	20.6
Consumer Staples	9.8
Information Technology	9.2
Financials	9.1
Materials	8.6
Utilities	5.3
Communication Services	3.0
Real Estate	2.6
Industrials	1.4

ALLOCATION BY COUNTRY

Country	Percent of Total Investments	(a)
Argentina	47.5%
United States	24.4
Italy	13.6
Chile	7.2
Canada	6.8
United Kingdom	0.5

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of August 31, 2019	iShares® MSCI Brazil Small-Cap ETF

Investment Objective

The iShares MSCI Brazil Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Brazilian equities, as represented by the MSCI Brazil Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	48.35%	(0.64)%	(1.45)%	48.35%	(3.18)%	(12.24)%
Fund Market	46.64	(0.64)	(1.48)	46.64	(3.18)	(12.46)
Index	49.64	(0.16)	(0.94)	49.64	(0.81)	(8.06)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,074.30	$ 3.03		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Brazil Small-Cap ETF

Portfolio Management Commentary

Brazilian small-capitalization stocks advanced sharply during the reporting period amid signs of an upturn in economic growth, construction, and manufacturing activity, as well as a reduction in public debt. Investor sentiment improved after the 2018 election of a president perceived as market-friendly. Sweeping economic reforms — including a key pension reform bill — helped rein in the country’s large deficit, as did privatization of several government enterprises. Privatization drove merger and acquisition activity to multi-year highs, while interest rates declined to a record low.

The consumer discretionary sector was the leading contributor to the Index’s return, driven largely by the homebuilding, education services, and footwear industries. Real estate sales volumes and prices rebounded after several years of weakness and declines, and home purchases increased, driven by relatively low prices and newfound confidence in the economy. Demand for mortgages increased with lower interest rates and looser credit. Retail stocks advanced, particularly the footwear industry, as retail sales growth notched a six-year high. Growth in online shopping drove e-commerce stocks higher, while education services stocks benefited from rising demand for private education due to the growing middle class.

Among utilities, another area of strength, increasing optimism about privatization and deregulation by the new administration drove sharp advances for federal and state-controlled utilities across the sector, including producers and distributors of traditional and renewable electricity, as well as water.

The industrials sector also contributed to the Index’s return, driven by the transportation industry. Airlines stocks advanced sharply after a competitor filed for judicial recovery and struggled to keep operating. The road and rail and transportation infrastructure industries all advanced amid rumors of their potential inclusion in privatization deals.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Discretionary	27.2%
Utilities	21.1
Industrials	16.6
Health Care	7.9
Materials	7.3
Information Technology	5.7
Financials	4.3
Real Estate	3.9
Consumer Staples	3.7
Energy	1.3
Communication Services	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Azul SA	5.7%
TOTVS SA	3.6
YDUQS Part	3.5
Via Varejo SA	3.2
CVC Brasil Operadora e Agencia de Viagens SA	3.0
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2.8
Qualicorp Consultoria e Corretora de Seguros SA	2.8
Bradespar SA (Preferred)	2.8
Transmissora Alianca de Energia Eletrica SA	2.7
MRV Engenharia e Participacoes SA	2.7

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of August 31, 2019	iShares® MSCI China ETF

Investment Objective

The iShares MSCI China ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities that are available to international investors, as represented by the MSCI China Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(5.76)%	4.12%	3.50%	(5.76)%	22.36%	33.66%
Fund Market	(5.64)	4.20	3.50	(5.64)	22.84	33.63
Index	(5.25)	4.66	4.04	(5.25)	25.55	39.64

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/29/11. The first day of secondary market trading was 3/31/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 934.30	$ 2.83		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI China ETF

Portfolio Management Commentary

Chinese equities declined during the reporting period amid disappointing economic growth, the slowest since quarterly economic data began being collected in 1992. After advancing amid government fiscal stimulus efforts in early 2019, Chinese stocks repeatedly came under pressure from escalating trade tensions with the U.S. Domestically, growth in industrial output, retail sales, and business investment showed signs of slowing, while the Chinese yuan weakened.

Large and growing pro-democracy protests in Hong Kong also weighed on the Index’s return. The protests led to volatility in Hong Kong’s stock market, where many companies in the Index are listed. Similarly, the premium paid to buy a stock in mainland China relative to Hong Kong increased sharply, reflecting a stronger preference for purchasing stocks in mainland China instead of Hong Kong.

Growth and trade concerns weighed heavily on the communication services sector, the largest detractor from the Index’s return, and particularly on the interactive media and services industry, where intensifying competition also pressured stocks. Growth in online advertising revenue slowed due in part to rising popularity of competitors’ apps. The sector’s return was further constrained by temporary regulatory restrictions over violent video game content, which led to reduced sales.

The energy sector was also a notable detractor. Oil and gas companies declined along with oil prices, which remained low amid concerns about trade tensions and slowing growth in China, the world’s largest oil importer. Weakening demand for refined products led to lower profits for refiners.

The information technology sector’s detraction was driven by internet software and services stocks. Many of the industry’s companies were reclassified into the newly-formed communication services sector, and therefore declined amid similar macroeconomic, trade, and competitive pressures. Technology companies vying for market stock in emerging fields such as 5G and artificial intelligence were especially affected by new tariffs.

On the upside, consumer-oriented stocks contributed to the Index’s return, as investors preferred companies serving China’s growing middle class and those less exposed to trade. In the consumer staples sector, premium-brand beverage makers posted higher sales volumes. Middle-class driven education and restaurant stocks propelled advances among consumer services stocks in the consumer discretionary sector.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Discretionary	25.1%
Communication Services	22.8
Financials	21.6
Industrials	5.4
Real Estate	5.2
Energy	3.9
Consumer Staples	3.8
Health Care	3.7
Information Technology	3.3
Utilities	3.1
Materials	2.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Alibaba Group Holding Ltd.	14.5%
Tencent Holdings Ltd.	13.8
China Construction Bank Corp., Class H	4.2
Ping An Insurance Group Co. of China Ltd., Class H	3.8
China Mobile Ltd.	3.0
Industrial & Commercial Bank of China Ltd., Class H	2.4
Bank of China Ltd., Class H	1.8
Baidu Inc.	1.7
CNOOC Ltd.	1.6
JD. com Inc.	1.3

(a)	Excludes money market funds.

FUND SUMMARY	9

Fund Summary as of August 31, 2019	iShares® MSCI China Small-Cap ETF

Investment Objective

The iShares MSCI China Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Chinese equities that are available to international investors, as represented by the MSCI China Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(13.60)%	(0.74)%	0.11%	(13.60)%	(3.62)%	1.02%
Fund Market	(13.97)	(0.47)	0.14	(13.97)	(2.31)	1.22
Index	(13.95)	(1.78)	(0.65)	(13.95)	(8.57)	(5.68)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 885.70	$ 2.76		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI China Small-Cap ETF

Portfolio Management Commentary

Chinese small-capitalization stocks declined during the reporting period amid disappointing economic growth, the slowest since quarterly economic data began being collected in 1992. After advancing amid government fiscal stimulus efforts in early 2019, Chinese stocks came under pressure due to escalating trade tensions with the U.S. Domestically, growth in industrial output, retail sales, and business investment showed signs of slowing.

Large and growing protests in Hong Kong also weighed on the Index’s return. The protests led to volatility in Hong Kong’s stock market, where many companies in the index are listed. Similarly, the premium paid to buy a stock in mainland China relative to Hong Kong increased sharply, reflecting a stronger preference for purchasing stocks in mainland China instead of Hong Kong.

The information technology sector was the leading detractor from the Index’s return, driven primarily by the software and services industry. The trade dispute with the U.S. negatively affected companies in the IT services industry, which are suppliers to large Chinese corporations, as investors became concerned that trade friction could lead to lower sales.

Falling advertising revenues and declining car sales weighed on interactive media and services providers in the communications services sector, which also detracted from the Index’s performance. The consumer discretionary sector struggled amid a difficult environment for leisure facilities, where declining revenues constrained profitability.

Stocks in the industrials sector came under pressure, as growth in Chinese industrial production declined to its lowest level in 17 years. The utilities sector was also a source of weakness, amid efforts by the Chinese government to reduce air pollution and lower subsidies for renewable energy sources.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Consumer Discretionary	20.3%
Real Estate	19.3
Information Technology	11.7
Industrials	11.4
Materials	9.1
Health Care	8.9
Communication Services	5.1
Utilities	4.3
Financials	4.1
Consumer Staples	3.9
Energy	1.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Fanhua Inc.	2.0%
Zai Lab Ltd.	1.7
Yuexiu REIT	1.4
China SCE Group Holdings Ltd.	1.3
Seaspan Corp.	1.3
Chinasoft International Ltd.	1.2
Fu Shou Yuan International Group Ltd.	1.2
Powerlong Real Estate Holdings Ltd.	1.2
China Dili Group	1.2
Fufeng Group Ltd.	1.0

FUND SUMMARY	11

Fund Summary as of August 31, 2019	iShares® MSCI Indonesia ETF

Investment Objective

The iShares MSCI Indonesia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Indonesian equities, as represented by the MSCI Indonesia IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	9.00%	(0.88)%	2.20%	9.00%	(4.30)%	22.55%
Fund Market	9.72	(1.05)	2.19	9.72	(5.15)	22.33
Index(a)	10.10	(0.29)	2.75	10.10	(1.46)	28.82
MSCI Indonesia Investable Market Index	10.23	(0.27)	2.77	10.23	(1.34)	28.97
MSCI Indonesia IMI 25/50 Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

(a)

Index performance through May 28, 2019 reflects the performance of MSCI Indonesia Investable Market Index. Index performance beginning on May 29, 2019 reflects the performance of the MSCI Indonesia IMI 25/50 Index, which, effective as of May 29, 2019, replaced the MSCI Indonesia Investable Market Index as the underlying index of the Fund.

(b)	The inception date of the MSCI Indonesia IMI 25/50 Index was March 11, 2019. The cumulative total return of this index for the period March 11, 2019 through August 31, 2019 was 1.74%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 983.60	$ 2.90		$1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Indonesia ETF

Portfolio Management Commentary

Indonesian stocks advanced during the reporting period, as economic growth continued at a steady pace and foreign inflows recovered sharply after a 2018 emerging-market exodus. Amid government efforts to improve growth, including infrastructure investment and tax breaks, low commodities prices and trade tensions weighed on the natural resources-reliant economy, and exports slowed. Nonetheless, inflation decreased to a 10-year low and the job market remained strong. After raising interest rates earlier in the reporting period to stabilize a depreciating Indonesian rupiah, the currency rebounded in 2019, and the central bank twice cut interest rates to boost economic growth.

From a sector perspective, financial stocks contributed the most to the Index’s return, as solid regional economic growth, rising incomes, and business expansion bolstered Southeast Asian banks, including Indonesia’s. Deposit and loan growth drove profits, as banks focused on technology amid high demand for mobile payments. Indonesian banks, which are well-capitalized and have stronger net interest margins — a key driver of profitability — than their regional peers, grew their loan portfolios across large and small businesses, mortgages, and small retail lending.

The communication services sector also contributed to the Index’s return, as diversified telecommunication services industry stocks advanced. Declines in subscriber numbers subsided to some extent, and while voice revenues continued to decrease, revenue per user increased, as rising demand and prices for data services drove strong profit growth.

On the downside, the energy sector detracted meaningfully from the Index’s performance, driven primarily by the oil, gas and consumable fuels industry, particularly coal companies. Indonesia is a significant coal producer and exporter that extensively uses coal to produce electricity, and coal prices declined sharply. Domestic regulatory uncertainty and global anti-coal sentiment also weighed on coal producers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	37.3%
Consumer Staples	15.3
Communication Services	13.3
Materials	9.4
Consumer Discretionary	8.7
Real Estate	5.1
Energy	4.0
Industrials	3.6
Health Care	2.1
Utilities	1.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Bank Central Asia Tbk PT	15.4%
Bank Rakyat Indonesia Persero Tbk PT	11.9
Telekomunikasi Indonesia Persero Tbk PT	10.9
Astra International Tbk PT	6.3
Bank Mandiri Persero Tbk PT	4.4
Unilever Indonesia Tbk PT	4.2
Bank Negara Indonesia Persero Tbk PT	3.3
Indocement Tunggal Prakarsa Tbk PT	2.3
Semen Indonesia Persero Tbk PT	2.3
Charoen Pokphand Indonesia Tbk PT	2.1

FUND SUMMARY	13

Fund Summary as of August 31, 2019	iShares® MSCI Peru ETF

The iShares MSCI Peru ETF (the “Fund”) seeks to track the investment results of an index composed of Peruvian equities, as represented by the MSCI All Peru Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(6.75)%	0.58%	4.13%	(6.75)%	2.92%	49.88%
Fund Market	(6.47)	0.55	4.03	(6.47)	2.80	48.42
Index	(6.01)	1.27	4.73	(6.01)	6.53	58.80

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 903.30	$ 2.78		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Peru ETF

Portfolio Management Commentary

Peruvian stocks declined during the reporting period, weighed down in part by uncertainty surrounding trade tensions and the global economy. Economic growth slowed to its weakest level since 2009, amid a slow fishing season, reduced government spending, and lower mining production, a key driver of the extraction-reliant economy. Exports slowed, and the central bank lowered interest rates, pointing to the impact of trade disputes and concerns about business spending, amid signs of weakness in household consumption.

The materials sector detracted the most from the Index’s return, driven almost exclusively by the metals and mining industry, which represented approximately 40% of the Index on average. Stocks declined sharply amid falling commodities prices, with prices for copper, Peru’s largest export, ending the reporting period near a two-year low. Lower-grade ore, heavy rains, and stoppages also weighed on the industry as anti-mining protests slowed copper exports from key mines. The protests forced producers to stockpile materials and helped to drive the suspension of a government license for a large copper project already delayed for a decade.

The financials and industrials sectors also weighed on the Index’s return. Within financials, the banking industry declined despite largely solid loan growth and profitability. Construction and engineering stocks weighed on the industrials sector, as growth was slowed by lingering effects of project delays due to corruption investigations, as well as the industry’s reliance on the struggling mining sector. On the upside, the consumer staples and utilities sectors contributed to the Index’s performance. A single food and staples retailing stock drove contribution, as it reported strong profits, particularly in its pharmacy business. In the utilities sector, electric utilities stocks advanced following the announcement of a bid for consolidation within the industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Materials	45.5%
Financials	31.0
Consumer Staples	9.3
Industrials	5.4
Utilities	5.3
Consumer Discretionary	2.7
Energy	0.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Credicorp Ltd.	23.0%
Cia. de Minas Buenaventura SAA	12.4
Southern Copper Corp.	10.9
InRetail Peru Corp.	4.4
Alicorp SAA	4.4
Hochschild Mining PLC	4.3
Intercorp Financial Services Inc.	4.0
Ferreycorp SAA	3.7
Pan American Silver Corp.	3.6
Luz del Sur SAA	3.5

FUND SUMMARY	15

Fund Summary as of August 31, 2019	iShares® MSCI Philippines ETF

Investment Objective

The iShares MSCI Philippines ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Philippine equities, as represented by the MSCI Philippines Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	4.93%	(1.37)%	4.55%	4.93%	(6.65)%	48.80%
Fund Market	5.60	(1.36)	4.55	5.60	(6.64)	48.81
Index	5.64	(0.75)	5.12	5.64	(3.68)	56.12

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,024.70	$2.96		$1,000.00	$1,022.30	$2.96		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Philippines ETF

Portfolio Management Commentary

Philippine equities advanced during the reporting period, rebounding as inflation declined sharply and the central bank turned more accommodative on monetary policy. The pace of economic growth slowed to a four-year low, but the economy was more resilient to tariff-related disruption in trade than many regional peers, due to its domestic focus. Foreign inflows recovered after a 2018 exodus, while remittances from abroad, a key pillar of the economy, continued to grow. After raising interest rates earlier in the reporting period, the central bank cut interest rates twice in 2019 as economic growth began to slow and inflation concerns eased.

The industrials sector was the leading contributor to the index’s return, driven by a strong performance from the capital goods industry. Despite a steady decline in manufacturing activity, industrial conglomerates posted strong sales and profit growth across a wide array of businesses underpinned by easing inflation and generally favorable economic conditions.

Within financials, another contributor to the Index’s return, bank stocks advanced. Profits rose sharply on gains in net interest income, loan growth to consumers and mid-sized businesses, and sales of higher-yielding bonds. Contribution in the consumer staples sector came largely from the packaged foods and meats industry, where strong domestic sales outweighed a decline in international revenues.

The real estate and utilities sectors were also notable contributors. Property development stocks advanced as an increasingly affluent middle class gained access to mortgage financing in recent years. Demand was strong across the Philippine property market, from residential and commercial real estate to commercial leasing, and revenues from recent projects grew. Within utilities, independent power producers and energy traders advanced as demand for electricity continued to grow amid government efforts to increase use of liquefied natural gas and renewable power sources.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	33.9%
Real Estate	25.3
Financials	17.7
Utilities	5.8
Communication Services	5.0
Consumer Discretionary	5.0
Consumer Staples	4.9
Energy	1.4
Other (each representing less than 1%)	1.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
SM Prime Holdings Inc.	10.2%
Ayala Land Inc.	10.0
BDO Unibank Inc.	8.4
Ayala Corp.	7.5
SM Investments Corp.	7.1
JG Summit Holdings Inc.	5.9
Universal Robina Corp.	4.5
International Container Terminal Services Inc.	4.0
Metropolitan Bank & Trust Co.	3.3
Aboitiz Equity Ventures Inc.	3.1

FUND SUMMARY	17

Fund Summary as of August 31, 2019	iShares® MSCI Poland ETF

Investment Objective

The iShares MSCI Poland ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Polish equities, as represented by the MSCI Poland IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(13.64)%	(3.95)%	1.19%	(13.64)%	(18.24)%	11.55%
Fund Market	(13.28)	(3.94)	1.15	(13.28)	(18.20)	11.22
Index	(13.51)	(3.79)	1.44	(13.51)	(17.56)	14.20

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/25/10. The first day of secondary market trading was 5/26/10.

Index performance through February 11, 2013 reflects the performance of the MSCI Poland Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Poland IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$883.80	$2.75		$1,000.00	$1,022.30	$2.96		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Poland ETF

Portfolio Management Commentary

Stocks in Poland declined sharply for the reporting period, as economic growth stalled. Concern about slowing growth among key trading partners, particularly Germany, which is a main export destination, weighed on equities. Lower business confidence and contracting manufacturing production reflected unease about the trade outlook. Elevated risk aversion among investors was driven in part by low liquidity on the Polish equity market, which continued to have difficulty attracting new listings, together with a sharp depreciation of the Polish zloty. Still, the labor market remained strong, with declining unemployment, solid wage growth, and strong consumer confidence.

The financials sector was the leading detractor from the Index’s return, driven primarily by banks, which declined amid heightened requirements for guaranteed deposits under E.U. regulations. Banks were further pressured by the possibility of higher mandated reserves for foreign-currency consumer mortgages, which became difficult for homeowners to service due to the Polish zloty’s depreciation. The insurance industry, which owns sizeable bank interests, was affected by similar difficulties.

Metals and mining stocks declined sharply amid lower metals prices, pressuring the materials sector. Steel company profits decreased as lower output of coking coal and higher costs weighed on the steel industry. The consumer discretionary sector also declined, particularly the textiles and apparel industry, due to concerns about possible tax increases aimed at major retailers.

On the upside, the communication services sector contributed to the Index’s return, driven by media and entertainment stocks. In the entertainment industry, rising video game sales and higher online gaming revenues bolstered returns. Media stocks benefited from a larger cable and satellite customer base, which generated stronger revenues.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	43.0%
Energy	19.0
Communication Services	12.2
Materials	6.4
Consumer Discretionary	5.8
Utilities	5.3
Consumer Staples	4.2
Information Technology	1.9
Industrials	1.7
Health Care	0.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Powszechna Kasa Oszczednosci Bank Polski SA	14.6%
Polski Koncern Naftowy ORLEN SA	11.6
Powszechny Zaklad Ubezpieczen SA	9.6
Bank Polska Kasa Opieki SA	7.1
CD Projekt SA	5.1
KGHM Polska Miedz SA	4.3
Santander Bank Polska SA	4.3
LPP SA	4.2
Polskie Gornictwo Naftowe i Gazownictwo SA	3.6
Grupa Lotos SA	3.5

(a)	Excludes money market funds.

FUND SUMMARY	19

Fund Summary as of August 31, 2019	iShares® MSCI Qatar ETF

Investment Objective

The iShares MSCI Qatar ETF (the “Fund”) seeks to track the investment results of an index composed of Qatar equities, as represented by the MSCI All Qatar Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	1.98%	(3.47)%	(2.44)%	1.98%	(16.20)%	(12.36)%
Fund Market	0.30	(3.79)	(2.57)	0.30	(17.56)	(12.98)
Index	2.65	(2.76)	(1.82)	2.65	(13.05)	(9.34)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$980.30	$2.90		$1,000.00	$1,022.30	$2.96		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Qatar ETF

Portfolio Management Commentary

Qatar, the richest country in the world by per capita income, showed modest but uneven economic growth during the reporting period, a pattern reflected in its stock market’s performance. Broadly speaking, Qatar’s vast oil and gas reserves accrue to the country’s relatively small population. In turn, the excess capital generated by the energy sector tends to finance the country’s relatively large banking sector. Qatar’s economy expanded modestly during the reporting period despite diplomatic tensions with neighboring countries, several of which imposed a trade embargo on Qatar in 2017. The lingering effects of the embargo were offset by robust growth in demand for liquefied natural gas (“LNG”) and LNG transportation, the country’s strong fiscal position, and ongoing construction for the FIFA World Cup. However, relatively slow growth in the Qatari economy since the embargo, declining consumer prices, and oversupply in the real estate market restrained equity performance.

From a sector perspective, financials, which represented approximately 51% of the Index on average for the reporting period, contributed the most to the Index’s return. Diversified banks advanced due to improvements in reserve balances and liquidity. A key factor was reduced liquidity requirements, and growth was supported by inflows from non-residents and foreign financial institutions. The energy sector contributed modestly to performance, driven by continued growth in demand for both LNG and the transport of LNG.

On the downside, the industrials sector detracted from the Index’s return, as the regional embargo and heightened global competition led to tepid demand and consolidation. The real estate sector also detracted due to excess supply of residential and commercial units, which reduced sale prices and rents.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	50.3%
Industrials	13.8
Energy	8.9
Real Estate	8.6
Materials	7.2
Communication Services	4.7
Utilities	4.0
Health Care	1.4
Consumer Staples	1.1

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Qatar National Bank QPSC	23.0%
Industries Qatar QSC	8.9
Qatar Islamic Bank SAQ	8.3
Masraf Al Rayan QSC	5.5
Mesaieed Petrochemical Holding Co.	4.8
Commercial Bank PSQC (The)	4.7
Qatar Fuel QSC	4.2
Qatar Electricity & Water Co. QSC	4.0
Barwa Real Estate Co.	3.5
Qatar Gas Transport Co. Ltd.	3.4

FUND SUMMARY	21

Fund Summary as of August 31, 2019	iShares® MSCI Saudi Arabia ETF

Investment Objective

The iShares MSCI Saudi Arabia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Saudi Arabian equities, as represented by the MSCI Saudi Arabia IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	4.14%	7.40%	4.14%	32.67%
Fund Market	5.09	7.44	5.09	32.88
Index	4.76	8.26	4.76	36.90

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/16/15. The first day of secondary market trading was 9/17/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$966.10	$3.67		$1,000.00	$1,021.50	$3.77		0.74%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Saudi Arabia ETF

Portfolio Management Commentary

Saudi Arabian equities posted a solid return, as the country’s economy grew, albeit slowly, during the reporting period, driven by government spending and policy initiatives. Saudi Arabia, the largest economy among Arab nations, has historically relied on its large petroleum deposits for growth but more recently has been transitioning toward economic diversification and reform. During the reporting period, the government instituted many reform measures, such as all-day business hours, designed to foster growth and advance the country’s long-term development plan. However, the energy sector continued to represent nearly half of the country’s economy and the bulk of the government’s revenue. Consequently, declining oil prices, especially during the latter portion of the reporting period, offset strength in other parts of the economy. Despite plans for an initial public offering of the main Saudi Arabian oil company, it is currently owned by the government. Consequently, the Index, which only purchases publicly traded companies, had less than 1% exposure to the declining energy sector.

From a sector perspective, the financials sector drove the Index’s solid return. Banks, which represented 43% of the Index on average for the reporting period, grew earnings, as private businesses borrowed at a rapid pace. Saudi Arabian banks, and the stock market in general, also benefited from a large influx of money from investors, following the country’s inclusion in prominent market benchmarks.

The communication services sector was a modest contributor to the Index’s return. Led by the telecommunication services industry, which benefited from the introduction of 5G technology and changes to regulatory fees paid by telecommunications operators. The utilities sector also contributed to the Index’s return, as prices for electricity rose due to governmental reforms, and desalinization plants increased their power usage.

The materials sector detracted from the Index’s return. The commodity chemicals industry was the largest detractor within the sector. Profits diminished following reduced global demand due to trade tensions between the U.S. and China, coupled with increasing global supply, which yielded lower prices and revenues.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	43.5%
Materials	28.4
Communication Services	8.7
Consumer Staples	5.2
Consumer Discretionary	4.4
Utilities	3.3
Real Estate	2.4
Health Care	2.4
Energy	1.1
Industrials	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Saudi Basic Industries Corp.	12.4%
Al Rajhi Bank	12.3
National Commercial Bank	9.4
Saudi Telecom Co.	5.8
Riyad Bank	4.5
Samba Financial Group	4.5
Banque Saudi Fransi	3.3
Saudi Arabian Mining Co.	3.2
Saudi Electricity Co.	3.0
Alinma Bank	2.8

FUND SUMMARY	23

Fund Summary as of August 31, 2019	iShares® MSCI UAE ETF

Investment Objective

The iShares MSCI UAE ETF (the “Fund”) seeks to track the investment results of an index composed of UAE equities, as represented by the MSCI All UAE Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(5.95)%	(6.23)%	(6.43)%	(5.95)%	(27.52)%	(29.90)%
Fund Market	(6.51)	(6.45)	(6.65)	(6.51)	(28.34)	(30.78)
Index	(6.22)	(5.77)	(6.04)	(6.22)	(25.71)	(28.28)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,010.60	$2.94		$1,000.00	$1,022.30	$2.96		0.58%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI UAE ETF

Portfolio Management Commentary

Equities in the United Arab Emirates (“U.A.E.”) posted negative returns during the reporting period, as oil prices declined, and the economy slowed. The U.A.E. is a federation of seven states, having one of the world’s highest per capita incomes. While its wealth derives from its oil deposits, the country has diversified its economy in recent years. Strong foreign investment and an increase in tourism were beneficial to the U.A.E; however, low oil prices during the reporting period created challenging economic conditions. Despite governmental policies to reduce costs in key industries and a substantial stimulus package, the country’s economy grew at around 2%, its slowest rate since 2009.

The industrials sector was the primary detractor from the Index’s return, as construction and engineering companies were negatively impacted by steeply diminishing revenues. The transportation infrastructure industry also detracted from the Index’s performance, as higher costs from the implementation of new technologies and regulations regarding the sulfur content in marine fuel weighed on the industry.

The healthcare sector also detracted significantly from the Index’s return. Despite increasing revenues in the sector, investors were concerned about large debt loads, accounting transparency, and corporate governance. In the real estate sector, real estate developers were notable detractors from the Index’s return. Real estate developers’ profit margins declined and prices across the market decreased significantly with decreased demand for both residential and commercial properties, the latter due to reduced growth in businesses and excess capacity.

On the upside, the financials sector contributed to the Index’s performance during the reporting period. Banks contributed meaningfully, benefiting from increases in investment and foreign exchange incomes.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	45.9%
Real Estate	14.9
Communication Services	13.6
Industrials	13.6
Health Care	4.7
Energy	4.5
Consumer Discretionary	1.6
Consumer Staples	1.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
First Abu Dhabi Bank PJSC	20.4%
Emirates Telecommunications Group Co. PJSC	13.6
Abu Dhabi Commercial Bank PJSC	11.0
NMC Health PLC	4.7
Aldar Properties PJSC	4.5
DP World PLC	4.4
Dubai Islamic Bank PJSC	4.3
Emaar Properties PJSC	4.1
Dana Gas PJSC	3.3
Air Arabia PJSC	3.0

FUND SUMMARY	25

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Argentina and Global Exposure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 47.4%
Adecoagro SA(a)	40,719	$227,212
Arcos Dorados Holdings Inc., Class A	44,374	293,312
Banco BBVA Argentina SA, ADR	34,488	145,539
Banco Macro SA, ADR	11,239	261,981
Central Puerto SA, ADR(a)	49,430	137,415
Corp. America Airports SA(a)	24,671	121,135
Cresud SACIF y A, ADR(a)	25,120	141,677
Despegar.com Corp.(a)(b)	20,709	226,556
Empresa Distribuidora y Comercializadora Norte SA, ADR(a)	16,008	84,202
Globant SA(a)	8,452	802,348
Grupo Financiero Galicia SA, ADR	25,040	271,434
Grupo Supervielle SA, ADR	44,238	108,826
IRSA Inversiones y Representaciones SA, ADR(a)	17,695	88,475
Loma Negra Cia Industrial Argentina SA, ADR(a)	32,369	155,371
Pampa Energia SA, ADR(a)(b)	18,412	238,988
Telecom Argentina SA, ADR	29,498	263,712
Transportadora de Gas del Sur SA, Class B	27,534	206,505
YPF SA, ADR	41,583	355,951

		4,130,639

Canada — 6.8%
Pan American Silver Corp.	16,576	306,122
SSR Mining Inc.(a)	17,383	286,097

		592,219

Chile — 4.7%
Cencosud SA	135,400	203,234
Cia. Cervecerias Unidas SA	18,337	208,721

		411,955

Italy — 13.6%
Tenaris SA	108,366	1,183,117

United Kingdom — 0.5%
Phoenix Global Resources PLC(a)(b)	276,934	41,231

Security	Shares	Value

United States — 24.4%
MercadoLibre Inc.(a)	3,566	$2,120,344

Total Common Stocks — 97.4% (Cost: $15,537,612)		8,479,505

Preferred Stocks

Chile — 2.4%
Embotelladora Andina SA, Class B, Preference Shares, NVS	68,704	212,961

Total Preferred Stocks — 2.4% (Cost: $250,133)		212,961

Short-Term Investments

Money Market Funds — 2.4%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.25%(c)(d)(e)	197,599	197,697
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.02%(c)(d)	8,000	8,000

		205,697

Total Short-Term Investments — 2.4% (Cost: $205,656)		205,697

Total Investments in Securities — 102.2% (Cost: $15,993,401)		8,898,163

Other Assets, Less Liabilities — (2.2)%		(193,776)

Net Assets — 100.0%		$8,704,387

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	309,671	(112,072)	197,599	$197,697	$12,492	(b)	$605	$(20)
BlackRock Cash Funds: Treasury, SL Agency Shares	25,728	(17,728)	8,000	8,000	508		—	—

				$205,697	$13,000		$605	$(20)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Argentina and Global Exposure ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$8,479,505	$—	$—	$8,479,505
Preferred Stocks	212,961	—	—	212,961
Money Market Funds	205,697	—	—	205,697

	$8,898,163	$—	$—	$8,898,163

See notes to financial statements.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Brazil Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Auto Components — 0.9%
Mahle-Metal Leve SA	75,600	$433,234
Tupy SA	126,000	537,883

		971,117
Commercial Services & Supplies — 0.4%
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	138,661	387,239

Diversified Consumer Services — 4.4%
Anima Holding SA	63,000	320,168
Ser Educacional SA(a)	113,453	645,212
YDUQS Part(b)	491,437	3,741,496

		4,706,876

Electric Utilities — 8.9%
Alupar Investimento SA	277,200	1,743,485
EDP — Energias do Brasil SA	579,600	2,819,312
Light SA	428,400	2,099,390
Transmissora Alianca de Energia Eletrica SA	415,800	2,827,544

		9,489,731

Food Products — 3.7%
Camil Alimentos SA	239,400	381,793
Marfrig Global Foods SA(b)	415,800	840,213
Minerva SA(b)	252,000	517,758
Sao Martinho SA	340,200	1,468,750
SLC Agricola SA	176,400	739,803

		3,948,317

Health Care Providers & Services — 7.8%
Alliar Medicos A Frente SA	100,800	467,141
Fleury SA	390,600	2,268,622
Instituto Hermes Pardini SA	100,800	585,451
Odontoprev SA	504,000	2,075,911
Qualicorp Consultoria e Corretora de Seguros SA	428,400	2,964,028

		8,361,153

Hotels, Restaurants & Leisure — 4.5%
BK Brasil Operacao e Assessoria a Restaurantes SA	327,600	1,530,100
CVC Brasil Operadora e Agencia de Viagens SA	252,000	3,236,446

		4,766,546

Household Durables — 6.7%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	491,400	2,995,587
Ez Tec Empreendimentos e Participacoes SA	138,696	1,311,036
MRV Engenharia e Participacoes SA	592,200	2,823,276

		7,129,899

Independent Power and Renewable Electricity Producers — 2.7%
AES Tiete Energia SA	302,400	874,517
Eneva SA(b)	214,200	1,391,818
Omega Geracao SA(b)	88,200	653,144

		2,919,479

Insurance — 0.4%
Wiz Solucoes e Corretagem de Seguros SA	138,600	401,491

Machinery — 0.9%
Iochpe Maxion SA	201,607	951,391

Media — 1.0%
Smiles Fidelidade SA	113,495	1,016,242

Oil, Gas & Consumable Fuels — 1.3%
Dommo Energia SA(b)	226,860	298,659
Enauta Participacoes SA	151,200	405,791

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Petro Rio SA(b)	176,400	$721,446

		1,425,896

Paper & Forest Products — 1.8%
Duratex SA	592,200	1,898,904

Real Estate Management & Development — 3.9%
Aliansce Sonae Shopping Centers SA(b)	151,291	1,376,275
BR Properties SA(b)	226,800	603,746
Iguatemi Empresa de Shopping Centers SA	163,807	1,823,514
LOG Commercial Properties e Participacoes SA	50,492	299,369

		4,102,904

Road & Rail — 4.8%
Cia. de Locacao das Americas	182,400	2,429,969
Cosan Logistica SA(b)	264,684	1,281,080
JSL SA	113,400	473,392
Movida Participacoes SA	252,000	943,430

		5,127,871

Software — 5.7%
Linx SA	302,400	2,333,022
TOTVS SA	289,802	3,778,745

		6,111,767

Specialty Retail — 3.2%
Via Varejo SA(b)	1,839,600	3,441,292

Textiles, Apparel & Luxury Goods — 5.2%
Arezzo Industria e Comercio SA	88,248	1,056,704
Cia. Hering	277,200	2,223,798
Grendene SA	504,000	981,850
Guararapes Confeccoes SA	189,060	965,385
Vulcabras Azaleia SA(b)	189,000	333,433

		5,561,170

Transportation Infrastructure — 1.8%
EcoRodovias Infraestrutura e Logistica SA	365,400	1,096,501
Santos Brasil Participacoes SA	504,000	826,949

		1,923,450

Water Utilities — 4.4%
Cia. de Saneamento de Minas Gerais-COPASA	118,870	1,995,262
Cia. de Saneamento do Parana	126,000	2,665,021

		4,660,283

Total Common Stocks — 74.4% (Cost: $59,107,052)		79,303,018

Preferred Stocks

Airlines — 7.2%
Azul SA, Preference Shares, NVS	529,200	6,031,973
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS	201,600	1,619,747

		7,651,720

Banks — 3.9%
Banco ABC Brasil SA, Preference Shares, NVS	151,242	673,089
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	378,000	2,070,118
Banco Inter SA, Preference Shares, NVS(a)	289,800	1,392,123

		4,135,330

Chemicals — 0.7%
Unipar Carbocloro SA, Preference Shares, NVS	100,834	746,209

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Brazil Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities — 2.3%
Cia. Paranaense de Energia, Preference Shares, NVS	193,000	$2,433,401

Independent Power and Renewable Electricity Producers — 2.2%
Cia. Energetica de Sao Paulo, Class B, Preference Shares, NVS	352,800	2,375,223

Machinery — 1.5%
Marcopolo SA, Preference Shares, NVS	970,214	849,953
Randon SA Implemetos e Participacoes, Preference Shares, NVS	327,650	750,101

		1,600,054

Metals & Mining — 4.8%
Bradespar SA, Preference Shares, NVS	428,493	2,948,080
Cia. Ferro Ligas da Bahia-Ferbasa, Preference Shares, NVS	75,600	322,913
Metalurgica Gerdau SA, Preference Shares, NVS	1,234,800	1,867,649

		5,138,642

Textiles, Apparel & Luxury Goods — 2.1%
Alpargatas SA, Preference Shares, NVS	378,075	2,267,242

Water Utilities — 0.5%
Cia. de Saneamento do Parana, Preference Shares, NVS	126,000	533,614

Total Preferred Stocks — 25.2% (Cost: $17,912,963)		26,881,435

Rights

Airlines — 0.1%
Gol Linhas Aereas Inteligentes SA, (Expires 10/03/19)(b)	8,727	27,878

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.0%
AES Tiete Energia SA, (Expires 09/13/19)(b)	3,948	$1,672

Total Rights — 0.1% (Cost: $0)		29,550

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(c)(d)	125,000	125,000

Total Short-Term Investments — 0.1% (Cost: $125,000)		125,000

Total Investments in Securities — 99.8% (Cost: $77,145,015)		106,339,003

Other Assets, Less Liabilities — 0.2%		248,723

Net Assets — 100.0%		$106,587,726

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	30,183	94,817	125,000	$125,000	$1,765	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$79,303,018	$—	$—	$79,303,018
Preferred Stocks	26,881,435	—	—	26,881,435
Rights	1,672	27,878	—	29,550
Money Market Funds	125,000	—	—	125,000

	$106,311,125	$27,878	$—	$106,339,003

See notes to financial statements.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.1%
AECC Aviation Power Co. Ltd., Class A	255,200	$840,089
AVIC Aircraft Co. Ltd., Class A	287,100	644,641
AVIC Shenyang Aircraft Co. Ltd., Class A(a)	95,400	438,278
AviChina Industry & Technology Co. Ltd., Class H	5,406,000	2,828,795
China Avionics Systems Co. Ltd., Class A	127,171	265,998
China Spacesat Co. Ltd., Class A	127,200	413,751

		5,431,552

Air Freight & Logistics — 0.5%
SF Holding Co. Ltd., Class A	159,483	922,982
Sinotrans Ltd., Class H	4,452,000	1,437,531
Yunda Holding Co. Ltd.	127,200	652,618
ZTO Express Cayman Inc., ADR	667,482	13,690,056

		16,703,187

Airlines — 0.3%
Air China Ltd., Class A	478,500	527,507
Air China Ltd., Class H	3,816,000	3,306,890
China Eastern Airlines Corp. Ltd., Class A(a)	954,096	675,879
China Eastern Airlines Corp. Ltd., Class H(a)	3,180,000	1,497,597
China Southern Airlines Co. Ltd., Class A	826,800	758,988
China Southern Airlines Co. Ltd., Class H(b)	3,180,000	1,789,812
Spring Airlines Co. Ltd., Class A	95,487	597,444

		9,154,117

Auto Components — 0.3%
China First Capital Group Ltd.(a)	6,360,000	2,435,118
China Shipbuilding Industry Group Power Co. Ltd., Class A(a)	191,337	671,029
Fuyao Glass Industry Group Co. Ltd., Class A	191,400	586,475
Fuyao Glass Industry Group Co. Ltd., Class H(c)	1,145,600	3,267,775
Huayu Automotive Systems Co. Ltd., Class A	287,100	1,000,056
Nexteer Automotive Group Ltd.	1,908,000	1,482,987
Shandong Linglong Tyre Co. Ltd., Class A	127,200	366,120
Weifu High-Technology Group Co. Ltd., Class A	127,200	300,538

		10,110,098

Automobiles — 1.6%
BAIC Motor Corp. Ltd., Class H(c)	3,498,000	1,973,257
Brilliance China Automotive Holdings Ltd.(b)	6,466,000	6,874,202
BYD Co. Ltd., Class A	222,671	1,538,505
BYD Co. Ltd., Class H(b)	1,272,000	6,591,052
Dongfeng Motor Group Co. Ltd., Class H	5,724,000	5,318,297
Geely Automobile Holdings Ltd.	10,494,000	16,232,495
Great Wall Motor Co. Ltd., Class H(b)	6,519,000	4,143,353
Guangzhou Automobile Group Co. Ltd., Class A	222,600	364,831
Guangzhou Automobile Group Co. Ltd., Class H	6,360,400	6,412,880
NIO Inc., ADR(a)(b)	1,375,032	3,932,592
SAIC Motor Corp. Ltd., Class A	731,485	2,563,315

		55,944,779

Banks — 12.6%
Agricultural Bank of China Ltd., Class A	7,314,000	3,474,584
Agricultural Bank of China Ltd., Class H	60,420,000	23,287,843
Bank of Beijing Co. Ltd., Class A	2,067,000	1,516,243
Bank of Chengdu Co. Ltd., Class A	413,393	473,060
Bank of China Ltd., Class A	3,466,200	1,709,611
Bank of China Ltd., Class H	165,678,000	63,223,368
Bank of Communications Co. Ltd., Class A	3,847,793	2,908,559
Bank of Communications Co. Ltd., Class H	17,808,200	11,659,475
Bank of Guiyang Co. Ltd., Class A	381,597	437,208
Bank of Hangzhou Co. Ltd., Class A	510,400	569,092

Security	Shares	Value

Banks (continued)
Bank of Jiangsu Co. Ltd., Class A	1,144,879	$1,068,575
Bank of Nanjing Co. Ltd., Class A	858,600	935,738
Bank of Ningbo Co. Ltd., Class A	508,883	1,623,989
Bank of Shanghai Co. Ltd., Class A	1,399,283	1,763,523
China CITIC Bank Corp. Ltd., Class A	699,600	546,425
China CITIC Bank Corp. Ltd., Class H	17,808,800	9,318,803
China Construction Bank Corp., Class A	954,090	919,830
China Construction Bank Corp., Class H	200,658,000	149,046,253
China Everbright Bank Co. Ltd., Class A	4,006,800	2,105,012
China Everbright Bank Co. Ltd., Class H	6,360,000	2,654,278
China Merchants Bank Co. Ltd., Class A	2,067,094	9,900,794
China Merchants Bank Co. Ltd., Class H	7,950,150	36,223,060
China Minsheng Banking Corp. Ltd., Class A	3,561,610	2,891,289
China Minsheng Banking Corp. Ltd., Class H	14,469,160	9,528,721
Chongqing Rural Commercial Bank Co. Ltd., Class H	5,088,000	2,461,092
Huaxia Bank Co. Ltd., Class A	1,303,891	1,319,012
Industrial & Commercial Bank of China Ltd., Class A	5,342,400	4,023,409
Industrial & Commercial Bank of China Ltd., Class H	135,150,000	85,381,317
Industrial Bank Co. Ltd., Class A	1,971,600	4,729,967
Ping An Bank Co. Ltd., Class A	1,653,697	3,271,811
Postal Savings Bank of China Co. Ltd., Class H(c)	16,536,000	9,961,255
Shanghai Pudong Development Bank Co. Ltd., Class A	2,766,694	4,360,529

		453,293,725

Beverages — 1.6%
China Resources Beer Holdings Co. Ltd.	3,180,000	18,060,457
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	127,297	1,991,717
Kweichow Moutai Co. Ltd., Class A	127,281	20,309,473
Luzhou Laojiao Co. Ltd., Class A	127,200	1,721,830
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	95,400	1,023,047
Tsingtao Brewery Co. Ltd., Class A	63,763	470,583
Tsingtao Brewery Co. Ltd., Class H	846,000	5,717,128
Wuliangye Yibin Co. Ltd., Class A	349,895	6,917,723

		56,211,958

Biotechnology — 0.2%
3SBio Inc.(a)(b)(c)	2,703,000	4,167,298
Chongqing Zhifei Biological Products Co. Ltd., Class A	127,198	849,349
Shenzhen Kangtai Biological Products Co. Ltd., Class A	63,795	684,479
Walvax Biotechnology Co. Ltd., Class A	127,597	484,573

		6,185,699

Capital Markets — 1.8%
Anxin Trust Co. Ltd., Class A(a)	540,600	345,192
Caitong Securities Co. Ltd., Class A	350,900	471,658
Changjiang Securities Co. Ltd., Class A	638,000	619,547
China Cinda Asset Management Co. Ltd., Class H	18,444,000	3,836,934
China Ding Yi Feng Holdings Ltd.(d)	2,256,000	31,672
China Everbright Ltd.	1,908,000	2,179,431
China Galaxy Securities Co. Ltd., Class H	7,473,000	3,567,042
China Huarong Asset Management Co. Ltd., Class H(c)	21,306,000	3,344,634
China International Capital Corp. Ltd., Class H(b)(c)	2,544,000	4,402,693
China Merchants Securities Co. Ltd., Class A	572,468	1,278,195
CITIC Securities Co. Ltd., Class A	954,075	2,975,402
CITIC Securities Co. Ltd., Class H	4,134,000	7,407,628
East Money Information Co. Ltd., Class A	636,000	1,285,863
Everbright Securities Co. Ltd., Class A	382,800	576,045
First Capital Securities Co. Ltd., Class A	413,400	363,898
Founder Securities Co. Ltd., Class A	826,800	765,919
GF Securities Co. Ltd., Class A(a)	604,199	1,121,107

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) August 31, 2019	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
GF Securities Co. Ltd., Class H(a)	2,862,000	$2,940,405
Guosen Securities Co. Ltd., Class A	382,735	690,923
Guotai Junan Securities Co. Ltd., Class A	763,200	1,822,424
Guotai Junan Securities Co. Ltd., Class H(c)	1,590,000	2,268,718
Guoyuan Securities Co. Ltd., Class A	381,600	452,140
Haitong Securities Co. Ltd., Class A	858,659	1,638,855
Haitong Securities Co. Ltd., Class H	5,978,400	5,699,637
Hithink RoyalFlush Information Network Co. Ltd., Class A	63,587	791,262
Huaan Securities Co. Ltd., Class A	445,200	398,111
Huatai Securities Co. Ltd., Class A	636,093	1,685,109
Huatai Securities Co. Ltd., Class H(b)(c)	3,370,800	4,912,931
Industrial Securities Co. Ltd., Class A	701,800	595,211
Noah Holdings Ltd., ADR(a)(b)	67,416	2,022,480
Orient Securities Co. Ltd./China, Class A	604,264	840,076
SDIC Capital Co. Ltd., Class A	318,978	588,752
Shanxi Securities Co. Ltd., Class A	349,800	370,963
Shenwan Hongyuan Group Co. Ltd., Class A	2,289,697	1,529,237
Southwest Securities Co. Ltd., Class A	604,200	383,271
Western Securities Co. Ltd., Class A	413,400	516,389

		64,719,754

Chemicals — 0.2%
Hengli Petrochemical Co. Ltd., Class A	604,268	1,158,384
Hengyi Petrochemical Co. Ltd., Class A	287,100	453,295
Rongsheng Petro Chemical Co. Ltd., Class A	413,482	625,682
Sinopec Shanghai Petrochemical Co. Ltd., Class A	572,400	337,506
Sinopec Shanghai Petrochemical Co. Ltd., Class H	6,996,000	2,017,901
Tianqi Lithium Corp., Class A	127,200	407,886
Transfar Zhilian Co. Ltd., Class A	349,800	359,233
Wanhua Chemical Group Co. Ltd., Class A	318,000	1,986,556
Zhejiang Longsheng Group Co. Ltd., Class A	318,000	619,827

		7,966,270

Commercial Services & Supplies — 0.4%
China Everbright International Ltd.	7,632,148	5,990,506
Country Garden Services Holdings Co. Ltd.	2,544,000	7,370,290
Greentown Service Group Co. Ltd.	2,544,000	2,327,972

		15,688,768

Communications Equipment — 0.2%
BYD Electronic International Co. Ltd.(b)	1,432,000	1,723,440
Guangzhou Haige Communications Group Inc. Co., Class A	286,184	396,667
ZTE Corp., Class A(a)	318,000	1,280,087
ZTE Corp., Class H(a)	1,590,040	3,957,166

		7,357,360

Construction & Engineering — 1.0%
China Communications Construction Co. Ltd., Class A	349,800	487,775
China Communications Construction Co. Ltd., Class H	9,222,000	7,155,999
China Communications Services Corp. Ltd., Class H	5,088,800	2,851,159
China Railway Construction Corp. Ltd., Class A	1,144,798	1,455,590
China Railway Construction Corp. Ltd., Class H	4,134,000	4,463,571
China Railway Group Ltd., Class A	1,812,600	1,522,108
China Railway Group Ltd., Class H	7,950,000	5,205,064
China State Construction Engineering Corp. Ltd., Class A	4,006,838	3,062,373
China State Construction International Holdings Ltd.(b)	4,452,000	4,017,133
Metallurgical Corp. of China Ltd., Class A	2,162,400	830,879
Metallurgical Corp. of China Ltd., Class H	6,042,000	1,349,461
Power Construction Corp. of China Ltd., Class A	1,431,097	935,802
Shanghai Tunnel Engineering Co. Ltd., Class A	413,400	341,949

Security	Shares	Value

Construction & Engineering (continued)
Sinopec Engineering Group Co. Ltd., Class H	3,021,000	$1,974,069
Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	286,200	385,892

		36,038,824

Construction Materials — 0.8%
Anhui Conch Cement Co. Ltd., Class A	413,394	2,277,508
Anhui Conch Cement Co. Ltd., Class H	2,544,000	14,334,726
BBMG Corp., Class H	5,724,000	1,629,094
China National Building Material Co. Ltd., Class H	8,268,000	7,091,063
China Resources Cement Holdings Ltd.	5,088,000	4,513,085

		29,845,476

Diversified Consumer Services — 1.8%
China Education Group Holdings Ltd.(b)	1,272,000	1,892,899
New Oriental Education & Technology Group Inc., ADR(a)	297,648	33,753,283
TAL Education Group, ADR(a)(b)	803,586	28,631,769

		64,277,951

Diversified Financial Services — 0.1%
Avic Capital Co. Ltd., Class A	988,900	645,265
Far East Horizon Ltd.	4,452,000	3,983,041

		4,628,306

Diversified Telecommunication Services — 1.3%
China Telecom Corp. Ltd., Class H	27,984,000	12,535,986
China Tower Corp. Ltd., Class H(c)	87,768,000	20,050,760
China Unicom Hong Kong Ltd.	12,720,000	12,678,847

		45,265,593

Electrical Equipment — 0.3%
Contemporary Amperex Technology Co. Ltd., Class A	63,800	644,240
Dongfang Electric Corp. Ltd., Class A	286,200	375,495
NARI Technology Co. Ltd., Class A	445,288	1,076,357
Shanghai Electric Group Co. Ltd., Class H	6,996,000	2,205,405
TBEA Co. Ltd., Class A	477,000	438,544
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	375,369	679,199
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	1,526,520	1,798,232
Zhejiang Chint Electrics Co. Ltd., Class A	191,369	598,947
Zhuzhou CRRC Times Electric Co. Ltd., Class H	1,144,800	4,558,541

		12,374,960

Electronic Equipment, Instruments & Components — 1.3%
AAC Technologies Holdings Inc.(b)	1,590,000	6,879,208
BOE Technology Group Co. Ltd., Class A	3,243,600	1,658,736
Chaozhou Three-Circle Group Co. Ltd., Class A	190,800	525,453
China Railway Signal & Communication Corp. Ltd., Class H(c)	3,180,000	1,907,509
Foxconn Industrial Internet Co. Ltd., Class A	382,800	760,038
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	890,414	3,846,807
Kingboard Holdings Ltd.	1,431,000	3,353,157
Kingboard Laminates Holdings Ltd.	2,385,000	1,884,172
Luxshare Precision Industry Co. Ltd., Class A	540,600	1,849,083
Sunny Optical Technology Group Co. Ltd.	1,494,600	20,734,622
Tianma Microelectronics Co. Ltd., Class A	222,600	421,127
Unisplendour Corp. Ltd., Class A	95,400	441,610
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	63,600	272,902
Zhejiang Dahua Technology Co. Ltd., Class A	381,600	856,294

		45,390,718

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services — 0.1%
China Oilfield Services Ltd., Class H	3,816,000	$4,724,129
Offshore Oil Engineering Co. Ltd., Class A	413,400	308,447

		5,032,576

Entertainment — 1.4%
Alibaba Pictures Group Ltd.(a)	29,490,000	4,855,188
Giant Network Group Co. Ltd., Class A	127,179	308,130
iQIYI Inc., ADR(a)(b)	264,894	4,844,911
Mango Excellent Media Co. Ltd., Class A(a)	63,600	388,247
NetEase Inc., ADR	147,234	37,544,670
Perfect World Co. Ltd./China, Class A	95,400	357,234
Tencent Music Entertainment Group, ADR(a)(b)	192,072	2,554,558
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	222,600	480,532

		51,333,470

Food & Staples Retailing — 0.2%
Sun Art Retail Group Ltd.	4,929,000	4,799,820
Yonghui Superstores Co. Ltd., Class A	922,241	1,269,257

		6,069,077

Food Products — 1.8%
Beijing Dabeinong Technology Group Co. Ltd., Class A	413,400	321,732
China Agri-Industries Holdings Ltd.	5,088,000	1,435,096
China Huishan Dairy Holdings Co. Ltd.(a)(d)	1,366,667	2,965
China Mengniu Dairy Co. Ltd.	5,801,000	23,025,277
Dali Foods Group Co. Ltd.(c)	4,452,000	2,965,974
Foshan Haitian Flavouring & Food Co. Ltd., Class A	222,652	3,567,347
Henan Shuanghui Investment & Development Co. Ltd., Class A	198,600	620,469
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	572,497	2,291,748
Muyuan Foodstuff Co. Ltd., Class A	159,000	1,786,167
New Hope Liuhe Co. Ltd., Class A	413,499	1,127,199
Tingyi Cayman Islands Holding Corp.	4,452,000	6,136,497
Tongwei Co. Ltd., Class A	381,600	781,115
Uni-President China Holdings Ltd.	2,862,000	3,181,481
Want Want China Holdings Ltd.	10,176,000	7,935,237
Wens Foodstuffs Group Co. Ltd., Class A	477,098	2,765,795
Yihai International Holding Ltd.	989,000	5,932,473

		63,876,572

Gas Utilities — 1.6%
Beijing Enterprises Holdings Ltd.	1,113,000	5,305,513
China Gas Holdings Ltd.	3,816,000	15,779,563
China Resources Gas Group Ltd.	1,908,000	9,436,081
ENN Energy Holdings Ltd.	1,621,800	18,525,159
Kunlun Energy Co. Ltd.	6,996,000	6,098,347
Towngas China Co. Ltd.	2,226,000	1,539,806

		56,684,469

Health Care Equipment & Supplies — 0.2%
Lepu Medical Technology Beijing Co. Ltd., Class A	159,500	599,936
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	4,184,000	4,319,981
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	31,895	830,464

		5,750,381

Health Care Providers & Services — 0.4%
Aier Eye Hospital Group Co. Ltd., Class A	318,048	1,501,140
Huadong Medicine Co. Ltd., Class A	156,800	626,806
Jointown Pharmaceutical Group Co. Ltd., Class A	190,800	355,367
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A	382,281	662,329

Security	Shares	Value

Health Care Providers & Services (continued)
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	222,658	$586,122
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	1,685,400	3,183,511
Sinopharm Group Co. Ltd., Class H	2,544,000	9,204,745

		16,120,020

Health Care Technology — 0.2%
Alibaba Health Information Technology Ltd.(a)(b)	7,632,000	7,237,170

Hotels, Restaurants & Leisure — 1.4%
China International Travel Service Corp. Ltd., Class A	190,880	2,546,489
Haidilao International Holding Ltd.(c)	636,000	2,962,727
Huazhu Group Ltd., ADR	276,978	9,148,583
Shenzhen Overseas Chinese Town Co. Ltd., Class A	797,493	758,827
Songcheng Performance Development Co. Ltd., Class A	159,000	586,947
Yum China Holdings Inc.	751,434	34,137,647

		50,141,220

Household Durables — 0.4%
Gree Electric Appliances Inc. of Zhuhai, Class A	286,293	2,220,101
Haier Electronics Group Co. Ltd.	2,544,000	6,623,520
Haier Smart Home Co. Ltd., Class A	604,288	1,343,331
Hangzhou Robam Appliances Co. Ltd., Class A	63,800	222,948
Midea Group Co. Ltd., Class A	318,057	2,345,543
Oppein Home Group Inc., Class A	31,800	534,339
TCL Corp., Class A	1,467,400	660,197

		13,949,979

Independent Power and Renewable Electricity Producers — 1.0%
CGN Power Co. Ltd., Class H(c)	22,260,000	5,880,809
China Longyuan Power Group Corp. Ltd., Class H	6,360,000	3,498,452
China National Nuclear Power Co. Ltd., Class A	1,240,264	934,054
China Power International Development Ltd.	9,222,000	2,000,855
China Resources Power Holdings Co. Ltd.	3,816,000	5,045,564
China Yangtze Power Co. Ltd., Class A	2,067,085	5,377,829
Datang International Power Generation Co. Ltd., Class H	6,360,000	1,396,134
GD Power Development Co. Ltd., Class A	1,945,900	668,844
Huadian Power International Corp. Ltd., Class A	604,200	317,422
Huadian Power International Corp. Ltd., Class H	3,816,000	1,490,292
Huaneng Power International Inc., Class H	8,904,000	4,897,834
Huaneng Renewables Corp. Ltd., Class H(d)	10,176,000	2,818,243
SDIC Power Holdings Co. Ltd., Class A	667,896	904,277
Shenergy Co. Ltd., Class A	477,000	383,893
Shenzhen Energy Group Co. Ltd., Class A	381,600	314,579

		35,929,081

Industrial Conglomerates — 0.6%
CITIC Ltd.	11,766,000	13,950,384
Fosun International Ltd.	5,247,000	6,750,146
Shanghai Industrial Holdings Ltd.	954,000	1,860,430

		22,560,960

Insurance — 7.0%
China Life Insurance Co. Ltd., Class A	286,200	1,153,678
China Life Insurance Co. Ltd., Class H	15,582,000	36,472,382
China Pacific Insurance Group Co. Ltd., Class A	667,848	3,527,268
China Pacific Insurance Group Co. Ltd., Class H	5,342,400	21,409,555
China Reinsurance Group Corp., Class H	12,084,000	1,974,069
China Taiping Insurance Holdings Co. Ltd.	3,370,924	7,597,685
New China Life Insurance Co. Ltd., Class A	222,669	1,500,535
New China Life Insurance Co. Ltd., Class H	1,717,200	6,783,021
People’s Insurance Co. Group of China Ltd. (The), Class H	17,172,000	6,728,230

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) August 31, 2019	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
PICC Property & Casualty Co. Ltd., Class H	14,628,462	$16,784,173
Ping An Insurance Group Co. of China Ltd., Class A	1,017,698	12,416,570
Ping An Insurance Group Co. of China Ltd., Class H	11,766,000	134,998,870
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	667,800	1,508,555

		252,854,591

Interactive Media & Services — 16.9%
58.com Inc., ADR(a)	197,796	10,639,447
Autohome Inc., ADR(a)	123,702	10,781,866
Baidu Inc., ADR(a)	581,622	60,762,050
Momo Inc., ADR	312,276	11,485,511
SINA Corp./China(a)	131,652	5,420,113
Tencent Holdings Ltd.	11,956,800	495,647,117
Weibo Corp., ADR(a)(b)	116,388	4,814,972
YY Inc., ADR(a)	116,706	6,669,748

		606,220,824

Internet & Direct Marketing Retail — 17.9%
Alibaba Group Holding Ltd., ADR(a)	2,973,936	520,528,018
Baozun Inc., ADR(a)(b)	83,316	3,812,540
Ctrip.com International Ltd., ADR(a)	868,458	28,120,670
HengTen Networks Group Ltd.(a)(b)	49,608,000	791,413
JD.com Inc., ADR(a)(b)	1,542,618	47,049,849
Meituan Dianping, Class B(a)	2,098,800	19,915,611
Pinduoduo Inc., ADR(a)(b)	404,178	13,244,913
Vipshop Holdings Ltd., ADR(a)(b)	916,158	7,668,243

		641,131,257

IT Services — 0.3%
GDS Holdings Ltd., ADR(a)	123,384	4,977,311
TravelSky Technology Ltd., Class H	1,979,000	3,975,503
Wangsu Science & Technology Co. Ltd., Class A	254,400	356,523

		9,309,337

Life Sciences Tools & Services — 0.6%
Genscript Biotech Corp.(a)(b)	1,958,000	4,393,121
Hangzhou Tigermed Consulting Co. Ltd., Class A	95,434	813,396
WuXi AppTec Co. Ltd., Class A	127,200	1,540,902
WuXi AppTec Co. Ltd., Class H(b)(c)	318,020	3,567,672
Wuxi Biologics Cayman Inc.(a)(c)	1,182,500	12,465,876

		22,780,967

Machinery — 1.1%
China Conch Venture Holdings Ltd.	3,339,000	11,122,400
China International Marine Containers Group Co. Ltd., Class A	190,799	264,725
China Shipbuilding Industry Co. Ltd., Class A	2,257,794	1,918,036
CRRC Corp. Ltd., Class A	2,416,895	2,458,432
CRRC Corp. Ltd., Class H	9,222,650	6,344,335
Haitian International Holdings Ltd.(b)	1,317,000	2,480,925
Sany Heavy Industry Co. Ltd., Class A	826,898	1,556,283
Shenzhen Inovance Technology Co. Ltd., Class A	190,887	613,975
Sinotruk Hong Kong Ltd.	1,465,500	2,263,147
Weichai Power Co. Ltd., Class A	604,279	977,721
Weichai Power Co. Ltd., Class H	4,134,000	6,331,306
XCMG Construction Machinery Co. Ltd., Class A	922,200	552,779
Zhengzhou Yutong Bus Co. Ltd., Class A	222,600	451,918
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	669,900	496,084

		37,832,066

Marine — 0.1%
COSCO SHIPPING Development Co. Ltd., Class A	826,800	304,981

Security	Shares	Value

Marine (continued)
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	2,544,000	$1,441,590
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	922,200	591,435
COSCO SHIPPING Holdings Co. Ltd., Class H(a)	5,247,000	1,875,041

		4,213,047

Media — 0.1%
China Literature Ltd.(a)(b)(c)	572,400	1,760,590
CITIC Guoan Information Industry Co. Ltd., Class A(a)	413,400	213,718
Focus Media Information Technology Co. Ltd., Class A	1,494,638	1,121,449
Oriental Pearl Group Co. Ltd., Class A	699,678	913,091

		4,008,848

Metals & Mining — 0.9%
Aluminum Corp. of China Ltd., Class A(a)	1,212,200	609,742
Aluminum Corp. of China Ltd., Class H(a)	8,272,000	2,428,175
Angang Steel Co. Ltd., Class A	1,035,926	451,598
Angang Steel Co. Ltd., Class H	2,545,200	883,553
Baoshan Iron & Steel Co. Ltd., Class A	1,812,693	1,471,531
China Hongqiao Group Ltd.	3,657,000	2,398,997
China Molybdenum Co. Ltd., Class A	1,939,800	973,017
China Molybdenum Co. Ltd., Class H(b)	7,632,000	2,074,720
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	381,600	619,560
China Oriental Group Co. Ltd.	2,544,000	1,006,515
China Zhongwang Holdings Ltd.(b)	3,561,600	1,463,668
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	4,770,092	999,740
Jiangxi Copper Co. Ltd., Class A	190,800	381,493
Jiangxi Copper Co. Ltd., Class H	2,544,000	2,863,699
Maanshan Iron & Steel Co. Ltd., Class A	604,200	226,248
Maanshan Iron & Steel Co. Ltd., Class H(b)	3,816,000	1,431,849
MMG Ltd.(a)	5,176,000	1,070,165
Shandong Gold Mining Co. Ltd., Class A	254,497	1,418,100
Tongling Nonferrous Metals Group Co. Ltd., Class A	1,335,600	418,016
Zhaojin Mining Industry Co. Ltd., Class H	2,226,000	2,914,836
Zhongjin Gold Corp. Ltd., Class A	349,800	478,000
Zijin Mining Group Co. Ltd., Class A	1,780,800	910,679
Zijin Mining Group Co. Ltd., Class H	11,448,000	4,280,937

		31,774,838

Oil, Gas & Consumable Fuels — 3.8%
China Coal Energy Co. Ltd., Class H	4,452,000	1,767,084
China Petroleum & Chemical Corp., Class A	2,480,488	1,725,979
China Petroleum & Chemical Corp., Class H	52,789,000	30,924,146
China Shenhua Energy Co. Ltd., Class A	445,199	1,162,606
China Shenhua Energy Co. Ltd., Class H	6,996,000	13,678,868
CNOOC Ltd.	37,524,000	56,032,060
Guanghui Energy Co. Ltd., Class A	763,200	352,968
Inner Mongolia Yitai Coal Co. Ltd., Class B	2,353,200	2,094,348
PetroChina Co. Ltd., Class A	1,494,690	1,278,120
PetroChina Co. Ltd., Class H	43,884,000	21,786,999
Shaanxi Coal Industry Co. Ltd., Class A	826,896	1,028,276
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	318,000	329,241
Yanzhou Coal Mining Co. Ltd., Class H(b)	3,916,000	3,393,548

		135,554,243

Paper & Forest Products — 0.1%
Lee & Man Paper Manufacturing Ltd.	2,862,000	1,515,861
Nine Dragons Paper Holdings Ltd.(b)	3,498,000	2,651,843

		4,167,704

Personal Products — 0.3%
Hengan International Group Co. Ltd.	1,431,000	9,423,906

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals — 2.1%
Beijing Tongrentang Co. Ltd., Class A	191,400	$743,457
China Medical System Holdings Ltd.	2,862,000	3,572,318
China Resources Pharmaceutical Group Ltd.(c)	3,339,000	3,451,779
China Traditional Chinese Medicine Holdings Co. Ltd.	5,088,000	2,389,662
CSPC Pharmaceutical Group Ltd.	9,540,000	19,091,323
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	127,196	655,796
Hutchison China MediTech Ltd., ADR(a)(b)	126,564	2,757,830
Jiangsu Hengrui Medicine Co. Ltd., Class A	413,444	4,624,311
Luye Pharma Group Ltd.(b)(c)	2,385,000	1,853,733
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	223,278	862,601
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	1,113,000	3,309,731
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	127,200	392,246
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	127,565	493,719
Sihuan Pharmaceutical Holdings Group Ltd.	8,268,000	1,477,305
Sino Biopharmaceutical Ltd.	14,310,000	21,295,105
SSY Group Ltd.	3,180,000	2,816,620
Tasly Pharmaceutical Group Co. Ltd., Class A	190,800	453,207
Tong Ren Tang Technologies Co. Ltd., Class H	1,272,000	1,381,523
Yunnan Baiyao Group Co. Ltd., Class A	127,299	1,364,235
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	63,800	888,850

		73,875,351

Professional Services — 0.1%
51job Inc., ADR(a)(b)	52,152	3,751,293

Real Estate Management & Development — 5.2%
Agile Group Holdings Ltd.	3,180,000	4,066,647
China Aoyuan Group Ltd.	2,552,000	3,009,499
China Evergrande Group	3,916,000	8,116,528
China Fortune Land Development Co. Ltd., Class A	254,700	949,475
China Jinmao Holdings Group Ltd.	10,812,000	6,043,962
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	604,257	1,667,469
China Overseas Land & Investment Ltd.	8,268,000	26,169,399
China Resources Land Ltd.	5,890,665	23,982,619
China Vanke Co. Ltd., Class A	922,220	3,324,476
China Vanke Co. Ltd., Class H	3,084,631	10,668,764
CIFI Holdings Group Co. Ltd.	5,724,000	3,082,859
Country Garden Holdings Co. Ltd.	14,946,727	18,599,117
Financial Street Holdings Co. Ltd., Class A	286,182	293,100
Future Land Development Holdings Ltd.(b)	3,816,000	3,019,546
Gemdale Corp., Class A	382,777	600,613
Greenland Holdings Corp. Ltd., Class A	925,067	856,950
Guangzhou R&F Properties Co. Ltd., Class H	2,162,400	3,482,868
Jinke Properties Group Co. Ltd., Class A	446,600	421,827
Kaisa Group Holdings Ltd.	3,816,000	1,319,834
KWG Group Holdings Ltd.	2,703,000	2,356,179
Logan Property Holdings Co. Ltd.	3,180,000	4,488,734
Longfor Group Holdings Ltd.(c)	3,657,000	13,045,129
Oceanwide Holdings Co. Ltd., Class A	349,800	213,096
Poly Developments and Holdings Group Co. Ltd., Class A	1,113,075	2,091,778
RiseSun Real Estate Development Co. Ltd., Class A	446,586	506,052
Seazen Holdings Co. Ltd., Class A	159,494	552,446
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	2,321,432	2,602,325

Security	Shares	Value

Real Estate Management & Development (continued)
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	127,200	$280,810
Shenzhen Investment Ltd.	6,360,000	2,410,767
Shimao Property Holdings Ltd.	2,385,000	6,757,452
Shui On Land Ltd.	7,791,000	1,620,774
Sino-Ocean Group Holding Ltd.	6,519,000	2,329,596
SOHO China Ltd.	4,611,000	1,353,520
Sunac China Holdings Ltd.	5,182,000	20,766,756
Xinhu Zhongbao Co. Ltd., Class A	858,600	343,104
Yuexiu Property Co. Ltd.	14,628,000	3,155,101
Yuzhou Properties Co. Ltd.	3,498,000	1,473,246

		186,022,417

Road & Rail — 0.1%
Daqin Railway Co. Ltd., Class A	1,431,000	1,547,567
Guangshen Railway Co. Ltd., Class A	699,592	303,023

		1,850,590

Semiconductors & Semiconductor Equipment — 0.4%
Hua Hong Semiconductor Ltd.(c)	954,000	1,597,437
LONGi Green Energy Technology Co. Ltd., Class A	349,800	1,351,400
Sanan Optoelectronics Co. Ltd., Class A	413,455	625,064
Semiconductor Manufacturing International Corp.(a)(b)	6,360,300	6,997,235
Xinyi Solar Holdings Ltd.	6,500,000	4,106,390

		14,677,526

Software — 0.3%
360 Security Technology Inc., Class A	127,200	394,023
Aisino Corp., Class A	191,400	571,232
Beijing Shiji Information Technology Co. Ltd., Class A	95,389	453,154
Hundsun Technologies Inc., Class A	95,397	990,359
Iflytek Co. Ltd., Class A(a)	222,684	1,023,656
Kingdee International Software Group Co. Ltd.(b)	4,770,000	4,322,334
Kingsoft Corp. Ltd.(a)(b)	1,590,000	2,934,317
Shanghai 2345 Network Holding Group Co. Ltd., Class A	636,000	291,474
Yonyou Network Technology Co. Ltd., Class A	254,400	1,139,948

		12,120,497

Specialty Retail — 0.2%
China Grand Automotive Services Group Co. Ltd., Class A	861,300	480,172
GOME Retail Holdings Ltd.(a)(b)	20,670,000	1,873,011
Suning.com Co. Ltd., Class A	954,065	1,431,697
Zhongsheng Group Holdings Ltd.(b)	1,272,000	3,977,359

		7,762,239

Technology Hardware, Storage & Peripherals — 0.9%
Legend Holdings Corp., Class H(c)	826,800	1,779,097
Lenovo Group Ltd.	15,264,000	10,052,166
Meitu Inc.(a)(b)(c)	4,452,000	1,125,024
Ninestar Corp., Class A	127,200	438,278
Xiaomi Corp., Class B(a)(b)(c)	16,281,600	17,725,060

		31,119,625

Textiles, Apparel & Luxury Goods — 1.5%
ANTA Sports Products Ltd.	2,287,000	18,972,350
Bosideng International Holdings Ltd.	5,724,000	1,965,140
HLA Corp. Ltd., Class A	318,000	373,673
Li Ning Co. Ltd.	4,134,000	12,214,145
Shenzhou International Group Holdings Ltd.	1,558,200	21,179,437
Zhejiang Semir Garment Co. Ltd., Class A	190,800	320,710

		55,025,455

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) August 31, 2019	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors — 0.1%
BOC Aviation Ltd.(c)	445,200	$3,869,402
Xiamen C & D Inc., Class A	318,000	380,338

		4,249,740

Transportation Infrastructure — 0.6%
Beijing Capital International Airport Co. Ltd., Class H	3,816,000	3,204,615
China Merchants Port Holdings Co. Ltd.	2,544,000	3,974,112
COSCO SHIPPING Ports Ltd.	3,816,000	3,345,852
Jiangsu Expressway Co. Ltd., Class H	2,544,000	3,376,697
Ningbo Zhoushan Port Co. Ltd., Class A	826,800	445,920
Shanghai International Airport Co. Ltd., Class A	95,499	1,121,516
Shanghai International Port Group Co. Ltd., Class A	826,877	663,165
Shenzhen International Holdings Ltd.	1,908,000	3,613,715
Zhejiang Expressway Co. Ltd., Class H	3,180,000	2,662,395

		22,407,987

Water Utilities — 0.5%
Beijing Enterprises Water Group Ltd.	11,448,000	6,019,611
Guangdong Investment Ltd.	6,360,000	13,409,382

		19,428,993

Wireless Telecommunication Services — 3.0%
China Mobile Ltd.	12,879,000	106,758,607
China United Network Communications Ltd., Class A	2,989,197	2,443,314

		109,201,921

Total Common Stocks — 99.8% (Cost: $3,452,648,684)		3,582,039,332

Rights

Technology Hardware, Storage & Peripherals — 0.0%
Legend Holdings Corp., (Expires 10/25/19)(a)	82,492	0	(e)

Total Rights — 0.0% (Cost: $0)		0	(e)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 3.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(f)(g)(h)	120,100,406	$120,160,456
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(f)(g)	1,740,000	1,740,000

		121,900,456

Total Short-Term Investments — 3.4% (Cost: $121,854,595)		121,900,456

Total Investments in Securities — 103.2% (Cost: $3,574,503,279)		3,703,939,788

Other Assets, Less Liabilities — (3.2)%		(115,013,184)

Net Assets — 100.0%		$3,588,926,604

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	490,177,186	(370,076,780)	120,100,406	$120,160,456	$2,887,712	(b)	$145,259		$(49,484)
BlackRock Cash Funds: Treasury, SL Agency Shares	3,643,507	(1,903,507)	1,740,000	1,740,000	60,226		—		—

				$121,900,456	$2,947,938		$145,259		$(49,484)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
HSCEI Index	55	09/27/19	$3,537	$(12,200)

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI China ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$12,200

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$90,807

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$110,801

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,007,480

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2		Level 3	Total
Investments
Assets
Common Stocks	$3,579,186,452	$—		$2,852,880	$3,582,039,332
Rights	—	0	(a)	—	0	(a)
Money Market Funds	121,900,456	—		—	121,900,456

	$3,701,086,908	$0	(a)	$2,852,880	$3,703,939,788

Derivative financial instruments(b)
Liabilities
Futures Contracts	$(12,200)	$—		$—	$(12,200)

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	37

Schedule of Investments August 31, 2019	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.2%
Shandong Airlines Co. Ltd., Class B	37,000	$34,850

Auto Components — 1.4%
Chaowei Power Holdings Ltd.	130,000	47,783
Launch Tech Co. Ltd., Class H	48,000	29,099
Tianneng Power International Ltd.	176,000	139,042
Xingda International Holdings Ltd.	230,000	58,415

		274,339

Automobiles — 0.5%
Qingling Motors Co. Ltd., Class H	200,000	47,732
Yadea Group Holdings Ltd.(a)(b)	280,000	53,961

		101,693

Beverages — 0.6%
China Huiyuan Juice Group Ltd.(c)(d)	81,000	12,095
Dynasty Fine Wines Group Ltd.(d)	128,000	5,554
Tibet Water Resources Ltd.(b)(d)	480,000	93,117

		110,766

Biotechnology — 2.4%
Ascletis Pharma Inc.(a)(b)(d)	80,000	39,615
Essex Bio-Technology Ltd.	76,000	47,916
Shanghai Haohai Biological Technology Co. Ltd., Class H(a)	11,000	49,136
Zai Lab Ltd., ADR(b)(d)	9,840	320,883

		457,550

Building Products — 0.2%
China Fangda Group Co. Ltd., Class B	93,000	36,913

Capital Markets — 0.2%
Yintech Investment Holdings Ltd., ADR(b)(d)	5,940	32,848

Chemicals — 4.3%
China BlueChemical Ltd., Class H	480,000	127,422
China Longevity Group Co. Ltd.(c)(d)	96,000	—
China Lumena New Materials Corp.(b)(c)(d)	868,000	1
China Sanjiang Fine Chemicals Co. Ltd.	190,000	35,404
China XLX Fertiliser Ltd.	110,000	29,903
Dongyue Group Ltd.	310,000	146,388
Fufeng Group Ltd.	410,600	195,465
Huabao International Holdings Ltd.	210,000	79,869
Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	110,000	67,210
Silver Grant International Holdings Group Ltd.(b)(d)	340,000	55,977
Sinofert Holdings Ltd.	600,000	65,855
Tsaker Chemical Group Ltd.(a)	95,000	29,948

		833,442

Commercial Services & Supplies — 0.8%
Capital Environment Holdings Ltd.(d)	1,400,000	35,735
CT Environmental Group Ltd.(c)(d)	600,000	20,676
Dynagreen Environmental Protection Group Co. Ltd., Class H	100,000	45,690
Ever Sunshine Lifestyle Services Group Ltd.	120,000	58,964

		161,065

Communications Equipment — 0.4%
China Fiber Optic Network System Group Ltd.(c)(d)	181,600	—
Comba Telecom Systems Holdings Ltd.	400,060	85,778

		85,778

Construction & Engineering — 0.1%
Baoye Group Co. Ltd., Class H(d)	50,000	27,759

Security	Shares	Value

Construction Materials — 1.4%
Asia Cement China Holdings Corp.	125,000	$146,771
China Shanshui Cement Group Ltd.(d)	48,000	16,295
West China Cement Ltd.	660,000	112,031

		275,097

Consumer Finance — 1.5%
Jianpu Technology Inc., ADR(b)(d)	15,620	47,016
PPDAI Group Inc., ADR	20,160	75,398
X Financial, ADR	14,690	38,635
Yirendai Ltd., ADR(b)(d)	3,200	30,432
Yixin Group Ltd.(a)(b)(d)	450,000	90,743

		282,224

Containers & Packaging — 1.0%
CPMC Holdings Ltd.	160,000	67,183
Greatview Aseptic Packaging Co. Ltd.	220,000	121,296
Youyuan International Holdings Ltd.(b)(c)(d)	120,000	3,982

		192,461

Distributors — 0.5%
China Animation Characters Co. Ltd.	110,000	28,078
Dah Chong Hong Holdings Ltd.	250,000	69,875

		97,953

Diversified Consumer Services — 5.7%
Bright Scholar Education Holdings Ltd., ADR(d)	5,910	52,717
China Maple Leaf Educational Systems Ltd.	420,000	128,648
China New Higher Education Group Ltd.(a)(b)	150,000	62,601
China Yuhua Education Corp Ltd.(a)(b)	300,000	165,787
Fu Shou Yuan International Group Ltd.(b)	240,000	232,791
Hope Education Group Co. Ltd.(a)	440,000	75,810
Minsheng Education Group Co. Ltd.(a)(d)	220,000	40,713
OneSmart International Education Group Ltd., ADR(b)(d)	19,300	145,136
RISE Education Cayman Ltd., ADR(b)(d)	6,320	52,329
Tarena International Inc., ADR(d)	8,310	9,723
Tianli Education International Holdings Ltd.	140,000	60,750
Wisdom Education International Holdings Co. Ltd.	160,000	77,189

		1,104,194

Diversified Financial Services — 0.4%
National Agricultural Holdings Ltd.(b)(c)(d)	126,000	9,649
Sheng Ye Capital Ltd.(b)	80,000	74,023

		83,672

Electrical Equipment — 1.2%
China High Speed Transmission Equipment Group Co. Ltd.(b)	110,000	60,087
Fullshare Holdings Ltd.(d)	1,675,000	44,679
Hangzhou Steam Turbine Co. Ltd., Class B	82,058	73,728
Harbin Electric Co. Ltd., Class H(d)	180,000	44,108
Trony Solar Holdings Co. Ltd.(c)(d)	216,000	—

		222,602

Electronic Equipment, Instruments & Components — 2.7%
Anxin-China Holdings Ltd.(c)(d)	672,000	1
AVIC International Holdings Ltd., Class H(d)	81,184	44,657
Camsing International Holding Ltd.(c)	112,000	14,780
China Youzan Ltd.(b)(d)	2,720,000	177,044
PAX Global Technology Ltd.	210,000	93,806
Tongda Group Holdings Ltd.	1,100,000	75,810
Truly International Holdings Ltd.(b)(d)	440,000	56,717
Wasion Holdings Ltd.	140,000	50,208

		513,023

Energy Equipment & Services — 0.7%
Anton Oilfield Services Group/Hong Kong	400,000	40,840

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Honghua Group Ltd.(d)	730,000	$52,174
Wison Engineering Services Co. Ltd.	260,000	31,524

		124,538

Entertainment — 2.6%
Changyou.com Ltd., ADR	4,900	28,126
FingerTango Inc.(d)	180,000	17,459
IGG Inc.	240,000	162,341
IMAX China Holding Inc.(a)	33,000	71,430
NetDragon Websoft Holdings Ltd.	55,000	141,091
Poly Culture Group Corp. Ltd., Class H	23,000	18,435
SMI Holdings Group Ltd.(c)(d)	267,200	55,586

		494,468

Equity Real Estate Investment Trusts (REITs) — 1.4%
Yuexiu REIT	420,000	276,593

Food & Staples Retailing — 0.2%
Springland International Holdings Ltd.	160,000	30,222

Food Products — 1.9%
China Foods Ltd.	220,000	95,465
China Modern Dairy Holdings Ltd.(d)	650,000	97,890
COFCO Meat Holdings Ltd.(d)	370,000	106,249
Zhou Hei Ya International Holdings Co. Ltd.(a)	160,000	73,513

		373,117

Gas Utilities — 0.8%
Beijing Gas Blue Sky Holdings Ltd.(b)(d)	1,600,000	40,841
China Oil and Gas Group Ltd.	1,216,000	41,126
China Tian Lun Gas Holdings Ltd.(b)	77,500	74,579

		156,546

Health Care Equipment & Supplies — 1.0%
AK Medical Holdings Ltd.(a)	80,000	70,756
Lifetech Scientific Corp.(d)	660,000	121,297

		192,053

Health Care Providers & Services — 1.8%
China Resources Medical Holdings Co. Ltd.	225,000	160,810
Genertec Universal Medical Group Co. Ltd.(a)(b)	275,000	193,737

		354,547

Hotels, Restaurants & Leisure — 1.9%
500.com Ltd., ADR(b)(d)	5,720	52,910
Ajisen China Holdings Ltd.	130,000	39,985
Beijing Sports and Entertainment Industry Group Ltd.(b)(d)	225,000	9,046
China Travel International Investment Hong Kong Ltd.	580,000	88,828
Haichang Ocean Park Holdings Ltd.(a)(d)	320,000	44,925
Huangshan Tourism Development Co. Ltd., Class B	64,000	62,080
Shanghai Jin Jiang Capital Co. Ltd., Class H	340,000	51,204
Tuniu Corp., ADR(d)	6,950	21,545

		370,523

Household Durables — 2.8%
Kasen International Holdings Ltd.(d)	170,000	178,780
Konka Group Co. Ltd., Class B	180,000	57,202
Q Technology Group Co. Ltd.(b)(d)	110,000	101,502
Skyworth Group Ltd.	500,000	115,502
TCL Electronics Holdings Ltd.	190,000	83,659

		536,645

Household Products — 1.2%
NVC Lighting Holdings Ltd.	690,000	89,824
Vinda International Holdings Ltd.(b)	78,000	136,979

		226,803

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 2.2%
Canvest Environmental Protection Group Co. Ltd.(b)	170,000	$80,928
CGN Meiya Power Holdings Co. Ltd.(a)(d)	340,000	38,186
China Datang Corp. Renewable Power Co. Ltd., Class H	620,000	58,555
China Everbright Greentech Ltd.(a)(b)	140,000	85,765
Concord New Energy Group Ltd.	1,600,000	74,534
GCL New Energy Holdings Ltd.(d)	1,500,000	50,732
Huadian Energy Co. Ltd., Class B(d)	50,054	6,457
Panda Green Energy Group Ltd.(b)(d)	1,020,000	33,846

		429,003

Industrial Conglomerates — 0.3%
Realord Group Holdings Ltd.(d)	112,000	65,182

Insurance — 2.0%
Fanhua Inc., ADR	13,930	379,592

Interactive Media & Services — 2.1%
Bitauto Holdings Ltd., ADR(b)(d)	7,660	97,206
Fang Holdings Ltd., ADR(b)(d)	10,596	21,934
Qutoutiao Inc., ADR(b)(d)	14,400	66,816
Sohu.com Ltd., ADR(b)(d)	8,510	93,014
Tian Ge Interactive Holdings Ltd.(a)(d)	160,000	34,102
Wise Talent Information Technology Co. Ltd.(d)	36,000	85,091

		398,163

Internet & Direct Marketing Retail — 0.4%
Cogobuy Group(a)(d)	150,000	27,567
Jumei International Holding Ltd., ADR(b)(d)	21,330	40,527

		68,094

IT Services — 3.5%
21Vianet Group Inc., ADR(d)	15,560	122,146
AGTech Holdings Ltd.(b)(d)	920,000	41,683
Chinasoft International Ltd.(b)	560,000	232,995
Digital China Holdings Ltd.(d)	180,000	90,743
Hi Sun Technology China Ltd.(d)	480,000	82,089
Huifu Payment Ltd.(a)(b)(d)	132,000	56,605
INESA Intelligent Tech Inc., Class B	79,000	45,583

		671,844

Leisure Products — 0.4%
Bestway Global Holding Inc.(a)	85,000	38,837
Goodbaby International Holdings Ltd.(b)(d)	220,000	41,836

		80,673

Machinery — 3.1%
China Yuchai International Ltd.	3,760	48,730
CIMC Enric Holdings Ltd.	156,000	90,191
Huangshi Dongbei Electrical Appliance Co. Ltd., Class B	30,020	30,020
Kama Co. Ltd., Class B(d)	66,015	29,773
Lonking Holdings Ltd.	520,000	124,104
Sany Heavy Equipment International Holdings Co. Ltd.	250,000	101,463
Shang Gong Group Co. Ltd., Class B(d)	63,000	31,500
Shanghai Diesel Engine Co. Ltd., Class B	104,045	51,086
Shanghai Highly Group Co. Ltd., Class B	78,000	59,748
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class H	60,000	27,874

		594,489

Marine — 1.3%
Seaspan Corp.	23,350	242,373

Media — 0.4%
Mobvista Inc.(a)	100,000	51,050
Phoenix Media Investment Holdings Ltd.	340,000	26,470

		77,520

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) August 31, 2019	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 2.3%
China Metal Recycling Holdings Ltd.(c)(d)	184,800	$—
China Metal Resources Utilization Ltd.(a)(b)(d)	240,000	107,513
Inner Mongolia Eerduosi Resources Co. Ltd., Class B	106,000	75,472
Jinchuan Group International Resources Co. Ltd.	660,000	54,752
Real Gold Mining Ltd.(c)(d)	126,000	—
Shougang Fushan Resources Group Ltd.	640,000	134,774
Tiangong International Co. Ltd.	240,000	74,125

		446,636

Multi-Utilities — 0.1%
Tianjin Development Holdings Ltd.	100,000	27,440

Multiline Retail — 0.2%
Lifestyle China Group Ltd.(d)	115,000	34,051

Oil, Gas & Consumable Fuels — 1.3%
China LNG Group Ltd.(d)	540,000	37,216
China Suntien Green Energy Corp. Ltd., Class H	420,000	108,278
Sinopec Kantons Holdings Ltd.	260,000	103,199

		248,693

Paper & Forest Products — 0.0%
China Forestry Holdings Co. Ltd.(c)(d)	306,000	1
Qunxing Paper Holdings Co. Ltd.(c)(d)	148,000	—
Superb Summit International Group Ltd.(b)(c)(d)	59,500	76

		77

Pharmaceuticals — 3.7%
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	66,000	111,694
China Animal Healthcare Ltd.(b)(c)(d)	140,000	894
China Grand Pharmaceutical and Healthcare Holdings Ltd., Class A	200,000	105,675
China Shineway Pharmaceutical Group Ltd.	76,000	70,807
Consun Pharmaceutical Group Ltd.	120,000	65,396
Dawnrays Pharmaceutical Holdings Ltd.	190,000	32,736
Hua Han Health Industry Holdings Ltd.(b)(c)(d)	651,960	21,630
Lee’s Pharmaceutical Holdings Ltd.	65,000	31,524
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd., Class H	70,000	52,799
Shanghai Haixin Group Co., Class B	118,000	46,374
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(a)	34,000	162,507

		702,036

Real Estate Management & Development — 17.8%
Beijing Capital Land Ltd., Class H	240,000	80,558
Beijing North Star Co. Ltd., Class H	200,000	68,663
C&D International Investment Group Ltd.	60,000	61,950
Central China Real Estate Ltd.	220,038	93,796
China Dili Group(b)(d)	760,000	223,092
China Logistics Property Holdings Co. Ltd.(a)(d)	220,000	87,041
China Merchants Land Ltd.	340,000	44,261
China Overseas Grand Oceans Group Ltd.	410,000	194,656
China Overseas Property Holdings Ltd.	340,000	173,572
China SCE Group Holdings Ltd.	500,800	242,879
China South City Holdings Ltd.	1,240,000	153,510
China Vast Industrial Urban Development Co. Ltd.(a)	90,000	35,034
Colour Life Services Group Co. Ltd.	90,000	47,439
Dexin China Holdings Co. Ltd.(d)	180,000	75,810
Fantasia Holdings Group Co. Ltd.	405,000	60,476
Gemdale Properties & Investment Corp. Ltd.	1,340,000	148,787
Glorious Property Holdings Ltd.(d)	710,000	30,809
Greenland Hong Kong Holdings Ltd.	230,000	79,843
Guorui Properties Ltd.(b)	290,000	50,336

Security	Shares	Value

Real Estate Management & Development (continued)
HKC Holdings Ltd.	40,920	$25,486
Jiayuan International Group Ltd.	320,000	127,831
Jingrui Holdings Ltd.	130,000	42,142
LVGEM China Real Estate Investment Co. Ltd.	260,000	89,594
Modern Land China Co. Ltd.	260,000	38,160
Nam Tai Property Inc.	6,110	55,051
Poly Property Group Co. Ltd.	550,000	193,035
Powerlong Real Estate Holdings Ltd.	380,000	223,092
Redco Properties Group Ltd.(a)	232,000	112,220
Redsun Properties Group Ltd.	180,000	55,365
Road King Infrastructure Ltd.	58,000	102,004
Ronshine China Holdings Ltd.	165,000	189,105
Shanghai Industrial Urban Development Group Ltd.	380,000	55,288
Skyfame Realty Holdings Ltd.	640,000	85,765
Top Spring International Holdings Ltd.	115,000	22,162
Zhuguang Holdings Group Co. Ltd.(b)(d)	380,000	48,983

		3,417,795

Road & Rail — 1.0%
CAR Inc.(d)	200,000	141,921
Shanghai Jinjiang International Industrial Investment Co. Ltd., Class B	43,000	40,119

		182,040

Semiconductors & Semiconductor Equipment — 2.8%
Daqo New Energy Corp., ADR(d)	2,690	138,804
GCL-Poly Energy Holdings Ltd.(d)	3,410,000	132,738
JinkoSolar Holding Co. Ltd., ADR(b)(d)	8,880	194,206
Shanghai Fudan Microelectronics Group Co. Ltd., Class H(d)	70,000	70,131

		535,879

Software — 0.9%
Aurora Mobile Ltd., ADR(d)	5,800	21,290
Cheetah Mobile Inc., ADR(b)(d)	10,470	41,357
Inspur International Ltd.	120,000	52,837
Sinosoft Technology Group Ltd.	130,012	29,038
Xunlei Ltd., ADR(d)	9,190	23,159

		167,681

Specialty Retail — 2.4%
Boshiwa International Holding Ltd.(b)(c)(d)	153,000	195
China Harmony New Energy Auto Holding Ltd.	200,000	58,708
China Meidong Auto Holdings Ltd.	100,000	84,106
China ZhengTong Auto Services Holdings Ltd.	300,000	107,972
Grand Baoxin Auto Group Ltd.(d)	185,000	35,417
Pou Sheng International Holdings Ltd.	580,000	176,916

		463,314

Technology Hardware, Storage & Peripherals — 1.4%
Glory Sun Financial Group Ltd.(b)	3,360,000	143,656
TPV Technology Ltd.	260,000	121,118

		264,774

Textiles, Apparel & Luxury Goods — 3.9%
361 Degrees International Ltd.	220,000	46,609
Best Pacific International Holdings Ltd.(b)	80,000	25,934
China Dongxiang Group Co. Ltd.	880,000	94,342
China Lilang Ltd.	110,000	89,849
Citychamp Watch & Jewellery Group Ltd.(b)(d)	340,000	75,504
Cosmo Lady China Holdings Co. Ltd.(a)	210,000	35,110
Fuguiniao Co. Ltd., Class H(c)(d)	43,200	5,183
HOSA International Ltd.(c)(d)	220,000	5,616
JNBY Design Ltd.	40,000	57,279
Luthai Textile Co. Ltd., Class B	58,037	56,886

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Texhong Textile Group Ltd.	75,000	$63,271
Weiqiao Textile Co.	115,000	28,473
Xtep International Holdings Ltd.	305,000	174,389

		758,445

Trading Companies & Distributors — 1.3%
China Aircraft Leasing Group Holdings Ltd.	75,000	79,256
CITIC Resources Holdings Ltd.	780,037	49,279
HC Group Inc.(b)(d)	150,000	45,563
Shougang Concord International Enterprises Co. Ltd.(b)	1,900,000	73,960

		248,058

Transportation Infrastructure — 1.9%
Anhui Expressway Co. Ltd., Class H	120,000	67,846
COSCO SHIPPING International Hong Kong Co. Ltd.(b)	140,000	40,739
Tianjin Port Development Holdings Ltd.	500,000	43,393
Xiamen International Port Co. Ltd., Class H	260,000	31,856
Yuexiu Transport Infrastructure Ltd.	240,000	186,539

		370,373

Water Utilities — 1.2%
China Everbright Water Ltd.(b)	231,000	52,455
China Water Affairs Group Ltd.	210,000	169,386

		221,841

Total Common Stocks — 99.7% (Cost: $25,865,023)		19,160,350

Short-Term Investments

Money Market Funds — 18.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(e)(f)(g)	3,599,323	3,601,122

Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(e)(f)	17,000	$17,000

		3,618,122

Total Short-Term Investments — 18.8% (Cost: $3,616,820)		3,618,122

Total Investments in Securities — 118.5% (Cost: $29,481,843)		22,778,472

Other Assets, Less Liabilities — (18.5)%		(3,548,106)

Net Assets — 100.0%		$19,230,366

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	4,008,047	(408,724)	3,599,323	$3,601,122	$173,247	(b)	$66		$182
BlackRock Cash Funds: Treasury, SL Agency Shares	20,119	(3,119)	17,000	17,000	736		—		—

				$3,618,122	$173,983		$66		$182

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) August 31, 2019	iShares® MSCI China Small-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$19,009,985	$—	$150,365	$19,160,350
Money Market Funds	3,618,122	—	—	3,618,122

	$22,628,107	$—	$150,365	$22,778,472

See notes to financial statements.

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Indonesia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 6.3%
Astra International Tbk PT	54,067,330	$25,442,328

Banks — 36.4%
Bank Central Asia Tbk PT	28,688,658	61,685,165
Bank Mandiri Persero Tbk PT	34,334,260	17,548,353
Bank Negara Indonesia Persero Tbk PT	24,268,658	13,173,681
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	11,149,136	1,245,779
Bank Pembangunan Daerah Jawa Timur Tbk PT	18,199,400	814,707
Bank Rakyat Indonesia Persero Tbk PT	158,760,360	47,790,394
Bank Tabungan Negara Persero Tbk PT	15,437,826	2,176,641
Bank Tabungan Pensiunan Nasional Syariah Tbk PT(a)	8,070,700	1,832,052

		146,266,772

Capital Markets — 0.6%
Kresna Graha Investama Tbk PT(a)	47,197,300	1,746,816
Pool Advista Indonesia Tbk PT(a)	8,164,200	687,784

		2,434,600

Chemicals — 1.4%
Barito Pacific Tbk PT	89,921,100	5,736,947

Construction & Engineering — 2.0%
Adhi Karya Persero Tbk PT	9,315,210	876,687
PP Persero Tbk PT	12,627,622	1,646,888
Sitara Propertindo Tbk PT(a)	26,286,900	1,352,798
Waskita Karya Persero Tbk PT	17,981,100	2,211,986
Wijaya Karya Persero Tbk PT	12,957,770	2,018,799

		8,107,158

Construction Materials — 4.9%
Indocement Tunggal Prakarsa Tbk PT	6,049,344	9,264,857
Semen Indonesia Persero Tbk PT	9,829,355	9,181,456
Waskita Beton Precast Tbk PT	47,191,400	1,124,476

		19,570,789

Diversified Telecommunication Services — 12.1%
Inovisi Infracom Tbk PT(a)(b)	9,476,400	—
Link Net Tbk PT	5,066,200	1,446,465
Telekomunikasi Indonesia Persero Tbk PT	140,166,890	43,971,989
Tower Bersama Infrastructure Tbk PT	7,643,500	3,219,592

		48,638,046

Energy Equipment & Services — 0.3%
Pelayaran Tamarin Samudra Tbk PT(a)	34,516,100	1,094,977

Food Products — 7.4%
Charoen Pokphand Indonesia Tbk PT	24,131,325	8,548,460
Eagle High Plantations Tbk PT(a)	66,990,752	613,944
Indofood CBP Sukses Makmur Tbk PT	7,861,954	6,678,643
Indofood Sukses Makmur Tbk PT	14,614,730	8,165,085
Inti Agri Resources Tbk PT(a)	193,341,800	681,501
Japfa Comfeed Indonesia Tbk PT	17,098,900	1,898,539
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	14,383,600	1,221,871
Sawit Sumbermas Sarana Tbk PT	14,639,500	944,317
Tunas Baru Lampung Tbk PT	14,518,900	921,185

		29,673,545

Gas Utilities — 1.2%
Perusahaan Gas Negara Tbk PT	36,553,007	4,947,605

Household Products — 4.2%
Unilever Indonesia Tbk PT	4,947,104	17,036,731

Security	Shares	Value

Insurance — 0.3%
Panin Financial Tbk PT(a)	63,124,478	$1,352,826

Marine — 0.3%
Berlian Laju Tanker Tbk PT(a)	20,933,614	73,788
Trada Alam Minera Tbk PT(a)	132,756,500	963,970

		1,037,758

Media — 1.2%
Global Mediacom Tbk PT	36,509,000	869,936
Media Nusantara Citra Tbk PT	23,619,600	2,064,738
Surya Citra Media Tbk PT	22,491,300	1,958,178

		4,892,852

Metals & Mining — 1.1%
Aneka Tambang Tbk	33,629,954	2,536,768
Krakatau Steel Persero Tbk PT(a)	28,321,993	698,815
Timah Tbk PT	14,423,280	996,462

		4,232,045

Multiline Retail — 1.3%
Matahari Department Store Tbk PT	9,306,700	1,981,405
Mitra Adiperkasa Tbk PT	31,485,400	2,197,430
Ramayana Lestari Sentosa Tbk PT	12,135,500	1,035,175

		5,214,010

Oil, Gas & Consumable Fuels — 3.7%
Adaro Energy Tbk PT	49,832,039	3,952,136
Alfa Energi Investama Tbk PT(a)	5,099,300	826,816
Bukit Asam Tbk PT	11,167,800	1,944,622
Bumi Resources Tbk PT(a)	205,994,200	1,365,066
Delta Dunia Makmur Tbk PT(a)	28,804,400	722,902
Indika Energy Tbk PT	9,315,100	886,527
Medco Energi Internasional Tbk PT(a)	27,849,033	1,452,822
Sekawan Intipratama Tbk PT(a)(b)	30,572,100	2,155
Sugih Energy Tbk PT(a)(b)	39,886,700	11,248
United Tractors Tbk PT	2,469,696	3,643,172

		14,807,466

Paper & Forest Products — 2.0%
Indah Kiat Pulp & Paper Corp. Tbk PT	9,360,800	4,520,372
Pabrik Kertas Tjiwi Kimia Tbk PT	5,249,200	3,682,026

		8,202,398

Personal Products — 0.3%
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	14,843,400	1,339,412

Pharmaceuticals — 2.1%
Kalbe Farma Tbk PT	70,265,385	8,371,414

Real Estate Management & Development — 5.1%
Alam Sutera Realty Tbk PT(a)	51,274,316	1,127,782
Bumi Serpong Damai Tbk PT(a)	28,246,222	2,688,220
Ciputra Development Tbk PT	38,344,913	2,960,006
Hanson International Tbk PT(a)	297,406,835	2,075,663
Lippo Karawaci Tbk PT(a)	158,544,542	2,838,936
Pakuwon Jati Tbk PT	61,825,577	2,789,451
PP Properti Tbk PT	121,583,539	985,697
Puradelta Lestari Tbk PT	52,539,300	1,148,197
Sentul City Tbk PT(a)	113,135,500	965,061
Summarecon Agung Tbk PT	37,368,558	2,792,434

		20,371,447

Specialty Retail — 0.8%
Ace Hardware Indonesia Tbk PT	27,242,779	3,312,922

Textiles, Apparel & Luxury Goods — 0.2%
Sri Rejeki Isman Tbk PT	41,894,700	992,359

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Indonesia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco — 3.4%
Gudang Garam Tbk PT	1,589,942	$7,787,185
Hanjaya Mandala Sampoerna Tbk PT	30,918,300	5,863,252

		13,650,437

Trading Companies & Distributors — 0.5%
AKR Corporindo Tbk PT	6,954,800	2,093,549

Transportation Infrastructure — 0.8%
Jasa Marga Persero Tbk PT	7,964,208	3,144,136

Total Common Stocks — 99.9% (Cost: $507,967,421)		401,964,529

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(c)(d)	197,000	197,000

Total Short-Term Investments — 0.1% (Cost: $197,000)		197,000

Total Investments in Securities — 100.0% (Cost: $508,164,421)		402,161,529

Other Assets, Less Liabilities — 0.0%		23,580

Net Assets — 100.0%		$402,185,109

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	375,511	(178,511)	197,000	$197,000	$8,421	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$401,951,126	$—	$13,403	$401,964,529
Money Market Funds	197,000	—	—	197,000

	$402,148,126	$—	$13,403	$402,161,529

See notes to financial statements.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Peru ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 30.3%
Banco BBVA Peru SA	5,628,366	$5,387,900
Credicorp Ltd.	181,538	37,600,151
Intercorp Financial Services Inc.	168,541	6,573,099

		49,561,150

Capital Markets — 0.7%
Bolsa de Valores de Lima SAA, Class A	1,434,648	1,098,683

Construction & Engineering — 1.7%
Grana y Montero SAA(a)	5,740,933	2,823,923

Construction Materials — 5.7%
Cementos Pacasmayo SAA	2,516,607	4,262,232
Union Andina de Cementos SAA	7,535,580	5,149,422

		9,411,654

Electric Utilities — 5.3%
Enel Distribucion Peru SAA	1,503,691	2,870,036
Luz del Sur SAA	1,310,781	5,791,289

		8,661,325

Food & Staples Retailing — 4.4%
InRetail Peru Corp.(b)	190,840	7,223,294

Food Products — 4.8%
Alicorp SAA	2,572,328	7,197,866
Casa Grande SAA	784,801	730,467

		7,928,333

Metals & Mining — 39.8%
Cia. de Minas Buenaventura SAA, ADR	1,335,226	20,348,844
Hochschild Mining PLC	2,648,420	7,070,031

Security	Shares	Value

Metals & Mining (continued)
Minsur SA	10,878,762	$4,646,236
Nexa Resources Atacocha SAA, Class B(a)	7,547,259	395,697
Pan American Silver Corp.	315,832	5,832,719
Sociedad Minera Cerro Verde SAA	178,080	3,383,520
Southern Copper Corp.	562,406	17,772,030
Trevali Mining Corp.(a)	13,482,714	1,877,109
Volcan Cia. Minera SAA, Class B, NVS	28,518,745	3,771,643

		65,097,829

Multiline Retail — 2.7%
SACI Falabella	795,860	4,479,668

Oil, Gas & Consumable Fuels — 0.8%
Refineria La Pampilla SAA Relapasa(a)	41,235,677	1,311,749

Trading Companies & Distributors — 3.7%
Ferreycorp SAA	9,920,846	5,990,408

Total Common Stocks — 99.9% (Cost: $224,613,615)		163,588,016

Total Investments in Securities — 99.9% (Cost: $224,613,615)		163,588,016

Other Assets, Less Liabilities — 0.1%		149,897

Net Assets — 100.0%		$163,737,913

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	163,488	(163,488)	—	$—	$3,765	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$163,588,016	$—	$—	$163,588,016

See notes to financial statements.

SCHEDULE OF INVESTMENTS	45

Schedule of Investments August 31, 2019	iShares® MSCI Philippines ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.6%
Cebu Air Inc.	705,310	$1,327,770

Banks — 15.6%
Bank of the Philippine Islands	2,990,375	5,052,173
BDO Unibank Inc.	6,364,574	18,216,809
East West Banking Corp.(a)	1,930,100	441,208
Metropolitan Bank & Trust Co.	5,260,268	7,164,251
Security Bank Corp.	756,530	2,964,647

		33,839,088

Chemicals — 0.8%
D&L Industries Inc.	9,590,200	1,689,327

Construction & Engineering — 0.4%
Megawide Construction Corp.	2,113,100	771,241

Diversified Financial Services — 2.1%
Metro Pacific Investments Corp.	47,042,850	4,473,171

Electric Utilities — 2.4%
Manila Electric Co.	747,440	5,240,659

Electronic Equipment, Instruments & Components — 0.2%
Integrated Micro-Electronics Inc.	2,527,000	397,563

Food & Staples Retailing — 0.4%
Cosco Capital Inc.	7,153,500	953,663

Food Products — 4.4%
Universal Robina Corp.	2,906,888	9,660,311

Hotels, Restaurants & Leisure — 4.2%
Altus San Nicolas Corp.(a)	137,095	13,678
Bloomberry Resorts Corp.	12,855,665	2,553,476
Jollibee Foods Corp.	1,445,751	6,604,228

		9,171,382

Independent Power and Renewable Electricity Producers — 2.6%
Aboitiz Power Corp.	4,816,635	3,515,961
First Gen Corp.	4,159,637	2,109,483

		5,625,444

Industrial Conglomerates — 28.6%
Aboitiz Equity Ventures Inc.	6,503,567	6,733,751
Alliance Global Group Inc.	13,271,239	3,237,665
Ayala Corp.	912,568	16,215,250
DMCI Holdings Inc.	13,267,860	2,306,567
GT Capital Holdings Inc.	320,656	5,592,963
JG Summit Holdings Inc.	9,215,092	12,736,414
SM Investments Corp.	777,256	15,318,920

		62,141,530

Security	Shares	Value

Oil, Gas & Consumable Fuels — 1.4%
Petron Corp.	9,375,000	$916,655
Pilipinas Shell Petroleum Corp.	1,074,500	648,116
Semirara Mining & Power Corp.	3,514,900	1,566,454

		3,131,225

Real Estate Management & Development — 25.3%
Ayala Land Inc.	23,873,540	21,691,753
DoubleDragon Properties Corp.(a)	2,431,490	1,011,223
Filinvest Land Inc.	33,834,590	1,052,913
Megaworld Corp.	37,619,660	3,707,225
Robinsons Land Corp.	6,936,006	3,330,935
SM Prime Holdings Inc.	32,755,835	22,211,612
Vista Land & Lifescapes Inc.	12,925,700	1,911,884

		54,917,545

Specialty Retail — 0.7%
Wilcon Depot Inc.	4,897,400	1,589,897

Transportation Infrastructure — 4.3%
International Container Terminal Services Inc.	3,322,873	8,668,226
MacroAsia Corp.	1,592,220	581,130

		9,249,356

Water Utilities — 0.8%
Manila Water Co. Inc.	4,045,429	1,748,492

Wireless Telecommunication Services — 5.0%
Globe Telecom Inc.	110,285	4,300,601
PLDT Inc.	284,839	6,451,043

		10,751,644

Total Common Stocks — 99.8% (Cost: $247,731,192)		216,679,308

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(b)(c)	135,000	135,000

Total Short-Term Investments — 0.1% (Cost: $135,000)		135,000

Total Investments in Securities — 99.9% (Cost: $247,866,192)		216,814,308

Other Assets, Less Liabilities — 0.1%		213,861

Net Assets — 100.0%		$217,028,169

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	83,914	51,086	135,000	$135,000	$2,174	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Philippines ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$216,665,630	$13,678	$—	$216,679,308
Money Market Funds	135,000	—	—	135,000

	$216,800,630	$13,678	$—	$216,814,308

See notes to financial statements.

SCHEDULE OF INVESTMENTS	47

Schedule of Investments August 31, 2019	iShares® MSCI Poland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 31.2%
Alior Bank SA(a)	393,855	$4,006,028
Bank Millennium SA(a)	2,791,051	4,683,431
Bank Polska Kasa Opieki SA	745,312	18,265,253
mBank SA(a)	67,900	5,514,807
Powszechna Kasa Oszczednosci Bank Polski SA	3,830,457	37,755,357
Santander Bank Polska SA	143,931	11,052,243

		81,277,119

Capital Markets — 0.6%
Warsaw Stock Exchange	150,685	1,490,935

Chemicals — 1.3%
Ciech SA(a)	141,226	1,280,010
Grupa Azoty SA(b)	229,960	2,194,258

		3,474,268

Construction & Engineering — 0.7%
Budimex SA	58,507	1,929,636

Consumer Finance — 1.3%
KRUK SA(b)	81,641	3,412,028

Diversified Telecommunication Services — 1.9%
Orange Polska SA(a)	3,124,161	5,014,294

Electric Utilities — 5.2%
Enea SA(a)	1,100,001	2,402,474
Energa SA(a)	1,052,605	1,753,039
PGE Polska Grupa Energetyczna SA(a)	3,813,635	7,398,852
Tauron Polska Energia SA(a)(b)	5,248,161	1,976,674

		13,531,039

Entertainment — 5.0%
CD Projekt SA	205,103	13,064,379

Food & Staples Retailing — 4.2%
Dino Polska SA(a)(c)	224,786	8,704,059
Eurocash SA(b)	426,888	2,207,550

		10,911,609

Health Care Providers & Services — 0.5%
Neuca SA	16,273	1,360,198

Insurance — 9.6%
Powszechny Zaklad Ubezpieczen SA	2,643,554	24,885,128

Machinery — 0.5%
Famur SA	1,385,281	1,307,873

Media — 3.3%
Cyfrowy Polsat SA	1,168,254	8,559,068

Metals & Mining — 5.0%
Jastrzebska Spolka Weglowa SA	255,173	1,909,325

Security	Shares	Value

Metals & Mining (continued)
KGHM Polska Miedz SA(a)	566,049	$11,161,509

		13,070,834

Oil, Gas & Consumable Fuels — 18.9%
Grupa Lotos SA	420,826	9,124,368
Lubelski Wegiel Bogdanka SA	82,371	799,457
Polski Koncern Naftowy ORLEN SA	1,310,019	29,894,667
Polskie Gornictwo Naftowe i Gazownictwo SA	7,790,835	9,297,337

		49,115,829

Road & Rail — 0.4%
PKP Cargo SA	165,035	1,150,938

Software — 1.9%
Asseco Poland SA	352,973	4,972,077

Textiles, Apparel & Luxury Goods — 5.8%
CCC SA	133,183	4,134,358
LPP SA	5,826	10,898,219

		15,032,577

Wireless Telecommunication Services — 1.8%
PLAY Communications SA(c)	545,328	4,717,449

Total Common Stocks — 99.1% (Cost: $361,758,198)		258,277,278

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	3,119,876	3,121,436
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	127,000	127,000

		3,248,436

Total Short-Term Investments — 1.3% (Cost: $3,248,049)		3,248,436

Total Investments in Securities — 100.4% (Cost: $365,006,247)		261,525,714

Other Assets, Less Liabilities — (0.4)%		(947,881)

Net Assets — 100.0%		$260,577,833

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Poland ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,985,114	1,134,762	3,119,876	$3,121,436	$64,551	(b)	$1,512		$94
BlackRock Cash Funds: Treasury, SL Agency Shares	128,703	(1,703)	127,000	127,000	3,753		—		—

				$3,248,436	$68,304		$1,512		$94

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$258,277,278	$—	$—	$258,277,278
Money Market Funds	3,248,436	—	—	3,248,436

	$261,525,714	$—	$—	$261,525,714

See notes to financial statements.

SCHEDULE OF INVESTMENTS	49

Schedule of Investments August 31, 2019	iShares® MSCI Qatar ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.3%
Gulf Warehousing Co.	513,280	$670,075

Banks — 47.0%
Commercial Bank PSQC (The)	1,832,634	2,382,449
Doha Bank QPSC	1,799,544	1,277,841
Masraf Al Rayan QSC	2,823,197	2,798,909
Qatar First Bank(a)	510,937	41,026
Qatar International Islamic Bank QSC	707,900	1,496,421
Qatar Islamic Bank SAQ	966,686	4,171,416
Qatar National Bank QPSC	2,221,312	11,617,677

		23,785,739

Chemicals — 4.8%
Mesaieed Petrochemical Holding Co.	3,132,846	2,429,955

Construction Materials — 1.1%
Qatar National Cement Co. QSC	340,680	530,350

Diversified Financial Services — 0.5%
Salam International Investment Ltd. QSC(a)	2,555,328	270,782

Diversified Telecommunication Services — 3.2%
Ooredoo QPSC	858,060	1,640,426

Energy Equipment & Services — 1.2%
Gulf International Services QSC(a)	1,475,290	628,554

Food & Staples Retailing — 1.1%
Al Meera Consumer Goods Co. QSC	130,282	530,166

Health Care Providers & Services — 1.4%
Medicare Group	333,571	726,085

Industrial Conglomerates — 10.3%
Industries Qatar QSC	1,511,309	4,490,794
Mannai Corp. QSC	291,356	272,935
Qatar Industrial Manufacturing Co. QSC	525,890	442,371

		5,206,100

Security	Shares	Value

Insurance — 2.8%
Qatar Insurance Co. SAQ	1,635,070	$1,397,725

Marine — 2.2%
Qatar Navigation QSC	658,340	1,087,794

Metals & Mining — 1.4%
Qatar Aluminum Manufacturing Co.	3,325,300	699,298

Multi-Utilities — 4.0%
Qatar Electricity & Water Co. QSC	490,317	2,022,064

Oil, Gas & Consumable Fuels — 7.6%
Qatar Fuel QSC	360,910	2,129,088
Qatar Gas Transport Co. Ltd.	2,645,900	1,719,853

		3,848,941

Real Estate Management & Development — 8.6%
Barwa Real Estate Co.	1,931,090	1,793,174
Ezdan Holding Group QSC(a)	7,796,389	1,292,478
Mazaya Qatar Real Estate Development QSC	1,811,386	363,613
United Development Co. QSC	2,345,110	877,454

		4,326,719

Wireless Telecommunication Services — 1.5%
Vodafone Qatar QSC	2,252,840	756,792

Total Common Stocks — 100.0% (Cost: $44,029,002)		50,557,565

Total Investments in Securities — 100.0% (Cost: $44,029,002)		50,557,565

Other Assets, Less Liabilities — 0.0%		18,007

Net Assets — 100.0%		$50,575,572

(a)	Non-income producing security.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	25,912	(25,912)	—	$—	$2,388	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Qatar ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$50,557,565	$—	$—	$50,557,565

See notes to financial statements.

SCHEDULE OF INVESTMENTS	51

Schedule of Investments August 31, 2019	iShares® MSCI Saudi Arabia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 41.6%
Al Rajhi Bank	4,904,629	$79,113,247
Alinma Bank	3,114,492	18,268,276
Bank AlBilad	1,587,155	11,086,853
Bank Al-Jazira	1,757,539	6,325,960
Banque Saudi Fransi	2,280,731	21,282,850
National Commercial Bank	4,757,010	60,434,459
Riyad Bank	4,295,219	29,316,556
Samba Financial Group	3,820,468	29,233,858
Saudi British Bank (The)	1,599,745	13,648,610

		268,710,669

Building Products — 0.2%
Saudi Ceramic Co.(a)	188,306	1,130,629

Chemicals — 20.9%
Advanced Petrochemical Co.	424,178	6,333,209
Alujain Corp.(a)	204,433	1,252,532
National Industrialization Co.(a)	1,453,134	5,292,295
Sahara International Petrochemical Co.	1,618,774	7,803,192
Saudi Arabian Fertilizer Co.	570,106	12,007,992
Saudi Basic Industries Corp.	2,998,154	79,855,916
Saudi Industrial Investment Group	971,281	5,645,326
Saudi Kayan Petrochemical Co.(a)	2,158,572	6,042,874
Yanbu National Petrochemical Co.	754,208	10,778,134

		135,011,470

Construction Materials — 4.3%
Arabian Cement Co./Saudi Arabia	255,087	1,999,509
City Cement Co.	501,675	1,952,823
Eastern Province Cement Co.	231,178	1,935,369
Najran Cement Co.(a)	518,380	1,212,092
Northern Region Cement Co.(a)	521,848	1,363,508
Qassim Cement Co. (The)	215,770	3,071,991
Saudi Cement Co.	337,019	5,624,921
Southern Province Cement Co.	291,470	4,274,096
Yamama Cement Co.(a)	498,540	2,844,471
Yanbu Cement Co.	366,889	3,335,621

		27,614,401

Diversified Financial Services — 0.1%
Aseer Trading Tourism & Manufacturing Co.(a)	418,364	994,963

Diversified Telecommunication Services — 5.7%
Saudi Telecom Co.	1,408,178	37,168,961

Electric Utilities — 3.0%
Saudi Electricity Co.	3,548,270	19,393,589

Food & Staples Retailing — 0.6%
Abdullah Al Othaim Markets Co.	202,191	4,204,788

Food Products — 4.5%
Almarai Co. JSC	1,111,485	14,683,681
Halwani Brothers Co.(a)	87,290	764,517
National Agriculture Development Co. (The)(a)	232,494	1,521,157
Saudia Dairy & Foodstuff Co.	78,353	2,615,457
Savola Group (The)(a)	1,130,192	9,416,509

		29,001,321

Gas Utilities — 0.2%
National Gas & Industrialization Co.	201,187	1,571,648

Security	Shares	Value

Health Care Providers & Services — 2.1%
Al Hammadi Co. for Development and Investment(a)	308,138	$1,846,840
Dallah Healthcare Co.	151,721	2,006,389
Middle East Healthcare Co.(a)	189,614	1,296,718
Mouwasat Medical Services Co.	219,700	4,978,937
National Medical Care Co.	118,871	1,622,682
Saudi Chemical Co.	173,701	1,542,177

		13,293,743

Hotels, Restaurants & Leisure — 1.9%
Dur Hospitality Co.	225,961	1,102,484
Herfy Food Services Co.	121,610	1,653,587
Leejam Sports Co. JSC	105,773	2,196,848
Saudi Airlines Catering Co.	182,164	4,249,700
Seera Group Holding	690,367	3,110,673

		12,313,292

Insurance — 1.7%
Al Rajhi Co for Cooperative Insurance(a)	100,087	1,542,386
Bupa Arabia for Cooperative Insurance Co.	165,760	4,569,703
Co for Cooperative Insurance (The)(a)	276,952	4,888,214

		11,000,303

Media — 0.6%
Saudi Research & Marketing Group(a)	164,986	3,958,925

Metals & Mining — 3.2%
Saudi Arabian Mining Co.(a)	1,727,380	20,402,307

Oil, Gas & Consumable Fuels — 1.1%
Aldrees Petroleum and Transport Services Co.	157,499	1,893,834
Rabigh Refining & Petrochemical Co.(a)	977,498	5,165,439

		7,059,273

Pharmaceuticals — 0.3%
Saudi Pharmaceutical Industries & Medical Appliances Corp.	299,943	2,055,226

Real Estate Management & Development — 2.4%
Arriyadh Development Co.	457,565	1,910,435
Dar Al Arkan Real Estate Development Co.(a)	2,336,459	7,201,180
Emaar Economic City(a)	1,876,378	5,002,741
Saudi Real Estate Co.(a)	494,262	1,502,276

		15,616,632

Road & Rail — 0.5%
Saudi Public Transport Co.(a)	355,196	1,361,804
United International Transportation Co.	188,953	1,612,098

		2,973,902

Specialty Retail — 2.5%
Fawaz Abdulaziz Al Hokair & Co.(a)	373,828	2,142,881
Jarir Marketing Co.	252,921	10,479,090
Saudi Co. For Hardware CJSC	75,809	1,277,396
United Electronics Co.	120,479	2,367,372

		16,266,739

Wireless Telecommunication Services — 2.3%
Etihad Etisalat Co.(a)	1,641,847	10,882,320

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Saudi Arabia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Wireless Telecommunication Services (continued)
Mobile Telecommunications Co.(a)	1,262,913	$3,946,287

		14,828,607

Total Common Stocks — 99.7% (Cost: $657,781,563)		644,571,388

Total Investments in Securities — 99.7% (Cost: $657,781,563)		644,571,388

Other Assets, Less Liabilities — 0.3%		2,019,840

Net Assets — 100.0%		$646,591,228

(a)	Non-income producing security.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	940,172	(940,172)	—	$—	$11,532	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$644,571,388	$—	$—	$644,571,388

See notes to financial statements.

SCHEDULE OF INVESTMENTS	53

Schedule of Investments August 31, 2019	iShares® MSCI UAE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 3.0%
Air Arabia PJSC(a)	4,159,656	$1,358,939

Banks — 37.4%
Abu Dhabi Commercial Bank PJSC	2,114,237	5,001,897
Ajman Bank PJSC	3,468,189	905,488
Dubai Islamic Bank PJSC	1,409,622	1,964,871
First Abu Dhabi Bank PJSC	2,234,219	9,282,001

		17,154,257

Building Products — 0.6%
National Central Cooling Co. PJSC	639,231	299,328

Capital Markets — 3.4%
Dubai Financial Market PJSC(a)	4,561,353	1,067,957
SHUAA Capital PSC	1,827,308	485,040

		1,552,997

Construction & Engineering — 2.5%
Arabtec Holding PJSC	2,065,962	905,544
Drake & Scull International PJSC(a)(b)	2,972,998	253,014

		1,158,558

Diversified Financial Services — 4.3%
Al Waha Capital PJSC	3,306,977	927,320
Amanat Holdings PJSC	3,329,881	820,425
Gulf General Investment Co.(a)(b)	7,295,803	212,728

		1,960,473

Diversified Telecommunication Services — 13.5%
Emirates Telecommunications Group Co. PJSC	1,347,540	6,199,972

Energy Equipment & Services — 1.2%
Lamprell PLC(a)	906,037	560,536

Food Products — 1.2%
Agthia Group PJSC	569,564	542,715

Health Care Providers & Services — 4.7%
NMC Health PLC(c)	70,047	2,134,375

Hotels, Restaurants & Leisure — 1.6%
DXB Entertainments PJSC(a)	12,077,104	716,771

Industrial Conglomerates — 2.9%
Dubai Investments PJSC	3,771,262	1,344,991

Oil, Gas & Consumable Fuels — 3.3%
Dana Gas PJSC	5,589,064	1,494,211

Security	Shares	Value

Real Estate Management & Development — 14.8%
Aldar Properties PJSC	3,322,741	$2,026,310
DAMAC Properties Dubai Co. PJSC(a)	4,227,494	1,096,825
Deyaar Development PJSC(a)	454,827	39,376
Emaar Development PJSC	33,866	37,894
Emaar Malls PJSC	74,135	39,155
Emaar Properties PJSC	1,385,920	1,867,690
Eshraq Properties Co. PJSC(a)	4,343,970	475,416
RAK Properties PJSC(a)	3,781,797	456,103
Union Properties PJSC(a)	7,926,355	725,060

		6,763,829

Thrifts & Mortgage Finance — 0.4%
Amlak Finance PJSC(a)	2,395,213	209,972

Transportation Infrastructure — 4.4%
DP World PLC	143,821	2,013,494

Total Common Stocks — 99.2% (Cost: $44,669,796)		45,465,418

Short-Term Investments

Money Market Funds — 2.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	845,962	846,385
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	158,000	158,000

		1,004,385

Total Short-Term Investments — 2.2% (Cost: $1,004,470)		1,004,385

Total Investments in Securities — 101.4% (Cost: $45,674,266)		46,469,803

Other Assets, Less Liabilities — (1.4)%		(662,708)

Net Assets — 100.0%		$45,807,095

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	845,962	845,962	$846,385	$1,651	(b)	$77		$(85)
BlackRock Cash Funds: Treasury, SL Agency Shares	120,744	37,256	158,000	158,000	2,168		—		—

				$1,004,385	$3,819		$77		$(85)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI UAE ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$44,999,676	$—	$465,742	$45,465,418
Money Market Funds	1,004,385	—	—	1,004,385

	$46,004,061	$—	$465,742	$46,469,803

The following table includes a rollforward for the year ended August 31, 2019 of investments whose values are classified as Level 3 as of the beginning or end of the year.

Common Stocks
Balance at beginning of period	$—
Realized gain (loss) and change in unrealized appreciation/depreciation	(363,600)
Purchases	165,649
Sales	(88,894)
Transfers in(a)	752,387 (b)
Transfers out(a)	—

Balance at end of period	$465,742

Net change in unrealized appreciation/depreciation on investments still held at end of period	$(233,640)

(a)	Represents the value as of the beginning of the reporting period.
(b)	Transfers in to Level 3 are due to the suspension of trading of equity securities.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Common Stock	$465,742	Market	Last traded price adjusted by change on proxy index	-15.52% to -10.00%		-13.00%

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	55

Statements of Assets and Liabilities

August 31, 2019

	iShares MSCI Argentina and Global Exposure ETF	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$8,692,466	$106,214,003	$3,582,039,332	$19,160,350
Affiliated(c)	205,697	125,000	121,900,456	3,618,122
Cash	1,763	502	158,459	321
Foreign currency, at value(d)	1,364	2,517,677	1,617,281	23,964
Foreign currency collateral pledged:
Futures contracts(e)	—	—	307,453	—
Receivables:
Investments sold	1,775	—	—	3,575
Securities lending income — Affiliated	396	—	194,075	14,547
Variation margin on futures contracts	—	—	40,416	—
Dividends	25	271,247	4,503,160	18,693

Total assets	8,903,486	109,128,429	3,710,760,632	22,839,572

LIABILITIES
Collateral on securities loaned, at value	196,908	—	119,967,212	3,599,495
Payables:
Investments purchased	—	2,490,133	—	—
Investment advisory fees	2,191	50,570	1,866,816	9,711
Total liabilities	199,099	2,540,703	121,834,028	3,609,206

NET ASSETS	$8,704,387	$106,587,726	$3,588,926,604	$19,230,366

NET ASSETS CONSIST OF:
Paid-in capital	$17,004,706	$125,552,631	$3,908,127,353	$32,193,288
Accumulated loss	(8,300,319)	(18,964,905)	(319,200,749)	(12,962,922)

NET ASSETS	$8,704,387	$106,587,726	$3,588,926,604	$19,230,366

Shares outstanding	450,000	6,300,000	63,600,000	500,000

Net asset value	$19.34	$16.92	$56.43	$38.46

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$181,871	$—	$115,104,876	$3,111,478
(b) Investments, at cost — Unaffiliated	$15,787,745	$77,020,015	$3,452,648,684	$25,865,023
(c) Investments, at cost — Affiliated	$205,656	$125,000	$121,854,595	$3,616,820
(d) Foreign currency, at cost	$1,364	$2,517,571	$1,615,824	$23,965
(e) Foreign currency collateral pledged, at cost	$—	$—	$308,196	$—

See notes to financial statements.

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

August 31, 2019

	iShares MSCI Indonesia ETF	iShares MSCI Peru ETF	iShares MSCI Philippines ETF	iShares MSCI Poland ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$401,964,529	$163,588,016	$216,679,308	$258,277,278
Affiliated(c)	197,000	—	135,000	3,248,436
Cash	382	—	658	97
Foreign currency, at value(d)	183,988	1,701,838	306,673	160,768
Receivables:
Investments sold	—	—	1,245,374	—
Securities lending income — Affiliated	—	—	—	5,909
Capital shares sold	43,204	—	11,232	29,117
Dividends	301	80,601	211,929	1,779,012
Tax reclaims	—	—	—	326,096

Total assets	402,389,404	165,370,455	218,590,174	263,826,713

LIABILITIES
Bank overdraft	—	1,100,097	—	—
Collateral on securities loaned, at value	—	—	—	3,112,392
Payables:
Investments purchased	—	450,160	1,451,693	—
Investment advisory fees	204,295	82,087	110,312	136,488
Foreign taxes	—	198	—	—

Total liabilities	204,295	1,632,542	1,562,005	3,248,880

NET ASSETS	$402,185,109	$163,737,913	$217,028,169	$260,577,833

NET ASSETS CONSIST OF:
Paid-in capital	$601,888,167	$319,434,026	$292,036,942	$416,433,617
Accumulated loss	(199,703,058)	(155,696,113)	(75,008,773)	(155,855,784)

NET ASSETS	$402,185,109	$163,737,913	$217,028,169	$260,577,833

Shares outstanding	15,950,000	4,800,000	6,300,000	12,600,000

Net asset value	$25.22	$34.11	$34.45	$20.68

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$—	$—	$3,925,288
(b) Investments, at cost — Unaffiliated	$507,967,421	$224,613,615	$247,731,192	$361,758,198
(c) Investments, at cost — Affiliated	$197,000	$—	$135,000	$3,248,049
(d) Foreign currency, at cost	$183,277	$1,700,489	$308,049	$160,794

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Assets and Liabilities  (continued)

August 31, 2019

	iShares MSCI Qatar ETF	iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$50,557,565	$644,571,388	$45,465,418
Affiliated(c)	—	—	1,004,385
Cash	—	—	655
Foreign currency, at value(d)	918,822	141,748,641	160,336
Receivables:
Investments sold	953,573	—	170,197
Securities lending income — Affiliated	—	—	371
Dividends	98	570,913	73

Total assets	52,430,058	786,890,942	46,801,435

LIABILITIES
Bank overdraft	866,006	21,275,020	—
Collateral on securities loaned, at value	—	—	846,471
Payables:
Investments purchased	963,625	—	124,560
Capital shares redeemed	—	118,524,593	—
Investment advisory fees	24,855	500,101	23,309

Total liabilities	1,854,486	140,299,714	994,340

NET ASSETS	$50,575,572	$646,591,228	$45,807,095

NET ASSETS CONSIST OF:
Paid-in capital	$67,678,336	$689,775,750	$72,278,385
Accumulated loss	(17,102,764)	(43,184,522)	(26,471,290)

NET ASSETS	$50,575,572	$646,591,228	$45,807,095

Shares outstanding	2,900,000	21,400,000	3,250,000

Net asset value	$17.44	$30.21	$14.09

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$—	$—	$864,360
(b) Investments, at cost — Unaffiliated	$44,029,002	$657,781,563	$44,669,796
(c) Investments, at cost — Affiliated	$—	$—	$1,004,470
(d) Foreign currency, at cost	$919,199	$141,761,154	$160,336

See notes to financial statements.

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended August 31, 2019

	iShares MSCI Argentina and Global Exposure ETF	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$347,338	$3,179,784	$91,802,798	$628,873
Dividends — Affiliated	508	1,765	60,226	736
Interest — Unaffiliated	—	—	—	5,987
Securities lending income — Affiliated — net	12,492	—	2,887,712	173,247
Foreign taxes withheld	(15,233)	(156,948)	(6,324,047)	(8,861)

Total investment income	345,105	3,024,601	88,426,689	799,982

EXPENSES
Investment advisory fees	127,843	461,243	23,366,495	122,056

Total expenses	127,843	461,243	23,366,495	122,056
Less:
Investment advisory fees waived	(30,447)	—	—	—

Total expenses after fees waived	97,396	461,243	23,366,495	122,056

Net investment income	247,709	2,563,358	65,060,194	677,926

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(385,347)	(360,214)	(186,887,617)	(3,143,119)
Investments — Affiliated	605	—	145,259	66
In-kind redemptions — Unaffiliated	488,087	—	209,327,261	281,805
Futures contracts	—	—	90,807	—
Foreign currency transactions	(793)	5,346	32,677	91

Net realized gain (loss)	102,552	(354,868)	22,708,387	(2,861,157)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,513,413	21,904,480	(290,707,028)	(1,455,770)
Investments — Affiliated	(20)	—	(49,484)	182
Futures contracts	—	—	110,801	—
Foreign currency translations	17	(28,061)	28,962	23

Net change in unrealized appreciation (depreciation)	1,513,410	21,876,419	(290,616,749)	(1,455,565)

Net realized and unrealized gain (loss)	1,615,962	21,521,551	(267,908,362)	(4,316,722)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,863,671	$24,084,909	$(202,848,168)	$(3,638,796)

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations  (continued)

Year Ended August 31, 2019

	iShares MSCI Indonesia ETF	iShares MSCI Peru ETF	iShares MSCI Philippines ETF	iShares MSCI Poland ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$13,302,373	$4,856,769	$4,137,580	$10,201,725
Dividends — Affiliated	8,421	3,765	2,174	3,753
Securities lending income — Affiliated — net	—	—	—	64,551
Foreign taxes withheld	(2,002,498)	(124,891)	(1,241,274)	(1,528,776)
Foreign withholding tax claims	—	—	—	656,879

Total investment income	11,308,296	4,735,643	2,898,480	9,398,132

EXPENSES
Investment advisory fees	2,980,708	952,356	1,202,252	1,610,940
Professional fees	—	—	—	66,295

Total expenses	2,980,708	952,356	1,202,252	1,677,235

Net investment income	8,327,588	3,783,287	1,696,228	7,720,897

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(25,529,954)	(8,466,777)	(8,379,414)	(10,549,352)
Investments — Affiliated	—	—	—	1,512
In-kind redemptions — Unaffiliated	28,006,894	2,203,646	6,751,815	6,514,299
Foreign currency transactions	36,163	(22,936)	5,455	(59,408)

Net realized gain (loss)	2,513,103	(6,286,067)	(1,622,144)	(4,092,949)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	10,196,731	(11,005,789)	4,910,664	(49,439,588)
Investments — Affiliated	—	—	—	94
Foreign currency translations	2,087	7,220	(273)	(65,162)

Net change in unrealized appreciation (depreciation)	10,198,818	(10,998,569)	4,910,391	(49,504,656)

Net realized and unrealized gain (loss)	12,711,921	(17,284,636)	3,288,247	(53,597,605)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,039,509	$(13,501,349)	$4,984,475	$(45,876,708)

(a) Net of foreign capital gain tax of	$—	$669	$—	$—

See notes to financial statements.

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended August 31, 2019

	iShares MSCI Qatar ETF	iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,184,552	$19,360,077	$1,995,345
Dividends — Affiliated	2,388	11,532	2,168
Securities lending income — Affiliated — net	—	—	1,651
Foreign taxes withheld	—	(743,583)	—

Total investment income	2,186,940	18,628,026	1,999,164

EXPENSES
Investment advisory fees	315,811	3,281,623	258,593

Total expenses	315,811	3,281,623	258,593

Net investment income	1,871,129	15,346,403	1,740,571

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(2,004,188)	(34,766,829)	(5,520,825)
Investments — Affiliated	—	—	77
In-kind redemptions — Unaffiliated	—	—	525,133
Foreign currency transactions	(6,072)	(158,188)	(9,958)

Net realized loss	(2,010,260)	(34,925,017)	(5,005,573)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,030,061	(20,546,605)	1,166,636
Investments — Affiliated	—	—	(85)
Foreign currency translations	(1,162)	(12,540)	119

Net change in unrealized appreciation (depreciation)	1,028,899	(20,559,145)	1,166,670

Net realized and unrealized loss	(981,361)	(55,484,162)	(3,838,903)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$889,768	$(40,137,759)	$(2,098,332)

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets

	iShares MSCI Argentina and Global Exposure ETF		iShares MSCI Brazil Small-Cap ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$247,709	$925,959	$2,563,358	$1,822,314
Net realized gain (loss)	102,552	668,781	(354,868)	2,731,146
Net change in unrealized appreciation (depreciation)	1,513,410	(8,489,312)	21,876,419	(20,166,503)

Net increase (decrease) in net assets resulting from operations	1,863,671	(6,894,572)	24,084,909	(15,613,043)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(234,874)	(1,034,545)	(2,897,525)	(3,340,505)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(15,127,749)	14,704,620	36,721,226	5,317,014

NET ASSETS(b)
Total increase (decrease) in net assets	(13,498,952)	6,775,503	57,908,610	(13,636,534)
Beginning of year	22,203,339	15,427,836	48,679,116	62,315,650

End of year	$8,704,387	$22,203,339	$106,587,726	$48,679,116

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI China ETF		iShares MSCI China Small-Cap ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$65,060,194	$50,425,310	$677,926	$683,030
Net realized gain (loss)	22,708,387	(24,735,994)	(2,861,157)	4,006,605
Net change in unrealized appreciation (depreciation)	(290,616,749)	(146,407,361)	(1,455,565)	(4,518,436)

Net increase (decrease) in net assets resulting from operations	(202,848,168)	(120,718,045)	(3,638,796)	171,199

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(61,071,962)	(51,449,006)	(1,106,757)	(738,092)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	408,703,619	1,022,062,880	(2,000,973)	4,718,949

NET ASSETS(b)
Total increase (decrease) in net assets	144,783,489	849,895,829	(6,746,526)	4,152,056
Beginning of year	3,444,143,115	2,594,247,286	25,976,892	21,824,836

End of year	$3,588,926,604	$3,444,143,115	$19,230,366	$25,976,892

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets  (continued)

	iShares MSCI Indonesia ETF		iShares MSCI Peru ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,327,588	$7,776,288	$3,783,287	$5,144,546
Net realized gain (loss)	2,513,103	(4,103,607)	(6,286,067)	3,760,094
Net change in unrealized appreciation (depreciation)	10,198,818	(68,342,634)	(10,998,569)	(7,622,653)

Net increase (decrease) in net assets resulting from operations	21,039,509	(64,669,953)	(13,501,349)	1,281,987

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(8,309,025)	(7,486,688)	(3,743,870)	(5,225,025)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(25,303,436)	(14,496,385)	16,266,516	(2,134,236)

NET ASSETS(b)
Total decrease in net assets	(12,572,952)	(86,653,026)	(978,703)	(6,077,274)
Beginning of year	414,758,061	501,411,087	164,716,616	170,793,890

End of year	$402,185,109	$414,758,061	$163,737,913	$164,716,616

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI Philippines ETF		iShares MSCI Poland ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,696,228	$687,429	$7,720,897	$4,289,279
Net realized gain (loss)	(1,622,144)	(3,836,083)	(4,092,949)	24,638,296
Net change in unrealized appreciation (depreciation)	4,910,391	(10,993,790)	(49,504,656)	(67,372,274)

Net increase (decrease) in net assets resulting from operations	4,984,475	(14,142,444)	(45,876,708)	(38,444,699)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(1,504,657)	(742,473)	(4,171,810)	(5,917,963)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	41,535,441	14,653,010	46,867,887	(55,415,554)

NET ASSETS(b)
Total increase (decrease) in net assets	45,015,259	(231,907)	(3,180,631)	(99,778,216)
Beginning of year	172,012,910	172,244,817	263,758,464	363,536,680

End of year	$217,028,169	$172,012,910	$260,577,833	$263,758,464

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets  (continued)

	iShares MSCI Qatar ETF		iShares MSCI Saudi Arabia ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,871,129	$2,142,518	$15,346,403	$5,049,338
Net realized loss	(2,010,260)	(6,953,869)	(34,925,017)	(2,116,701)
Net change in unrealized appreciation (depreciation)	1,028,899	12,274,448	(20,559,145)	6,703,058

Net increase (decrease) in net assets resulting from operations	889,768	7,463,097	(40,137,759)	9,635,695

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(2,284,837)	(2,211,558)	(10,631,559)	(2,600,597)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(3,282,765)	611,767	440,261,807	231,757,266

NET ASSETS(b)
Total increase (decrease) in net assets	(4,677,834)	5,863,306	389,492,489	238,792,364
Beginning of year	55,253,406	49,390,100	257,098,739	18,306,375

End of year	$50,575,572	$55,253,406	$646,591,228	$257,098,739

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI UAE ETF
	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,740,571	$1,776,026
Net realized loss	(5,005,573)	(1,591,539)
Net change in unrealized appreciation (depreciation)	1,166,670	(3,476,500)

Net decrease in net assets resulting from operations	(2,098,332)	(3,292,013)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(1,837,321)	(1,907,835)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	10,724,666	(5,445,277)

NET ASSETS(b)
Total increase (decrease) in net assets	6,789,013	(10,645,125)
Beginning of year	39,018,082	49,663,207

End of year	$45,807,095	$39,018,082

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Argentina and Global Exposure ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Period From 04/25/17 to 08/31/17	(a)
Net asset value, beginning of period	$22.20	$25.71	$25.23

Net investment income(b)	0.27	0.63	0.03
Net realized and unrealized gain (loss)(c)	(2.88)	(3.61)	0.46

Net increase (decrease) from investment operations	(2.61)	(2.98)	0.49

Distributions(d)
From net investment income	(0.25)	(0.53)	(0.01)

Total distributions	(0.25)	(0.53)	(0.01)

Net asset value, end of period	$19.34	$22.20	$25.71

Total Return
Based on net asset value	(12.05)%	(12.00)%	2.00	%(e)

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59	%(f)

Total expenses after fees waived	0.45%	0.00%	0.00%

Net investment income	1.14%	2.22%	0.34	%(f)

Supplemental Data
Net assets, end of period (000)	$8,704	$22,203	$15,428

Portfolio turnover rate(g)	27%	42%	17	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Brazil Small-Cap ETF
	Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16		Year Ended 08/31/15

Net asset value, beginning of year	$11.87		$16.19		$11.51		$8.12		$21.00

Net investment income(a)	0.50		0.40		0.36		0.24		0.37
Net realized and unrealized gain (loss)(b)	5.15		(4.01)		4.74		3.35		(12.85)

Net increase (decrease) from investment operations	5.65		(3.61)		5.10		3.59		(12.48)

Distributions(c)
From net investment income	(0.60)		(0.71)		(0.42)		(0.20)		(0.40)
Return of capital	—		—		—		—		(0.00	)(d)

Total distributions	(0.60)		(0.71)		(0.42)		(0.20)		(0.40)

Net asset value, end of year	$16.92		$11.87		$16.19		$11.51		$8.12

Total Return
Based on net asset value	48.35%		(22.95)%		45.92%		45.17%		(60.01)%

Ratios to Average Net Assets
Total expenses	0.59%		0.59%		0.62%		0.63%		0.62%

Net investment income	3.26%		2.55%		2.76%		2.77%		2.87%

Supplemental Data
Net assets, end of year (000)	$106,588		$48,679		$62,316		$50,087		$27,189

Portfolio turnover rate(e)	47	%(f)	67	%(f)	58	%(f)	38	%(f)	172	%(f)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Rounds to less than $0.01.
(e) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(f) Portfolio turnover rate excluding cash creations was as follows:	30%		25%		26%		28%		39%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI China ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$60.85	$62.06	$46.87	$44.49	$50.34

Net investment income(a)	0.95	1.05	0.86	0.97	1.41
Net realized and unrealized gain (loss)(b)	(4.49)	(1.10)	14.94	2.34	(6.21)

Net increase (decrease) from investment operations	(3.54)	(0.05)	15.80	3.31	(4.80)

Distributions(c)
From net investment income	(0.88)	(1.16)	(0.61)	(0.93)	(1.05)

Total distributions	(0.88)	(1.16)	(0.61)	(0.93)	(1.05)

Net asset value, end of year	$56.43	$60.85	$62.06	$46.87	$44.49

Total Return
Based on net asset value	(5.76)%	(0.22)%	34.13%	7.63%	(9.86)%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.62%	0.64%	0.62%

Net investment income	1.63%	1.57%	1.70%	2.24%	2.65%

Supplemental Data
Net assets, end of year (000)	$3,588,927	$3,444,143	$2,594,247	$2,099,991	$1,815,303

Portfolio turnover rate(d)	14%	14%	6%	27%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI China Small-Cap ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$47.23	$48.50	$43.79	$41.08	$48.30

Net investment income(a)	1.39	1.51	1.22	1.25	1.24
Net realized and unrealized gain (loss)(b)	(7.78)	(1.14)	5.21	2.99	(7.18)

Net increase (decrease) from investment operations	(6.39)	0.37	6.43	4.24	(5.94)

Distributions(c)
From net investment income	(2.38)	(1.64)	(1.72)	(1.53)	(1.28)

Total distributions	(2.38)	(1.64)	(1.72)	(1.53)	(1.28)

Net asset value, end of year	$38.46	$47.23	$48.50	$43.79	$41.08

Total Return
Based on net asset value	(13.60)%	0.58%	15.29%	10.50%	(12.94)%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.62%	0.64%	0.62%

Net investment income	3.26%	2.91%	2.72%	2.95%	2.44%

Supplemental Data
Net assets, end of year (000)	$19,230	$25,977	$21,825	$19,706	$24,646

Portfolio turnover rate(d)	38%	63%	26%	31%	35%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Indonesia ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$23.57	$26.89	$25.82	$20.18	$28.54

Net investment income(a)	0.41	0.43	0.31	0.34	0.31
Net realized and unrealized gain (loss)(b)	1.70	(3.27)	1.11	5.59	(8.29)

Net increase (decrease) from investment operations	2.11	(2.84)	1.42	5.93	(7.98)

Distributions(c)
From net investment income	(0.46)	(0.48)	(0.35)	(0.27)	(0.38)
Return of capital	—	—	—	(0.02)	—

Total distributions	(0.46)	(0.48)	(0.35)	(0.29)	(0.38)

Net asset value, end of year	$25.22	$23.57	$26.89	$25.82	$20.18

Total Return
Based on net asset value	9.00%	(10.67)%	5.53%	29.59%	(28.13)%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.62%	0.63%	0.62%

Net investment income	1.64%	1.63%	1.22%	1.47%	1.16%

Supplemental Data
Net assets, end of year (000)	$402,185	$414,758	$501,411	$702,198	$268,381

Portfolio turnover rate(d)	12%	7%	6%	5%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

72	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Peru ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$37.44	$37.54	$32.79	$23.09	$36.60

Net investment income(a)	0.85	1.09	0.46	0.33	0.36
Net realized and unrealized gain (loss)(b)	(3.36)	(0.06)	4.99	9.73	(13.48)

Net increase (decrease) from investment operations	(2.51)	1.03	5.45	10.06	(13.12)

Distributions(c)
From net investment income	(0.82)	(1.13)	(0.70)	(0.36)	(0.39)

Total distributions	(0.82)	(1.13)	(0.70)	(0.36)	(0.39)

Net asset value, end of year	$34.11	$37.44	$37.54	$32.79	$23.09

Total Return
Based on net asset value	(6.75)%	2.60%	16.89%	44.13%	(36.15)%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.62%	0.63%	0.62%

Total expenses after fees waived	0.59%	0.59%	0.62%	0.63%	0.61%

Net investment income	2.33%	2.65%	1.37%	1.23%	1.15%

Supplemental Data
Net assets, end of year (000)	$163,738	$164,717	$170,794	$218,026	$131,595

Portfolio turnover rate(d)	18%	11%	13%	22%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Philippines ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$33.08	$35.88	$39.19	$35.50	$38.19

Net investment income(a)	0.28	0.14	0.15	0.21	0.34
Net realized and unrealized gain (loss)(b)	1.35	(2.79)	(3.26)	3.74	(2.70)

Net increase (decrease) from investment operations	1.63	(2.65)	(3.11)	3.95	(2.36)

Distributions(c)
From net investment income	(0.26)	(0.15)	(0.20)	(0.26)	(0.33)

Total distributions	(0.26)	(0.15)	(0.20)	(0.26)	(0.33)

Net asset value, end of year	$34.45	$33.08	$35.88	$39.19	$35.50

Total Return
Based on net asset value	4.93%	(7.40)%	(7.87)%	11.19%	(6.21)%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.62%	0.64%	0.62%

Net investment income	0.83%	0.40%	0.42%	0.58%	0.85%

Supplemental Data
Net assets, end of year (000)	$217,028	$172,013	$172,245	$317,403	$266,273

Portfolio turnover rate(d)	8%	8%	7%	10%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

74	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Poland ETF
	Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$24.31		$27.33		$18.06		$21.63	$28.02

Net investment income(a)	0.65	(b)	0.33	(b)	0.45	(b)	0.42	0.65
Net realized and unrealized gain (loss)(c)	(3.93)		(2.90)		9.25		(3.70)	(6.25)

Net increase (decrease) from investment operations	(3.28)		(2.57)		9.70		(3.28)	(5.60)

Distributions(d)
From net investment income	(0.35)		(0.45)		(0.43)		(0.29)	(0.79)

Total distributions	(0.35)		(0.45)		(0.43)		(0.29)	(0.79)

Net asset value, end of year	$20.68		$24.31		$27.33		$18.06	$21.63

Total Return
Based on net asset value	(13.64	)%(b)	(9.53	)%(b)	54.79	%(b)	(15.17)%	(20.31)%

Ratios to Average Net Assets
Total expenses	0.61%		0.63%		0.63%		0.64%	0.62%

Total expenses excluding professional fees for foreign withholding tax claims	0.59%		0.59%		0.62%		N/A	N/A

Net investment income	2.81	%(b)	1.28	%(b)	2.07	%(b)	2.24%	2.60%

Supplemental Data
Net assets, end of year (000)	$260,578		$263,758		$363,537		$179,737	$193,567

Portfolio turnover rate(e)	5%		7%		6%		10%	17%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2019, August 31, 2018 and August 31, 2017, respectively:

• Net investment income per share by $0.05, $0.08 and $0.03, respectively.
• Total return by 0.21%, 0.41% and 0.11%, respectively.
• Ratio of net investment income to average net assets by 0.22%, 0.32% and 0.14%, respectively.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations. (e) Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Qatar ETF
	Year Ended 08/31/19	Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16		Period From 08/01/15 to 08/31/15	(a)	Year Ended 07/31/15

Net asset value, beginning of period	$17.82	$16.19		$20.18		$21.43		$22.14		$24.73

Net investment income (loss)(b)	0.64	0.66		0.57		0.67		(0.01)		0.70
Net realized and unrealized gain (loss)(c)	(0.26)	1.71		(3.90)		(1.24)		(0.70)		(2.44)

Net increase (decrease) from investment operations	0.38	2.37		(3.33)		(0.57)		(0.71)		(1.74)

Distributions(d)
From net investment income	(0.76)	(0.74)		(0.66)		(0.66)		—		(0.85)
From net realized gain	—	—		—		(0.02)		—		—

Total distributions	(0.76)	(0.74)		(0.66)		(0.68)		—		(0.85)

Net asset value, end of period	$17.44	$17.82		$16.19		$20.18		$21.43		$22.14

Total Return
Based on net asset value	1.98%	14.96%		(16.52)%		(2.32)%		(3.21	)%(e)	(7.10)%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%		0.62%		0.64%		0.63	%(f)	0.62%

Net investment income (loss)	3.48%	4.09%		3.05%		3.44%		(0.63	)%(f)	2.94%

Supplemental Data
Net assets, end of period (000)	$50,576	$55,253		$49,390		$53,486		$45,000		$47,590

Portfolio turnover rate(g)	33%	58	%(h)	47	%(h)	29	%(h)	5	%(e)(h)	85	%(h)

(a) The Fund’s fiscal year-end was changed from July 31 to August 31.
(b) Based on average shares outstanding.

(c)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(h) Portfolio turnover rate excluding cash creations was as follows:	23%	22%		20%		12%		2%		37%

See notes to financial statements.

76	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Saudi Arabia ETF
	Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17		Period From 09/16/15 to 08/31/16	(a)

Net asset value, beginning of period	$29.72		$26.15		$21.52		$24.92

Net investment income(b)	1.11		1.28		0.91		0.81
Net realized and unrealized gain (loss)(c)	0.12		2.92		4.24		(3.69)

Net increase (decrease) from investment operations	1.23		4.20		5.15		(2.88)

Distributions(d)
From net investment income	(0.74)		(0.63)		(0.52)		(0.52)

Total distributions	(0.74)		(0.63)		(0.52)		(0.52)

Net asset value, end of period	$30.21		$29.72		$26.15		$21.52

Total Return
Based on net asset value	4.14%		16.23%		24.06%		(11.64	)%(e)

Ratios to Average Net Assets
Total expenses	0.74%		0.74%		0.74%		0.74	%(f)

Net investment income	3.46%		4.31%		3.68%		3.71	%(f)

Supplemental Data
Net assets, end of period (000)	$646,591		$257,099		$18,306		$4,305

Portfolio turnover rate(g)	82	%(h)	20	%(h)	21	%(h)	17	%(e)(h)

(a) Commencement of operations.
(b) Based on average shares outstanding.

(c)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(h) Portfolio turnover rate excluding cash creations was as follows:	14%		10%		21%		17%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI UAE ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16		Period From 08/01/15 to 08/31/15	(a)	Year Ended 07/31/15

Net asset value, beginning of period	$15.61	$17.74	$17.15	$18.34		$20.46		$24.00

Net investment income (loss)(b)	0.57	0.70	0.50	0.68	(c)	(0.01)		1.01
Net realized and unrealized gain (loss)(d)	(1.54)	(2.04)	0.72	(1.19)		(2.11)		(3.56)

Net increase (decrease) from investment operations	(0.97)	(1.34)	1.22	(0.51)		(2.12)		(2.55)

Distributions(e)
From net investment income	(0.55)	(0.79)	(0.63)	(0.68)		—		(0.99)

Total distributions	(0.55)	(0.79)	(0.63)	(0.68)		—		(0.99)

Net asset value, end of period	$14.09	$15.61	$17.74	$17.15		$18.34		$20.46

Total Return
Based on net asset value	(5.95)%	(7.55)%	7.33%	(2.66)%		(10.36	)%(f)	(10.33)%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.62%	0.64%		0.63	%(g)	0.62%

Net investment income (loss)	3.95%	4.18%	2.94%	4.09	%(c)	(0.76	)%(g)	4.81%

Supplemental Data
Net assets, end of period (000)	$45,807	$39,018	$49,663	$41,156		$31,172		$33,756

Portfolio turnover rate(h)	55%	33%	33%	55%		1	%(f)	72%

(a)	The Fund’s fiscal year-end was changed from July 31 to August 31.
(b)	Based on average shares outstanding.
(c)	Includes a special distribution from Mediclinic International PLC. Excluding such special distribution, the net investment income would have been $0.52 per share and 3.11% of average net assets.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Argentina and Global Exposure	Non-diversified
MSCI Brazil Small-Cap	Diversified
MSCI China	Non-diversified
MSCI China Small-Cap	Diversified
MSCI Indonesia	Non-diversified
MSCI Peru	Non-diversified
MSCI Philippines	Non-diversified
MSCI Poland	Non-diversified
MSCI Qatar	Non-diversified
MSCI Saudi Arabia	Non-diversified
MSCI UAE	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

80	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Argentina and Global Exposure
HSBC Bank PLC	$3,722	$3,722		$—	$—
JPMorgan Securities LLC	174,867	174,867		—	—
Scotia Capital (USA) Inc.	3,282	3,282		—	—

	$181,871	$181,871		$—	$—

MSCI China
Barclays Bank PLC	$558,495	$558,495		$—	$—
Barclays Capital Inc.	1,940,142	1,940,142		—	—
BofA Securities, Inc.	804,784	804,784		—	—
Citigroup Global Markets Inc.	11,216,964	11,216,964		—	—
Credit Suisse AG Dublin Branch	3,684,142	3,684,142		—	—
Credit Suisse Securities (USA) LLC	5,002,361	5,002,361		—	—
Deutsche Bank Securities Inc.	225,880	225,880		—	—
Goldman Sachs & Co.	4,475,408	4,475,408		—	—
HSBC Bank PLC	717,530	717,530		—	—
Jefferies LLC	100,030	100,030		—	—
JPMorgan Securities LLC	30,538,648	30,538,648		—	—
Macquarie Bank Limited	7,971,160	7,971,160		—	—
Morgan Stanley & Co. LLC	38,804,929	38,804,929		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	3,763,494	3,763,494		—	—
Nomura Securities International Inc.	1,018,700	1,018,700		—	—
Scotia Capital (USA) Inc.	2,297,224	2,297,224		—	—
UBS AG	1,107,072	1,107,072		—	—
UBS Securities LLC	150,660	150,660		—	—
Wells Fargo Bank, National Association	89,075	89,075		—	—
Wells Fargo Securities LLC	638,178	638,178		—	—

	$115,104,876	$115,104,876		$—	$—

MSCI China Small-Cap
Barclays Bank PLC	$124,397	$124,397		$—	$—
Barclays Capital Inc.	100,623	100,623		—	—
BofA Securities, Inc.	89,960	89,960		—	—
Citigroup Global Markets Inc.	281,808	281,808		—	—
Credit Suisse Securities (USA) LLC	304,766	304,766		—	—
Deutsche Bank Securities Inc.	168,248	168,248		—	—
Goldman Sachs & Co.	88,430	88,430		—	—
JPMorgan Securities LLC	926,020	926,020		—	—
Macquarie Bank Limited	164,249	164,249		—	—
Morgan Stanley & Co. LLC	591,576	591,576		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	215,703	209,058		—	(6,645	)(b)
Nomura Securities International Inc.	7,400	7,400		—	—
Scotia Capital (USA) Inc.	19,616	19,409		—	(207	)(b)
State Street Bank & Trust Company	110	110		—	—
UBS AG	27,723	27,723		—	—
UBS Securities LLC	849	849		—	—

	$3,111,478	$3,104,626		$—	$(6,852)

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Poland
Deutsche Bank Securities Inc.	$477,096	$477,096		$—	$—
Goldman Sachs & Co.	3,049,726	2,225,516		—	(824,210	)(b)
HSBC Bank PLC	189,501	183,757		—	(5,744	)(b)
JPMorgan Securities LLC	208,965	208,965		—	—

	$3,925,288	$3,095,334		$—	$(829,954)

MSCI UAE
Goldman Sachs & Co.	$864,360	$846,385		$—	$(17,975	)(b)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)	Additional collateral will be delivered to the Fund. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the iShares MSCI Brazil Small-Cap, iShares MSCI China, iShares MSCI China Small-Cap, iShares MSCI Indonesia, iShares MSCI Peru, iShares MSCI Philippines, iShares MSCI Poland, iShares MSCI Qatar and iShares MSCI UAE ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

82	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Argentina and Global Exposure	0.59%
MSCI Saudi Arabia	0.74

Expense Waivers: For the year ended ended August 31, 2019, BFA has voluntarily waived a portion of its investment advisory fee for the iShares MSCI Argentina and Global Exposure ETF in the amount of $30,447.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Argentina and Global Exposure	$2,731
MSCI China	751,639
MSCI China Small-Cap	36,391
MSCI Poland	14,731
MSCI UAE	410

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Argentina and Global Exposure	$1,969,931	$434,130	$(574,678)
MSCI China	10,522,370	47,686,973	(16,506,639)
MSCI China Small-Cap	1,269,551	2,422,767	972,094
MSCI Peru	3,119,376	1,254,914	(555,147)
MSCI Poland	9,497,836	265,297	(196,513)
MSCI UAE	230,440	—	—

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (continued)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Argentina and Global Exposure	$5,643,046	$6,730,223
MSCI Brazil Small-Cap	73,296,810	37,166,614
MSCI China	1,378,957,068	541,615,663
MSCI China Small-Cap	9,154,189	8,031,965
MSCI Indonesia	66,980,682	62,431,503
MSCI Peru	30,491,568	28,947,595
MSCI Philippines	16,328,294	16,237,901
MSCI Poland	17,919,799	12,637,552
MSCI Qatar	17,632,141	21,342,031
MSCI Saudi Arabia	804,047,699	361,073,746
MSCI UAE	33,732,958	24,030,090

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Argentina and Global Exposure	$5,449,163	$19,640,976
MSCI China	269,449,232	689,467,968
MSCI China Small-Cap	221,353	3,805,846
MSCI Indonesia	449,816,168	480,884,324
MSCI Peru	39,238,699	23,268,390
MSCI Philippines	161,580,829	119,969,364
MSCI Poland	149,399,842	106,439,230
MSCI UAE	1,438,572	816,037

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions and the expiration of capital loss carryforwards, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
MSCI Argentina and Global Exposure	$27,268	$(27,268)
MSCI China	189,746,974	(189,746,974)
MSCI China Small-Cap	87,472	(87,472)
MSCI Indonesia	19,582,704	(19,582,704)
MSCI Peru	763,288	(763,288)
MSCI Philippines	3,583,943	(3,583,943)
MSCI Poland	4,809,398	(4,809,398)
MSCI UAE	525,133	(525,133)

84	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18
MSCI Argentina and Global Exposure
Ordinary income	$234,874	$1,034,545

MSCI Brazil Small-Cap
Ordinary income	$2,897,525	$3,340,505

MSCI China
Ordinary income	$61,071,962	$51,449,006

MSCI China Small-Cap
Ordinary income	$1,106,757	$738,092

MSCI Indonesia
Ordinary income	$8,309,025	$7,486,688

MSCI Peru
Ordinary income	$3,743,870	$5,225,025

MSCI Philippines
Ordinary income	$1,504,657	$742,473

MSCI Poland
Ordinary income	$4,171,810	$5,917,963

MSCI Qatar
Ordinary income	$2,284,837	$2,211,558

MSCI Saudi Arabia
Ordinary income	$10,631,559	$2,600,597

MSCI UAE
Ordinary income	$1,837,321	$1,907,835

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total
MSCI Argentina and Global Exposure	$12,042	$(1,078,906)	$(7,233,455)	$—	$(8,300,319)
MSCI Brazil Small-Cap	—	(39,153,491)	20,699,568	(510,982)	(18,964,905)
MSCI China	33,740,086	(348,105,488)	(4,835,347)	—	(319,200,749)
MSCI China Small-Cap	48,002	(5,306,589)	(7,704,335)	—	(12,962,922)
MSCI Indonesia	249,220	(89,133,948)	(110,818,330)	—	(199,703,058)
MSCI Peru	191,222	(84,363,720)	(71,523,615)	—	(155,696,113)
MSCI Philippines	177,518	(40,562,098)	(34,624,193)	—	(75,008,773)
MSCI Poland	6,377,037	(46,143,102)	(116,089,719)	—	(155,855,784)
MSCI Qatar	—	(16,394,940)	(576,395)	(131,429)	(17,102,764)
MSCI Saudi Arabia	7,159,467	(9,348,900)	(40,995,089)	—	(43,184,522)
MSCI UAE	—	(18,382,114)	(8,011,654)	(77,522)	(26,471,290)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

(c)	The Funds elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

For the year ended August 31, 2019, the iShares MSCI Argentina and Global Exposure ETF utilized $95,483 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Argentina and Global Exposure	$16,131,614	$1,081,897	$(8,315,348)	$(7,233,451)
MSCI Brazil Small-Cap	85,599,708	22,125,539	(1,386,244)	20,739,295
MSCI China	3,708,766,071	439,570,268	(444,408,751)	(4,838,483)
MSCI China Small-Cap	30,482,829	988,666	(8,693,023)	(7,704,357)
MSCI Indonesia	512,980,570	14,574,190	(125,393,231)	(110,819,041)
MSCI Peru	235,116,328	8,011,636	(79,539,948)	(71,528,312)
MSCI Philippines	251,438,057	4,857,472	(39,481,221)	(34,623,749)
MSCI Poland	377,554,224	9,348,106	(125,376,616)	(116,028,510)
MSCI Qatar	51,132,793	1,837,246	(2,412,474)	(575,228)
MSCI Saudi Arabia	685,553,938	25,345,011	(66,327,561)	(40,982,550)
MSCI UAE	54,481,409	4,786,164	(12,797,770)	(8,011,606)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in

86	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
MSCI Argentina and Global Exposure
Shares sold	250,000	$5,776,563	2,600,000	$75,168,504
Shares redeemed	(800,000)	(20,904,312)	(2,200,000)	(60,463,884)

Net increase(decrease)	(550,000)	$(15,127,749)	400,000	$14,704,620

MSCI Brazil Small-Cap
Shares sold	3,100,000	$50,011,103	2,050,000	$33,169,945
Shares redeemed	(900,000)	(13,289,877)	(1,800,000)	(27,852,931)

Net increase	2,200,000	$36,721,226	250,000	$5,317,014

MSCI China
Shares sold	20,000,000	$1,135,936,609	16,600,000	$1,134,621,225
Shares redeemed	(13,000,000)	(727,232,990)	(1,800,000)	(112,558,345)

Net increase	7,000,000	$408,703,619	14,800,000	$1,022,062,880

MSCI China Small-Cap
Shares sold	50,000	$2,197,218	150,000	$7,515,832
Shares redeemed	(100,000)	(4,198,191)	(50,000)	(2,796,883)

Net increase(decrease)	(50,000)	$(2,000,973)	100,000	$4,718,949

MSCI Indonesia
Shares sold	18,200,000	$458,209,128	10,200,000	$269,845,147
Shares redeemed	(19,850,000)	(483,512,564)	(11,250,000)	(284,341,532)

Net decrease	(1,650,000)	$(25,303,436)	(1,050,000)	$(14,496,385)

MSCI Peru
Shares sold	1,050,000	$40,297,535	2,000,000	$82,950,331
Shares redeemed	(650,000)	(24,031,019)	(2,150,000)	(85,084,567)

Net increase(decrease)	400,000	$16,266,516	(150,000)	$(2,134,236)

MSCI Philippines
Shares sold	4,750,000	$162,031,008	1,900,000	$66,401,989
Shares redeemed	(3,650,000)	(120,495,567)	(1,500,000)	(51,748,979)

Net increase	1,100,000	$41,535,441	400,000	$14,653,010

MSCI Poland
Shares sold	6,550,000	$153,653,695	3,800,000	$99,241,572
Shares redeemed	(4,800,000)	(106,785,808)	(6,250,000)	(154,657,126)

Net increase(decrease)	1,750,000	$46,867,887	(2,450,000)	$(55,415,554)

MSCI Qatar
Shares sold	300,000	$5,638,836	1,300,000	$20,609,864
Shares redeemed	(500,000)	(8,921,601)	(1,250,000)	(19,998,097)

Net increase(decrease)	(200,000)	$(3,282,765)	50,000	$611,767

MSCI Saudi Arabia
Shares sold	22,800,000	$752,839,074	8,400,000	$244,345,759
Shares redeemed	(10,050,000)	(312,577,267)	(450,000)	(12,588,493)

Net increase	12,750,000	$440,261,807	7,950,000	$231,757,266

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
MSCI UAE
Shares sold	1,500,000	$21,647,115	350,000	$5,814,662
Shares redeemed	(750,000)	(10,922,449)	(650,000)	(11,259,939)

Net increase(decrease)	750,000	$10,724,666	(300,000)	$(5,445,277)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Poland ETF has filed claims to recover taxes withheld by Poland on dividend income on the basis that Poland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has received payments on certain of the claims resulting from a favorable court ruling that the imposition of a withholding tax by a European Union member state on dividends paid to a nonresident company, including the Fund, while exempting domestic funds from such taxes results in discriminatory tax withholding contrary to the free movement of capital. The Fund continues to evaluate developments in Poland for potential impacts to the receivables and payables recorded. Polish withholding tax claims received are disclosed in the statement of operations. Professional fees associated with the filing of tax claims in Poland that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

13.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

88	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
MSCI Argentina and Global Exposure	$1,034,545
MSCI Brazil Small-Cap	3,340,505
MSCI China	51,449,006
MSCI China Small-Cap	738,092
MSCI Indonesia	7,486,688
MSCI Peru	5,225,025
MSCI Philippines	742,473
MSCI Poland	5,917,963
MSCI Qatar	2,211,558
MSCI Saudi Arabia	2,600,597
MSCI UAE	1,907,835

Undistributed (distributions in excess of) net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
MSCI Argentina and Global Exposure	$(8,920)
MSCI Brazil Small-Cap	(1,661,220)
MSCI China	27,290,179
MSCI China Small-Cap	(8,328)
MSCI Indonesia	188,273
MSCI Peru	(98,441)
MSCI Philippines	(19,508)
MSCI Poland	2,886,047
MSCI Qatar	249,061
MSCI Saudi Arabia	2,602,811
MSCI UAE	(333,709)

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	89

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI Argentina and Global Exposure ETF,

iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF,

iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Peru ETF,

iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI Qatar ETF,

iShares MSCI Saudi Arabia ETF and iShares MSCI UAE ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Argentina and Global Exposure ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Peru ETF, iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI Qatar ETF, iShares MSCI Saudi Arabia ETF and iShares MSCI UAE ETF (eleven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

90	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
MSCI China	0.59%
MSCI Peru	25.96%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income
MSCI Argentina and Global Exposure	$305,201
MSCI China	73,006,231
MSCI China Small-Cap	92,449
MSCI Indonesia	12,944,347
MSCI Peru	2,378,118
MSCI Philippines	4,099,513
MSCI Poland	10,047,311
MSCI UAE	14,744

For the fiscal year ended August 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Argentina and Global Exposure	$347,337	$16,456
MSCI Brazil Small-Cap	3,183,103	137,204
MSCI China	97,120,236	6,930,538
MSCI China Small-Cap	632,705	8,861
MSCI Indonesia	13,302,360	1,995,516
MSCI Peru	3,848,546	123,960
MSCI Philippines	4,137,577	1,150,916
MSCI Poland	10,212,739	181,605
MSCI Qatar	2,184,553	—
MSCI Saudi Arabia	19,360,077	711,830
MSCI UAE	1,995,344	—

IMPORTANT TAX INFORMATION	91

Board Review and Approval of Investment Advisory Contract

iShares MSCI Argentina and Global Exposure ETF and iShares MSCI Saudi Arabia ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

92	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFAaffiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Peru ETF, iShares MSCI Philippines ETF, iShares MSCI Qatar ETF, iShares MSCI UAE ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its

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Board Review and Approval of Investment Advisory Contract  (continued)

committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary

94	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for each Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of each Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Poland ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees

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Board Review and Approval of Investment Advisory Contract  (continued)

(the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

96	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	97

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Brazil Small-Cap(a)	$0.476779	$—	$0.120200	$0.596979	80%	—%	20%	100%
MSCI China Small-Cap(a)	1.721570	—	0.659229	2.380799	72	—	28	100
MSCI Indonesia	0.458675	—	—	0.458675	100	—	—	100
MSCI Peru	0.823843	—	—	0.823843	100	—	—	100
MSCI Philippines	0.257845	—	—	0.257845	100	—	—	100
MSCI Qatar	0.755042	—	—	0.755042	100	—	—	100
MSCI UAE	0.549655	—	—	0.549655	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

98	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI Argentina and Global Exposure ETF

Period Covered: April 27, 2017 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.18%
Greater than 2.5% and Less than 3.0%	2	0.37
Greater than 2.0% and Less than 2.5%	1	0.18
Greater than 1.5% and Less than 2.0%	5	0.91
Greater than 1.0% and Less than 1.5%	10	1.83
Greater than 0.5% and Less than 1.0%	31	5.67
Greater than 0.0% and Less than 0.5%	178	32.55
At NAV	12	2.19
Less than 0.0% and Greater than –0.5%	257	46.99
Less than –0.5% and Greater than –1.0%	30	5.48
Less than –1.0% and Greater than –1.5%	10	1.83
Less than –1.5% and Greater than –2.0%	8	1.46
Less than –2.0% and Greater than –2.5%	1	0.18
Less than –6.0%	1	0.18

	547	100.00%

iShares MSCI Brazil Small-Cap ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	3	0.22%
Greater than 2.5% and Less than 3.0%	9	0.65
Greater than 2.0% and Less than 2.5%	13	0.94
Greater than 1.5% and Less than 2.0%	41	2.97
Greater than 1.0% and Less than 1.5%	97	7.02
Greater than 0.5% and Less than 1.0%	215	15.56
Greater than 0.0% and Less than 0.5%	355	25.68
At NAV	14	1.01
Less than 0.0% and Greater than –0.5%	348	25.18
Less than –0.5% and Greater than –1.0%	188	13.60
Less than –1.0% and Greater than –1.5%	70	5.07
Less than –1.5% and Greater than –2.0%	14	1.01
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	8	0.58

	1,382	100.00%

SUPPLEMENTAL INFORMATION	99

Supplemental Information  (unaudited) (continued)

iShares MSCI China ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	14	1.01
Greater than 1.5% and Less than 2.0%	19	1.37
Greater than 1.0% and Less than 1.5%	74	5.35
Greater than 0.5% and Less than 1.0%	228	16.50
Greater than 0.0% and Less than 0.5%	404	29.24
At NAV	13	0.94
Less than 0.0% and Greater than –0.5%	372	26.93
Less than –0.5% and Greater than –1.0%	149	10.78
Less than –1.0% and Greater than –1.5%	59	4.28
Less than –1.5% and Greater than –2.0%	23	1.66
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	1	0.07

	1,382	100.00%

iShares MSCI China Small-Cap ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.14%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	25	1.81
Greater than 1.0% and Less than 1.5%	65	4.70
Greater than 0.5% and Less than 1.0%	169	12.23
Greater than 0.0% and Less than 0.5%	282	20.41
At NAV	4	0.29
Less than 0.0% and Greater than –0.5%	350	25.34
Less than –0.5% and Greater than –1.0%	255	18.45
Less than –1.0% and Greater than –1.5%	121	8.76
Less than –1.5% and Greater than –2.0%	44	3.18
Less than –2.0% and Greater than –2.5%	27	1.95
Less than –2.5% and Greater than –3.0%	14	1.01
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	9	0.65
Less than –4.0% and Greater than –4.5%	3	0.22
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –6.0%	1	0.07

	1,382	100.00%

100	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI Indonesia ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	23	1.66
Greater than 1.5% and Less than 2.0%	41	2.97
Greater than 1.0% and Less than 1.5%	95	6.87
Greater than 0.5% and Less than 1.0%	251	18.16
Greater than 0.0% and Less than 0.5%	313	22.66
At NAV	7	0.51
Less than 0.0% and Greater than –0.5%	252	18.24
Less than –0.5% and Greater than –1.0%	190	13.75
Less than –1.0% and Greater than –1.5%	100	7.24
Less than –1.5% and Greater than –2.0%	47	3.40
Less than –2.0% and Greater than –2.5%	22	1.59
Less than –2.5% and Greater than –3.0%	14	1.01
Less than –3.0% and Greater than –3.5%	6	0.43
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0% and Greater than –4.5%	5	0.36
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –6.0%	1	0.07

	1,382	100.00%

iShares MSCI Peru ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.14%
Greater than 1.0% and Less than 1.5%	25	1.81
Greater than 0.5% and Less than 1.0%	158	11.43
Greater than 0.0% and Less than 0.5%	352	25.47
At NAV	9	0.65
Less than 0.0% and Greater than –0.5%	367	26.56
Less than –0.5% and Greater than –1.0%	384	27.79
Less than –1.0% and Greater than –1.5%	66	4.78
Less than –1.5% and Greater than –2.0%	13	0.94
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –6.0%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	101

Supplemental Information  (unaudited) (continued)

iShares MSCI Philippines ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	12	0.87%
Greater than 1.5% and Less than 2.0%	34	2.46
Greater than 1.0% and Less than 1.5%	60	4.34
Greater than 0.5% and Less than 1.0%	173	12.52
Greater than 0.0% and Less than 0.5%	292	21.13
At NAV	7	0.51
Less than 0.0% and Greater than –0.5%	267	19.32
Less than –0.5% and Greater than –1.0%	248	17.95
Less than –1.0% and Greater than –1.5%	171	12.37
Less than –1.5% and Greater than –2.0%	65	4.70
Less than –2.0% and Greater than –2.5%	25	1.81
Less than –2.5% and Greater than –3.0%	17	1.23
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –5.0% and Greater than –5.5%	1	0.07

	1,382	100.00%

iShares MSCI Poland ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	47	3.40
Greater than 0.5% and Less than 1.0%	200	14.47
Greater than 0.0% and Less than 0.5%	464	33.58
At NAV	12	0.87
Less than 0.0% and Greater than –0.5%	412	29.82
Less than –0.5% and Greater than –1.0%	163	11.79
Less than –1.0% and Greater than –1.5%	43	3.11
Less than –1.5% and Greater than –2.0%	15	1.09
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –4.0% and Greater than –4.5%	1	0.07

	1,382	100.00%

102	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI Qatar ETF

Period Covered: May 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5% and Less than 6.0%	2	0.15%
Greater than 4.0% and Less than 4.5%	1	0.08
Greater than 3.0% and Less than 3.5%	1	0.08
Greater than 2.5% and Less than 3.0%	5	0.38
Greater than 2.0% and Less than 2.5%	24	1.85
Greater than 1.5% and Less than 2.0%	51	3.92
Greater than 1.0% and Less than 1.5%	121	9.31
Greater than 0.5% and Less than 1.0%	197	15.15
Greater than 0.0% and Less than 0.5%	232	17.85
At NAV	10	0.77
Less than 0.0% and Greater than –0.5%	250	19.22
Less than –0.5% and Greater than –1.0%	219	16.85
Less than –1.0% and Greater than –1.5%	122	9.38
Less than –1.5% and Greater than –2.0%	43	3.31
Less than –2.0% and Greater than –2.5%	11	0.85
Less than –2.5% and Greater than –3.0%	9	0.69
Less than –3.0% and Greater than –3.5%	1	0.08
Less than –4.0% and Greater than –4.5%	1	0.08

	1,300	100.00%

iShares MSCI Saudi Arabia ETF

Period Covered: September 17, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.11%
Greater than 5.5% and Less than 6.0%	1	0.11
Greater than 4.5% and Less than 5.0%	2	0.21
Greater than 4.0% and Less than 4.5%	2	0.21
Greater than 3.5% and Less than 4.0%	6	0.63
Greater than 3.0% and Less than 3.5%	26	2.73
Greater than 2.5% and Less than 3.0%	47	4.94
Greater than 2.0% and Less than 2.5%	106	11.13
Greater than 1.5% and Less than 2.0%	143	15.02
Greater than 1.0% and Less than 1.5%	169	17.74
Greater than 0.5% and Less than 1.0%	146	15.33
Greater than 0.0% and Less than 0.5%	103	10.82
At NAV	1	0.11
Less than 0.0% and Greater than –0.5%	79	8.30
Less than –0.5% and Greater than –1.0%	69	7.25
Less than –1.0% and Greater than –1.5%	30	3.15
Less than –1.5% and Greater than –2.0%	16	1.68
Less than –2.0% and Greater than –2.5%	2	0.21
Less than –2.5% and Greater than –3.0%	1	0.11
Less than –3.0% and Greater than –3.5%	2	0.21

	952	100.00%

SUPPLEMENTAL INFORMATION	103

Supplemental Information  (unaudited) (continued)

iShares MSCI UAE ETF

Period Covered: May 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.08%
Greater than 3.0% and Less than 3.5%	1	0.08
Greater than 2.5% and Less than 3.0%	4	0.31
Greater than 2.0% and Less than 2.5%	8	0.62
Greater than 1.5% and Less than 2.0%	22	1.69
Greater than 1.0% and Less than 1.5%	77	5.92
Greater than 0.5% and Less than 1.0%	136	10.46
Greater than 0.0% and Less than 0.5%	218	16.77
At NAV	10	0.77
Less than 0.0% and Greater than –0.5%	308	23.69
Less than –0.5% and Greater than –1.0%	273	21.00
Less than –1.0% and Greater than –1.5%	159	12.23
Less than –1.5% and Greater than –2.0%	58	4.46
Less than –2.0% and Greater than –2.5%	19	1.46
Less than –2.5% and Greater than –3.0%	3	0.23
Less than –3.0% and Greater than –3.5%	2	0.15
Less than –3.5% and Greater than –4.0%	1	0.08

	1,300	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI China ETF and iShares MSCI Philippines ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

104	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI China ETF in respect of the Company’s financial year ending December 31, 2018 was USD 378.97 thousand. This figure is comprised of fixed remuneration of USD 163.77 thousand and variable remuneration of USD 215.2 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI China ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 52.61 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 6.9 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Philippines ETF in respect of the Company’s financial year ending December 31, 2018 was USD 19.42 thousand. This figure is comprised of fixed remuneration of USD 8.39 thousand and variable remuneration of USD 11.03 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Philippines ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 2.7 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.35 thousand.

SUPPLEMENTAL INFORMATION	105

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

106	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
(a) Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

TRUSTEE AND OFFICER INFORMATION	107

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

108	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

GLOSSARY OF TERMS USED IN THIS REPORT	109

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2019

2019 ANNUAL REPORT

       iShares Trust

▶ iShares MSCI Denmark ETF | EDEN | Cboe BZX

▶ iShares MSCI Finland ETF | EFNL | Cboe BZX

▶ iShares MSCI Germany Small-Cap ETF | EWGS | Cboe BZX

▶ iShares MSCI Ireland ETF | EIRL | NYSE Arca

▶ iShares MSCI New Zealand ETF | ENZL | NASDAQ

▶ iShares MSCI Norway ETF | ENOR | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of August 31, 2019	iShares® MSCI Denmark ETF

Investment Objective

The iShares MSCI Denmark ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Danish equities, as represented by the MSCI Denmark IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(7.41)%	5.73%	13.61%	(7.41)%	32.10%	163.82%
Fund Market	(7.32)	5.67	13.58	(7.32)	31.74	163.29
Index	(7.27)	6.01	13.90	(7.27)	33.86	168.85

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,007.20	$2.68		$1,000.00	$1,022.50	$2.70		0.53%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Denmark ETF

Portfolio Management Commentary

Stocks in Denmark declined for the reporting period, amid tepid domestic economic growth and a more challenging global environment. The sluggish pace of growth in parts of Europe, trade tensions between the U.S. and China, and uncertainty surrounding Brexit led to downward revisions to Denmark’s economic outlook. The challenging economic conditions were reflected in the country’s manufacturing sector, which contracted for four consecutive months at the end of the reporting period. Nevertheless, the labor market remained strong, with unemployment remaining below 4% even as government reforms allowed foreign workers to enter the labor force.

The financials sector was the leading detractor from the Index’s return, driven almost entirely by declines among banks. Danish banks continued to face very low interest rates, which constrained profits as loan margins narrowed, leading to lower interest income. The difficult environment led some banks to announce new charges on large retail accounts. Banks also faced higher compliance costs following a money laundering scandal.

The industrials sector also detracted, as signs of weakening industrial production emerged. Capital goods companies drove the sector’s performance, with a sharp decline in the building products industry due to disappointing financial performance amid market volatility and slowing regional sales, particularly in Eastern Europe. Transportation stocks also weighed on the sector’s return, declining on concerns about lower shipping volumes due to escalating global trade tensions. The materials sector was a marginal detractor, the result of struggles in the specialty chemicals industry, which faced lower demand for probiotics, food coloring, and enzymes used in ethanol production. On the upside, the utilities sector contributed to the Index’s return, due to greater demand for renewable energy production such as wind generation.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	39.2%
Industrials	23.0
Financials	9.3
Consumer Staples	8.9
Materials	7.0
Utilities	6.7
Consumer Discretionary	2.5
Information Technology	2.4
Energy	1.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Novo Nordisk A/S, Class B	22.4%
DSV A/S	8.2
Orsted A/S	6.7
Carlsberg A/S, Class B	5.9
Genmab A/S	4.5
Vestas Wind Systems A/S	4.3
Coloplast A/S, Class B	4.3
Novozymes A/S, Class B	3.6
Chr Hansen Holding A/S	3.4
Danske Bank A/S	3.4

FUND SUMMARY	5

Fund Summary as of August 31, 2019	iShares® MSCI Finland ETF

Investment Objective

The iShares MSCI Finland ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Finnish equities, as represented by the MSCI Finland IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(11.24)%	3.62%	8.06%	(11.24)%	19.43%	80.31%
Fund Market	(10.73)	3.66	8.07	(10.73)	19.67	80.38
Index	(11.69)	3.06	7.51	(11.69)	16.26	73.40

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$955.70	$2.61		$1,000.00	$1,022.50	$2.70		0.53%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Finland ETF

Portfolio Management Commentary

Finnish stocks declined sharply for the reporting period amid sluggish economic growth and signs of waning private consumption. Although Finland’s economy continued to expand, growth was more moderate, due in part to a decline in government spending. Nevertheless, the labor market remained strong, with unemployment declining to the lowest level in over a decade. However, concern surrounding slowing global growth and its impact on Finland’s export-led economy surfaced as exports declined and consumer confidence weakened.

The materials sector was the leading detractor from the Index’s return, driven almost entirely by the paper products industry. The stocks of Finnish paper products companies, which comprise more than 10% of global export market, declined amid slowing global economic growth, rising trade tensions, and weaker demand for forest products. Lower shipments to China, along with a supply glut due to Central European production, weighed on the sector, along with lower export prices for wood pulp.

The industrials sector was also an area of weakness, weighed down by the capital goods industry. Industrial machinery manufacturers declined amid softening industrial production. Engineering companies serving energy producers such as power plants posted particularly weak performance as customers delayed investment plans due to rising economic uncertainty and evolving climate change regulations. Lower orders from the marine industry also negatively affected the sector’s performance.

The information technology and financials sectors were smaller, though still meaningful, detractors. A communications equipment maker drove the information technology sector’s losses, declining amid stiff competition among companies providing equipment for the 5G network rollout. In the financials sector, the insurance industry posted losses as lower interest rates and stock market volatility weighed on the value of their investments.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	27.3%
Materials	18.8
Information Technology	17.8
Financials	10.4
Communication Services	7.1
Utilities	4.3
Energy	4.2
Health Care	3.3
Consumer Discretionary	3.1
Consumer Staples	2.9
Real Estate	0.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Nokia OYJ	16.1%
Kone OYJ, Class B	11.0
Sampo OYJ, Class A	9.8
UPM-Kymmene OYJ	7.7
Elisa OYJ	4.6
Stora Enso OYJ, Class R	4.4
Fortum OYJ	4.3
Neste OYJ	4.2
Wartsila OYJ Abp	3.7
Metso OYJ	3.0

FUND SUMMARY	7

Fund Summary as of August 31, 2019	iShares® MSCI Germany Small-Cap ETF

Investment Objective

The iShares MSCI Germany Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization German equities, as represented by the MSCI Germany Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(14.08)%	8.41%	12.06%	(14.08)%	49.75%	137.69%
Fund Market	(13.89)	8.43	12.03	(13.89)	49.89	137.22
Index	(14.36)	8.19	11.88	(14.36)	48.20	134.77

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$998.40	$2.97		$1,000.00	$1,022.20	$3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Germany Small-Cap ETF

Portfolio Management Commentary

German small-capitalization stocks declined sharply for the reporting period amid slowing economic growth and increasing global trade tensions. Muted economic growth during 2018 transitioned to a slight contraction for the second quarter of 2019, leading to concerns of recession. A downturn in demand for the country’s exports, particularly for cars and industrial machinery, intensified along with global trade tensions and concerns surrounding Brexit. The disappointing economic conditions led to expectations of an additional interest rate reduction and further quantitative easing from the ECB to help stimulate Europe’s largest economy.

The industrials sector was the leading detractor from the Index’s return, weighed down by a sharp drop in industrial production and decreased manufacturing output, the lowest level in seven years. The capital goods industry detracted the most, declining alongside lower demand for industrial machinery used for purposes such as factory automation and car manufacturing.

The information technology sector also detracted, hindered by both the technology, hardware, and equipment industry and the software and services industry. Sales of electronic equipment and instruments diminished, due in part to government-imposed export restrictions aimed at the defense industry. The systems software industry declined as corporate reorganization led to lower revenues.

Consumer discretionary stocks were notable detractors, constrained by auto parts and equipment manufacturers, whose sales decreased due to lower demand for vehicle parts, particularly from China. The materials sector also detracted from the Index’s return, driven by the metals and mining industry. Copper and steel producers struggled amid declining prices for copper and steel, which were driven lower by weakening demand due to trade tensions and the slowing global economy.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	23.7%
Real Estate	18.1
Information Technology	15.1
Communication Services	14.2
Health Care	9.3
Financials	6.8
Consumer Discretionary	6.2
Materials	4.2
Consumer Staples	1.5
Other (each representing less than 1%)	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
LEG Immobilien AG	5.7%
Scout24 AG	4.9
Rheinmetall AG	3.9
OSRAM Licht AG	3.0
MorphoSys AG	2.9
Dialog Semiconductor PLC	2.8
CTS Eventim AG & Co. KGaA	2.4
TAG Immobilien AG	2.3
ProSiebenSat.1 Media SE	2.3
Nemetschek SE	2.3

(a)	Excludes money market funds.

FUND SUMMARY	9

Fund Summary as of August 31, 2019	iShares® MSCI Ireland ETF

Investment Objective

The iShares MSCI Ireland ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Irish equities, as represented by the MSCI All Ireland Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(13.44)%	3.96%	8.01%	(13.44)%	21.43%	105.13%
Fund Market	(12.93)	4.05	8.03	(12.93)	21.93	105.47
Index	(13.03)	4.39	8.45	(13.03)	23.97	113.00

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Index performance through November 26, 2013 reflects the performance of the MSCI Ireland Investable Market Index 25/50. Index performance beginning on November 27, 2013 reflects the performance of the MSCI All Ireland Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$961.60	$2.47		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Ireland ETF

Portfolio Management Commentary

Irish stocks declined sharply during the reporting period, amid slowing economic growth and uncertainty surrounding Brexit. The country’s economic expansion cooled, although it remained relatively robust, particularly compared to the rest of the Eurozone. The manufacturing sector posted three consecutive months of contraction at the end of the reporting period as demand waned and manufacturer’s inventories rose ahead of the U.K.’s possible exit from the E.U. Concerns mounted that a no-deal Brexit could further slow the economy, as more than half of Ireland’s global exports flow through the U.K. Brexit uncertainty was also reflected in declining consumer confidence and lower retail sales as consumer sentiment declined to its lowest level since 2013.

The financials sector was the leading detractor from the Index’s return, weighed down primarily by the banking industry. Bank profits decreased amid historically low interest rates and mounting economic uncertainty. Investor concerns about Brexit’s impact on the economy was reflected in banks’ lower business loan volumes. High levels of loan loss provisions resulting from nonperforming loans made during the financial crisis of 2008 weighed on profits, as did fines levied on banks for customer mortgage overcharges.

The consumer discretionary and industrials sectors were also notable detractors. In the consumer discretionary sector, homebuilding stocks were the most meaningful detractors, struggling amid a slowdown in the Irish housing market, particularly in Dublin. Hotel, restaurant, and leisure stocks also weighed on returns, due to lower revenues per room and higher taxes for the hospitality industry. In the industrials sector, declines were driven by the transportation industry, where airline and ferry operators weakened amid Brexit-related travel postponements. Overcapacity, aircraft delivery delays, and labor disruptions further constrained returns of the airline industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Staples	30.4%
Materials	28.1
Consumer Discretionary	11.1
Financials	9.1
Industrials	8.8
Real Estate	8.0
Health Care	4.4
Information Technology	0.1

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
CRH PLC	23.3%
Kerry Group PLC, Class A	21.5
Bank of Ireland Group PLC	4.8
Smurfit Kappa Group PLC	4.8
Flutter Entertainment PLC	4.7
ICON PLC	4.4
Kingspan Group PLC	4.3
Grafton Group PLC	3.7
Glanbia PLC	3.5
AIB Group PLC	3.4

FUND SUMMARY	11

Fund Summary as of August 31, 2019	iShares® MSCI New Zealand ETF

Investment Objective

The iShares MSCI New Zealand ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of New Zealand equities, as represented by the MSCI New Zealand IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	9.00%	9.26%	13.16%	9.00%	55.70%	204.21%
Fund Market	8.61	9.14	13.08	8.61	54.85	202.31
Index	9.38	9.70	13.62	9.38	58.84	215.38

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 9/1/10. The first day of secondary market trading was 9/2/10.

Index performance through February 11, 2013 reflects the performance of the MSCI New Zealand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI New Zealand IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,060.40	$2.60		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI New Zealand ETF

Portfolio Management Commentary

New Zealand equities performed well during the reporting period, even as the country’s economic growth slowed amid global trade uncertainty. This lack of certainty sent a measure of business confidence to its lowest level since 2008. Nevertheless, the labor market remained strong, with the unemployment rate falling to its lowest level in more than a decade. New Zealand’s annual inflation rate remained below 2.0% throughout the reporting period. In order to support economic growth, the Reserve Bank of New Zealand cut interest rates twice during the reporting period to a record low of 1.0%.

The utilities sector was the largest contributor to the Index’s return for the reporting period. New Zealand’s electric utilities, as well as independent power and renewable electricity producers, benefited from natural gas shortages and production disruptions, which led to higher wholesale energy prices. These companies also benefited from hydroelectric and thermal power sales. The real estate sector was another source of strength, as equity real estate investment trusts benefited from rising property values and rental rates. In addition, bond yields declined during the reporting period. Lower interest rates on fixed-income investments make higher-yielding utilities and real estate stocks more attractive by comparison. In the industrials sector, transportation infrastructure stocks contributed the most, driven by strong infrastructure growth and spending on the Auckland Airport and related transportation networks.

On the downside, the materials sector was the largest detractor from the Index’s return. Construction materials stocks declined amid disappointing earnings and concerns about macroeconomic risks and competitive pressures affecting the industry. In the healthcare sector, the healthcare facilities industry declined, as investors were disappointed with earnings amid lower volumes of new residents and higher costs at some leading providers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Utilities	19.7%
Health Care	18.3
Industrials	13.5
Consumer Staples	13.3
Communication Services	12.8
Real Estate	10.0
Materials	4.4
Consumer Discretionary	3.8
Energy	3.5
Information Technology	0.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
a2 Milk Co. Ltd.	12.2%
Fisher & Paykel Healthcare Corp. Ltd.	11.0
Auckland International Airport Ltd.	10.8
Spark New Zealand Ltd.	9.4
Meridian Energy Ltd.	4.7
Contact Energy Ltd.	4.5
Mercury NZ Ltd.	4.5
Ryman Healthcare Ltd.	4.5
Fletcher Building Ltd.	4.4
Infratil Ltd.	3.7

FUND SUMMARY	13

Fund Summary as of August 31, 2019	iShares® MSCI Norway ETF

Investment Objective

The iShares MSCI Norway ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Norwegian equities, as represented by the MSCI Norway IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(15.42)%	(3.83)%	1.27%	(15.42)%	(17.75)%	10.09%
Fund Market	(15.41)	(3.98)	1.22	(15.41)	(18.37)	9.68
Index	(15.07)	(3.56)	1.58	(15.07)	(16.59)	12.65

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/23/12. The first day of secondary market trading was 1/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$919.80	$2.56		$1,000.00	$1,022.50	$2.70		0.53%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Norway ETF

Portfolio Management Commentary

Norwegian stocks declined sharply for the reporting period, amid slowing global growth, intensifying trade tensions, and concerns about the outcome of Brexit. Norway’s economy expanded, albeit at a slow pace, supported by gains in capital investment and domestic demand. Norges Bank’s economic stimulus ended in 2018 and the central bank began to raise interest rates, signaling that further increases are likely, to keep inflation in check. While a global decline in oil prices was negative for Norway, Western Europe’s largest petroleum producer, fiscal stimulus helped boost the economy. On the consumption side, consumer spending rose, and unemployment remained low.

The energy sector was the primary detractor from the Index’s return. Volatile oil and gas prices and contracting refining margins worked against energy stocks. Profits weakened as crude oil prices declined sharply in late 2018 and remained low for the reporting period. The oil, gas, and consumable fuels industry was the sector’s largest detractor, as lower oil prices and heightened focus on efficiency and cost controls drove companies to reduce capital expenditure. Energy equipment and services stocks also weighed on performance. Revenues of oil and gas equipment and service providers declined due to delayed investments and less favorable contract terms amid oil price uncertainty. Meanwhile, offshore drilling contractors booked larger-than-expected losses, leading to disposal of rigs.

The financials sector’s notable detraction was driven largely by banks. Despite a higher interest rate environment, Norwegian banks declined amid money laundering fines and compensation payouts to overcharged fund investors. The metals and mining industry pressured materials sector returns amid ongoing output restrictions on Norwegian aluminum producers in Brazil. On the upside, the communication services sector was a modest contributor, as earnings in the telecommunications industry expanded despite difficulties in Asian operations.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Energy	24.4%
Financials	22.4
Consumer Staples	19.2
Communication Services	14.3
Materials	8.9
Industrials	5.2
Real Estate	1.9
Information Technology	1.9
Other (each representing less than 1%)	1.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Equinor ASA	13.1%
DNB ASA	11.4
Telenor ASA	11.1
Mowi ASA	7.6
Yara International ASA	4.7
Orkla ASA	4.6
Gjensidige Forsikring ASA	3.0
Norsk Hydro ASA	3.0
Aker BP ASA	2.3
Schibsted ASA, Class B	2.2

FUND SUMMARY	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Denmark ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Banks — 6.2%
Danske Bank A/S	84,979	$1,119,565
Jyske Bank A/S, Registered(a)	11,116	312,435
Ringkjoebing Landbobank A/S	4,816	289,148
Spar Nord Bank A/S	21,868	167,629
Sydbank A/S	12,504	175,170

		2,063,947

Beverages — 7.6%
Carlsberg A/S, Class B	13,052	1,930,638
Royal Unibrew A/S	7,161	621,270

		2,551,908

Biotechnology — 5.4%
Bavarian Nordic A/S(a)(b)	7,418	195,184
Genmab A/S(a)	7,204	1,473,125
Zealand Pharma A/S(a)(b)	7,522	143,872

		1,812,181

Building Products — 0.8%
Rockwool International A/S, Class B	1,418	277,082

Chemicals — 6.9%
Chr Hansen Holding A/S	13,409	1,128,870
Novozymes A/S, Class B	27,740	1,185,299

		2,314,169

Commercial Services & Supplies — 1.7%
ISS A/S	22,030	560,137

Construction & Engineering — 0.5%
Per Aarsleff Holding A/S	5,039	179,364

Electric Utilities — 6.5%
Orsted A/S(c)	22,912	2,192,183

Electrical Equipment — 4.6%
NKT A/S(a)(b)	10,368	135,905
Vestas Wind Systems A/S	19,190	1,412,905

		1,548,810

Energy Equipment & Services — 0.7%
Drilling Co. of 1972 A/S (The)(a)	4,023	221,632

Food Products — 0.6%
Schouw & Co. A/S	2,810	193,487

Health Care Equipment & Supplies — 9.1%
Ambu A/S, Series B(b)	25,053	429,230
Coloplast A/S, Class B	11,837	1,412,622
Demant A/S(a)	16,021	486,266
GN Store Nord A/S	17,264	724,157

		3,052,275

Health Care Technology — 0.2%
NNIT A/S(c)	5,807	60,037

Household Durables — 0.3%
Bang & Olufsen A/S(a)(b)	17,057	113,518

Insurance — 2.9%
Alm Brand A/S	17,554	137,023
Topdanmark A/S	6,616	329,892
Tryg A/S	17,200	515,192

		982,107

Security	Shares	Value
Machinery — 1.4%
FLSmidth & Co. A/S	7,206	$310,884
Nilfisk Holding A/S(a)	6,891	154,703

		465,587

Marine — 5.4%
AP Moller - Maersk A/S, Class A	532	530,774
AP Moller - Maersk A/S, Class B, NVS	850	906,168
D/S Norden A/S	10,763	140,367
Dfds A/S	6,923	238,654

		1,815,963

Oil, Gas & Consumable Fuels — 0.3%
TORM PLC(a)	13,791	111,622

Pharmaceuticals — 23.8%
ALK-Abello A/S(a)	1,188	240,211
H Lundbeck A/S	10,362	378,019
Novo Nordisk A/S, Class B	141,306	7,352,687

		7,970,917

Road & Rail — 8.1%
DSV A/S	27,273	2,708,529

Software — 2.3%
Netcompany Group A/S(a)(c)	6,032	242,862
SimCorp A/S	5,791	540,132

		782,994

Specialty Retail — 0.3%
Matas A/S	13,606	107,512

Textiles, Apparel & Luxury Goods — 1.8%
Pandora A/S	14,336	611,926

Tobacco — 0.6%
Scandinavian Tobacco Group A/S(c)	15,947	183,716

Total Common Stocks — 98.0% (Cost: $38,273,632)		32,881,603

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	622,072	622,383
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	17,000	17,000

		639,383

Total Short-Term Investments — 1.9% (Cost: $639,292)		639,383

Total Investments in Securities — 99.9% (Cost: $38,912,924)		33,520,986

Other Assets, Less Liabilities — 0.1%		23,441

Net Assets — 100.0%		$33,544,427

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Denmark ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	771,104	(149,032)	622,072	$622,383	$19,003	(b)	$(148)	$9
BlackRock Cash Funds: Treasury, SL Agency Shares	15,884	1,116	17,000	17,000	637		—	—

				$639,383	$19,640		$(148)	$9

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$32,881,603	$—	$—	$32,881,603
Money Market Funds	639,383	—	—	639,383

	$33,520,986	$—	$—	$33,520,986

See notes to financial statements.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Finland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Airlines — 0.6%
Finnair OYJ	21,787	$148,996

Auto Components — 2.4%
Nokian Renkaat OYJ(a)	23,603	647,221

Banks — 0.6%
Aktia Bank OYJ	18,101	164,453

Building Products — 0.7%
Uponor OYJ	18,071	186,868

Chemicals — 1.9%
Kemira OYJ	23,117	325,857
Tikkurila OYJ	12,393	175,511

		501,368

Commercial Services & Supplies — 0.7%
Caverion OYJ	29,746	190,650

Communications Equipment — 16.1%
Nokia OYJ	869,949	4,310,662

Construction & Engineering — 1.1%
Lehto Group OYJ	21,327	47,442
YIT OYJ(b)	42,483	234,624

		282,066

Containers & Packaging — 3.0%
Huhtamaki OYJ	20,481	792,121

Diversified Telecommunication Services — 5.7%
DNA OYJ	13,636	315,049
Elisa OYJ	24,145	1,216,744

		1,531,793

Electric Utilities — 4.3%
Fortum OYJ	51,998	1,145,829

Entertainment — 0.5%
Rovio Entertainment OYJ(c)	24,084	139,376

Food & Staples Retailing — 2.9%
Kesko OYJ, Class B	12,369	779,959

Health Care Providers & Services — 0.5%
Oriola OYJ, Class B	58,663	130,820

Insurance — 9.8%
Sampo OYJ, Class A	65,544	2,608,597

IT Services — 1.2%
Tieto OYJ	12,856	316,849

Machinery — 23.6%
Cargotec OYJ, Class B	10,016	284,798
Kone OYJ, Class B	50,568	2,929,189
Konecranes OYJ(b)	13,624	405,543
Metso OYJ	21,310	799,777
Outotec OYJ(a)	46,329	263,976
Ponsse OYJ	4,633	140,308
Valmet OYJ	27,351	495,780
Wartsila OYJ Abp	80,889	993,676

		6,313,047

Security	Shares	Value
Media — 0.8%
Sanoma OYJ	21,623	$222,169

Metals & Mining — 0.9%
Outokumpu OYJ(b)	83,218	240,748

Multiline Retail — 0.7%
Tokmanni Group Corp	16,419	185,154

Oil, Gas & Consumable Fuels — 4.2%
Neste OYJ	35,576	1,122,060

Paper & Forest Products — 13.0%
Metsa Board OYJ	50,839	267,391
Stora Enso OYJ, Class R	104,705	1,172,666
UPM-Kymmene OYJ	75,755	2,045,586

		3,485,643

Pharmaceuticals — 2.8%
Orion OYJ, Class B	20,049	745,607

Real Estate Management & Development — 0.8%
Citycon OYJ	20,205	217,946

Software — 0.5%
F-Secure OYJ(a)	47,455	132,740

Trading Companies & Distributors — 0.6%
Cramo OYJ	17,756	148,413

Total Common Stocks — 99.9% (Cost: $31,886,956)		26,691,155

Short-Term Investments

Money Market Funds — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	532,403	532,670
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	165,000	165,000

		697,670

Total Short-Term Investments — 2.6% (Cost: $697,610)		697,670

Total Investments in Securities — 102.5% (Cost: $32,584,566)		27,388,825

Other Assets, Less Liabilities — (2.5)%		(664,032)

Net Assets — 100.0%		$26,724,793

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Finland ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	433,631	98,772	532,403	$532,670	$5,387	(b)	$23		$(15)
BlackRock Cash Funds: Treasury, SL Agency Shares	5,022	159,978	165,000	165,000	1,490		—		—

				$697,670	$6,877		$23		$(15)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$26,691,155	$—	$—	$26,691,155
Money Market Funds	697,670	—	—	697,670

	$27,388,825	$—	$—	$27,388,825

See notes to financial statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Germany Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 0.1%
OHB SE	1,486	$51,876

Auto Components — 0.8%
EDAG Engineering Group AG	1,742	20,105
ElringKlinger AG(a)(b)	7,956	42,406
Leoni AG(a)(b)	8,679	109,436
SAF-Holland SA	12,702	115,681

		287,628

Banks — 0.2%
comdirect bank AG	7,885	79,192

Biotechnology — 2.9%
MorphoSys AG(a)	8,937	1,058,001

Capital Markets — 1.5%
AURELIUS Equity Opportunities SE & Co. KGaA	6,076	236,868
Deutsche Beteiligungs AG	3,368	119,430
Flatex AG, Registered(a)	3,290	100,179
MLP SE	16,808	83,850

		540,327

Chemicals — 2.4%
H&R GmbH & Co. KGaA(a)	3,626	23,719
K+S AG, Registered	53,727	849,932

		873,651

Commercial Services & Supplies — 1.6%
Befesa SA(c)	6,254	213,504
Bilfinger SE	8,041	221,024
Cewe Stiftung & Co. KGaA	1,553	140,411

		574,939

Communications Equipment — 0.2%
ADVA Optical Networking SE(a)	11,937	76,639

Diversified Financial Services — 2.4%
GRENKE AG(b)	7,817	634,444
Hypoport AG(a)	913	239,798

		874,242

Electrical Equipment — 4.5%
Nordex SE(a)	17,639	178,418
OSRAM Licht AG(b)	27,183	1,092,638
SGL Carbon SE(a)(b)	17,117	84,561
Varta AG(a)	3,764	319,173

		1,674,790

Electronic Equipment, Instruments & Components — 1.5%
Basler AG(b)	1,026	43,331
Isra Vision AG	4,292	155,504
Jenoptik AG	14,452	347,749

		546,584

Entertainment — 2.9%
Borussia Dortmund GmbH & Co. KGaA	16,733	180,495
CTS Eventim AG & Co. KGaA	16,178	887,238

		1,067,733

Equity Real Estate Investment Trusts (REITs) — 2.4%
alstria office REIT AG	42,270	700,109
Hamborner REIT AG	17,845	185,022

		885,131

Food Products — 1.5%
KWS Saat SE & Co. KGaA	3,259	223,593

Security	Shares	Value
Food Products (continued)
Suedzucker AG(b)	19,997	$330,326

		553,919

Health Care Equipment & Supplies — 0.8%
Draegerwerk AG & Co. KGaA	852	30,869
Eckert & Ziegler Strahlen- und Medizintechnik AG	1,037	180,664
STRATEC SE(b)	1,338	95,039

		306,572

Health Care Providers & Services — 0.3%
RHOEN-KLINIKUM AG	4,684	116,061

Health Care Technology — 1.0%
CompuGroup Medical SE	6,725	383,996

Hotels, Restaurants & Leisure — 0.1%
bet-at-home.com AG	889	51,545

Household Durables — 0.1%
Surteco Group SE	1,519	38,474

Independent Power and Renewable Electricity Producers — 0.6%
Encavis AG	23,542	221,923

Industrial Conglomerates — 4.6%
Indus Holding AG	5,177	198,401
MBB SE	586	39,301
Rheinmetall AG	12,218	1,443,729

		1,681,431

Insurance — 0.4%
Wuestenrot & Wuerttembergische AG	6,646	130,862

Interactive Media & Services — 5.5%
New Work SE(a)	789	231,124
Scout24 AG(a)(c)	30,206	1,789,622

		2,020,746

Internet & Direct Marketing Retail — 4.0%
HelloFresh SE(a)(b)	39,312	514,313
Rocket Internet SE(a)(c)	19,245	537,045
Shop Apotheke Europe NV(a)(b)(c)	2,826	92,430
Takkt AG	9,180	116,461
zooplus AG(a)(b)	1,699	225,646

		1,485,895

IT Services — 3.6%
Bechtle AG	8,257	818,372
CANCOM SE	8,860	525,906

		1,344,278

Life Sciences Tools & Services — 3.9%
Evotec SE(a)	35,726	791,193
Gerresheimer AG	8,802	665,438

		1,456,631

Machinery — 8.3%
Aumann AG(b)(c)	2,576	40,623
Deutz AG	33,937	198,078
Duerr AG	14,556	369,968
Heidelberger Druckmaschinen AG(a)(b)	81,111	99,596
JOST Werke AG(c)	4,169	122,812
Koenig & Bauer AG	3,930	135,896
Krones AG(b)	4,452	245,138
Norma Group SE	8,916	281,994
Pfeiffer Vacuum Technology AG(b)	1,381	207,441
Rational AG	956	667,472

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Germany Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Machinery (continued)
Stabilus SA	6,953	$312,865
Vossloh AG	2,452	93,699
Wacker Neuson SE	7,851	139,545
Washtec AG	3,129	167,639

		3,082,766

Media — 3.9%
ProSiebenSat.1 Media SE	65,421	862,738
Stroeer SE & Co. KGaA	7,925	593,027

		1,455,765

Metals & Mining — 1.7%
Aurubis AG	9,460	419,839
Salzgitter AG	10,931	198,683

		618,522

Oil, Gas & Consumable Fuels — 0.3%
CropEnergies AG	7,278	45,124
VERBIO Vereinigte BioEnergie AG	6,249	56,223

		101,347

Professional Services — 0.7%
Amadeus Fire AG	1,454	170,049
Bertrandt AG	1,561	77,701

		247,750

Real Estate Management & Development — 15.7%
ADLER Real Estate AG	12,925	163,402
ADO Properties SA(c)	8,021	329,652
Consus Real Estate AG(a)(b)	13,127	99,747
Corestate Capital Holding SA(b)	3,581	112,983
Deutsche EuroShop AG	13,949	362,220
DIC Asset AG	12,150	165,112
Grand City Properties SA	32,784	753,839
LEG Immobilien AG	17,723	2,084,464
PATRIZIA AG	12,921	236,206
TAG Immobilien AG	37,021	865,942
TLG Immobilien AG	20,297	610,212

		5,783,779

Road & Rail — 1.1%
Sixt Leasing SE	3,507	36,574
Sixt SE	3,841	369,059

		405,633

Semiconductors & Semiconductor Equipment — 5.0%
AIXTRON SE(a)	31,598	312,340
Dialog Semiconductor PLC(a)	21,444	1,014,509
Elmos Semiconductor AG	2,846	77,414
Siltronic AG	5,903	380,680
SMA Solar Technology AG(a)(b)	2,901	67,728

		1,852,671

Software — 4.0%
Nemetschek SE	16,185	858,748
RIB Software SE(b)	11,583	258,432
Software AG	13,517	364,697

		1,481,877

Specialty Retail — 1.1%
CECONOMY AG(a)	49,912	255,315
Hornbach Holding AG & Co. KGaA	2,910	157,829

		413,144

Technology Hardware, Storage & Peripherals — 0.7%
S&T AG(b)	12,945	271,428

Security	Shares	Value
Thrifts & Mortgage Finance — 2.4%
Aareal Bank AG(b)	15,912	$452,446
Deutsche Pfandbriefbank AG(c)	37,728	447,887

		900,333

Trading Companies & Distributors — 0.6%
BayWa AG(b)	3,933	105,032
Kloeckner & Co. SE	20,934	125,527

		230,559

Transportation Infrastructure — 0.5%
Hamburger Hafen und Logistik AG	6,860	166,050

Wireless Telecommunication Services — 1.9%
Freenet AG	35,893	702,595

Total Common Stocks — 97.7% (Cost: $43,032,579)		36,097,285

Preferred Stocks

Construction Materials — 0.2%
STO SE & Co. KGaA, Preference Shares, NVS	707	73,031

Health Care Equipment & Supplies — 0.3%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	2,127	101,424

Machinery — 0.8%
Jungheinrich AG, Preference Shares, NVS	13,500	287,525

Road & Rail — 0.8%
Sixt SE, Preference Shares, NVS	4,638	317,182

Total Preferred Stocks — 2.1% (Cost: $1,264,786)		779,162

Short-Term Investments

Money Market Funds — 14.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	5,172,779	5,175,366
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	20,000	20,000

		5,195,366

Total Short-Term Investments — 14.1% (Cost: $5,194,236)		5,195,366

Total Investments in Securities — 113.9% (Cost: $49,491,601)		42,071,813

Other Assets, Less Liabilities — (13.9)%		(5,144,615)

Net Assets — 100.0%		$36,927,198

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Germany Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	7,722,919	(2,550,140)	5,172,779	$5,175,366	$157,271	(b)	$1,020		$(296)
BlackRock Cash Funds: Treasury, SL Agency Shares	29,976	(9,976)	20,000	20,000	622		—		—

				$5,195,366	$157,893		$1,020		$(296)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	1	09/20/19	$38	$725

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$725

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(63)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$725

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,530

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Germany Small-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$36,097,285	$—	$—	$36,097,285
Preferred Stocks	779,162	—	—	779,162
Money Market Funds	5,195,366	—	—	5,195,366

	$42,071,813	$—	$—	$42,071,813

Derivative financial instruments(a)
Assets
Futures Contracts	$725	$—	$—	$725

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Ireland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Banks — 8.8%
AIB Group PLC	736,066	$1,865,985
Bank of Ireland Group PLC	697,770	2,660,267
Permanent TSB Group Holdings PLC(a)	321,578	347,409

		4,873,661

Beverages — 2.9%
C&C Group PLC	359,714	1,576,618

Building Products — 4.3%
Kingspan Group PLC	51,760	2,367,809

Construction Materials — 23.2%
CRH PLC	384,621	12,825,514

Containers & Packaging — 4.8%
Smurfit Kappa Group PLC	84,904	2,623,625

Equity Real Estate Investment Trusts (REITs) — 8.0%
Green REIT PLC	754,379	1,583,429
Hibernia REIT PLC	860,160	1,390,565
Irish Residential Properties REIT PLC	729,189	1,421,344

		4,395,338

Food & Staples Retailing — 0.5%
Total Produce PLC	193,102	277,726

Food Products — 27.0%
Glanbia PLC	177,713	1,952,172
Kerry Group PLC, Class A	99,475	11,863,923
Origin Enterprises PLC	202,240	1,080,177

		14,896,272

Hotels, Restaurants & Leisure — 6.8%
Dalata Hotel Group PLC	247,693	1,187,922
Flutter Entertainment PLC(a)	31,454	2,592,361

		3,780,283

Household Durables — 3.8%
Cairn Homes PLC(a)	1,036,929	1,173,892
Glenveagh Properties PLC(a)(b)	1,368,321	943,296

		2,117,188

Insurance — 0.3%
FBD Holdings PLC	14,363	142,988

Security	Shares	Value
Life Sciences Tools & Services — 4.4%
ICON PLC(a)	15,649	$2,412,919

Marine — 0.7%
Irish Continental Group PLC	95,315	393,621

Professional Services — 0.1%
CPL Resources PLC	9,215	62,918

Software — 0.1%
Datalex PLC(a)(c)	38,823	36,768

Specialty Retail — 0.4%
Applegreen PLC	42,835	238,691

Trading Companies & Distributors — 3.7%
Grafton Group PLC	223,067	2,044,258

Total Common Stocks — 99.8% (Cost: $58,234,507)		55,066,197

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	26,000	26,000

Total Short-Term Investments — 0.1% (Cost: $26,000)		26,000

Total Investments in Securities — 99.9% (Cost: $58,260,507)		55,092,197

Other Assets, Less Liabilities — 0.1%		59,031

Net Assets — 100.0%		$55,151,228

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	23,669	2,331	26,000	$26,000	$707	$—	$—

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Ireland ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$55,029,429	$—	$36,768	$55,066,197
Money Market Funds	26,000	—	—	26,000

	$55,055,429	$—	$36,768	$55,092,197

See notes to financial statements.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI New Zealand ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Airlines — 2.0%
Air New Zealand Ltd.	1,874,606	$3,387,329

Construction Materials — 4.4%
Fletcher Building Ltd.	2,576,219	7,214,206

Diversified Telecommunication Services — 12.1%
Chorus Ltd.	1,410,241	4,482,772
Spark New Zealand Ltd.	5,594,677	15,596,247

		20,079,019

Electric Utilities — 14.9%
Contact Energy Ltd.	1,408,580	7,444,719
Genesis Energy Ltd.(a)	1,752,936	3,803,184
Infratil Ltd.	2,109,230	6,052,825
Mercury NZ Ltd.	2,257,348	7,381,933

		24,682,661

Equity Real Estate Investment Trusts (REITs) — 10.0%
Argosy Property Ltd.	3,052,176	2,820,135
Goodman Property Trust	3,375,002	4,640,378
Kiwi Property Group Ltd.	4,700,885	4,832,702
Precinct Properties New Zealand Ltd.	3,626,752	4,265,987

		16,559,202

Food Products — 13.2%
a2 Milk Co. Ltd.(b)	2,213,257	20,170,770
Synlait Milk Ltd.(b)	300,278	1,770,753

		21,941,523

Health Care Equipment & Supplies — 11.0%
Fisher & Paykel Healthcare Corp. Ltd.	1,736,209	18,232,198

Health Care Providers & Services — 7.2%
Metlifecare Ltd.	639,018	1,753,174
Ryman Healthcare Ltd.	896,078	7,358,336
Summerset Group Holdings Ltd.	737,081	2,807,857

		11,919,367

Hotels, Restaurants & Leisure — 3.8%
Restaurant Brands New Zealand Ltd.(b)	151,146	967,577
SKYCITY Entertainment Group Ltd.	2,178,817	5,249,367

		6,216,944

Independent Power and Renewable Electricity Producers — 4.7%
Meridian Energy Ltd.	2,473,172	7,767,951

Security	Shares	Value
IT Services — 0.7%
Pushpay Holdings Ltd.(a)(b)	636,608	$1,224,601

Media — 0.7%
Sky Network Television Ltd.	1,632,427	1,132,529

Oil, Gas & Consumable Fuels — 3.5%
New Zealand Refining Co. Ltd. (The)	834,288	1,078,680
Z Energy Ltd.	1,161,991	4,646,381

		5,725,061

Road & Rail — 0.7%
Tourism Holdings Ltd.	499,341	1,184,153

Transportation Infrastructure — 10.7%
Auckland International Airport Ltd.	2,930,858	17,782,493

Total Common Stocks — 99.6% (Cost: $169,663,428)		165,049,237

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(c)(d)(e)	2,375,253	2,376,441
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(c)(d)	106,000	106,000

		2,482,441

Total Short-Term Investments — 1.5% (Cost: $2,482,440)		2,482,441

Total Investments in Securities — 101.1% (Cost: $172,145,868)		167,531,678

Other Assets, Less Liabilities — (1.1)%		(1,780,670)

Net Assets — 100.0%		$165,751,008

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	14,452,593	(12,077,340)	2,375,253	$2,376,441	$50,601	(b)	$(769)	$(1,389)
BlackRock Cash Funds: Treasury, SL Agency Shares	67,985	38,015	106,000	106,000	2,765		—	—

				$2,482,441	$53,366		$(769)	$(1,389)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2019	iShares® MSCI New Zealand ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$165,049,237	$—	$—	$165,049,237
Money Market Funds	2,482,441	—	—	2,482,441

	$167,531,678	$—	$—	$167,531,678

See notes to financial statements.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Norway ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 0.6%
Kongsberg Gruppen ASA	11,087	$145,250

Airlines — 0.4%
Norwegian Air Shuttle ASA(a)(b)	21,297	85,153

Auto Components — 0.3%
Kongsberg Automotive ASA(a)	101,329	63,537

Banks — 15.6%
DNB ASA	159,366	2,570,857
Norwegian Finans Holding ASA(a)	19,648	152,113
Sbanken ASA(c)	13,104	90,658
SpareBank 1 Nord Norge	20,777	154,922
Sparebank 1 Oestlandet	5,617	51,073
SpareBank 1 SMN	24,070	253,751
SpareBank 1 SR-Bank ASA	25,764	267,366

		3,540,740

Biotechnology — 0.1%
Nordic Nanovector ASA(a)(b)	7,550	22,071

Chemicals — 5.8%
Borregaard ASA	20,571	206,021
Elkem ASA(c)	23,558	59,450
Yara International ASA	24,192	1,050,168

		1,315,639

Commercial Services & Supplies — 2.1%
Tomra Systems ASA	17,077	480,078

Construction & Engineering — 0.6%
Veidekke ASA	12,799	132,400

Consumer Finance — 0.3%
Axactor SE(a)	21,206	37,492
B2Holding ASA	32,730	26,202

		63,694

Diversified Financial Services — 1.0%
Aker ASA, Class A	4,343	222,724

Diversified Telecommunication Services — 11.1%
Telenor ASA	121,716	2,500,817

Electrical Equipment — 0.4%
NEL ASA(a)	132,331	98,381

Energy Equipment & Services — 6.8%
Akastor ASA(a)	44,211	55,153
Aker Solutions ASA(a)	31,751	95,013
Borr Drilling Ltd.(a)	14,012	78,167
BW Offshore Ltd.(a)	16,189	105,156
Kvaerner ASA	19,970	25,921
Northern Drilling Ltd.(a)	7,586	22,909
Ocean Yield ASA	13,791	77,086
Odfjell Drilling Ltd.(a)	16,521	45,901
PGS ASA(a)	61,841	74,091
Seadrill Ltd.(a)	10,939	25,995
Subsea 7 SA	46,997	455,094
TGS NOPEC Geophysical Co. ASA	20,065	484,314

		1,544,800

Food Products — 19.2%
Austevoll Seafood ASA	17,833	183,201

Security	Shares	Value
Food Products (continued)
Bakkafrost P/F	7,643	$449,453
Grieg Seafood ASA	8,790	107,917
Leroy Seafood Group ASA	53,873	353,543
Mowi ASA	72,071	1,725,351
Norway Royal Salmon ASA	2,306	47,203
Orkla ASA	114,074	1,046,255
Salmar ASA	9,150	434,678

		4,347,601

Independent Power and Renewable Electricity Producers — 0.9%
Scatec Solar ASA(c)	17,705	205,704

Insurance — 5.5%
Gjensidige Forsikring ASA	35,580	687,473
Protector Forsikring ASA(a)(b)	14,371	70,354
Storebrand ASA	82,447	474,786

		1,232,613

Interactive Media & Services — 1.0%
Adevinta ASA, Class B(a)	17,417	217,276

IT Services — 1.3%
Atea ASA	16,189	206,935
Evry A/S(c)	25,966	91,246

		298,181

Marine — 1.0%
Golden Ocean Group Ltd.	19,478	119,996
Stolt-Nielsen Ltd.	6,100	66,116
Wallenius Wilhelmsen ASA	18,529	40,695

		226,807

Media — 2.2%
Schibsted ASA, Class B	17,458	506,126

Metals & Mining — 3.0%
Norsk Hydro ASA	215,809	683,479

Multiline Retail — 0.3%
Europris ASA(c)	27,774	76,372

Oil, Gas & Consumable Fuels — 17.6%
Aker BP ASA	19,314	512,848
BW LPG Ltd.(a)(c)	18,652	92,049
DNO ASA	131,247	173,891
Equinor ASA	173,170	2,962,788
Flex LNG Ltd.(a)	4,132	40,838
Frontline Ltd./Bermuda(a)	18,220	156,364
Hoegh LNG Holdings Ltd.	11,219	39,486

		3,978,264

Real Estate Management & Development — 1.9%
Entra ASA(c)	22,954	345,838
Selvaag Bolig ASA	14,842	81,983

		427,821

Semiconductors & Semiconductor Equipment — 0.6%
Nordic Semiconductor ASA(a)(b)	27,421	124,303

Specialty Retail — 0.2%
XXL ASA(a)(b)(c)	20,395	51,199

Total Common Stocks — 99.8% (Cost: $28,537,982)		22,591,030

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Norway ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Investments

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	337,669	$337,838
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	10,000	10,000

		347,838

Total Short-Term Investments — 1.6% (Cost: $347,772)		347,838

Total Investments in Securities — 101.4% (Cost: $28,885,754)		22,938,868

Other Assets, Less Liabilities — (1.4)%		(306,385)

Net Assets — 100.0%		$22,632,483

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	965,925	(628,256)	337,669	$337,838	$24,376	(b)	$162		$(114)
BlackRock Cash Funds: Treasury, SL Agency Shares	3,447	6,553	10,000	10,000	518		—		—

				$347,838	$24,894		$162		$(114)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$22,591,030	$—	$—	$22,591,030
Money Market Funds	347,838	—	—	347,838

	$22,938,868	$—	$—	$22,938,868

See notes to financial statements.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

August 31, 2019

	iShares MSCI Denmark ETF	iShares MSCI Finland ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Ireland ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$32,881,603	$26,691,155	$36,876,447	$55,066,197
Affiliated(c)	639,383	697,670	5,195,366	26,000
Cash	279	298	33	751
Foreign currency, at value(d)	21,867	29,535	4,362	30,797
Foreign currency collateral pledged:
Futures contracts(e)	—	—	3,304	—
Receivables:
Securities lending income — Affiliated	747	478	11,769	—
Variation margin on futures contracts	—	—	85	—
Dividends	13,934	734	369	34,463
Tax reclaims	624,119	—	27,415	16,560
Foreign withholding tax claims	—	2,012	—	—

Total assets	34,181,932	27,421,882	42,119,150	55,174,768

LIABILITIES
Collateral on securities loaned, at value	622,482	532,604	5,173,506	—
Payables:
Investment advisory fees	15,023	12,058	18,446	23,540
Professional fees	—	53,380	—	—
IRS compliance fee for foreign withholding tax claims	—	99,047	—	—

Total liabilities	637,505	697,089	5,191,952	23,540

NET ASSETS	$33,544,427	$26,724,793	$36,927,198	$55,151,228

NET ASSETS CONSIST OF:
Paid-in capital	$42,412,009	$32,711,077	$47,169,925	$67,471,749
Accumulated loss	(8,867,582)	(5,986,284)	(10,242,727)	(12,320,521)

NET ASSETS	$33,544,427	$26,724,793	$36,927,198	$55,151,228

Shares outstanding	550,000	750,000	700,000	1,400,000

Net asset value	$60.99	$35.63	$52.75	$39.39

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$617,148	$511,285	$4,908,273	$—
(b) Investments, at cost — Unaffiliated	$38,273,632	$31,886,956	$44,297,365	$58,234,507
(c) Investments, at cost — Affiliated	$639,292	$697,610	$5,194,236	$26,000
(d) Foreign currency, at cost	$21,974	$29,680	$4,384	$30,943
(e) Foreign currency collateral pledged, at cost	$—	$—	$3,323	$—

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Assets and Liabilities  (continued)

August 31, 2019

	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$165,049,237	$22,591,030
Affiliated(c)	2,482,441	347,838
Cash	42	644
Foreign currency, at value(d)	127,701	59,984
Receivables:
Securities lending income — Affiliated	2,884	1,060
Dividends	626,047	17,646
Tax reclaims	—	4,500

Total assets	168,288,352	23,022,702

LIABILITIES
Collateral on securities loaned, at value	2,376,400	337,405
Payables:
Investments purchased	—	41,602
Capital shares redeemed	77,673	—
Investment advisory fees	83,271	11,212

Total liabilities	2,537,344	390,219

NET ASSETS	$165,751,008	$22,632,483

NET ASSETS CONSIST OF:
Paid-in capital	$181,541,013	$35,241,742
Accumulated loss	(15,790,005)	(12,609,259)

NET ASSETS	$165,751,008	$22,632,483

Shares outstanding	3,200,000	1,000,000

Net asset value	$51.80	$22.63

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$2,262,132	$289,003
(b) Investments, at cost — Unaffiliated	$169,663,428	$28,537,982
(c) Investments, at cost — Affiliated	$2,482,440	$347,772
(d) Foreign currency, at cost	$127,924	$60,128

See notes to financial statements.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended August 31, 2019

	iShares MSCI Denmark ETF	iShares MSCI Finland ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Ireland ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$1,081,870	$1,208,724	$1,034,551	$1,187,908
Dividends — Affiliated	637	1,490	622	707
Securities lending income — Affiliated — net	19,003	5,387	157,271	—
Other income — Unaffiliated	—	6,580	—	—
Foreign taxes withheld	(164,412)	—	(103,032)	(17,522)

Total investment income	937,098	1,222,181	1,089,412	1,171,093

EXPENSES
Investment advisory fees	234,587	164,607	252,850	292,393
Professional fees	—	1,176	—	—

Total expenses	234,587	165,783	252,850	292,393

Net investment income	702,511	1,056,398	836,562	878,700

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(1,322,192)	(380,473)	(1,645,922)	(2,020,633)
Investments — Affiliated	(148)	23	1,020	—
In-kind redemptions — Unaffiliated	3,439,680	1,370,043	(396,640)	344,228
Futures contracts	—	—	(63)	—
Foreign currency transactions	(1,667)	(11,716)	2,965	(13,112)

Net realized gain (loss)	2,115,673	977,877	(2,038,640)	(1,689,517)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(3,968,117)	(6,669,952)	(7,368,484)	(8,457,315)
Investments — Affiliated	9	(15)	(296)	—
Futures contracts	—	—	725	—
Foreign currency translations	(31,782)	(14,587)	(913)	(1,889)

Net change in unrealized appreciation (depreciation)	(3,999,890)	(6,684,554)	(7,368,968)	(8,459,204)

Net realized and unrealized loss	(1,884,217)	(5,706,677)	(9,407,608)	(10,148,721)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,181,706)	$(4,650,279)	$(8,571,046)	$(9,270,021)

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Operations  (continued)

Year Ended August 31, 2019

	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$6,827,552	$1,292,801
Dividends — Affiliated	2,765	518
Securities lending income — Affiliated — net	50,601	24,376
Foreign taxes withheld	(983,687)	(310,024)

Total investment income	5,897,231	1,007,671

EXPENSES
Investment advisory fees	798,782	167,638

Total expenses	798,782	167,638

Net investment income	5,098,449	840,033

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(3,161,711)	(1,576,368)
Investments — Affiliated	(769)	162
In-kind redemptions — Unaffiliated	16,050,706	324,622
Foreign currency transactions	(60,643)	(6,294)

Net realized gain (loss)	12,827,583	(1,257,878)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(6,503,301)	(6,115,157)
Investments — Affiliated	(1,389)	(114)
Foreign currency translations	3,252	(654)

Net change in unrealized appreciation (depreciation)	(6,501,438)	(6,115,925)

Net realized and unrealized gain (loss)	6,326,145	(7,373,803)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,424,594	$(6,533,770)

See notes to financial statements.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares MSCI Denmark ETF		iShares MSCI Finland ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$702,511	$771,945	$1,056,398	$1,584,085
Net realized gain	2,115,673	10,234,984	977,877	4,606,786
Net change in unrealized appreciation (depreciation)	(3,999,890)	(10,556,730)	(6,684,554)	(2,537,033)

Net increase (decrease) in net assets resulting from operations	(1,181,706)	450,199	(4,650,279)	3,653,838

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(1,080,111)	(1,199,663)	(992,178)	(1,829,682)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(4,842,621)	(26,169,111)	(7,367,604)	(7,842,584)

NET ASSETS(b)
Total decrease in net assets	(7,104,438)	(26,918,575)	(13,010,061)	(6,018,428)
Beginning of year	40,648,865	67,567,440	39,734,854	45,753,282

End of year	$33,544,427	$40,648,865	$26,724,793	$39,734,854

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets  (continued)

	iShares MSCI Germany Small-Cap ETF		iShares MSCI Ireland ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$836,562	$1,339,789	$878,700	$911,702
Net realized gain (loss)	(2,038,640)	10,276,808	(1,689,517)	1,329,069
Net change in unrealized appreciation (depreciation)	(7,368,968)	(5,552,749)	(8,459,204)	2,681,554

Net increase (decrease) in net assets resulting from operations	(8,571,046)	6,063,848	(9,270,021)	4,922,325

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(1,248,559)	(1,210,800)	(950,188)	(1,127,676)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(13,513,268)	15,382,259	(4,009,826)	(2,296,182)

NET ASSETS(b)
Total increase (decrease) in net assets	(23,332,873)	20,235,307	(14,230,035)	1,498,467
Beginning of year	60,260,071	40,024,764	69,381,263	67,882,796

End of year	$36,927,198	$60,260,071	$55,151,228	$69,381,263

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI New Zealand ETF		iShares MSCI Norway ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,098,449	$5,407,619	$840,033	$1,007,885
Net realized gain (loss)	12,827,583	13,241,598	(1,257,878)	2,413,217
Net change in unrealized appreciation (depreciation)	(6,501,438)	(5,382,654)	(6,115,925)	689,223

Net increase (decrease) in net assets resulting from operations	11,424,594	13,266,563	(6,533,770)	4,110,325

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(5,013,803)	(5,177,401)	(992,402)	(1,008,633)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	16,934,564	(41,473,802)	(275,330)	(5,256,826)

NET ASSETS(b)
Total increase (decrease) in net assets	23,345,355	(33,384,640)	(7,801,502)	(2,155,134)
Beginning of year	142,405,653	175,790,293	30,433,985	32,589,119

End of year	$165,751,008	$142,405,653	$22,632,483	$30,433,985

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Denmark ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$67.75	$67.57	$56.39	$53.99	$50.53

Net investment income(a)	0.97	0.90	0.94	0.76	0.84
Net realized and unrealized gain (loss)(b)	(5.99)	0.77	11.07	2.27	3.43

Net increase (decrease) from investment operations	(5.02)	1.67	12.01	3.03	4.27

Distributions(c)
From net investment income	(1.74)	(1.49)	(0.83)	(0.63)	(0.81)

Total distributions	(1.74)	(1.49)	(0.83)	(0.63)	(0.81)

Net asset value, end of year	$60.99	$67.75	$67.57	$56.39	$53.99

Total Return
Based on net asset value	(7.41)%	2.58%	21.43%	5.63%	8.43%

Ratios to Average Net Assets
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%

Net investment income	1.59%	1.34%	1.66%	1.38%	1.62%

Supplemental Data
Net assets, end of year (000)	$33,544	$40,649	$67,567	$47,928	$48,594

Portfolio turnover rate(d)	14%	13%	14%	40%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Finland ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16		Year Ended 08/31/15

Net asset value, beginning of year	$41.83	$39.79	$33.19	$31.32		$34.52

Net investment income(a)	1.30	1.39	1.02	1.51	(b)	0.56
Net realized and unrealized gain (loss)(c)	(5.98)	2.16	6.74	1.13		(3.25)

Net increase (decrease) from investment operations	(4.68)	3.55	7.76	2.64		(2.69)

Distributions(d)
From net investment income	(1.52)	(1.51)	(1.16)	(0.77)		(0.51)

Total distributions	(1.52)	(1.51)	(1.16)	(0.77)		(0.51)

Net asset value, end of year	$35.63	$41.83	$39.79	$33.19		$31.32

Total Return
Based on net asset value	(11.24)%	9.08%	23.32%	8.60	%(b)	(7.90)%

Ratios to Average Net Assets
Total expenses	0.53%	0.53%	0.55%	0.72%		0.53%

Total expenses excluding professional fees for foreign withholding tax claims	0.53%	N/A	0.53%	0.53%		N/A

Net investment income	3.40%	3.38%	2.84%	4.72	%(b)	1.68%

Supplemental Data
Net assets, end of year (000)	$26,725	$39,735	$45,753	$38,168		$23,488

Portfolio turnover rate(e)	16%	11%	12%	21%		12%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2016:
•	Net investment income per share by $0.42.
•	Total return by 1.05%.
•	Ratio of net investment income to average net assets by 1.32%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Germany Small-Cap ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$63.43	$57.18	$43.23	$40.03	$38.93

Net investment income(a)	1.07	1.33	0.78	0.71	0.53
Net realized and unrealized gain (loss)(b)	(10.06)	6.19	13.87	3.16	1.26

Net increase (decrease) from investment operations	(8.99)	7.52	14.65	3.87	1.79

Distributions(c)
From net investment income	(1.69)	(1.27)	(0.70)	(0.67)	(0.69)

Total distributions	(1.69)	(1.27)	(0.70)	(0.67)	(0.69)

Net asset value, end of year	$52.75	$63.43	$57.18	$43.23	$40.03

Total Return
Based on net asset value	(14.08)%	13.22%	34.12%	9.72%	4.61%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.59%	0.59%

Net investment income	1.95%	2.09%	1.65%	1.73%	1.36%

Supplemental Data
Net assets, end of year (000)	$36,927	$60,260	$40,025	$23,779	$26,023

Portfolio turnover rate(d)	13%	14%	14%	12%	18%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Ireland ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$46.25	$43.80	$38.94	$40.34	$35.27

Net investment income(a)	0.61	0.61	0.47	0.49	0.52	(b)
Net realized and unrealized gain (loss)(c)	(6.80)	2.62	4.94	(1.33)	5.43

Net increase (decrease) from investment operations	(6.19)	3.23	5.41	(0.84)	5.95

Distributions(d)
From net investment income	(0.67)	(0.78)	(0.55)	(0.56)	(0.62)
From net realized gain	—	—	—	—	(0.26)

Total distributions	(0.67)	(0.78)	(0.55)	(0.56)	(0.88)

Net asset value, end of year	$39.39	$46.25	$43.80	$38.94	$40.34

Total Return
Based on net asset value	(13.44)%	7.38%	13.99%	(2.12)%	17.10%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%	0.49%	0.48%	0.48%

Net investment income	1.49%	1.31%	1.19%	1.27%	1.41	%(b)

Supplemental Data
Net assets, end of year (000)	$55,151	$69,381	$67,883	$124,596	$177,496

Portfolio turnover rate(e)	24%	20%	14%	31%	26%

(a)	Based on average shares outstanding.
(b)	Includes a one-time special distribution from Paddy Power PLC. Excluding such special distribution, the net investment income would have been $0.34 per share and 0.94% of average net assets.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI New Zealand ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$49.11	$46.26	$46.90	$32.17	$40.88

Net investment income(a)	1.58	1.71	1.96	1.21	1.87
Net realized and unrealized gain (loss)(b)	2.70	2.86	(0.39)	14.76	(8.57)

Net increase (decrease) from investment operations	4.28	4.57	1.57	15.97	(6.70)

Distributions(c)
From net investment income	(1.59)	(1.72)	(2.21)	(1.24)	(2.01)

Total distributions	(1.59)	(1.72)	(2.21)	(1.24)	(2.01)

Net asset value, end of year	$51.80	$49.11	$46.26	$46.90	$32.17

Total Return
Based on net asset value	9.00%	10.02%	3.95%	50.49%	(17.01)%

Ratios to Average Net Assets
Total expenses	0.50%	0.47%	0.49%	0.48%	0.48%

Net investment income	3.16%	3.58%	4.45%	3.05%	4.83%

Supplemental Data
Net assets, end of year (000)	$165,751	$142,406	$175,790	$171,183	$64,344

Portfolio turnover rate(d)	15%	14%	9%	11%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Norway ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$27.67	$25.07	$20.36	$20.40	$31.83

Net investment income(a)	0.67	0.72	0.69	0.64	0.64
Net realized and unrealized gain (loss)(b)	(4.91)	2.56	4.70	(0.06)	(11.49)

Net increase (decrease) from investment operations	(4.24)	3.28	5.39	0.58	(10.85)

Distributions(c)
From net investment income	(0.80)	(0.68)	(0.68)	(0.62)	(0.58)

Total distributions	(0.80)	(0.68)	(0.68)	(0.62)	(0.58)

Net asset value, end of year	$22.63	$27.67	$25.07	$20.36	$20.40

Total Return
Based on net asset value	(15.42)%	13.21%	27.10%	2.89%	(34.32)%

Ratios to Average Net Assets
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%

Net investment income	2.66%	2.67%	3.11%	3.23%	2.60%

Supplemental Data
Net assets, end of year (000)	$22,632	$30,434	$32,589	$26,462	$30,595

Portfolio turnover rate(d)	13%	13%	10%	19%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Denmark	Non-diversified
MSCI Finland	Non-diversified
MSCI Germany Small-Cap	Diversified
MSCI Ireland	Non-diversified
MSCI New Zealand	Non-diversified
MSCI Norway	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Denmark
Barclays Capital Inc.	$63,311	$63,311		$—	$—
BofA Securities, Inc.	195,247	192,447		—	(2,799	)(b)
Citigroup Global Markets Inc.	1,363	1,363		—	—
Credit Suisse AG Dublin Branch	10,262	10,262		—	—
Goldman Sachs & Co.	143,872	143,872		—	—
Morgan Stanley & Co. LLC	203,093	200,182		—	(2,912	)(b)

	$617,148	$611,437		$—	$(5,711)

MSCI Finland
Citigroup Global Markets Inc.	$330,566	$330,566		$—	$—
UBS AG	180,719	180,719		—	—

	$511,285	$511,285		$—	$—

MSCI Germany Small-Cap
Barclays Capital Inc.	$378,856	$378,856		$—	$—
BofA Securities, Inc.	273,870	273,870		—	—
Citigroup Global Markets Inc.	1,173,246	1,173,246		—	—
Credit Suisse AG Dublin Branch	330,325	330,325		—	—
Credit Suisse Securities (USA) LLC	37,832	37,832		—	—
Deutsche Bank Securities Inc.	91,139	91,139		—	—
Goldman Sachs & Co.	454,212	454,212		—	—
HSBC Bank PLC	637,392	637,392		—	—
JPMorgan Securities LLC	207,732	207,732		—	—
Morgan Stanley & Co. LLC	1,319,268	1,319,268		—	—
UBS AG	4,401	4,364		—	(37	)(b)

	$4,908,273	$4,908,236		$—	$(37)

MSCI New Zealand
Macquarie Bank Limited	$2,262,132	$2,262,132		$—	$—

MSCI Norway
Citigroup Global Markets Inc.	$6,276	$6,276		$—	$—
Credit Suisse AG Dublin Branch	52,087	52,087		—	—
JPMorgan Securities LLC	22,071	22,071		—	—
Morgan Stanley & Co. LLC	208,569	208,569		—	—

	$289,003	$289,003		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Denmark	0.53%
MSCI Finland	0.53
MSCI Germany Small-Cap	0.59
MSCI Norway	0.53

For its investment advisory services to each of the iShares MSCI Ireland and iShares MSCI New Zealand ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Denmark	$4,305
MSCI Finland	1,169
MSCI Germany Small-Cap	33,900
MSCI New Zealand	12,630
MSCI Norway	5,231

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Denmark	$1,010,719	$1,191,418	$(232,847)
MSCI Finland	149,824	805,810	(160,896)
MSCI Germany Small-Cap	3,275,255	1,200,947	467,619
MSCI Ireland	1,934,082	283,630	22,366
MSCI New Zealand	2,164,976	1,114,245	16,761
MSCI Norway	142,352	300,760	(80,965)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Denmark	$5,899,808	$6,319,085
MSCI Finland	5,040,104	4,919,528
MSCI Germany Small-Cap	6,641,334	5,872,886
MSCI Ireland	13,963,590	13,920,463
MSCI New Zealand	23,609,158	24,324,152
MSCI Norway	4,400,072	3,976,194

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Denmark	$31,990,954	$36,629,140
MSCI Finland	17,322,311	24,481,462
MSCI Germany Small-Cap	—	13,373,682
MSCI Ireland	—	4,003,083
MSCI New Zealand	109,973,562	92,531,199
MSCI Norway	17,920,071	18,642,197

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
MSCI Denmark	$2,942,772	$(2,942,772)
MSCI Finland	805,022	(805,022)
MSCI Germany Small-Cap	(1,226,853)	1,226,853
MSCI Ireland	167,521	(167,521)
MSCI New Zealand	14,313,248	(14,313,248)
MSCI Norway	(52,543)	52,543

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18

MSCI Denmark
Ordinary income	$1,080,111	$1,199,663

MSCI Finland
Ordinary income	$992,178	$1,829,682

MSCI Germany Small-Cap
Ordinary income	$1,248,559	$1,210,800

MSCI Ireland
Ordinary income	$950,188	$1,127,676

MSCI New Zealand
Ordinary income	$5,013,803	$5,177,401

MSCI Norway
Ordinary income	$992,402	$1,008,633

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
MSCI Denmark	$57,188	$(2,798,513)	$(6,126,257)	$(8,867,582)
MSCI Finland	484,498	(324,503)	(6,146,279)	(5,986,284)
MSCI Germany Small-Cap	—	(2,208,141)	(8,034,586)	(10,242,727)
MSCI Ireland	403,421	(8,187,703)	(4,536,239)	(12,320,521)
MSCI New Zealand	2,465,295	(9,392,840)	(8,862,460)	(15,790,005)
MSCI Norway	38,014	(6,161,185)	(6,486,088)	(12,609,259)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions and foreign withholding tax reclaims.

For the year ended August 31, 2019, the iShares MSCI Finland ETF utilized $202,452 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Denmark	$39,627,424	$2,095,284	$(8,201,722)	$(6,106,438)
MSCI Finland	33,384,562	882,283	(6,878,020)	(5,995,737)
MSCI Germany Small-Cap	50,106,149	3,122,759	(11,157,095)	(8,034,336)
MSCI Ireland	59,627,618	7,470,668	(12,006,089)	(4,535,421)
MSCI New Zealand	176,390,803	12,403,408	(21,262,533)	(8,859,125)
MSCI Norway	29,424,287	518,599	(7,004,018)	(6,485,419)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
MSCI Denmark
Shares sold	550,000	$32,488,084	400,000	$26,929,995
Shares redeemed	(600,000)	(37,330,705)	(800,000)	(53,099,106)

Net decrease	(50,000)	$(4,842,621)	(400,000)	$(26,169,111)

MSCI Finland
Shares sold	450,000	$17,487,334	400,000	$16,562,867
Shares redeemed	(650,000)	(24,854,938)	(600,000)	(24,405,451)

Net decrease	(200,000)	$(7,367,604)	(200,000)	$(7,842,584)

MSCI Germany Small-Cap
Shares sold	—	$—	850,000	$54,026,908
Shares redeemed	(250,000)	(13,513,268)	(600,000)	(38,644,649)

Net increase(decrease)	(250,000)	$(13,513,268)	250,000	$15,382,259

MSCI Ireland
Shares sold	—	$—	200,000	$9,429,760
Shares redeemed	(100,000)	(4,009,826)	(250,000)	(11,725,942)

Net decrease	(100,000)	$(4,009,826)	(50,000)	$(2,296,182)

MSCI New Zealand
Shares sold	2,200,000	$111,008,317	1,050,000	$50,851,465
Shares redeemed	(1,900,000)	(94,073,753)	(1,950,000)	(92,325,267)

Net increase(decrease)	300,000	$16,934,564	(900,000)	$(41,473,802)

MSCI Norway
Shares sold	700,000	$19,177,539	600,000	$15,881,621
Shares redeemed	(800,000)	(19,452,869)	(800,000)	(21,138,447)

Net decrease	(100,000)	$(275,330)	(200,000)	$(5,256,826)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Finland ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations made by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The Fund, under the approval of the Board, is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the statement of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

13.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
MSCI Denmark	$1,199,663
MSCI Finland	1,829,682
MSCI Germany Small-Cap	1,210,800
MSCI Ireland	1,127,676
MSCI New Zealand	5,177,401
MSCI Norway	1,008,633

Undistributed (distributions in excess of) net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
MSCI Denmark	$116,653
MSCI Finland	165,290
MSCI Germany Small-Cap	256,976
MSCI Ireland	(114,496)
MSCI New Zealand	468,462
MSCI Norway	27,434

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI Denmark ETF, iShares MSCI Finland ETF,

iShares MSCI Germany Small-Cap ETF, iShares MSCI Ireland ETF,

iShares MSCI New Zealand ETF and iShares MSCI Norway ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Denmark ETF, iShares MSCI Finland ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Ireland ETF, iShares MSCI New Zealand ETF and iShares MSCI Norway ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income
MSCI Denmark	$1,391,489
MSCI Finland	1,290,915
MSCI Germany Small-Cap	983,016
MSCI Ireland	1,099,718
MSCI New Zealand	6,228,900
MSCI Norway	1,428,483

For the fiscal year ended August 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Denmark	$1,402,365	$161,301
MSCI Finland	1,327,315	—
MSCI Germany Small-Cap	1,016,770	99,307
MSCI Ireland	1,188,379	14,849
MSCI New Zealand	6,827,551	868,106
MSCI Norway	1,461,998	305,298

IMPORTANT TAX INFORMATION	55

Board Review and Approval of Investment Advisory Contract

iShares MSCI Denmark ETF and iShares MSCI Norway ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Finland ETF, iShares MSCI Germany Small-Cap ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory Contract  (continued)

shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary

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revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year

iShares MSCI Ireland ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees

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(the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFAaffiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI New Zealand ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and

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quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	63

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Germany Small-Cap	$1.694184	$—	$—	$1.694184	100%	—%	—%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Denmark ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	16	1.16
Greater than 0.5% and Less than 1.0%	110	7.96
Greater than 0.0% and Less than 0.5%	579	41.90
At NAV	23	1.66
Less than 0.0% and Greater than –0.5%	533	38.57
Less than –0.5% and Greater than –1.0%	90	6.51
Less than –1.0% and Greater than –1.5%	16	1.16
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	1	0.07

	1,382	100.00%

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI Finland ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than 6.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	4	0.29
Greater than 1.5% and Less than 2.0%	11	0.80
Greater than 1.0% and Less than 1.5%	27	1.95
Greater than 0.5% and Less than 1.0%	139	10.07
Greater than 0.0% and Less than 0.5%	500	36.17
At NAV	25	1.81
Less than 0.0% and Greater than –0.5%	517	37.42
Less than –0.5% and Greater than –1.0%	123	8.90
Less than –1.0% and Greater than –1.5%	23	1.66
Less than –1.5% and Greater than –2.0%	7	0.51
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –6.0%	1	0.07

	1,382	100.00%

iShares MSCI Germany Small-Cap ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 1.5% and Less than 2.0%	9	0.65
Greater than 1.0% and Less than 1.5%	20	1.45
Greater than 0.5% and Less than 1.0%	92	6.66
Greater than 0.0% and Less than 0.5%	460	33.29
At NAV	27	1.95
Less than 0.0% and Greater than –0.5%	596	43.14
Less than –0.5% and Greater than –1.0%	148	10.71
Less than –1.0% and Greater than –1.5%	23	1.66
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	65

Supplemental Information  (unaudited) (continued)

iShares MSCI Ireland ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	47	3.40
Greater than 1.0% and Less than 1.5%	177	12.81
Greater than 0.5% and Less than 1.0%	236	17.08
Greater than 0.0% and Less than 0.5%	387	28.01
At NAV	14	1.01
Less than 0.0% and Greater than –0.5%	424	30.69
Less than –0.5% and Greater than –1.0%	74	5.35
Less than –1.0% and Greater than –1.5%	10	0.72
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –6.0%	1	0.07

	1,382	100.00%

iShares MSCI New Zealand ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than 2.0% and Less than 2.5%	3	0.22%
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	18	1.30
Greater than 0.5% and Less than 1.0%	130	9.41
Greater than 0.0% and Less than 0.5%	532	38.50
At NAV	27	1.95
Less than 0.0% and Greater than –0.5%	502	36.32
Less than –0.5% and Greater than –1.0%	122	8.83
Less than –1.0% and Greater than –1.5%	30	2.17
Less than –1.5% and Greater than –2.0%	10	0.72
Less than –2.0% and Greater than –2.5%	3	0.22

	1,382	100.00%

iShares MSCI Norway ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than 1.5% and Less than 2.0%	9	0.65%
Greater than 1.0% and Less than 1.5%	26	1.88
Greater than 0.5% and Less than 1.0%	152	11.00
Greater than 0.0% and Less than 0.5%	485	35.09
At NAV	30	2.17
Less than 0.0% and Greater than –0.5%	499	36.12
Less than –0.5% and Greater than –1.0%	131	9.48
Less than –1.0% and Greater than –1.5%	36	2.60
Less than –1.5% and Greater than –2.0%	11	0.80
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	1	0.07

	1,382	100.00%

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	67

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers (a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).

Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
(a) Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

GENERAL INFORMATION	69

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

NVS	Non-Voting Shares

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares MSCI India ETF | INDA | Cboe BZX
▶	iShares MSCI India Small-Cap ETF | SMIN | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

M A R K E T O V E R V I E W	3

Fund Summary as of August 31, 2019	iShares® MSCI India ETF

Investment Objective

The iShares MSCI India ETF (the “Fund”) seeks to track the investment results of an index composed of Indian equities, as represented by the MSCI India Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(7.61)%	2.10%	4.11%	(7.61)%	10.96%	35.75%
Fund Market	(8.20)	1.85	4.02	(8.20)	9.62	34.84
Index	(7.64)	2.92	4.86	(7.64)	15.48	43.28

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/2/12. The first day of secondary market trading was 2/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,007.30	$ 3.39		$ 1,000.00	$ 1,021.80	$ 3.41		0.67%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

4	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI India ETF

Portfolio Management Commentary

Indian equities declined for the reporting period as economic growth reached a six-year low. Consumer spending weakened amid continued high unemployment, rising inflation, and credit and liquidity shortages. Manufacturing growth stagnated and exports slowed, while growth in agriculture — a major employer in struggling rural areas — dipped sharply.

The consumer discretionary sector was the leading detractor from the Index’s return, particularly automobiles and components stocks. Sales of cars, scooters, and trucks declined amid slowing wage growth and limited access to auto loans. Stricter safety and environmental regulations, higher insurance costs, and proposed fees also weighed on customer sentiment. Ride-sharing services grew in popularity, further pressuring car sales. Auto components stocks also weakened amid a global automotive slowdown.

The healthcare sector’s detraction stemmed largely from pharmaceuticals stocks, which weakened amid generic pricing pressures in the U.S. market, where the industry generates nearly half of its revenues. Domestic sales growth also slowed, particularly for anti-infectives and cardiovascular drugs.

In the materials sector, metals and mining stocks struggled amid lower metals prices. Steel industry profits dropped as demand from automotive and infrastructure customers weakened. Meanwhile, key raw material costs for steel production rose. Consumer staples sector performance was driven by the tobacco industry, which declined amid higher cigarettes taxes, restrictions on public smoking, and higher input costs.

On the upside, the information technology sector contributed to the Index’s performance. Software and services stocks advanced due to higher sales, particularly to financial services customers. The transition from legacy systems to updated technologies undertaken by many businesses also supported the industry. Services companies’ relative insulation from global trade disputes and a depreciating rupee, which helped strengthen margins for India’s many U.S. dollar-earning consulting companies, were also beneficial.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	25.3%
Information Technology	18.5
Energy	14.8
Consumer Staples	10.7
Consumer Discretionary	8.1
Materials	7.9
Health Care	4.6
Industrials	4.2
Communication Services	3.1
Utilities	2.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Reliance Industries Ltd.	10.8%
Housing Development Finance Corp. Ltd.	10.8
Infosys Ltd.	8.6
Tata Consultancy Services Ltd.	6.2
Axis Bank Ltd.	3.8
Hindustan Unilever Ltd.	3.7
ICICI Bank Ltd.	3.0
ITC Ltd.	2.6
Bharti Airtel Ltd.	2.2
Maruti Suzuki India Ltd.	2.0

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2019	iShares® MSCI India Small-Cap ETF

Investment Objective

The iShares MSCI India Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Indian equities, as represented by the MSCI India Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(23.88)%	2.52%	5.01%	(23.88)%	13.27%	44.78%
Fund Market	(24.46)	2.44	4.90	(24.46)	12.83	43.57
Index	(23.24)	3.37	5.79	(23.24)	18.05	53.01
GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 937.70	$ 3.71		$ 1,000.00	$ 1,021.40	$ 3.87		0.76%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI India Small-Cap ETF

Portfolio Management Commentary

Indian small-capitalization stocks declined sharply for the reporting period, as economic growth reached a six-year low. Consumer spending weakened amid continued high unemployment, rising inflation, and credit and liquidity shortages. Manufacturing growth stagnated and exports slowed, while growth in agriculture — a major employer in struggling rural areas — dipped sharply.

The financials sector was the leading detractor from the Index’s return, as stocks in the banking and diversified financials industries declined sharply, driven by a liquidity crisis among the country’s non-banking finance companies (“NBFCs”). NBFCs are a major source of credit in India, and when one defaulted on some debt payments in 2018, it exposed weaknesses in the sector and drove up funding costs. The government took control of the failed company, but in June 2019, another NBFC missed debt payments, raising investor concerns about the banking system and conventional banks’ exposure to NBFCs.

The consumer discretionary sector also weighed on the Index’s performance, as consumers, whose spending accounts for the majority of India’s economic activity, grew cautious. The automobiles and components industry declined amid a global automotive slowdown and a slump in Indian sales of cars, scooters, and trucks amid slowing wage growth and limited access to auto loans. Auto components stocks, including tire makers, declined. Pressures on the agricultural and mining sectors affected sales volumes of off-road tires.

The industrials sector also detracted from the Index’s performance, as manufacturing activity slowed. The electrical equipment industry declined as rising costs for raw materials and falling prices for finished products strained margins. Construction and engineering stocks declined amid cuts to government spending, stalled infrastructure projects, and a slumping real estate market.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	21.4%
Consumer Discretionary	16.5
Industrials	14.0
Materials	12.8
Health Care	9.7
Utilities	6.2
Information Technology	5.5
Consumer Staples	4.9
Communication Services	4.4
Real Estate	3.5
Energy	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Apollo Hospitals Enterprise Ltd.	2.0%
Info Edge India Ltd.	2.0
Federal Bank Ltd.	2.0
RBL Bank Ltd.	1.6
AU Small Finance Bank Ltd.	1.5
Mphasis Ltd.	1.5
Crompton Greaves Consumer Electricals Ltd.	1.4
Jubilant Foodworks Ltd.	1.4
IDFC First Bank Ltd.	1.3
Tata Global Beverages Ltd.	1.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments August 31, 2019	iShares® MSCI India ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.5%
InterGlobe Aviation Ltd.(a)	981,375	$23,232,369

Auto Components — 0.8%
Bharat Forge Ltd.	2,228,261	11,993,588
Bosch Ltd.	75,296	15,265,188
Motherson Sumi Systems Ltd.	10,077,020	13,829,751

		41,088,527

Automobiles — 5.9%
Bajaj Auto Ltd.	892,647	34,855,829
Eicher Motors Ltd.	142,233	32,384,387
Hero MotoCorp Ltd.	1,041,035	37,497,379
Mahindra & Mahindra Ltd.	7,934,554	58,758,424
Maruti Suzuki India Ltd.	1,124,664	96,448,709
Tata Motors Ltd.(b)	16,892,532	27,607,163

		287,551,891

Banks — 8.6%
Axis Bank Ltd.	20,253,560	188,304,289
ICICI Bank Ltd.	25,383,164	145,617,941
State Bank of India(b)	18,986,818	72,815,042
Yes Bank Ltd.	20,056,275	16,838,199

		423,575,471

Beverages — 0.6%
United Spirits Ltd.(b)	3,091,800	27,201,951

Chemicals — 2.8%
Asian Paints Ltd.	3,060,993	69,280,914
Pidilite Industries Ltd.	1,296,849	25,020,745
UPL Ltd.	5,688,951	44,869,478

		139,171,137

Construction & Engineering — 1.9%
Larsen & Toubro Ltd.	5,073,498	94,372,072

Construction Materials — 2.7%
Ambuja Cements Ltd.	6,336,592	17,956,228
Grasim Industries Ltd.	3,147,844	31,340,681
Shree Cement Ltd.	88,938	23,133,657
UltraTech Cement Ltd.	1,022,526	58,026,552

		130,457,118

Consumer Finance — 2.5%
Bajaj Finance Ltd.	1,844,413	86,076,481
Mahindra & Mahindra Financial Services Ltd.	3,219,973	14,427,481
Shriram Transport Finance Co. Ltd.	1,785,937	24,163,891

		124,667,853

Diversified Financial Services — 0.3%
REC Ltd.	7,352,753	14,853,266

Diversified Telecommunication Services — 0.3%
Bharti Infratel Ltd.	3,541,483	12,421,166

Electric Utilities — 1.3%
Power Grid Corp. of India Ltd.	19,477,561	54,689,647
Tata Power Co. Ltd. (The)	11,796,349	9,374,965

		64,064,612

Electrical Equipment — 0.5%
Havells India Ltd.	2,661,346	25,308,084

Food & Staples Retailing — 0.6%
Avenue Supermarts Ltd.(a)(b)	1,327,719	29,213,258

Security	Shares	Value

Food Products — 1.4%
Britannia Industries Ltd.	613,523	$23,212,190
Nestle India Ltd.	246,146	44,381,598

		67,593,788

Gas Utilities — 0.6%
GAIL India Ltd.	16,791,562	30,522,631

Household Products — 3.7%
Hindustan Unilever Ltd.	6,908,315	182,064,321

Independent Power and Renewable Electricity Producers — 0.9%
NTPC Ltd.	25,260,414	43,033,706

Insurance — 2.2%
Bajaj Finserv Ltd.	406,266	40,505,985
HDFC Life Insurance Co. Ltd.(a)	5,365,177	41,861,266
ICICI Lombard General Insurance Co. Ltd.(a)	1,450,115	25,542,900

		107,910,151

IT Services — 18.5%
HCL Technologies Ltd.	5,770,877	88,926,016
Infosys Ltd.	36,753,283	419,427,236
Tata Consultancy Services Ltd.	9,579,690	303,137,171
Tech Mahindra Ltd.	4,915,866	47,752,553
Wipro Ltd.	12,840,029	45,744,542

		904,987,518

Life Sciences Tools & Services — 0.4%
Divi’s Laboratories Ltd.	847,164	19,283,414

Machinery — 0.2%
Ashok Leyland Ltd.	12,490,475	11,273,481

Media — 0.6%
Zee Entertainment Enterprises Ltd.	5,619,332	29,360,680

Metals & Mining — 2.4%
Hindalco Industries Ltd.	12,421,266	32,084,900
JSW Steel Ltd.	8,999,475	27,405,186
Tata Steel Ltd.	3,714,683	17,942,011
Vedanta Ltd.	19,770,534	38,526,343

		115,958,440

Oil, Gas & Consumable Fuels — 14.8%
Bharat Petroleum Corp. Ltd.	6,922,521	34,439,318
Coal India Ltd.	13,111,002	33,921,613
Hindustan Petroleum Corp. Ltd.	6,483,765	23,621,489
Indian Oil Corp. Ltd.	20,028,314	34,344,670
Oil & Natural Gas Corp. Ltd.	26,764,130	45,426,777
Petronet LNG Ltd.	6,382,402	23,851,052
Reliance Industries Ltd.	30,343,716	530,555,566

		726,160,485

Personal Products — 1.9%
Dabur India Ltd.	5,636,589	35,426,267
Godrej Consumer Products Ltd.	3,805,593	32,453,396
Marico Ltd.	4,805,975	26,322,400

		94,202,063

Pharmaceuticals — 4.2%
Aurobindo Pharma Ltd.	2,804,661	23,593,598
Cipla Ltd.	3,685,508	24,384,249
Dr. Reddy’s Laboratories Ltd.	1,218,452	43,639,547
Glenmark Pharmaceuticals Ltd.	1,470,744	7,915,232
Lupin Ltd.	2,358,796	24,477,371
Piramal Enterprises Ltd.	951,839	27,064,579

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI India ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Sun Pharmaceutical Industries Ltd.	8,932,665	$56,342,433

		207,417,009

Road & Rail — 0.3%
Container Corp. of India Ltd.	2,203,631	15,686,106

Textiles, Apparel & Luxury Goods — 1.4%
Page Industries Ltd.	58,137	15,192,965
Titan Co. Ltd.	3,305,288	51,152,523

		66,345,488

Thrifts & Mortgage Finance — 11.5%
Housing Development Finance Corp. Ltd.	17,401,581	527,950,918
Indiabulls Housing Finance Ltd.	2,955,181	18,844,542
LIC Housing Finance Ltd.	3,167,279	18,868,613

		565,664,073

Tobacco — 2.6%
ITC Ltd.	36,511,770	125,604,682

Transportation Infrastructure — 0.7%
Adani Ports & Special Economic Zone Ltd.	6,608,823	33,845,836

Wireless Telecommunication Services — 2.3%
Bharti Airtel Ltd.	21,832,030	106,030,151
Vodafone Idea Ltd.(b)	76,416,257	5,725,267

		111,755,418

Total Common Stocks — 99.9% (Cost: $3,961,471,361)		4,895,848,065

Security	Par/ Shares		Value

Corporate Bonds & Notes

Food Products — 0.0%
Britannia Industries Ltd., 8.00%, 08/28/22	INR	18,679,230	$266,761

Total Corporate Bonds & Notes — 0.0% (Cost: $266,370)			266,761

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(c)(d)		38,584,000	38,584,000

Total Short-Term Investments — 0.8% (Cost: $38,584,000)			38,584,000

Total Investments in Securities — 100.7% (Cost: $4,000,321,731)			4,934,698,826

Other Assets, Less Liabilities — (0.7)%			(34,949,925)

Net Assets — 100.0%			$4,899,748,901

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	40,830,082	(2,246,082)	38,584,000	$38,584,000	$1,147,607	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini	59	09/20/19	$2,903	$43,306

10	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI India ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$43,306

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(980,759)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(51,414)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,826,232

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$4,895,848,065	$—	$—	$4,895,848,065
Corporate Bonds & Notes	—	266,761	—	266,761
Money Market Funds	38,584,000	—	—	38,584,000

	$4,934,432,065	$266,761	$—	$4,934,698,826

Derivative financial instruments(a)
Assets
Futures Contracts	$43,306	$—	$—	$43,306

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	11

Consolidated Schedule of Investments August 31, 2019	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.2%
Blue Dart Express Ltd.	14,742	$463,829

Airlines — 0.3%
SpiceJet Ltd.(a)	445,500	828,830

Auto Components — 4.7%
Apollo Tyres Ltd.	797,040	1,911,467
Balkrishna Industries Ltd.	239,760	2,499,588
Ceat Ltd.	56,214	714,252
Endurance Technologies Ltd.(b)	87,156	1,130,102
Exide Industries Ltd.	634,392	1,586,258
Mahindra CIE Automotive Ltd.(a)	281,232	607,894
Minda Industries Ltd.	194,238	916,549
Sundram Fasteners Ltd.	156,654	932,366
Suprajit Engineering Ltd.	101,736	235,436
Tube Investments of India Ltd.	220,644	1,044,086
WABCO India Ltd.	14,094	1,208,335

		12,786,333

Automobiles — 0.2%
Maharashtra Scooters Ltd.	8,638	462,804

Banks — 9.5%
AU Small Finance Bank Ltd.(b)	443,232	4,181,709
Canara Bank(a)	467,694	1,444,852
City Union Bank Ltd.	910,116	2,587,950
DCB Bank Ltd.	470,772	1,372,282
Federal Bank Ltd.	4,553,010	5,285,783
IDFC First Bank Ltd.(a)	5,922,882	3,612,247
Indian Bank(a)	298,728	836,267
Jammu & Kashmir Bank Ltd. (The)(a)	589,194	342,835
Karnataka Bank Ltd. (The)	426,708	448,474
Karur Vysya Bank Ltd. (The)	993,222	808,125
RBL Bank Ltd.(b)	925,830	4,242,294
South Indian Bank Ltd. (The)	2,828,194	431,710

		25,594,528

Beverages — 0.9%
Radico Khaitan Ltd.	163,944	709,431
Varun Beverages Ltd.	203,472	1,841,456

		2,550,887

Building Products — 1.9%
Astral Poly Technik Ltd.	148,230	2,733,560
Blue Star Ltd.	71,280	720,361
Cera Sanitaryware Ltd.	14,580	497,945
Kajaria Ceramics Ltd.	196,992	1,307,900

		5,259,766

Capital Markets — 3.7%
BSE Ltd.	38,556	287,115
Care Ratings Ltd.	66,744	502,864
CRISIL Ltd.	55,728	1,002,374
Edelweiss Financial Services Ltd.	1,415,070	2,187,778
ICICI Securities Ltd.(b)	199,908	602,041
IIFL Securities Ltd.(a)	344,560	525,688
IIFL Wealth Management Ltd.(a)	49,222	525,679
Indiabulls Ventures Ltd.	485,028	1,213,122
Indian Energy Exchange Ltd.(b)	453,762	855,321
JM Financial Ltd.	624,834	641,394
Motilal Oswal Financial Services Ltd.	108,378	873,915
Multi Commodity Exchange of India Ltd.	26,730	365,908

Security	Shares	Value

Capital Markets (continued)
Tata Investment Corp. Ltd.	37,584	$405,854

		9,989,053

Chemicals — 8.1%
Aarti Industries Ltd.	64,800	1,444,235
Akzo Nobel India Ltd.	28,188	679,244
Arti Surfactants Ltd.(a)	5,688	38,306
Atul Ltd.	45,036	2,237,215
BASF India Ltd.	32,238	475,980
Bayer CropScience Ltd./India	25,596	1,123,238
Chambal Fertilizers and Chemicals Ltd.	309,744	671,909
Coromandel International Ltd.	218,376	1,177,088
EID Parry India Ltd.	166,050	358,226
Finolex Industries Ltd.	104,004	733,486
GFL Ltd.(a)	80,514	50,626
Gujarat Alkalies & Chemicals Ltd.	53,298	289,264
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	116,478	293,203
Gulf Oil Lubricants India Ltd.	37,098	447,727
Himadri Speciality Chemical Ltd.	254,502	276,929
Inox Fluorochemicals Ltd.(a)	75,544	827,829
Linde India Ltd.	62,370	439,077
Monsanto India Ltd.	10,368	294,034
Phillips Carbon Black Ltd.	158,922	248,818
PI Industries Ltd.	171,072	2,734,469
Rain Industries Ltd.	251,748	285,214
Rallis India Ltd.	148,068	325,238
Sharda Cropchem Ltd.	67,068	259,133
SRF Ltd.	42,768	1,661,788
Supreme Industries Ltd.	118,098	1,828,177
Tata Chemicals Ltd.	190,674	1,560,212
Vinati Organics Ltd.	38,232	1,134,766

		21,895,431

Communications Equipment — 0.2%
Sterlite Technologies Ltd.	300,024	480,240

Construction & Engineering — 3.9%
Ashoka Buildcon Ltd.(a)	204,522	282,978
Dilip Buildcon Ltd.(b)	100,926	508,181
Engineers India Ltd.	473,364	680,141
Gayatri Projects Ltd.(a)	254,664	381,064
GE Power India Ltd.	49,734	534,724
GMR Infrastructure Ltd.(a)	4,500,522	948,540
IRB Infrastructure Developers Ltd.	437,238	467,195
Kalpataru Power Transmission Ltd.	114,048	710,569
KEC International Ltd.	191,484	656,716
NBCC India Ltd.	1,343,466	665,078
NCC Ltd./India	1,211,436	931,384
PNC Infratech Ltd.	190,512	476,764
Sadbhav Engineering Ltd.	260,820	497,661
Voltas Ltd.	307,638	2,757,250

		10,498,245

Construction Materials — 2.9%
Birla Corp. Ltd.	57,186	428,009
Century Textiles & Industries Ltd.	83,430	994,921
Dalmia Bharat Ltd.(a)	143,370	1,807,296
HeidelbergCement India Ltd.	168,966	465,317
India Cements Ltd. (The)	522,288	540,884
JK Cement Ltd.	57,510	828,895
JK Lakshmi Cement Ltd.	91,530	417,097
Prism Johnson Ltd.	367,254	456,191

12	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction Materials (continued)
Ramco Cements Ltd. (The)	175,770	$1,792,223

		7,730,833

Consumer Finance — 2.7%
Equitas Holdings Ltd./India(a)	509,004	799,423
Magma Fincorp Ltd.	399,816	365,060
Manappuram Finance Ltd.	663,228	1,103,871
Muthoot Finance Ltd.	297,594	2,530,950
Repco Home Finance Ltd.	95,256	412,733
Sundaram Finance Ltd.	82,620	1,753,292
Ujjivan Financial Services Ltd.	90,558	385,655

		7,350,984

Containers & Packaging — 0.2%
Essel Propack Ltd.	234,428	354,888
Time Technoplast Ltd.	344,574	293,147

		648,035

Diversified Financial Services — 1.6%
IDFC Ltd.(a)	2,378,322	1,180,710
IFCI Ltd.(a)	1,765,962	174,352
Power Finance Corp. Ltd.(a)	1,962,792	2,880,658
Reliance Capital Ltd.	304,884	149,010

		4,384,730

Diversified Telecommunication Services — 0.6%
Himachal Futuristic Communications Ltd.	1,589,220	418,406
Tata Communications Ltd.	212,058	1,278,005

		1,696,411

Electric Utilities — 2.4%
Adani Transmissions Ltd.(a)	850,014	2,787,253
CESC Ltd.	185,166	2,008,348
Reliance Infrastructure Ltd.	396,576	215,761
Torrent Power Ltd.	357,372	1,391,302

		6,402,664

Electrical Equipment — 2.1%
Amara Raja Batteries Ltd.	63,342	550,148
CG Power and Industrial Solutions Ltd.(a)	1,135,296	166,938
Finolex Cables Ltd.	213,354	1,097,134
GE T&D India Ltd.	186,462	393,122
Graphite India Ltd.	181,764	683,707
HEG Ltd.	29,484	391,902
KEI Industries Ltd.	119,718	788,815
Suzlon Energy Ltd.(a)	8,243,532	427,141
V-Guard Industries Ltd.	317,844	1,033,107

		5,532,014

Electronic Equipment, Instruments & Components — 0.4%
Redington India Ltd.	722,034	1,097,093

Entertainment — 1.0%
Chennai Super Kings Cricket Ltd., NVS(a)(c)	206,787	29
Inox Leisure Ltd.(a)	143,856	567,003
PVR Ltd.	94,122	2,014,513

		2,581,545

Food Products — 2.6%
Avanti Feeds Ltd.	101,736	453,062
Balrampur Chini Mills Ltd.	376,164	699,834
CCL Products India Ltd.	162,324	535,795
Future Consumer Ltd.(a)	1,427,868	556,890
Kaveri Seed Co. Ltd.	78,408	518,328
KRBL Ltd.	145,962	435,694
Tata Global Beverages Ltd.	921,294	3,593,185

Security	Shares	Value

Food Products (continued)
Venky’s India Ltd.	10,145	$202,822

		6,995,610

Gas Utilities — 2.6%
Gujarat Gas Ltd.	511,110	1,275,136
Gujarat State Petronet Ltd.	419,256	1,290,809
Indraprastha Gas Ltd.	650,106	3,055,814
Mahanagar Gas Ltd.	122,634	1,451,618

		7,073,377

Health Care Providers & Services — 3.3%
Apollo Hospitals Enterprise Ltd.	258,390	5,457,282
Dr Lal PathLabs Ltd.(b)	77,598	1,352,117
Fortis Healthcare Ltd.(a)	1,285,956	2,235,780

		9,045,179

Hotels, Restaurants & Leisure — 3.6%
Chalet Hotel Ltd.(a)	190,350	781,313
Cox & Kings Ltd.	269,600	16,801
EIH Ltd.	441,450	994,704
Indian Hotels Co. Ltd. (The)	1,473,066	2,867,432
Jubilant Foodworks Ltd.	224,856	3,744,687
Lemon Tree Hotels Ltd.(a)(b)	591,462	447,277
Thomas Cook India Ltd.	277,020	547,969
Westlife Development Ltd.(a)	115,344	452,363

		9,852,546

Household Durables — 3.3%
Bajaj Electricals Ltd.	76,626	421,184
Crompton Greaves Consumer Electricals Ltd.	1,165,104	3,760,900
IFB Industries Ltd.(a)	29,160	266,455
Johnson Controls-Hitachi Air Conditioning India Ltd.	20,574	465,503
LA Opala RG Ltd.	118,908	300,153
Symphony Ltd.	51,840	914,836
TTK Prestige Ltd.	10,368	833,106
Whirlpool of India Ltd.	94,284	2,043,134

		9,005,271

Household Products — 0.2%
Jyothy Labs Ltd.	271,998	542,034

Independent Power and Renewable Electricity Producers — 1.2%
Adani Power Ltd.(a)	2,387,556	1,952,642
JSW Energy Ltd.	1,018,656	952,215
PTC India Ltd.	566,754	448,038

		3,352,895

Industrial Conglomerates — 0.6%
Godrej Industries Ltd.	250,776	1,475,174

Insurance — 1.4%
Cholamandalam Financial Holdings Ltd.(a)	220,968	1,393,128
Max Financial Services Ltd.(a)	409,374	2,415,282

		3,808,410

Interactive Media & Services — 2.4%
Info Edge India Ltd.	188,892	5,361,298
Just Dial Ltd.(a)	110,322	1,100,400

		6,461,698

IT Services — 4.2%
eClerx Services Ltd.	58,482	368,709
Firstsource Solutions Ltd.	510,300	345,167
Hexaware Technologies Ltd.	369,198	2,001,164
Mindtree Ltd.	128,952	1,243,516
Mphasis Ltd.	288,198	3,938,292
NIIT Technologies Ltd.	72,940	1,527,646

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Persistent Systems Ltd.	121,338	$921,069
Sonata Software Ltd.	98,010	422,607
Vakrangee Ltd.	1,315,116	568,166

		11,336,336

Life Sciences Tools & Services — 0.7%
Dishman Carbogen Amcis Ltd.(a)	199,584	472,215
Syngene International Ltd.(b)	296,784	1,286,137

		1,758,352

Machinery — 3.2%
AIA Engineering Ltd	116,802	2,510,243
BEML Ltd.	31,266	346,210
Carborundum Universal Ltd.	140,130	554,574
Cochin Shipyard Ltd.(b)	97,200	469,342
Escorts Ltd.	171,396	1,224,609
Greaves Cotton Ltd.	183,546	311,147
Jain Irrigation Systems Ltd.	972,324	266,204
Lakshmi Machine Works Ltd.	8,100	420,209
Schaeffler India Ltd.	12,636	718,929
Thermax Ltd.	89,262	1,243,037
Timken India Ltd.	56,454	546,692

		8,611,196

Media — 0.4%
Dish TV India Ltd.	1,715,094	526,003
Jagran Prakashan Ltd.	218,700	194,635
TV18 Broadcast Ltd.(a)	1,363,878	389,638

		1,110,276

Metals & Mining — 1.4%
APL Apollo Tubes Ltd.	18,144	336,734
Jindal Saw Ltd.	348,948	339,138
Jindal Steel & Power Ltd.(a)	1,260,522	1,705,233
MOIL Ltd.	187,272	328,871
National Aluminium Co. Ltd.	1,399,518	816,300
Welspun Corp. Ltd.	202,500	343,420

		3,869,696

Multiline Retail — 0.4%
Shoppers Stop Ltd.	63,990	359,346
V-Mart Retail Ltd.	25,434	707,571

		1,066,917

Oil, Gas & Consumable Fuels — 1.1%
Aegis Logistics Ltd.	247,860	658,287
Chennai Petroleum Corp. Ltd.(a)	109,998	297,071
Great Eastern Shipping Co. Ltd. (The)	154,548	519,218
Oil India Ltd.	678,456	1,405,701

		2,880,277

Paper & Forest Products — 0.1%
Century Plyboards India Ltd.	161,514	306,709

Personal Products — 1.0%
Bajaj Consumer Care Ltd.(a)	159,408	565,459
Gillette India Ltd.	20,250	2,069,920

		2,635,379

Pharmaceuticals — 5.7%
Ajanta Pharma Ltd.	65,124	932,753
Alembic Pharmaceuticals Ltd.	139,968	975,949
AstraZeneca Pharma India Ltd.	15,552	409,591
Caplin Point Laboratories Ltd.	56,376	337,392
Eris Lifesciences Ltd.(a)(b)	106,596	566,960
FDC Ltd./India(a)	126,522	285,796

Security	Shares	Value

Pharmaceuticals (continued)
Granules India Ltd.	385,884	$488,789
Ipca Laboratories Ltd.	136,890	1,838,523
Jubilant Life Sciences Ltd.	222,264	1,367,060
Laurus Labs Ltd.(b)	97,362	448,241
Natco Pharma Ltd.	256,122	1,944,207
Pfizer Ltd.	34,020	1,393,697
Procter & Gamble Health Ltd.(a)	12,312	709,417
Sanofi India Ltd.	17,172	1,476,324
Shilpa Medicare Ltd.(a)	87,318	262,293
Strides Pharma Science Ltd.	136,080	726,541
Sun Pharma Advanced Research Co. Ltd.(a)	203,310	455,407
Suven Life Sciences Ltd.	138,186	502,565
Wockhardt Ltd.(a)	85,374	292,800

		15,414,305

Professional Services — 1.3%
L&T Technology Services Ltd.(b)	64,476	1,463,831
Quess Corp. Ltd.(a)(b)	136,080	905,294
TeamLease Service Ltd.(a)	31,752	1,207,339

		3,576,464

Real Estate Management & Development — 3.5%
Godrej Properties Ltd.(a)	170,424	2,149,527
Indiabulls Real Estate Ltd.(a)	629,208	597,861
NESCO Ltd.	51,192	378,272
Oberoi Realty Ltd.	168,966	1,343,896
Phoenix Mills Ltd. (The)	166,212	1,620,048
Prestige Estates Projects Ltd.	348,138	1,440,916
Sobha Ltd.	132,192	991,706
Sunteck Realty Ltd.	158,436	1,033,941

		9,556,167

Software — 0.7%
Birlasoft Ltd.(a)	418,038	386,089
KPIT Technologies Ltd.(a)	464,778	632,331
Tata Elxsi Ltd.	46,170	408,794
Zensar Technologies Ltd.	164,268	505,980

		1,933,194

Specialty Retail — 0.6%
Arvind Fashions Ltd.(a)	88,938	610,793
Future Lifestyle Fashions Ltd.	150,498	899,521
PC Jeweller Ltd.	475,146	222,244

		1,732,558

Technology Hardware, Storage & Peripherals — 0.0%
Ricoh India Ltd.(a)(c)	9,870	—

Textiles, Apparel & Luxury Goods — 3.5%
Aditya Birla Fashion and Retail Ltd.(a)	574,776	1,525,733
Arvind Ltd.	406,458	275,782
Bata India Ltd.	95,580	2,063,789
KPR Mill Ltd.	53,298	422,533
Rajesh Exports Ltd.	228,582	2,260,611
Raymond Ltd.	82,134	655,335
TCNS Clothing Co. Ltd.(a)(b)	56,538	537,569
Vardhman Textiles Ltd.	42,768	522,386
VIP Industries Ltd.	105,138	642,393
Welspun India Ltd.	935,550	658,354

		9,564,485

Thrifts & Mortgage Finance — 2.5%
Aavas Financiers Ltd.(a)	72,576	1,515,246
Can Fin Homes Ltd.	99,306	574,287
Dewan Housing Finance Corp. Ltd.(a)	443,070	295,659

14	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2019	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
GRUH Finance Ltd.	545,130	$1,970,354
IIFL Finance Ltd.	395,118	654,034
PNB Housing Finance Ltd.(b)	182,088	1,643,593

		6,653,173

Tobacco — 0.2%
Godfrey Phillips India Ltd.	38,718	555,605

Trading Companies & Distributors — 0.3%
Adani Enterprises Ltd.	409,050	786,794

Transportation Infrastructure — 0.3%
Gujarat Pipavav Port Ltd.	670,356	735,061

Total Common Stocks — 99.8% (Cost: $292,858,522)		269,929,393

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	310,000	310,000

Total Short-Term Investments — 0.1% (Cost: $310,000)		310,000

Total Investments in Securities — 99.9% (Cost: $293,168,522)		270,239,393

Other Assets, Less Liabilities — 0.1%		193,727

Net Assets — 100.0%		$270,433,120

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	—	310,000	310,000	$310,000	$8,115	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$268,011,862	$1,917,502	$29	$269,929,393
Money Market Funds	310,000	—	—	310,000

	$268,321,862	$1,917,502	$29	$270,239,393

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	15

Consolidated Statements of Assets and Liabilities

August 31, 2019

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$4,896,114,826	$269,929,393
Affiliated(b)	38,584,000	310,000
Cash	344,802	179,574
Foreign currency, at value(c)	2,140,158	55,777
Cash pledged:
Futures contracts	155,000	—
Receivables:
Variation margin on futures contracts	23,599	—
Dividends	5,105,702	125,464

Total assets	4,942,468,087	270,600,208

LIABILITIES
Deferred foreign capital gain tax	39,773,770	—
Payables:
Investments purchased	268,045	1,329
Investment advisory fees	2,677,371	165,759

Total liabilities	42,719,186	167,088

NET ASSETS	$4,899,748,901	$270,433,120

NET ASSETS CONSIST OF:
Paid-in capital	$4,569,170,883	$332,344,034
Accumulated earnings (loss)	330,578,018	(61,910,914)

NET ASSETS	$4,899,748,901	$270,433,120

Shares outstanding	151,300,000	8,100,000

Net asset value	$32.38	$33.39

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — Unaffiliated	$3,961,737,731	$292,858,522
(b) Investments, at cost — Affiliated	$38,584,000	$310,000
(c) Foreign currency, at cost	$2,136,640	$55,577

See notes to consolidated financial statements.

16	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Operations

Year Ended August 31, 2019

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$73,329,801	$2,708,052
Dividends — Affiliated	1,147,607	8,115

Total investment income	74,477,408	2,716,167

EXPENSES
Investment advisory fees	31,067,163	1,931,698
Mauritius income taxes	1,990,913	59,671

Total expenses	33,058,076	1,991,369

Net investment income	41,419,332	724,798

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(51,033,409)	(19,456,843)
Futures contracts	(980,759)	—
Foreign currency transactions	(1,978,106)	(329,634)

Net realized loss	(53,992,274)	(19,786,477)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(a)	(409,281,365)	(53,270,781)
Futures contracts	(51,414)	—
Foreign currency translations	50,626	16,144

Net change in unrealized appreciation (depreciation)	(409,282,153)	(53,254,637)

Net realized and unrealized loss	(463,274,427)	(73,041,114)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(421,855,095)	$(72,316,316)

(a) Net of deferred foreign capital gain tax of	$(32,248,070)	$(10,296)

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	17

Consolidated Statements of Changes in Net Assets

	iShares MSCI India ETF		iShares MSCI India Small-Cap ETF

	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$41,419,332	$37,959,625	$724,798	$(5,337)
Net realized loss	(53,992,274)	(47,736,260)	(19,786,477)	(5,942,280)
Net change in unrealized appreciation (depreciation)	(409,282,153)	248,886,635	(53,254,637)	(10,628,355)

Net increase (decrease) in net assets resulting from operations	(421,855,095)	239,110,000	(72,316,316)	(16,575,972)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income	(71,243,559)	(47,283,590)	(1,642,473)	(3,843,860)
Return of capital	(13,794,003)	—	—	(2,942,209)

Decrease in net assets resulting from distributions to shareholders	(85,037,562)	(47,283,590)	(1,642,473)	(6,786,069)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	324,521,530	(373,524,895)	62,127,507	99,712,128

NET ASSETS(b)
Total increase (decrease) in net assets	(182,371,127)	(181,698,485)	(11,831,282)	76,350,087
Beginning of year	5,082,120,028	5,263,818,513	282,264,402	205,914,315

End of year	$4,899,748,901	$5,082,120,028	$270,433,120	$282,264,402

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to consolidated financial statements.

18	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI India ETF

	Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16		Year Ended 08/31/15

Net asset value, beginning of year	$35.68		$34.20		$29.61		$28.12		$30.83

Net investment income(a)	0.29		0.25		0.26		0.22		0.45
Net realized and unrealized gain (loss)(b)	(3.00)		1.54		4.53		1.64		(2.92)

Net increase (decrease) from investment operations	(2.71)		1.79		4.79		1.86		(2.47)

Distributions(c)
From net investment income	(0.49)		(0.31)		(0.20)		(0.37)		(0.24)
Return of capital	(0.10)		—		—		—		—

Total distributions	(0.59)		(0.31)		(0.20)		(0.37)		(0.24)

Net asset value, end of year	$32.38		$35.68		$34.20		$29.61		$28.12

Total Return
Based on net asset value	(7.61)%		5.26%		16.27%		6.73%		(8.05)%

Ratios to Average Net Assets
Total expenses	0.69%		0.68%		0.68%		0.71%		0.68%

Net investment income	0.86%		0.72%		0.87%		0.79%		1.47%

Supplemental Data
Net assets, end of year (000)	$4,899,749		$5,082,120		$5,263,819		$4,112,252		$3,583,362

Portfolio turnover rate(d)	9	%(e)	10	%(e)	13	%(e)	25	%(e)	30	%(e)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(e) Portfolio turnover rate excluding cash creations was as follows:	6%		5%		5%		15%		22%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	19

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI India Small-Cap ETF

	Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16		Year Ended 08/31/15

Net asset value, beginning of year	$44.10		$46.27		$36.01		$32.24		$31.44

Net investment income(a)	0.10		(0.00	)(b)	0.09		0.07		0.21
Net realized and unrealized gain (loss)(c)	(10.60)		(1.06)		10.55		4.36		0.69

Net increase (decrease) from investment operations	(10.50)		(1.06)		10.64		4.43		0.90

Distributions(d)
From net investment income	(0.21)		(0.63)		(0.38)		(0.66)		(0.10)
Return of capital	—		(0.48)		—		—		—

Total distributions	(0.21)		(1.11)		(0.38)		(0.66)		(0.10)

Net asset value, end of year	$33.39		$44.10		$46.27		$36.01		$32.24

Total Return
Based on net asset value	(23.88)%		(2.36)%		29.97%		13.99%		2.87%

Ratios to Average Net Assets
Total expenses	0.76%		0.77%		0.75%		0.80%		0.74%

Net investment income	0.28%		(0.00	)%(e)	0.21%		0.23%		0.62%

Supplemental Data
Net assets, end of year (000)	$270,433		$282,264		$205,914		$64,825		$62,874

Portfolio turnover rate(f)	24	%(g)	49	%(g)	38	%(g)	53	%(g)	73	%(g)

(a) Based on average shares outstanding.
(b) Rounds to less than $0.01.

(c)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Rounds to less than 0.01%.
(f) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(g) Portfolio turnover rate excluding cash creations was as follows:	19%		31%		22%		25%		61%

See notes to consolidated financial statements.

20	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI India	Non-diversified
MSCI India Small-Cap	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for each Fund includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (each, a “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment- in-kind interest income, if any, are recognized daily on the accrual basis.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the consolidated statement of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities and the same covers the period of any exists.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, each Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the FSC, each Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against each Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by each Subsidiary and are disclosed in its consolidated statement of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	21

Notes to Consolidated Financial Statements  (continued)

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its consolidated schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

22	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

4.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the consolidated schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the consolidated statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares MSCI India ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $4 billion	0.6500%
Over $4 billion, up to and including $6 billion	0.6175
Over $6 billion, up to and including $8 billion	0.5867
Over $8 billion	0.5573

For its investment advisory services to the iShares MSCI India Small-Cap ETF, BFA is entitled to an annual investment advisory fee of 0.74%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the consolidated statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	23

Notes to Consolidated Financial Statements  (continued)

6.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI India	$738,544,798	$429,177,224
MSCI India Small-Cap	125,995,922	63,192,427

There were no in-kind transactions for the year ended August 31, 2019.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18

MSCI India
Ordinary income	$71,243,559	$47,283,590
Return of capital	13,794,003	—

	$85,037,562	$47,283,590

MSCI India Small-Cap
Ordinary income	$1,642,473	$3,843,860
Return of capital	—	2,942,209

	$1,642,473	$6,786,069

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Losses	(c)	Total
MSCI India	$—	$(342,383,502)	$674,219,577		$(1,258,057)		$330,578,018
MSCI India Small-Cap	511,400	(24,706,178)	(37,716,136)		—		(61,910,914)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

(c)	The Funds elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI India	$4,220,698,524	$1,193,018,769	$(479,018,467)	$714,000,302
MSCI India Small-Cap	307,955,811	30,956,504	(68,672,922)	(37,716,418)

24	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s consolidated schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its consolidated statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount

MSCI India
Shares sold	13,250,000	$463,520,113	4,150,000	$154,495,054
Shares redeemed	(4,400,000)	(138,998,583)	(15,600,000)	(528,019,949)

Net increase (decrease)	8,850,000	$324,521,530	(11,450,000)	$(373,524,895)

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	25

Notes to Consolidated Financial Statements  (continued)

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount

MSCI India Small-Cap
Shares sold	2,000,000	$74,141,311	3,000,000	$149,328,288
Shares redeemed	(300,000)	(12,013,804)	(1,050,000)	(49,616,160)

Net increase	1,700,000	$62,127,507	1,950,000	$99,712,128

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the consolidated statement of assets and liabilities, consolidated statement of changes in net assets and notes to the consolidated financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the consolidated statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income	Return of capital
MSCI India	$47,283,590	$—
MSCI India Small-Cap	3,843,860	2,942,209

Undistributed (distributions in excess of) net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
MSCI India	$28,262,202
MSCI India Small-Cap	(785,842)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

26	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI India ETF and iShares MSCI India Small-Cap ETF

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of iShares MSCI India ETF and iShares MSCI India Small-Cap ETF and their subsidiaries (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related consolidated statements of operations for the year ended August 31, 2019, the consolidated statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	27

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income

MSCI India	$71,949,797
MSCI India Small-Cap	4,720,565

For the fiscal year ended August 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI India	$72,077,011	$1,990,913
MSCI India Small-Cap	4,756,075	59,671

28	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI India ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate and that the Board would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI India Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its

30	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

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Board Review and Approval of Investment Advisory Contract  (continued)

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

32	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI India(a)	$0.354200	$—	$0.230815	$0.585015	61%	—%	39%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

S U P P L E M E N T A L I N F O R M A T I O N	33

Supplemental Information  (unaudited) (continued)

iShares MSCI India ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	10	0.72
Greater than 1.0% and Less than 1.5%	63	4.56
Greater than 0.5% and Less than 1.0%	213	15.42
Greater than 0.0% and Less than 0.5%	538	38.94
At NAV	27	1.95
Less than 0.0% and Greater than –0.5%	369	26.71
Less than –0.5% and Greater than –1.0%	112	8.10
Less than –1.0% and Greater than –1.5%	30	2.17
Less than –1.5% and Greater than –2.0%	6	0.43
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07

	1,382	100.00%

iShares MSCI India Small-Cap ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.22%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	5	0.36
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	7	0.51
Greater than 2.0% and Less than 2.5%	20	1.45
Greater than 1.5% and Less than 2.0%	47	3.40
Greater than 1.0% and Less than 1.5%	86	6.22
Greater than 0.5% and Less than 1.0%	284	20.55
Greater than 0.0% and Less than 0.5%	360	26.05
At NAV	18	1.30
Less than 0.0% and Greater than –0.5%	273	19.75
Less than –0.5% and Greater than –1.0%	176	12.74
Less than –1.0% and Greater than –1.5%	67	4.85
Less than –1.5% and Greater than –2.0%	16	1.16
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –4.0% and Greater than –4.5%	1	0.07

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI India ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

34	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited) (continued)

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI India ETF in respect of the Company’s financial year ending December 31, 2018 was USD 503.39 thousand. This figure is comprised of fixed remuneration of USD 217.54 thousand and variable remuneration of USD 285.85 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI India ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 69.88 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 9.17 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	35

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company

(2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

36	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers (a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
(a)	Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	37

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

38	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

NVS	Non-Voting Shares

Currency Abbreviations

INR	Indian Rupee

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	39

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-809-0819

AUGUST 31, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares Currency Hedged MSCI Australia ETF | HAUD | NYSE Arca

▶	iShares Currency Hedged MSCI Canada ETF | HEWC | NYSE Arca

▶	iShares Currency Hedged MSCI Japan ETF | HEWJ | NYSE Arca

▶	iShares Currency Hedged MSCI Mexico ETF | HEWW | NYSE Arca

▶	iShares Currency Hedged MSCI South Korea ETF | HEWY | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of August 31, 2019	iShares® Currency Hedged MSCI Australia ETF

Investment Objective

The iShares Currency Hedged MSCI Australia ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Australian equities while mitigating exposure to fluctuations between the value of the Australian dollar and the U.S. dollar, as represented by the MSCI Australia 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Australia ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	10.12%	8.46%	10.12%	40.36%
Fund Market	9.53	8.33	9.53	39.69
Index	10.65	8.75	10.65	41.86

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,100.50	$ 0.16		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® Currency Hedged MSCI Australia ETF

Portfolio Management Commentary

Australian equities advanced modestly for the reporting period, amid slowing economic growth, which reached its lowest level in a decade. Contracting manufacturing production led to lower business inventories as economic expansion moderated. On the consumer side, slowing household consumption and lower retail sales also limited growth. Nevertheless, equity market returns were helped by rising prices of Australia’s top export, iron ore, along with government stimulus measures such as tax cuts, infrastructure spending, and lower interest rates.

The materials sector was the leading contributor to the Index’s return in U.S. dollar terms. Metals and mining stocks rose alongside iron ore prices, which were driven higher by a global production disruption following dam collapses in Brazil. A cyclone in Australia also reduced production of iron ore, exacerbating the global shortage, while Chinese stockpiles of the steelmaking metal declined to their lowest level in two years. Advancing gold prices similarly supported Australian gold mining stocks.

The industrials and real estate sectors contributed modestly to the Index’s return. Transportation stocks buoyed the industrial sector’s performance, benefiting from lower borrowing costs, gains from expansion, and increasing traffic on private toll roads. The real estate sector advanced amid strong demand for industrial and office space, which bolstered real estate investment trusts (“REITs”). REITs also benefited from attractive dividend yields as compared to Australian bonds, whose yields dipped to their lowest level in three years.

On the downside, the energy and financials sectors detracted from the Index’s return in U.S. dollar terms. The energy sector struggled amid lower oil and natural gas prices and weaker production volumes due to unexpected maintenance. Declines in diversified financial services companies drove performance in the financials sector, as higher costs related to regulatory misconduct led to losses. Lower interest rates also weighed on the industry’s profits.

In terms of currency performance during the reporting period, the Australian dollar depreciated by approximately 6% relative to the U.S. dollar. The Australian dollar is highly sensitive to commodities exports, and slowing economic growth along with trade tensions resulted in slowing demand from China, Australia’s main trading partner.

The Australian dollar’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Australian dollar’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Australian equities measured in Australian dollars.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	37.8%
Materials	16.5
Health Care	10.2
Real Estate	8.0
Industrials	6.3
Consumer Staples	5.8
Consumer Discretionary	5.7
Energy	5.5
Utilities	2.0
Communication Services	1.7
Information Technology	0.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Commonwealth Bank of Australia	9.9%
CSL Ltd.	7.7
BHP Group Ltd.	7.6
Westpac Banking Corp.	6.9
National Australia Bank Ltd.	5.4
Australia & New Zealand Banking Group Ltd.	5.4
Woolworths Group Ltd.	3.4
Wesfarmers Ltd.	3.1
Macquarie Group Ltd.	2.8
Transurban Group	2.8

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of August 31, 2019	iShares® Currency Hedged MSCI Canada ETF

Investment Objective

The iShares Currency Hedged MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Canadian equities while mitigating exposure to fluctuations between the value of the Canadian dollar and the U.S. dollar, as represented by the MSCI Canada 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Canada ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	3.84%	5.82%	3.84%	26.62%
Fund Market	3.51	5.75	3.51	26.31
Index	4.13	6.09	4.13	27.93

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,038.20	$ 0.15		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® Currency Hedged MSCI Canada ETF

Portfolio Management Commentary

Canadian stocks rose slightly for the reporting period, a volatile time for equities. The country’s economic growth rate slowed in 2018 but remained positive, reflecting lower consumer spending, which drove approximately 58% of economic growth in 2018. The manufacturing sector’s growth rate also slowed, contracting outright for several months in 2019. Energy prices declined, reducing the appeal of energy sector investments, an important component of Canada’s economy. Economic growth ultimately improved by the second quarter of 2019, driven by a sharp increase in export activity. The labor market remained healthy, and inflation held steady at 2% at the end of the reporting period, meeting the Bank of Canada’s target.

The information technology sector contributed the most to the Index’s return in U.S. dollar terms. Information technology services stocks were the leading source of strength, benefiting as a growing number of companies used their services to facilitate a move toward online business and order fulfillment. The materials sector was also a notable contributor, as earnings for metals and mining companies increased along with prices for gold and other precious metals.

On the downside, the energy sector detracted the most from the Index’s performance in U.S. dollar terms. Oil and gas exploration and production stocks weakened as oil prices declined. The sector was also pressured after the government of a major oil-producing province curtailed production to address oversupply. Limited pipeline capacity and the mandated production cuts resulted in a significant reduction in capital spending and hiring among Canada’s oil and gas companies. The financials sector was another source of weakness, as lower interest rates reduced banks’ net interest margins, the difference between what banks charge for lending and what they earn on deposits.

In terms of currency performance during the reporting period, the Canadian dollar depreciated by approximately 2% relative to the U.S. dollar. Oil exports are a key component of the Canadian economy, and lower oil prices and a slowing global economy weighed on the Canadian dollar.

The Canadian dollar’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Canadian dollar’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Canadian equities measured in Canadian dollars.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	38.1%
Energy	18.3
Materials	10.9
Industrials	9.4
Information Technology	6.4
Consumer Staples	4.8
Consumer Discretionary	4.6
Communication Services	3.1
Utilities	2.7
Health Care	1.0
Real Estate	0.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Royal Bank of Canada	7.8%
Toronto-Dominion Bank (The)	7.2
Enbridge Inc.	4.6
Bank of Nova Scotia (The)	4.5
Canadian National Railway Co.	4.4
Suncor Energy Inc.	3.4
TC Energy Corp.	3.3
Bank of Montreal	3.2
Brookfield Asset Management Inc., Class A	3.1
Canadian Pacific Railway Ltd.	2.5

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of August 31, 2019	iShares® Currency Hedged MSCI Japan ETF

Investment Objective

The iShares Currency Hedged MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities while mitigating exposure to fluctuations between the value of the Japanese yen and the U.S. dollar, as represented by the MSCI Japan 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Japan ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(8.06)%	5.35%	6.06%	(8.06)%	29.77%	38.91%
Fund Market	(8.00)	5.36	6.07	(8.00)	29.81	38.96
Index	(7.71)	5.79	6.11	(7.71)	32.49	39.24

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 964.80	$ 0.00		$ 1,000.00	$ 1,025.20	$ 0.00		0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® Currency Hedged MSCI Japan ETF

Portfolio Management Commentary

Stocks in Japan declined during the reporting period amid slowing global economic growth and escalating trade tensions. Japan’s economy, which relies heavily on exports, was negatively affected by reduced trade as a result of the U.S.-China trade dispute, which led to disruptions in Asian supply chains. Government-imposed restrictions on certain exports to South Korea following a diplomatic dispute also added to uncertainty surrounding trade. Nevertheless, the domestic economy posted steady gains and unemployment declined to its lowest level in over 26 years.

The financials sector was the leading detractor from the Index’s return in U.S. dollar terms. Large multinationals and smaller regional banks struggled amid historically low interest rates, which pressured lending margins. Rising bad-loan provisions and lower demand for services from the country’s aging and shrinking population further constrained the banking industry’s returns.

The consumer discretionary sector was also a meaningful detractor. Trade disruptions were particularly damaging to automobile and auto component manufacturers, the main drivers of the sector’s return. Automobile manufacturers weakened amid multiple months of declining car exports and lower global car sales, particularly in China, Japan’s largest trading partner. Similarly, weaker demand for car parts from China constrained returns of auto parts and component companies.

The industrials and materials sectors were also notable detractors in U.S. dollar terms. Capital goods companies sharply reduced production output as industrial machinery orders decreased. Demand from China for factory automation equipment was particularly weak due to the negative effects of trade tensions. The materials sector performance was driven primarily by chemicals companies, whose stocks declined due to sharply lower prices and slowing growth in demand for basic chemicals from China. Steel producers detracted modestly, as lower demand for steel in Asia pressured the industry and iron ore prices rose in response to global production disruptions.

In terms of currency performance during the reporting period, the Japanese yen appreciated by approximately 4% relative to the U.S. dollar. While the Japanese economy was negatively affected by regional trade tensions, the currency tends to benefit in periods of instability, and investor demand drove the Japanese yen higher.

The Japanese yen’s positive performance meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the Japanese yen’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Japanese equities measured in Japanese yen.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Industrials	20.7%
Consumer Discretionary	18.7
Information Technology	11.2
Financials	10.5
Health Care	9.3
Communication Services	9.0
Consumer Staples	8.3
Materials	5.3
Real Estate	4.4
Utilities	1.8
Energy	0.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Toyota Motor Corp.	4.6%
SoftBank Group Corp.	2.3
Sony Corp.	2.2
Mitsubishi UFJ Financial Group Inc.	1.8
Keyence Corp.	1.7
Takeda Pharmaceutical Co. Ltd.	1.5
KDDI Corp.	1.4
Sumitomo Mitsui Financial Group Inc.	1.3
Nintendo Co. Ltd.	1.3
Honda Motor Co. Ltd.	1.2

(a)	Excludes money market funds.

FUND SUMMARY	9

Fund Summary as of August 31, 2019	iShares® Currency Hedged MSCI Mexico ETF

Investment Objective

The iShares Currency Hedged MSCI Mexico ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization Mexican equities while mitigating exposure to fluctuations between the value of the Mexican peso and the U.S. dollar, as represented by the MSCI Mexico IMI 25/50 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Mexico ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(15.02)%	(3.52)%	(15.02)%	(13.89)%
Fund Market	(14.78)	(3.56)	(14.78)	(14.05)
Index	(14.86)	(3.37)	(14.86)	(13.30)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 981.50	$ 0.15		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® Currency Hedged MSCI Mexico ETF

Portfolio Management Commentary

Mexican stocks declined sharply for the reporting period amid trade disruptions and policy shifts from a new governing party. Renegotiation of the North American Free Trade Agreement added uncertainty to the business environment, and the successor pact negotiated between Mexico, Canada, and the U.S. faced opposition in the U.S. Congress. A threat from the U.S. to unilaterally impose escalating tariffs on all Mexican goods further weighed on stocks, although the U.S. dropped the plan following concessions from Mexico. The new government, less market-oriented than previous administrations, proposed new policies that pressured stocks, including the cancellation of a major airport project.

The materials sector was the largest detractor from the Index’s return in U.S. dollar terms, driven by declines in the construction materials industry. Slowing global growth reduced demand for construction materials, and a spike in the price of a key input to cement manufacturing constrained profit margins in the industry. Sales to countries other than the U.S. were particularly impacted by a deterioration in industrial activity and global trade tensions. The communication services sector was another significant detractor, driven by declines from cable and satellite providers. Sharply lower advertising revenues weighed on profits, caused in part by the new government’s reduced advertising purchases in keeping with its pledge to rein in spending. The slowing Mexican economy was another factor, and advertising spending from the private sector was also down.

The financials and industrials sectors also detracted meaningfully from the Index’s performance in U.S. dollar terms. Bank stocks struggled amid weakening domestic economic conditions, increased competition from financial technology companies, and a move by the government to eliminate certain corporate tax exemptions. Within the industrials sector, industrial conglomerates came under pressure amid lower demand from the auto industry and higher financing costs.

In terms of currency performance during the reporting period, the Mexican peso depreciated by approximately 4% against the U.S. dollar. Relatively higher economic growth in the U.S. economy, uncertainty surrounding trade with the U.S., and lower ratings on Mexico’s sovereign debt pressured the Mexican peso.

The Mexican peso’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Mexican peso’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Mexican equities measured in Mexican pesos.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Consumer Staples	30.4%
Communication Services	20.0
Financials	16.2
Materials	11.5
Industrials	10.9
Real Estate	6.7
Consumer Discretionary	2.1
Utilities	1.6
Health Care	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
America Movil SAB de CV, Series L	15.4%
Fomento Economico Mexicano SAB de CV	10.9
Wal-Mart de Mexico SAB de CV	9.0
Grupo Financiero Banorte SAB de CV, Class O	8.3
Grupo Mexico SAB de CV, Series B	4.4
Cemex SAB de CV	3.8
Fibra Uno Administracion SA de CV	2.9
Grupo Televisa SAB	2.9
Grupo Aeroportuario del Pacifico SAB de CV, Series B	2.4
Kimberly-Clark de Mexico SAB de CV, Class A	2.2

FUND SUMMARY	11

Fund Summary as of August 31, 2019	iShares® Currency Hedged MSCI South Korea ETF

Investment Objective

The iShares Currency Hedged MSCI South Korea ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization South Korean equities while mitigating exposure to fluctuations between the value of the South Korean won and the U.S. dollar, as represented by the MSCI Korea 25/50 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI South Korea ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(11.65)%	3.73%	(11.65)%	16.54%
Fund Market	(10.54)	3.78	(10.54)	16.74
Index	(11.03)	4.24	(11.03)	18.92

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 915.70	$ 0.00		$ 1,000.00	$ 1,025.20	$ 0.00		0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® Currency Hedged MSCI South Korea ETF

Portfolio Management Commentary

South Korean stocks declined sharply for the reporting period, as trade disputes weighed on the export-reliant economy, which posted its slowest first-half growth since the 2008 financial crisis. Tensions between China and the U.S., South Korea’s two largest trading partners, and Japanese export restrictions weighed on returns. Exports slowed, and disappointing corporate earnings further pressured equities, while slow hiring and rising household debt constrained consumer spending.

South Korea’s information technology sector detracted the most from the Index’s return in U.S. dollar terms, due to trade tensions, concerns about a global slowdown, and uncertainties about semiconductor demand. The country is a major global supplier of electronics and semiconductors, particularly memory chips, and Japan’s restrictions on exports of key chipmaking components created supply chain disruptions. Meanwhile, the trade dispute with the U.S. led to slower growth in China, the export destination for nearly two-thirds of South Korea’s semiconductors.

South Korean healthcare stocks detracted from the Index’s performance, as increased competition and rising costs of bringing drugs to market weighed on the pharmaceuticals, biotechnology, and life sciences industry. Multiple failed clinical trials and lost drug licenses also drove declines.

Amid growth- and trade-related concerns, the financials sector weighed on the Index’s return, as bank stocks declined despite strong earnings. The Bank of Korea’s unexpected interest rate cut and accommodative stance helped weaken the South Korean won amid foreign outflows from the sector.

The materials and industrials sectors also weighed on the Index’s performance in U.S. dollar terms. Within materials, metals and mining stocks detracted from the Index’s performance due to slowing steel demand and higher raw material costs, while exports slowed in the chemicals industry. Industrial conglomerates also declined amid decreased profits and trade-related uncertainties.

In terms of currency performance during the reporting period, the South Korean won depreciated by approximately 8% against the U.S. dollar. Slowing economic growth in South Korea, along with the twin trade disputes — between the U.S. and China and between South Korea and Japan — pressured the South Korean won.

The South Korean won’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the South Korean won’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of South Korean equities measured in South Korean won.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	32.8%
Consumer Discretionary	13.1
Financials	12.9
Industrials	10.8
Materials	7.6
Communication Services	7.4
Consumer Staples	6.6
Health Care	5.1
Energy	2.5
Utilities	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Samsung Electronics Co. Ltd.	22.2%
SK Hynix Inc.	6.0
NAVER Corp.	2.9
Hyundai Motor Co.	2.8
Shinhan Financial Group Co. Ltd.	2.6
Hyundai Mobis Co. Ltd.	2.4
POSCO	2.3
KB Financial Group Inc.	2.2
LG Chem Ltd.	2.2
Celltrion Inc.	2.0

(a)	Excludes money market funds.

FUND SUMMARY	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® Currency Hedged MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Investment Companies

Exchange-Traded Funds — 99.8%
iShares MSCI Australia ETF(a)(b)	60,489	$1,311,402

Total Investment Companies — 99.8% (Cost: $1,233,962)		1,311,402

Short-Term Investments

Money Market Funds — 39.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(a)(c)(d)	516,749	517,007

Total Short-Term Investments — 39.4% (Cost: $517,007)		517,007

Total Investments in Securities — 139.2% (Cost: $1,750,969)		1,828,409

Other Assets, Less Liabilities — (39.2)%		(515,027)

Net Assets — 100.0%		$1,313,382

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased		Shares Sold		Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	241,752	274,997	(b)	—		516,749	$517,007	$1,052	(c)	$187	$(23)
BlackRock Cash Funds: Treasury, SL Agency Shares	705	—		(705	)(b)	—	—	26		—	—
iShares MSCI Australia ETF	55,268	11,912		(6,691)		60,489	1,311,402	67,088		(10,160)	(30,440)

							$1,828,409	$68,166		$(9,973)	$(30,463)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,344,589	AUD	1,951,000	MS	09/04/19	$30,688
USD	1,310,213	AUD	1,941,000	MS	10/02/19	1,902

						32,590

AUD	1,951,000	USD	1,316,013	MS	09/04/19	(2,112)
AUD	35,000	USD	23,603	MS	10/02/19	(12)
USD	12,786	AUD	19,000	MS	10/02/19	(20)

						(2,144)

	Net unrealized appreciation					$30,446

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Australia ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$32,590

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$2,144

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$96,318

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(4,877)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,233,335
Average amounts sold — in USD	$3,484,297

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$32,590	$2,144

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$32,590	$2,144
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$32,590	$2,144

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Assets	(b)
Morgan Stanley & Co. International PLC	$32,590	$(2,144)		$30,446

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC	$2,144	$(2,144)		$—

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Australia ETF

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$1,311,402	$—	$—	$1,311,402
Money Market Funds	517,007	—	—	517,007

	$1,828,409	$—	$—	$1,828,409

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$32,590	$—	$32,590
Liabilities
Forward Foreign Currency Exchange Contracts	—	(2,144)	—	(2,144)

	$—	$30,446	$—	$30,446

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments August 31, 2019	iShares® Currency Hedged MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.8%
iShares MSCI Canada ETF(a)(b)	1,354,924	$38,195,307

Total Investment Companies — 99.8% (Cost: $37,829,578)		38,195,307

Short-Term Investments

Money Market Funds — 20.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(a)(c)(d)	7,183,927	7,187,519
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(a)(c)	480,000	480,000

		7,667,519

Total Short-Term Investments — 20.0% (Cost: $7,667,531)		7,667,519

Total Investments in Securities — 119.8% (Cost: $45,497,109)		45,862,826

Other Assets, Less Liabilities — (19.8)%		(7,573,201)

Net Assets — 100.0%		$38,289,625

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased		Shares Sold	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares.	2,342,477	4,841,450	(b)	—	7,183,927	$7,187,519	$9,546	(c)	$1,829	$(12)
BlackRock Cash Funds: Treasury, SL Agency Shares	2,881	477,119	(b)	—	480,000	480,000	887		—	—
iShares MSCI Canada ETF	184,171	1,873,887		(703,134)	1,354,924	38,195,307	795,141		(435,797)	296,151

						$45,862,826	$805,574		$(433,968)	$296,139

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	38,444,150	CAD	50,622,000	MS	09/04/19	$421,907
USD	38,427,437	CAD	51,032,000	MS	10/02/19	79,763

						501,670

CAD	50,622,000	USD	38,102,128	MS	09/04/19	(79,885)
CAD	349,000	USD	262,774	MS	10/02/19	(520)

						(80,405)

	Net unrealized appreciation					$421,265

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Canada ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$501,670

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$80,405

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$946,718

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$424,376

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$32,483,146
Average amounts sold — in USD	$63,920,154

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$501,670	$80,405

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$501,670	$80,405
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$501,670	$80,405

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Cash Collateral Received	(b)	Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC	$501,670	$(80,405)		$(421,265)		$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Cash Collateral Pledged		Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC	$80,405	$(80,405)		$—		$—

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Canada ETF

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$38,195,307	$—	$—	$38,195,307
Money Market Funds	7,667,519	—	—	7,667,519

	$45,862,826	$—	$—	$45,862,826

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$501,670	$—	$501,670
Liabilities
Forward Foreign Currency Exchange Contracts	—	(80,405)	—	(80,405)

	$—	$421,265	$—	$421,265

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® Currency Hedged MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.9%
iShares MSCI Japan ETF(a)	6,100,458	$328,936,695

Total Investment Companies — 99.9% (Cost: $366,208,499)		328,936,695

Total Investments in Securities — 99.9% (Cost: $366,208,499)		328,936,695

Other Assets, Less Liabilities — 0.1%		201,453

Net Assets — 100.0%		$329,138,148

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased	Shares Sold		Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,023,195	—	(1,023,195)	(b)	—	$—	$7,210	$—		$—
iShares MSCI Japan ETF	17,310,986	9,513,118	(20,723,646)		6,100,458	328,936,695	10,255,324	(19,123,471)		(71,302,800)

						$328,936,695	$10,262,534	$(19,123,471)		$(71,302,800)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	1,097,746,000	USD	10,280,943	ANZ	09/04/19	$52,243
JPY	33,496,247,800	USD	315,163,883	HSBC	09/04/19	139,433
JPY	3,978,649,200	USD	37,445,560	MS	09/04/19	5,837
JPY	819,585,000	USD	7,566,919	SSB	09/04/19	147,912
JPY	316,979,000	USD	2,926,731	TDB	09/04/19	57,022
USD	3,400,346	JPY	358,345,000	SSB	09/04/19	27,210
USD	48,947	JPY	5,182,000	TDB	09/04/19	168
JPY	618,020,000	USD	5,828,777	TDB	10/02/19	887

						430,712

JPY	13,570,000	USD	128,535	CITI	09/04/19	(799)
JPY	1,546,945,000	USD	14,615,804	HSBC	09/04/19	(54,266)
JPY	9,453,000	USD	89,202	MS	09/04/19	(220)
JPY	1,057,036,000	USD	9,966,118	SSB	09/04/19	(16,139)
USD	10,537,554	JPY	1,141,151,000	CITI	09/04/19	(204,207)
USD	320,309,828	JPY	34,698,202,800	JPM	09/04/19	(6,307,603)
USD	53,982,610	JPY	5,832,967,200	MS	09/04/19	(923,657)
USD	2,825,410	JPY	300,363,000	SSB	09/04/19	(1,935)
JPY	2,449,470,000	USD	23,126,796	JPM	10/02/19	(21,416)
USD	315,834,886	JPY	33,496,247,800	HSBC	10/02/19	(128,786)
USD	37,523,884	JPY	3,978,649,200	MS	10/02/19	(5,949)

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Japan ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,120,606	JPY	437,363,000	SSB	10/02/19	$(4,955)

						(7,669,932)

	Net unrealized depreciation					$(7,239,220)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$430,712

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$7,669,932

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$7,847,974

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(9,579,018)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$908,534,601
Average amounts sold — in USD	$1,611,999,161

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$430,712	$7,669,932

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$430,712	$7,669,932
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$430,712	$7,669,932

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Japan ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Australia and New Zealand Bank Group	$52,243	$—	$—	$52,243
HSBC Bank PLC	139,433	(139,433)	—	—
Morgan Stanley & Co. International PLC	5,837	(5,837)	—	—
State Street Bank and Trust Co.	175,122	(23,029)	—	152,093
Toronto Dominion Bank	58,077	—	—	58,077

	$430,712	$(168,299)	$—	$262,413

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(c)(e)
Citibank N.A.	$205,006	$—	$—	$205,006
HSBC Bank PLC	183,052	(139,433)	—	43,619
JPMorgan Chase Bank N.A.	6,329,019	—	—	6,329,019
Morgan Stanley & Co. International PLC	929,826	(5,837)	(630,000)	293,989
State Street Bank and Trust Co.	23,029	(23,029)	—	—

	$7,669,932	$(168,299)	$(630,000)	$6,871,633

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$328,936,695	$—	$—	$328,936,695

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$430,712	$—	$430,712
Liabilities
Forward Foreign Currency Exchange Contracts	—	(7,669,932)	—	(7,669,932)

	$—	$(7,239,220)	$—	$(7,239,220)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	23

Schedule of Investments August 31, 2019	iShares® Currency Hedged MSCI Mexico ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.5%
iShares MSCI Mexico ETF(a)(b)	19,457	$807,660

Total Investment Companies — 100.5% (Cost: $895,506)		807,660

Short-Term Investments

Money Market Funds — 45.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(a)(c)(d)	361,871	362,052

Total Short-Term Investments — 45.0% (Cost: $362,088)		362,052

Total Investments in Securities — 145.5% (Cost: $1,257,594)		1,169,712

Other Assets, Less Liabilities — (45.5)%		(365,773)

Net Assets — 100.0%		$803,939

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased		Shares Sold		Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss	)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	361,871	(b)	—		361,871	$362,052	$3,316	(c)	$69		$(36)
BlackRock Cash Funds: Treasury, SL Agency Shares	545	—		(545)	(b)	—	—	27		—		—
iShares MSCI Mexico ETF	19,342	24,277		(24,162)		19,457	807,660	24,146		68,162		(137,123)

							$1,169,712	$27,489		$68,231		$(137,159)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	14,872,000	USD	738,912	MS	09/04/19	$3,149
USD	819,380	MXN	15,692,000	MS	09/04/19	36,405

						39,554

MXN	820,000	USD	42,971	MS	09/04/19	(2,056)
USD	789,837	MXN	15,974,000	MS	10/02/19	(3,331)

						(5,387)

	Net unrealized appreciation					$34,167

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Mexico ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$39,554

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$5,387

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$(68,116)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$12,286

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,443,432
Average amounts sold — in USD	$2,311,974

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$39,554	$5,387

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$39,554	$5,387
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$39,554	$5,387

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Net Amount of Derivative Assets(b)

Morgan Stanley & Co. International PLC	$39,554	$(5,387)	$34,167

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Net Amount of Derivative Liabilities

Morgan Stanley & Co. International PLC	$ 5,387	$(5,387)	$ —

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Mexico ETF

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$807,660	$—	$—	$807,660
Money Market Funds	362,052	—	—	362,052

	$1,169,712	$—	$—	$1,169,712

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$39,554	$—	$39,554
Liabilities
Forward Foreign Currency Exchange Contracts	—	(5,387)	—	(5,387)

	$—	$34,167	$—	$34,167

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® Currency Hedged MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.1%
iShares MSCI South Korea ETF(a)	45,214	$2,408,098

Total Investment Companies — 100.1% (Cost: $3,058,891)		2,408,098

Short-Term Investments

Money Market Funds — 1.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(a)(b)	33,000	33,000

Total Short-Term Investments — 1.4% (Cost: $33,000)		33,000

Total Investments in Securities — 101.5% (Cost: $3,091,891)		2,441,098

Other Assets, Less Liabilities — (1.5)%		(36,798)

Net Assets — 100.0%		$2,404,300

(a) Affiliate of the Fund.

(b) Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased		Shares Sold	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	0	(b)	—	—	$—	$3,470	(c)	$2,564	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	770	32,230	(b)	—	33,000	33,000	290		—	—
iShares MSCI South Korea ETF	21,273	658,517		(634,576)	45,214	2,408,098	295,606		(2,696,949)	(846,633)

						$2,441,098	$299,366		$(2,694,385)	$(846,633)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	2,923,746,000	USD	2,412,591	JPM	09/04/19	$1,235
KRW	1,424,404,000	USD	1,174,792	MS	09/04/19	1,186
USD	3,789,466	KRW	4,475,064,000	MS	09/04/19	94,883
USD	9,466	KRW	11,446,000	MS	10/02/19	3

						97,307

KRW	126,914,000	USD	106,706	MS	09/04/19	(1,927)
KRW	50,633,000	USD	41,919	MS	10/02/19	(57)
USD	2,413,965	KRW	2,923,746,000	JPM	10/02/19	(3,311)

						(5,295)

	Net unrealized appreciation					$92,012

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI South Korea ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$97,307

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$5,295

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$1,419,083

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$93,972

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$29,744,831
Average amounts sold — in USD	$43,409,635

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$97,307	$5,295

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$97,307	$5,295
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$97,307	$5,295

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
JPMorgan Chase Bank N.A.	$1,235	$(1,235)	$—	$—
Morgan Stanley & Co. International PLC	96,072	(1,984)	(30,000)	64,088

	$97,307	$(3,219)	$(30,000)	$64,088

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI South Korea ETF

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(d)(e)
JPMorgan Chase Bank N.A.	$3,311	$(1,235)	$—	$2,076
Morgan Stanley & Co. International PLC	1,984	(1,984)	—	—

	$5,295	$(3,219)	$—	$2,076

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$2,408,098	$—	$—	$2,408,098
Money Market Funds	33,000	—	—	33,000

	$2,441,098	$—	$—	$2,441,098

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$97,307	$—	$97,307
Liabilities
Forward Foreign Currency Exchange Contracts	—	(5,295)	—	(5,295)

	$—	$92,012	$—	$92,012

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	29

Statements of Assets and Liabilities

August 31, 2019

	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$1,828,409	$45,862,826	$328,936,695	$1,169,712
Cash	676	886	—	436
Cash pledged:
Collateral — forward foreign currency exchange contracts	—	—	630,000	—
Receivables:
Investments sold	—	—	7,146,290	785
Securities lending income — Affiliated	157	1,599	—	590
Capital shares sold	—	—	122,344	—
Dividends	—	364	129	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	32,590	501,670	430,712	39,554

Total assets	1,861,832	46,367,345	337,266,170	1,211,077

LIABILITIES
Bank overdraft	—	—	458,090	—
Cash received:
Collateral — forward foreign currency exchange contracts	—	460,000	—	—
Collateral on securities loaned, at value	517,000	7,187,500	—	362,088
Payables:
Investments purchased	29,273	348,854	—	39,644
Investment advisory fees	33	961	—	19
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,144	80,405	7,669,932	5,387

Total liabilities	548,450	8,077,720	8,128,022	407,138

NET ASSETS	$1,313,382	$38,289,625	$329,138,148	$803,939

NET ASSETS CONSIST OF:
Paid-in capital	$1,717,994	$37,417,183	$437,962,213	$1,330,886
Accumulated earnings (loss)	(404,612)	872,442	(108,824,065)	(526,947)

NET ASSETS	$1,313,382	$38,289,625	$329,138,148	$803,939

Shares outstanding	50,000	1,450,000	11,300,000	50,000

Net asset value	$26.27	$26.41	$29.13	$16.08

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$509,480	$7,047,500	$—	$362,175
(b) Investments, at cost — Affiliated	$1,750,969	$45,497,109	$366,208,499	$1,257,594

See notes to financial statements.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

August 31, 2019

iShares Currency Hedged MSCI South Korea ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$2,441,098
Cash	78
Receivables:
Securities lending income — Affiliated	11
Dividends	58
Unrealized appreciation on:
Forward foreign currency exchange contracts	97,307

Total assets	2,538,552

LIABILITIES
Cash received:
Collateral — forward foreign currency exchange contracts	30,000
Collateral on securities loaned, at value	48
Payables:
Investments purchased	98,909
Unrealized depreciation on:
Forward foreign currency exchange contracts	5,295

Total liabilities	134,252

NET ASSETS	$2,404,300

NET ASSETS CONSIST OF:
Paid-in capital	$2,560,159
Accumulated loss	(155,859)

NET ASSETS	$2,404,300

Shares outstanding	100,000

Net asset value	$24.04

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Affiliated	$3,091,891

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations

Year Ended August 31, 2019

	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF

INVESTMENT INCOME
Dividends — Affiliated	$67,114	$796,028	$10,262,534	$24,173
Securities lending income — Affiliated — net	1,052	9,546	—	3,316

Total investment income	68,166	805,574	10,262,534	27,489

EXPENSES
Investment advisory fees	7,604	213,019	3,693,969	5,603

Total expenses	7,604	213,019	3,693,969	5,603

Less:
Investment advisory fees waived	(7,236)	(202,712)	(3,685,853)	(5,332)

Total expenses after fees waived	368	10,307	8,116	271

Net investment income	67,798	795,267	10,254,418	27,218

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(9,973)	(267,538)	(10,099,473)	(26,384)
In-kind redemptions — Affiliated	—	(166,430)	(9,023,998)	94,615
Forward foreign currency exchange contracts	96,318	946,718	7,847,974	(68,116)

Net realized gain (loss)	86,345	512,750	(11,275,497)	115

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(30,463)	296,139	(71,302,800)	(137,159)
Forward foreign currency exchange contracts	(4,877)	424,376	(9,579,018)	12,286

Net change in unrealized appreciation (depreciation)	(35,340)	720,515	(80,881,818)	(124,873)

Net realized and unrealized gain (loss)	51,005	1,233,265	(92,157,315)	(124,758)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$118,803	$2,028,532	$(81,902,897)	$(97,540)

See notes to financial statements.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended August 31, 2019

iShares Currency Hedged MSCI South Korea ETF

INVESTMENT INCOME
Dividends — Affiliated	$295,896
Securities lending income — Affiliated — net	3,470

Total investment income	299,366

EXPENSES
Investment advisory fees	139,673

Total expenses	139,673

Less:
Investment advisory fees waived	(139,673)

Total expenses after fees waived	—

Net investment income	299,366

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(299,822)
In-kind redemptions — Affiliated	(2,394,563)
Forward foreign currency exchange contracts	1,419,083

Net realized loss	(1,275,302)

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(846,633)
Forward foreign currency exchange contracts	93,972

Net change in unrealized appreciation (depreciation)	(752,661)

Net realized and unrealized loss	(2,027,963)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,728,597)

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI Australia ETF		iShares Currency Hedged MSCI Canada ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$67,798	$52,746	$795,267	$128,500
Net realized gain	86,345	96,442	512,750	624,771
Net change in unrealized appreciation (depreciation)	(35,340)	12,831	720,515	(87,910)

Net increase in net assets resulting from operations	118,803	162,019	2,028,532	665,361

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(67,624)	(52,659)	(1,551,758)	(128,454)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	—	32,455,361	2,350,148

NET ASSETS(b)
Total increase in net assets	51,179	109,360	32,932,135	2,887,055
Beginning of year	1,262,203	1,152,843	5,357,490	2,470,435

End of year	$1,313,382	$1,262,203	$38,289,625	$5,357,490

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Currency Hedged MSCI Japan ETF		iShares Currency Hedged MSCI Mexico ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,254,418	$15,322,646	$27,218	$37,102
Net realized gain (loss)	(11,275,497)	126,206,935	115	138,810
Net change in unrealized appreciation (depreciation)	(80,881,818)	(14,801,877)	(124,873)	(408,143)

Net increase (decrease) in net assets resulting from operations	(81,902,897)	126,727,704	(97,540)	(232,231)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(10,252,183)	(15,325,665)	(26,532)	(36,807)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(583,540,993)	(305,294,147)	(44,352)	(1,986,543)

NET ASSETS(b)
Total decrease in net assets	(675,696,073)	(193,892,108)	(168,424)	(2,255,581)
Beginning of year	1,004,834,221	1,198,726,329	972,363	3,227,944

End of year	$329,138,148	$1,004,834,221	$803,939	$972,363

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets  (continued)

	iShares Currency Hedged MSCI South Korea ETF
	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$299,366	$44,727
Net realized gain (loss)	(1,275,302)	10,429
Net change in unrealized appreciation (depreciation)	(752,661)	(36,845)

Net increase (decrease) in net assets resulting from operations	(1,728,597)	18,311

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(1,247,093)	(44,724)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,941,137	—

NET ASSETS(b)
Total increase (decrease) in net assets	965,447	(26,413)
Beginning of year	1,438,853	1,465,266

End of year	$2,404,300	$1,438,853

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Australia ETF
					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	06/29/15	(a)
	08/31/19	08/31/18	08/31/17	08/31/16	to 08/31/15

Net asset value, beginning of period	$25.24	$23.06	$22.02	$23.52	$24.48

Net investment income (loss)(b)	1.36	1.05	0.75	0.72	(0.00	)(c)
Net realized and unrealized gain (loss)(d)	1.02	2.18	1.40	0.49	(0.96)

Net increase (decrease) from investment operations	2.38	3.23	2.15	1.21	(0.96)

Distributions(e)
From net investment income	(1.35)	(1.05)	(1.11)	(0.90)	—
In excess of net investment income	—	—	—	(1.81)	—

Total distributions	(1.35)	(1.05)	(1.11)	(2.71)	—

Net asset value, end of period	$26.27	$25.24	$23.06	$22.02	$23.52

Total Return
Based on net asset value	10.12%	14.25%	9.86%	5.70%	(3.92	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.62%	0.62%	0.62%	0.62%	0.62	%(h)

Total expenses after fees waived(g)	0.03%	0.03%	0.03%	0.03%	0.04	%(h)

Net investment income (loss)	5.53%	4.38%	3.31%	3.33%	(0.04	)%(h)

Supplemental Data
Net assets, end of period (000)	$1,313	$1,262	$1,153	$9,910	$2,352

Portfolio turnover rate(i)(j)	11%	12%	13%	15%	0	%(f)(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(k)	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Canada ETF
						Period From
	Year Ended	Year Ended	Year Ended	Year Ended		06/29/15	(a)
	08/31/19	08/31/18	08/31/17	08/31/16		to 08/31/15

Net asset value, beginning of period	$ 26.79	$24.70	$23.54	$ 23.47		$24.36

Net investment income (loss)(b)	0.59	0.56	0.24	0.41		(0.00	)(c)
Net realized and unrealized gain (loss)(d)	0.30	2.10	1.38	1.07		(0.89)

Net increase (decrease) from investment operations	0.89	2.66	1.62	1.48		(0.89)

Distributions(e)
From net investment income	(0.64)	(0.57)	(0.46)	(0.46)		—
From net realized gain	(0.63)	—	—	(0.95)		—
Return of capital	—	—	—	(0.00	)(c)	—

Total distributions	(1.27)	(0.57)	(0.46)	(1.41)		—

Net asset value, end of period	$ 26.41	$26.79	$24.70	$ 23.54		$23.47

Total Return
Based on net asset value	3.84%	10.82%	6.86%	6.92%		(3.69	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.62%	0.62%	0.62%	0.62%		0.62	%(h)

Total expenses after fees waived(g)	0.03%	0.03%	0.03%	0.03%		0.05	%(h)

Net investment income (loss)	2.31%	2.12%	0.98%	1.84%		(0.05	)%(h)

Supplemental Data
Net assets, end of period (000)	$38,290	$5,357	$2,470	$10,593		$2,347

Portfolio turnover rate(i)(j)	12%	10%	8%	13%		0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Japan ETF
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	08/31/19		08/31/18	08/31/17		08/31/16		08/31/15

Net asset value, beginning of year	$ 32.36		$ 29.56	$ 24.73		$ 29.46		$ 25.02

Net investment income(a)	0.45		0.46	0.52		0.41		0.43
Net realized and unrealized gain (loss)(b)	(3.04)		2.81	4.78		(4.11)		4.58

Net increase (decrease) from investment operations	(2.59)		3.27	5.30		(3.70)		5.01

Distributions(c)
From net investment income	(0.64)		(0.47)	(0.47)		(0.44)		(0.32)
From net realized gain	—		—	—		(0.59)		(0.25)

Total distributions	(0.64)		(0.47)	(0.47)		(1.03)		(0.57)

Net asset value, end of year	$ 29.13		$ 32.36	$ 29.56		$ 24.73		$ 29.46

Total Return
Based on net asset value	(8.06)%		11.07%	21.50%		(12.91)%		20.08%

Ratios to Average Net Assets
Total expenses(d)	0.53%		0.53%	0.53%		0.53%		0.53%

Total expenses after fees waived(d)	0.00	%(e)	0.01%	0.00	%(e)	0.00	%(e)	0.01%

Net investment income	1.47%		1.41%	1.84%		1.57%		1.39%

Supplemental Data
Net assets, end of year (000)	$329,138		$1,004,834	$1,198,726		$476,015		$735,081

Portfolio turnover rate(f)(g)	9%		9%	11%		11%		12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Rounds to less than 0.01%.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Mexico ETF
					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	06/29/15	(a)
	08/31/19	08/31/18	08/31/17	08/31/16	to 08/31/15

Net asset value, beginning of period	$ 19.45	$21.52	$23.54	$24.03	$24.43

Net investment income (loss)(b)	0.51	0.41	0.43	0.49	(0.00	)(c)
Net realized and unrealized gain (loss)(d)	(3.43)	(1.95)	0.09	1.15	(0.40)

Net increase (decrease) from investment operations	(2.92)	(1.54)	0.52	1.64	(0.40)

Distributions(e)
From net investment income	(0.45)	(0.53)	(0.33)	(0.71)	—
In excess of net investment income	—	—	(2.21)	(1.42)	—

Total distributions	(0.45)	(0.53)	(2.54)	(2.13)	—

Net asset value, end of period	$ 16.08	$19.45	$21.52	$23.54	$24.03

Total Return
Based on net asset value	(15.02)%	(7.10)%	3.24%	7.41%	(1.64	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.62%	0.62%	0.62%	0.62%	0.62	%(h)

Total expenses after fees waived(g)	0.03%	0.03%	0.03%	0.03%	0.04	%(h)

Net investment income (loss)	3.01%	2.05%	2.03%	2.11%	(0.04	)%(h)

Supplemental Data
Net assets, end of period (000)	$ 804	$ 972	$3,228	$1,177	$2,403

Portfolio turnover rate(i)(j)	18%	23%	12%	22%	0	%(f)(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(k)	Rounds to less than 1%.

See notes to financial statements.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares Currency Hedged MSCI South Korea ETF
					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	06/29/15	(a)
	08/31/19	08/31/18	08/31/17	08/31/16	to 08/31/15

Net asset value, beginning of period	$28.78	$29.31	$24.71	$ 22.70	$24.64

Net investment income (loss)(b)	0.43	0.89	0.51	2.12	(0.00	)(c)
Net realized and unrealized gain (loss)(d)	(3.75)	(0.53)	5.29	0.92	(1.94)

Net increase (decrease) from investment operations	(3.32)	0.36	5.80	3.04	(1.94)

Distributions(e)
From net investment income	(0.37)	(0.89)	(0.35)	(0.55)	—
From net realized gain	(1.05)	—	(0.85)	(0.48)	—

Total distributions	(1.42)	(0.89)	(1.20)	(1.03)	—

Net asset value, end of period	$24.04	$28.78	$29.31	$ 24.71	$22.70

Total Return
Based on net asset value	(11.65)%	1.09%	24.59%	13.67%	(7.87	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.77%	0.77%	0.77%	0.77%	0.77	%(h)

Total expenses after fees waived(g)	0.00%	0.00%	0.00%	0.00%	0.02	%(h)

Net investment income (loss)	1.65%	2.96%	2.01%	9.13%	(0.02	)%(h)

Supplemental Data
Net assets, end of period (000)	$2,404	$1,439	$1,465	$12,353	$2,270

Portfolio turnover rate(i)(j)	17%	11%	25%	21%	2	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI Australia	Diversified
Currency Hedged MSCI Canada	Diversified
Currency Hedged MSCI Japan	Diversified
Currency Hedged MSCI Mexico	Diversified
Currency Hedged MSCI South Korea	Diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedules of investments for the underlying funds should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, each Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Currency Hedged MSCI Australia
UBS AG	$509,480	$509,480		$—	$—

Currency Hedged MSCI Canada
BNP Paribas Securities Corp	$7,047,500	$7,047,500		$—	$—

Currency Hedged MSCI Mexico
JPMorgan Securities LLC	$362,175	$362,052		$—	$(123	)(b)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: Each Fund uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio or its underlying fund’s portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Currency Hedged MSCI Australia	0.62%
Currency Hedged MSCI Canada	0.62
Currency Hedged MSCI Japan	0.53
Currency Hedged MSCI Mexico	0.62
Currency Hedged MSCI South Korea	0.77

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expenses.

For the iShares Currency Hedged MSCI Australia ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Australia ETF (“EWA”), after taking into account any fee waivers by EWA, plus 0.03%.

For the iShares Currency Hedged MSCI Canada ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Canada ETF (“EWC”), after taking into account any fee waivers by EWC, plus 0.03%.

For the iShares Currency Hedged MSCI Japan ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.53%. BFA has also contractually agreed to waive an additional portion of its investment advisory fee for the Fund through December 31, 2020 such that the Fund’s total annual operating expenses after fee waiver will be equal to the greater of the acquired fund fees and expenses or 0.48%.

For the iShares Currency Hedged MSCI Mexico ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Mexico ETF (“EWW”), after taking into account any fee waivers by EWW, plus 0.03%.

For the iShares Currency Hedged MSCI South Korea ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI South Korea ETF (“EWY”), after taking into account any fee waivers by EWY, plus 0.03%. BFA has also contractually agreed to an additional reduction in the investment advisory fee of 0.03% through December 31, 2020.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Currency Hedged MSCI Australia	$367
Currency Hedged MSCI Canada	3,467
Currency Hedged MSCI Mexico	770
Currency Hedged MSCI South Korea	1,144

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Australia	$247,427	$138,403
Currency Hedged MSCI Canada	4,253,119	3,750,515
Currency Hedged MSCI Japan	62,300,133	64,567,362
Currency Hedged MSCI Mexico	161,587	193,783
Currency Hedged MSCI South Korea	2,654,257	2,457,049

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Canada	$47,661,594	$15,133,372
Currency Hedged MSCI Japan	470,644,898	1,056,860,309
Currency Hedged MSCI Mexico	828,085	892,943
Currency Hedged MSCI South Korea	40,605,486	36,283,112

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to the use of equalization and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Currency Hedged MSCI Canada	$(308,509)	$308,509
Currency Hedged MSCI Japan	(19,465,324)	19,465,324
Currency Hedged MSCI Mexico	74,790	(74,790)
Currency Hedged MSCI South Korea	(2,616,193)	2,616,193

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18
Currency Hedged MSCI Australia
Ordinary income	$67,624	$52,659

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18
Currency Hedged MSCI Canada
Ordinary income	$1,088,864	$128,454
Long-term capital gains	462,894	—

	$1,551,758	$128,454

Currency Hedged MSCI Japan
Ordinary income	$10,252,183	$15,325,665

Currency Hedged MSCI Mexico
Ordinary income	$26,532	$36,807

Currency Hedged MSCI South Korea
Ordinary income	$683,840	$44,724
Long-term capital gains	563,253	—

	$1,247,093	$44,724

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)(b)	Total
Currency Hedged MSCI Australia	$261	$—	$(468,506	) $	63,633	$(404,612)
Currency Hedged MSCI Canada	210,108	311,446	—		350,888	872,442
Currency Hedged MSCI Japan	2,235	—	(69,777,311)		(39,048,989)	(108,824,065)
Currency Hedged MSCI Mexico	1,093	—	(417,442)		(110,598)	(526,947)
Currency Hedged MSCI South Korea	203,178	302,210	—		(661,247)	(155,859)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

For the year ended August 31, 2019, the iShares Currency Hedged MSCI Australia ETF utilized $91,556 of its capital loss carryforwards.

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI Australia	$1,764,776	$65,777	$(2,144)	$63,633
Currency Hedged MSCI Canada	45,511,938	431,305	(80,417)	350,888
Currency Hedged MSCI Japan	367,985,684	430,712	(39,479,701)	(39,048,989)
Currency Hedged MSCI Mexico	1,280,310	39,554	(150,152)	(110,598)
Currency Hedged MSCI South Korea	3,102,345	5,295	(666,542)	(661,247)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

10. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
Currency Hedged MSCI Canada
Shares sold	1,850,000	$47,613,132	300,000	$7,634,766
Shares redeemed	(600,000)	(15,157,771)	(200,000)	(5,284,618)

Net increase	1,250,000	$32,455,361	100,000	$2,350,148

Currency Hedged MSCI Japan
Shares sold	14,950,000	$470,204,334	16,950,000	$549,525,697
Shares redeemed	(34,700,000)	(1,053,745,327)	(26,450,000)	(854,819,844)

Net decrease	(19,750,000)	$(583,540,993)	(9,500,000)	$(305,294,147)

Currency Hedged MSCI Mexico
Shares sold	50,000	$814,287	—	$—
Shares redeemed	(50,000)	(858,639)	(100,000)	(1,986,543)

Net decrease	—	$(44,352)	(100,000)	$(1,986,543)

Currency Hedged MSCI South Korea
Shares sold	1,450,000	$40,677,512	—	$—
Shares redeemed	(1,400,000)	(36,736,375)	—	—

Net increase	50,000	$3,941,137	—	$—

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11. LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

12. REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
Currency Hedged MSCI Australia	$52,659
Currency Hedged MSCI Canada	128,454
Currency Hedged MSCI Japan	15,325,665
Currency Hedged MSCI Mexico	36,807
Currency Hedged MSCI South Korea	44,724

Undistributed net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed net investment income
Currency Hedged MSCI Australia	$87
Currency Hedged MSCI Canada	46
Currency Hedged MSCI Japan	—
Currency Hedged MSCI Mexico	407
Currency Hedged MSCI South Korea	3

13. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Currency Hedged MSCI Australia ETF,

iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Japan ETF,

iShares Currency Hedged MSCI Mexico ETF and iShares Currency Hedged MSCI South Korea ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Currency Hedged MSCI Australia ETF, iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Japan ETF, iShares Currency Hedged MSCI Mexico ETF and iShares Currency Hedged MSCI South Korea ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Australia	$63,153
Currency Hedged MSCI Canada	762,888
Currency Hedged MSCI Japan	10,205,737
Currency Hedged MSCI Mexico	24,087
Currency Hedged MSCI South Korea	295,450

For the fiscal year ended August 31, 2019, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Australia	$67,688	$599
Currency Hedged MSCI Canada	955,991	160,850
Currency Hedged MSCI Japan	11,743,072	1,487,749
Currency Hedged MSCI Mexico	25,810	1,693
Currency Hedged MSCI South Korea	313,074	17,468

The following distribution amounts are hereby designated for the fiscal year ended August 31, 2019:

iShares ETF	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Currency Hedged MSCI Canada	$294,354	$532,572
Currency Hedged MSCI South Korea	384,487	605,623

IMPORTANT TAX INFORMATION	51

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI Australia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) ( the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Japan ETF, iShares Currency Hedged MSCI South Korea ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) ( the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory Contract  (continued)

committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Currency Hedged MSCI Mexico ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act)(the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory Contract  (continued)

(the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI Australia(a)	$1.181873	$—	$0.170601	$1.352474	87%	—%	13%	100%
Currency Hedged MSCI Canada(a)	0.574106	0.631040	0.063789	1.268935	45	50	5	100
Currency Hedged MSCI South Korea(a)	0.150212	1.053044	0.215392	1.418648	11	74	15	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Currency Hedged MSCI Australia ETF

Period Covered: July 01, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	42	4.17%
Greater than 5.5% and Less than 6.0%	14	1.39
Greater than 5.0% and Less than 5.5%	23	2.29
Greater than 4.5% and Less than 5.0%	13	1.29
Greater than 4.0% and Less than 4.5%	4	0.40
Greater than 3.5% and Less than 4.0%	1	0.10
Greater than 3.0% and Less than 3.5%	1	0.10
Greater than 2.5% and Less than 3.0%	1	0.10
Greater than 2.0% and Less than 2.5%	2	0.20
Greater than 1.5% and Less than 2.0%	10	0.99
Greater than 1.0% and Less than 1.5%	5	0.50
Greater than 0.5% and Less than 1.0%	16	1.59
Greater than 0.0% and Less than 0.5%	362	35.97
At NAV	27	2.68
Less than 0.0% and Greater than –0.5%	355	35.29
Less than –0.5% and Greater than –1.0%	58	5.77
Less than –1.0% and Greater than –1.5%	37	3.68
Less than –1.5% and Greater than –2.0%	20	1.99
Less than –2.0% and Greater than –2.5%	2	0.20
Less than –2.5% and Greater than –3.0%	3	0.30
Less than –3.0% and Greater than –3.5%	1	0.10
Less than –4.0% and Greater than –4.5%	2	0.20
Less than –4.5% and Greater than –5.0%	5	0.50
Less than –5.0% and Greater than –5.5%	2	0.20

	1,006	100.00%

iShares Currency Hedged MSCI Canada ETF

Period Covered: July 01, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	2	0.20%
Greater than 5.0% and Less than 5.5%	1	0.10
Greater than 4.5% and Less than 5.0%	4	0.40
Greater than 4.0% and Less than 4.5%	1	0.10
Greater than 2.5% and Less than 3.0%	3	0.30
Greater than 2.0% and Less than 2.5%	4	0.40
Greater than 1.5% and Less than 2.0%	4	0.40
Greater than 1.0% and Less than 1.5%	1	0.10
Greater than 0.5% and Less than 1.0%	19	1.89
Greater than 0.0% and Less than 0.5%	491	48.80
At NAV	33	3.28
Less than 0.0% and Greater than –0.5%	434	43.13
Less than –0.5% and Greater than –1.0%	5	0.50
Less than –2.0% and Greater than –2.5%	2	0.20
Less than –3.0% and Greater than –3.5%	2	0.20

	1,006	100.00%

SUPPLEMENTAL INFORMATION	59

Supplemental Information  (unaudited) (continued)

iShares Currency Hedged MSCI Japan ETF

Period Covered: February 04, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	1	0.07
Greater than 0.0% and Less than 0.5%	644	47.36
At NAV	92	6.76
Less than 0.0% and Greater than –0.5%	621	45.67

	1,360	100.00%

iShares Currency Hedged MSCI Mexico ETF

Period Covered: July 01, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.30%
Greater than 5.0% and Less than 5.5%	1	0.10
Greater than 4.5% and Less than 5.0%	1	0.10
Greater than 4.0% and Less than 4.5%	1	0.10
Greater than 3.5% and Less than 4.0%	1	0.10
Greater than 3.0% and Less than 3.5%	5	0.50
Greater than 2.5% and Less than 3.0%	14	1.39
Greater than 2.0% and Less than 2.5%	19	1.89
Greater than 1.5% and Less than 2.0%	7	0.70
Greater than 1.0% and Less than 1.5%	8	0.80
Greater than 0.5% and Less than 1.0%	37	3.68
Greater than 0.0% and Less than 0.5%	364	36.17
At NAV	29	2.88
Less than 0.0% and Greater than –0.5%	276	27.43
Less than –0.5% and Greater than –1.0%	175	17.39
Less than –1.0% and Greater than –1.5%	41	4.08
Less than –1.5% and Greater than –2.0%	18	1.79
Less than –2.5% and Greater than –3.0%	1	0.10
Less than –3.0% and Greater than –3.5%	1	0.10
Less than –3.5% and Greater than –4.0%	2	0.20
Less than –4.0% and Greater than –4.5%	2	0.20

	1,006	100.00%

iShares Currency Hedged MSCI South Korea ETF

Period Covered: July 01, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.10%
Greater than 0.5% and Less than 1.0%	1	0.10
Greater than 0.0% and Less than 0.5%	204	20.28
At NAV	21	2.09
Less than 0.0% and Greater than –0.5%	551	54.77
Less than –0.5% and Greater than –1.0%	215	21.37
Less than –1.0% and Greater than –1.5%	12	1.19
Less than –6.0%	1	0.10

	1,006	100.00%

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company ( 2010- 2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (63)	Trustee (since 2015);Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	61

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (60)	Trustee (since 2017);15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company ( 2010- 2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001- 2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).

Charles Park (52)	Chief Compliance Officer (since 2006).	ChiefCompliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
(a)	Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

GENERAL INFORMATION	63

Glossary of Terms Used in this Report

Counterparty Abbreviations

ANZ	Australia and New Zealand Bank Group

CITI	Citibank N.A.

HSBC	HSBC Bank PLC

JPM	JPMorgan Chase Bank N.A.

MS	Morgan Stanley & Co. International PLC

SSB	State Street Bank and Trust Co.

TDB	Toronto Dominion Bank

Currency Abbreviations

AUD	Australian Dollar

CAD	Canadian Dollar

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

USD	United States Dollar

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Additional Financial Information

Audited Financial Statements

August 31, 2019

iShares, Inc.

iShares MSCI Australia ETF | EWA | NYSE Arca

iShares MSCI Canada ETF | EWC | NYSE Arca

iShares MSCI Japan ETF | EWJ | NYSE Arca

iShares MSCI Mexico ETF | EWW | NYSE Arca

iShares MSCI South Korea ETF | EWY | NYSE Arca

Schedule of Investments August 31, 2019	iShares® MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Banks — 27.9%
Australia & New Zealand Banking Group Ltd.	4,118,457	$74,198,433
Bank of Queensland Ltd.	583,080	3,602,436
Bendigo & Adelaide Bank Ltd.	715,070	5,386,283
Commonwealth Bank of Australia	2,572,908	137,032,925
National Australia Bank Ltd.	4,084,237	75,288,011
Westpac Banking Corp.	5,010,952	95,274,361

		390,782,449

Beverages — 1.3%
Coca-Cola Amatil Ltd.	733,786	5,374,001
Treasury Wine Estates Ltd.	1,042,480	13,162,431

		18,536,432

Biotechnology — 7.6%
CSL Ltd.	658,567	106,876,315

Capital Markets — 4.4%
ASX Ltd.	281,866	16,390,892
Macquarie Group Ltd.	470,021	39,217,238
Magellan Financial Group Ltd.	178,922	6,116,641

		61,724,771

Chemicals — 0.9%
Incitec Pivot Ltd.	2,325,537	5,029,526
Orica Ltd.	554,092	8,037,569

		13,067,095

Commercial Services & Supplies — 1.3%
Brambles Ltd.	2,315,882	17,631,679

Construction & Engineering — 0.2%
CIMIC Group Ltd.	140,816	2,941,118

Construction Materials — 1.0%
Boral Ltd.	1,709,835	4,896,006
James Hardie Industries PLC	640,588	9,732,494

		14,628,500

Diversified Financial Services — 0.7%
AMP Ltd.	4,873,707	5,565,804
Challenger Ltd.	796,712	3,601,826

		9,167,630

Diversified Telecommunication Services — 1.3%
Telstra Corp. Ltd.	6,043,207	15,146,393
TPG Telecom Ltd.	535,697	2,403,766

		17,550,159

Electric Utilities — 0.2%
AusNet Services	2,644,328	3,206,909

Energy Equipment & Services — 0.3%
WorleyParsons Ltd.	488,627	4,046,021

Equity Real Estate Investment Trusts (REITs) — 7.2%
BGP Holdings PLC(a)(b)	18,888,372	208
Dexus	1,589,993	13,819,226
Goodman Group	2,372,603	23,210,820
GPT Group (The)	2,808,163	12,089,879
Mirvac Group	5,697,622	12,245,686
Scentre Group	7,724,345	21,025,282
Stockland	3,466,387	10,556,362
Vicinity Centres	4,664,971	8,140,433

		101,087,896

Security	Shares	Value

Food & Staples Retailing — 4.4%
Coles Group Ltd.	1,645,940	$15,347,897
Woolworths Group Ltd.	1,829,406	46,553,880

		61,901,777

Gas Utilities — 0.9%
APA Group	1,711,683	12,697,244

Health Care Equipment & Supplies — 0.9%
Cochlear Ltd.	83,699	12,293,500

Health Care Providers & Services — 1.6%
Ramsay Health Care Ltd.	206,293	9,123,298
Sonic Healthcare Ltd.	652,970	12,956,190

		22,079,488

Hotels, Restaurants & Leisure — 2.4%
Aristocrat Leisure Ltd.	834,653	16,729,837
Crown Resorts Ltd.	539,044	4,361,803
Flight Centre Travel Group Ltd.	81,487	2,553,486
Tabcorp Holdings Ltd.	2,939,519	9,328,160

		32,973,286

Insurance — 4.4%
Insurance Australia Group Ltd.	3,357,362	18,231,903
Medibank Pvt Ltd.	4,016,351	9,849,900
QBE Insurance Group Ltd.	1,920,908	16,216,474
Suncorp Group Ltd.	1,886,783	17,555,550

		61,853,827

Interactive Media & Services — 0.4%
REA Group Ltd.	76,901	5,414,877

IT Services — 0.5%
Computershare Ltd.	712,645	7,384,624

Metals & Mining — 14.3%
Alumina Ltd.	3,571,532	5,221,714
BHP Group Ltd.	4,281,395	104,681,771
BlueScope Steel Ltd.	760,090	6,396,262
Fortescue Metals Group Ltd.	2,006,746	10,816,361
Newcrest Mining Ltd.	1,116,778	27,839,881
Rio Tinto Ltd.	539,507	31,834,704
South32 Ltd.	7,313,481	13,008,489

		199,799,182

Multi-Utilities — 0.9%
AGL Energy Ltd.	951,008	12,148,462

Multiline Retail — 3.3%
Harvey Norman Holdings Ltd.	774,510	2,285,598
Wesfarmers Ltd.	1,647,805	43,409,159

		45,694,757

Oil, Gas & Consumable Fuels — 5.2%
Caltex Australia Ltd.	364,163	5,878,702
Oil Search Ltd.	1,999,813	8,946,564
Origin Energy Ltd.	2,565,916	13,190,637
Santos Ltd.	2,567,391	12,471,712
Washington H Soul Pattinson & Co. Ltd.	172,445	2,427,101
Woodside Petroleum Ltd.	1,361,312	29,469,121

		72,383,837

Professional Services — 0.5%
Seek Ltd.	486,481	6,663,495

Real Estate Management & Development — 0.7%
Lendlease Group	822,301	9,451,672

SCHEDULE OF INVESTMENTS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Road & Rail — 0.8%
Aurizon Holdings Ltd.	2,902,339	$11,556,715

Transportation Infrastructure — 3.4%
Sydney Airport	1,612,908	9,160,854
Transurban Group	3,887,756	39,159,667

		48,320,521

Total Common Stocks — 98.9% (Cost: $1,604,692,649)		1,383,864,238

Short-Term Investments

Money Market Funds — .00%
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.02%(c)(d)	603,000	603,000

Total Short-Term Investments — 0.0% (Cost: $603,000)		603,000

Total Investments in Securities — 98.9% (Cost: $1,605,295,649)		1,384,467,238

Other Assets, Less Liabilities — 1.1%		15,122,964

Net Assets — 100.0%		$1,399,590,202

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	5,082,269	(5,082,269)	—	$—	$30,501	(b)	$1,577		$(1,144)
BlackRock Cash Funds: Treasury, SL Agency Shares	358,813	244,187	603,000	603,000	27,322		—		—

				$603,000	$57,823		$1,577		$(1,144)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	143	09/19/19	$15,827	$106,896

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Australia ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$106,896

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$102,603

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(73,539)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,115,348

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,383,864,030	$—	$208	$1,383,864,238
Money Market Funds	603,000	—	—	603,000

	$1,384,467,030	$—	$208	$1,384,467,238

Derivative financial instruments(a)
Assets
Futures Contracts	$106,896	$—	$—	$106,896

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

Schedule of Investments August 31, 2019	iShares® MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 0.7%
Bombardier Inc., Class B(a)	4,040,993	$5,230,665
CAE Inc.	511,447	13,413,552

		18,644,217

Airlines — 0.1%
Air Canada(a)	100,499	3,384,505

Auto Components — 1.2%
Magna International Inc.	635,107	31,860,500

Banks — 26.3%
Bank of Montreal	1,217,092	83,588,061
Bank of Nova Scotia (The)	2,224,635	118,531,124
Canadian Imperial Bank of Commerce	828,921	64,333,702
National Bank of Canada	646,867	30,435,073
Royal Bank of Canada	2,708,852	203,000,814
Toronto-Dominion Bank (The)	3,451,035	187,511,083

		687,399,857

Capital Markets — 3.6%
Brookfield Asset Management Inc., Class A	1,585,324	81,914,770
CI Financial Corp.	525,129	7,540,233
IGM Financial Inc.	163,510	4,424,909

		93,879,912

Chemicals — 2.4%
Methanex Corp.	128,774	4,182,635
Nutrien Ltd.	1,165,167	58,793,233

		62,975,868

Construction & Engineering — 0.6%
SNC-Lavalin Group Inc.	335,395	4,141,957
WSP Global Inc.	198,541	10,769,743

		14,911,700

Containers & Packaging — 0.5%
CCL Industries Inc., Class B, NVS	282,504	12,826,209

Diversified Financial Services — 0.4%
Onex Corp.	164,608	9,689,673

Diversified Telecommunication Services — 1.0%
BCE Inc.	291,030	13,798,081
TELUS Corp.	372,501	13,520,261

		27,318,342

Electric Utilities — 1.9%
Emera Inc.	138,619	6,017,116
Fortis Inc./Canada	797,054	32,972,651
Hydro One Ltd.(b)	624,199	11,593,341

		50,583,108

Equity Real Estate Investment Trusts (REITs) — 0.5%
H&R Real Estate Investment Trust	278,060	4,735,474
RioCan REIT	303,806	6,054,171
SmartCentres Real Estate Investment Trust	131,668	3,137,123

		13,926,768

Food & Staples Retailing — 4.3%
Alimentation Couche-Tard Inc., Class B	816,396	51,485,539
Empire Co. Ltd., Class A, NVS	334,101	9,235,047
George Weston Ltd.	146,689	11,941,112
Loblaw Companies Ltd.	364,306	19,978,159
Metro Inc.	462,777	19,673,595

		112,313,452

Security	Shares	Value

Food Products — 0.5%
Saputo Inc.	440,624	$13,270,449

Gas Utilities — 0.3%
AltaGas Ltd.	512,886	6,978,461

Hotels, Restaurants & Leisure — 1.5%
Restaurant Brands International Inc.	439,046	34,497,888
Stars Group Inc. (The)(a)(c)	234,030	3,562,934

		38,060,822

Insurance — 7.7%
Fairfax Financial Holdings Ltd.	52,896	23,615,707
Great-West Lifeco Inc.	532,797	11,379,274
IA Financial Corp Inc.(a)	204,907	8,538,306
Intact Financial Corp.	264,084	25,859,881
Manulife Financial Corp.	3,742,184	62,210,148
Power Corp. of Canada	569,977	12,040,378
Power Financial Corp.	509,299	10,881,245
Sun Life Financial Inc.	1,153,733	47,380,501

		201,905,440

IT Services — 3.9%
CGI Inc.(a)	482,645	37,927,296
Shopify Inc., Class A(a)(c)	165,812	63,991,353

		101,918,649

Media — 0.7%
Quebecor Inc., Class B	141,940	3,203,477
Shaw Communications Inc., Class B, NVS	861,427	16,401,342

		19,604,819

Metals & Mining — 7.8%
Agnico Eagle Mines Ltd.	442,164	27,698,473
Barrick Gold Corp.	3,301,359	64,124,079
First Quantum Minerals Ltd.	1,317,794	8,092,413
Franco-Nevada Corp.	351,725	34,426,064
Kinross Gold Corp.(a)	2,389,005	11,901,876
Kirkland Lake Gold Ltd.	203,095	9,894,920
Lundin Mining Corp.	1,272,613	6,081,497
Teck Resources Ltd., Class B	974,315	16,622,307
Wheaton Precious Metals Corp.	841,064	24,786,323

		203,627,952

Multi-Utilities — 0.5%
Atco Ltd./Canada, Class I, NVS	147,584	5,284,502
Canadian Utilities Ltd., Class A, NVS	248,284	7,184,317

		12,468,819

Multiline Retail — 1.3%
Canadian Tire Corp. Ltd., Class A, NVS	119,904	12,134,776
Dollarama Inc.	593,000	22,737,319

		34,872,095

Oil, Gas & Consumable Fuels — 18.2%
Cameco Corp.	759,651	6,677,245
Canadian Natural Resources Ltd.	2,298,927	55,033,766
Cenovus Energy Inc.	1,988,574	17,389,547
Enbridge Inc.	3,614,791	121,136,848
Encana Corp.(c)	2,885,590	12,812,297
Husky Energy Inc.	671,463	4,492,253
Imperial Oil Ltd.	554,487	13,632,669
Inter Pipeline Ltd.	728,004	13,302,180
Keyera Corp.	391,575	9,468,170
Pembina Pipeline Corp.	950,574	34,866,780
PrairieSky Royalty Ltd.	408,630	5,187,830
Suncor Energy Inc.	3,050,074	89,381,308

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
TC Energy Corp.	1,662,256	$85,339,482
Tourmaline Oil Corp.	498,382	4,733,279
Vermilion Energy Inc.	280,675	4,002,703

		477,456,357

Paper & Forest Products — 0.2%
West Fraser Timber Co. Ltd.	117,262	4,138,763

Pharmaceuticals — 1.0%
Aurora Cannabis Inc.(a)(c)	667,536	3,687,323
Bausch Health Companies Inc.(a)	598,530	12,778,670
Canopy Growth Corp.(a)(c)	257,088	6,086,686
Cronos Group Inc.(a)(c)	259,867	2,872,852

		25,425,531

Professional Services — 1.0%
Thomson Reuters Corp.	387,828	26,702,576

Real Estate Management & Development — 0.2%
First Capital Realty Inc.	325,087	5,426,272

Road & Rail — 6.9%
Canadian National Railway Co.	1,257,696	116,039,682
Canadian Pacific Railway Ltd.	272,316	65,695,620

		181,735,302

Software — 2.4%
BlackBerry Ltd.(a)	983,150	6,762,486
Constellation Software Inc./Canada	38,128	37,207,224
Open Text Corp.	505,271	19,807,018

		63,776,728

Textiles, Apparel & Luxury Goods — 0.6%
Gildan Activewear Inc.	418,085	15,357,261

Security	Shares	Value

Wireless Telecommunication Services — 1.3%
Rogers Communications Inc., Class B, NVS	684,635	$33,958,679

Total Common Stocks — 99.5% (Cost: $3,003,458,599)		2,606,399,086

Short-Term Investments

Money Market Funds — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.25%(d)(e)(f)	52,307,444	52,333,598
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.02%(d)(e)	986,000	986,000

		53,319,598

Total Short-Term Investments — 2.1% (Cost: $53,307,778)		53,319,598

Total Investments in Securities — 101.6% (Cost: $3,056,766,377)		2,659,718,684

Other Assets, Less Liabilities — (1.6)%		(41,132,352)

Net Assets — 100.0%		$2,618,586,332

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	13,326,671	38,980,773	52,307,444	$52,333,598	$1,365,085	(b)	$(2,356)	$10,416
BlackRock Cash Funds: Treasury, SL Agency Shares	840,722	145,278	986,000	986,000	36,492		—	—

				$53,319,598	$1,401,577		$(2,356)	$10,416

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSX 60 Index	79	09/19/19	$11,670	$68,962

SCHEDULE OF INVESTMENTS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Canada ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$68,962

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$147,642

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$57,064

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,284,506

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,606,399,086	$—	$—	$2,606,399,086
Money Market Funds	53,319,598	—	—	53,319,598

	$2,659,718,684	$—	$—	$2,659,718,684

Derivative financial instruments(a)
Assets
Futures Contracts	$68,962	$—	$—	$68,962

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.3%
SG Holdings Co. Ltd.	532,700	$14,267,899
Yamato Holdings Co. Ltd.	1,141,700	19,780,360

		34,048,259

Airlines — 0.2%
ANA Holdings Inc.	426,600	14,597,119
Japan Airlines Co. Ltd.	427,400	13,364,177

		27,961,296

Auto Components — 2.4%
Aisin Seiki Co. Ltd.	601,500	17,850,346
Bridgestone Corp.	2,115,000	80,758,349
Denso Corp.	1,604,100	67,370,840
Koito Manufacturing Co. Ltd.	386,300	18,160,413
NGK Spark Plug Co. Ltd.	580,800	10,035,208
Stanley Electric Co. Ltd.	487,300	12,124,540
Sumitomo Electric Industries Ltd.	2,786,600	32,842,212
Sumitomo Rubber Industries Ltd.	633,800	7,159,322
Toyoda Gosei Co. Ltd.	241,500	4,498,050
Toyota Industries Corp.	542,200	29,831,344
Yokohama Rubber Co. Ltd. (The)	441,400	8,495,739

		289,126,363

Automobiles — 7.7%
Honda Motor Co. Ltd.	6,036,800	143,519,382
Isuzu Motors Ltd.	2,044,800	22,018,997
Mazda Motor Corp.	2,108,400	17,722,120
Mitsubishi Motors Corp.	2,477,500	10,363,277
Nissan Motor Co. Ltd.	8,594,100	53,145,859
Subaru Corp.	2,278,700	61,097,369
Suzuki Motor Corp.	1,363,800	52,652,997
Toyota Motor Corp.	8,458,000	554,596,825
Yamaha Motor Co. Ltd.	1,033,900	16,928,901

		932,045,727

Banks — 5.6%
Aozora Bank Ltd.	438,700	10,146,578
Bank of Kyoto Ltd. (The)	198,200	7,123,586
Chiba Bank Ltd. (The)	2,078,800	10,379,801
Concordia Financial Group Ltd.	3,965,400	13,635,791
Fukuoka Financial Group Inc.	638,000	10,987,460
Japan Post Bank Co. Ltd.	1,498,900	13,669,369
Mebuki Financial Group Inc.	3,271,480	7,304,543
Mitsubishi UFJ Financial Group Inc.	45,545,880	219,008,122
Mizuho Financial Group Inc.	89,312,680	130,167,899
Resona Holdings Inc.	7,732,700	30,378,594
Seven Bank Ltd.	2,207,000	5,780,263
Shinsei Bank Ltd.	719,400	9,854,516
Shizuoka Bank Ltd. (The)	1,704,300	11,528,451
Sumitomo Mitsui Financial Group Inc.	4,922,100	161,558,212
Sumitomo Mitsui Trust Holdings Inc.	1,228,832	40,195,061

		681,718,246

Beverages — 1.3%
Asahi Group Holdings Ltd.	1,342,800	62,696,470
Coca-Cola Bottlers Japan Holdings Inc.	458,100	9,969,485
Kirin Holdings Co. Ltd.	3,046,400	60,227,711
Suntory Beverage & Food Ltd.	516,300	22,277,583

		155,171,249

Biotechnology — 0.1%
PeptiDream Inc.(a)(b)	344,500	18,077,771

Security	Shares	Value

Building Products — 1.4%
AGC Inc./Japan	675,800	$19,514,127
Daikin Industries Ltd.	922,800	114,366,518
LIXIL Group Corp.	984,100	16,141,298
TOTO Ltd.	525,700	19,042,974

		169,064,917

Capital Markets — 1.0%
Daiwa Securities Group Inc.	5,652,500	24,379,052
Japan Exchange Group Inc.	1,883,900	29,852,747
Nomura Holdings Inc.	12,286,800	49,554,657
SBI Holdings Inc./Japan	876,910	17,555,549

		121,342,005

Chemicals — 4.0%
Air Water Inc.	553,500	9,412,290
Asahi Kasei Corp.	4,674,400	42,329,203
Daicel Corp.	964,800	7,462,441
Hitachi Chemical Co. Ltd.	385,200	12,048,273
JSR Corp.	712,000	11,658,166
Kaneka Corp.	180,400	5,413,105
Kansai Paint Co. Ltd.	656,400	13,672,810
Kuraray Co. Ltd.	1,179,800	13,471,361
Mitsubishi Chemical Holdings Corp.	4,746,400	32,607,046
Mitsubishi Gas Chemical Co. Inc.	603,600	7,267,425
Mitsui Chemicals Inc.	680,000	14,548,778
Nippon Paint Holdings Co. Ltd.	542,500	25,707,994
Nissan Chemical Corp.	470,200	19,911,903
Nitto Denko Corp.	578,800	26,970,133
Shin-Etsu Chemical Co. Ltd.	1,345,700	135,844,133
Showa Denko KK	499,000	12,890,461
Sumitomo Chemical Co. Ltd.	5,507,200	24,125,941
Taiyo Nippon Sanso Corp.	481,400	9,551,353
Teijin Ltd.	661,200	11,897,800
Toray Industries Inc.	5,135,400	36,653,437
Tosoh Corp.	964,400	12,392,874

		485,836,927

Commercial Services & Supplies — 1.0%
Dai Nippon Printing Co. Ltd.	898,100	19,451,994
Park24 Co. Ltd.	430,500	8,837,529
Secom Co. Ltd.	777,800	66,418,382
Sohgo Security Services Co. Ltd.	263,700	13,316,049
Toppan Printing Co. Ltd.	1,037,100	16,541,620

		124,565,574

Construction & Engineering — 0.8%
JGC Corp.	817,200	9,508,145
Kajima Corp.	1,665,700	20,290,641
Obayashi Corp.	2,408,500	22,214,155
Shimizu Corp.	2,186,000	18,246,700
Taisei Corp.	748,200	26,503,670

		96,763,311

Construction Materials — 0.1%
Taiheiyo Cement Corp.	447,000	11,294,493

Consumer Finance — 0.1%
Acom Co. Ltd.	1,484,900	5,246,008
AEON Financial Service Co. Ltd.	414,570	6,077,261
Credit Saison Co. Ltd.	578,900	6,446,463

		17,769,732

Containers & Packaging — 0.1%
Toyo Seikan Group Holdings Ltd.	524,800	7,653,591

SCHEDULE OF INVESTMENTS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services — 0.1%
Benesse Holdings Inc.	262,800	$6,729,383

Diversified Financial Services — 0.7%
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,491,100	8,063,417
ORIX Corp.	4,904,100	72,490,771
Tokyo Century Corp.	157,900	6,366,876

		86,921,064

Diversified Telecommunication Services — 0.9%
Nippon Telegraph & Telephone Corp.	2,382,900	114,402,547

Electric Utilities — 1.1%
Chubu Electric Power Co. Inc.	2,388,600	35,251,231
Chugoku Electric Power Co. Inc. (The)	1,029,800	13,165,374
Kansai Electric Power Co. Inc. (The)	2,605,100	31,721,624
Kyushu Electric Power Co. Inc.	1,409,400	13,928,688
Tohoku Electric Power Co. Inc.	1,585,300	15,861,214
Tokyo Electric Power Co. Holdings Inc.(a)	5,655,100	26,958,223

		136,886,354

Electrical Equipment — 1.7%
Fuji Electric Co. Ltd.	469,400	13,399,425
Mitsubishi Electric Corp.	6,757,900	81,716,187
Nidec Corp.	827,100	107,960,531

		203,076,143

Electronic Equipment, Instruments & Components — 5.6%
Alps Alpine Co. Ltd.	769,300	13,444,359
Hamamatsu Photonics KK	521,400	18,027,585
Hirose Electric Co. Ltd.	120,758	13,731,679
Hitachi High-Technologies Corp.	253,500	13,708,512
Hitachi Ltd.	3,579,100	122,366,140
Keyence Corp.	338,152	200,384,010
Kyocera Corp.	1,188,300	70,696,825
Murata Manufacturing Co. Ltd.	2,127,300	89,364,838
Nippon Electric Glass Co. Ltd.	292,500	6,076,240
Omron Corp.	713,200	35,342,522
Shimadzu Corp.	824,700	20,527,179
TDK Corp.	480,500	38,296,952
Yaskawa Electric Corp.	887,900	29,862,952
Yokogawa Electric Corp.	845,500	15,373,451

		687,203,244

Entertainment — 1.8%
Konami Holdings Corp.	345,300	15,663,663
Nexon Co. Ltd.(a)	1,820,300	24,506,182
Nintendo Co. Ltd.	414,700	157,409,798
Toho Co. Ltd./Tokyo	419,500	17,804,395

		215,384,038

Equity Real Estate Investment Trusts (REITs) — 1.5%
Daiwa House REIT Investment Corp.	6,875	18,161,477
Japan Prime Realty Investment Corp.	2,894	13,223,327
Japan Real Estate Investment Corp.	4,873	32,457,591
Japan Retail Fund Investment Corp.	9,727	19,482,408
Nippon Building Fund Inc.	4,964	36,477,648
Nippon Prologis REIT Inc.	7,353	19,936,817
Nomura Real Estate Master Fund Inc.	15,161	26,495,506
United Urban Investment Corp.	10,747	20,168,660

		186,403,434

Food & Staples Retailing — 1.7%
Aeon Co. Ltd.	2,422,000	42,988,817
FamilyMart UNY Holdings Co. Ltd.	940,000	21,696,736
Lawson Inc.	186,800	9,274,445

Security	Shares	Value

Food & Staples Retailing (continued)
Seven & i Holdings Co. Ltd.	2,789,180	$98,722,966
Sundrug Co. Ltd.	266,000	8,282,350
Tsuruha Holdings Inc.	136,700	14,913,430
Welcia Holdings Co. Ltd.	173,500	9,071,788

		204,950,532

Food Products — 1.5%
Ajinomoto Co. Inc.	1,626,400	29,679,559
Calbee Inc.	299,000	9,126,760
Kikkoman Corp.	538,200	24,236,620
MEIJI Holdings Co. Ltd.	423,156	29,420,993
NH Foods Ltd.	318,600	12,246,342
Nisshin Seifun Group Inc.	730,875	13,757,485
Nissin Foods Holdings Co. Ltd.	233,800	16,233,511
Toyo Suisan Kaisha Ltd.	328,800	13,397,334
Yakult Honsha Co. Ltd.	443,200	25,553,573
Yamazaki Baking Co. Ltd.	450,500	7,834,783

		181,486,960

Gas Utilities — 0.6%
Osaka Gas Co. Ltd.	1,389,800	24,903,666
Toho Gas Co. Ltd.	276,300	10,737,552
Tokyo Gas Co. Ltd.	1,423,300	36,009,912

		71,651,130

Health Care Equipment & Supplies — 2.4%
Asahi Intecc Co. Ltd.(b)	721,900	16,145,750
Hoya Corp.	1,413,100	115,143,454
Olympus Corp.	4,314,000	50,559,291
Sysmex Corp.	620,000	39,614,113
Terumo Corp.	2,390,300	69,516,756

		290,979,364

Health Care Providers & Services — 0.4%
Alfresa Holdings Corp.	695,500	15,758,420
Medipal Holdings Corp.	678,400	14,425,068
Suzuken Co. Ltd./Aichi Japan	266,940	14,359,860

		44,543,348

Health Care Technology — 0.3%
M3 Inc.	1,634,400	34,722,050

Hotels, Restaurants & Leisure — 1.0%
McDonald’s Holdings Co. Japan Ltd.	245,600	11,534,373
Oriental Land Co. Ltd./Japan	740,500	107,923,454

		119,457,827

Household Durables — 3.6%
Casio Computer Co. Ltd.	716,600	10,011,944
Iida Group Holdings Co. Ltd.	546,680	8,518,618
Nikon Corp.	1,185,100	14,681,864
Panasonic Corp.	8,173,615	63,151,177
Rinnai Corp.	123,800	7,779,415
Sekisui Chemical Co. Ltd.	1,370,800	19,771,961
Sekisui House Ltd.	2,303,600	40,919,853
Sharp Corp./Japan(b)	789,300	8,149,916
Sony Corp	4,706,200	267,886,951

		440,871,699

Household Products — 0.6%
Lion Corp.	829,500	16,137,524
Pigeon Corp.(b)	428,100	15,568,006
Unicharm Corp.	1,494,100	45,958,232

		77,663,762

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd.	541,900	$12,569,201

Industrial Conglomerates — 0.6%
Keihan Holdings Co. Ltd.	356,400	14,941,637
Toshiba Corp.	1,912,300	59,452,541

		74,394,178

Insurance — 3.0%
Dai-ichi Life Holdings Inc.	3,992,200	54,460,461
Japan Post Holdings Co. Ltd.	5,831,500	53,071,073
MS&AD Insurance Group Holdings Inc.	1,756,940	55,896,993
Sompo Holdings Inc.	1,244,650	49,764,893
Sony Financial Holdings Inc.	564,600	13,053,167
T&D Holdings Inc.	2,063,900	20,114,980
Tokio Marine Holdings Inc.	2,367,000	122,023,873

		368,385,440

Interactive Media & Services — 0.4%
Kakaku.com Inc.	506,200	12,690,171
LINE Corp.(a)(b)	221,800	7,794,187
Yahoo Japan Corp.	9,864,900	24,721,498

		45,205,856

Internet & Direct Marketing Retail — 0.4%
Mercari Inc.(a)(b)	273,800	6,410,034
Rakuten Inc.	3,189,500	30,078,567
ZOZO Inc.(b)	751,500	15,023,628

		51,512,229

IT Services — 1.4%
Fujitsu Ltd.	727,900	56,252,897
GMO Payment Gateway Inc.(b)	151,648	11,758,095
Itochu Techno-Solutions Corp.	357,400	9,858,846
Nomura Research Institute Ltd.	1,255,412	24,991,149
NTT Data Corp.	2,333,200	30,136,297
Obic Co. Ltd.	238,900	27,345,942
Otsuka Corp.	385,000	14,308,964

		174,652,190

Leisure Products — 1.0%
Bandai Namco Holdings Inc.	739,698	43,554,689
Sankyo Co. Ltd.	166,900	5,778,487
Sega Sammy Holdings Inc.	641,500	8,799,510
Shimano Inc.	274,500	39,489,519
Yamaha Corp.	531,400	22,954,157

		120,576,362

Machinery — 5.0%
Amada Holdings Co. Ltd.	1,262,000	13,161,562
Daifuku Co. Ltd.	374,900	17,730,444
FANUC Corp.	717,300	124,714,037
Hino Motors Ltd.	1,066,600	8,400,561
Hitachi Construction Machinery Co. Ltd.	397,900	8,509,426
Hoshizaki Corp.	201,600	14,510,566
IHI Corp.	543,600	10,595,962
JTEKT Corp.	762,800	8,278,728
Kawasaki Heavy Industries Ltd.	524,900	10,300,690
Komatsu Ltd.	3,419,600	72,712,207
Kubota Corp.	3,878,900	55,728,697
Kurita Water Industries Ltd.	367,800	9,573,992
Makita Corp.	828,600	24,394,696
MINEBEA MITSUMI Inc.	1,346,000	20,809,138
MISUMI Group Inc.	1,050,100	23,822,514
Mitsubishi Heavy Industries Ltd.	1,186,500	44,622,997
Nabtesco Corp.	417,700	12,021,984

Security	Shares	Value

Machinery (continued)
NGK Insulators Ltd.	971,900	$13,056,945
NSK Ltd.	1,326,500	10,647,492
SMC Corp./Japan	212,800	80,472,863
Sumitomo Heavy Industries Ltd.	409,100	11,774,464
THK Co. Ltd.	446,800	10,388,642

		606,228,607

Marine — 0.1%
Mitsui OSK Lines Ltd.	426,100	10,043,829
Nippon Yusen KK	563,500	8,419,718

		18,463,547

Media — 0.5%
CyberAgent Inc.	375,400	16,940,657
Dentsu Inc.	801,500	27,410,099
Hakuhodo DY Holdings Inc.	860,300	12,716,668

		57,067,424

Metals & Mining — 1.0%
Hitachi Metals Ltd.	794,700	8,565,046
JFE Holdings Inc.	1,820,250	21,324,423
Kobe Steel Ltd.	1,137,300	5,935,882
Maruichi Steel Tube Ltd.	210,300	5,119,555
Mitsubishi Materials Corp.	414,300	10,050,615
Nippon Steel Corp.	2,990,770	41,869,935
Sumitomo Metal Mining Co. Ltd.	861,000	24,265,688

		117,131,144

Multiline Retail — 0.6%
Isetan Mitsukoshi Holdings Ltd.	1,244,660	9,439,458
J Front Retailing Co. Ltd.	850,600	9,632,307
Marui Group Co. Ltd.	705,100	14,049,522
Pan Pacific International Holdings Corp.	1,639,200	25,650,866
Ryohin Keikaku Co. Ltd.	875,000	15,093,740

		73,865,893

Oil, Gas & Consumable Fuels — 0.8%
Idemitsu Kosan Co. Ltd.	726,529	19,541,573
Inpex Corp.	3,790,700	32,819,759
JXTG Holdings Inc.	11,909,295	49,266,300

		101,627,632

Paper & Forest Products — 0.1%
Oji Holdings Corp.	3,187,700	14,865,622

Personal Products — 2.4%
Kao Corp.	1,809,600	130,829,247
Kobayashi Pharmaceutical Co. Ltd.	181,900	13,641,001
Kose Corp.	123,300	21,199,538
Pola Orbis Holdings Inc.	340,800	8,110,234
Shiseido Co. Ltd.	1,480,800	121,231,824

		295,011,844

Pharmaceuticals — 6.1%
Astellas Pharma Inc.	6,964,850	96,587,302
Chugai Pharmaceutical Co. Ltd.	828,100	59,292,100
Daiichi Sankyo Co. Ltd.	2,100,169	138,857,092
Eisai Co. Ltd.	933,800	47,769,881
Hisamitsu Pharmaceutical Co. Inc.	195,400	7,915,776
Kyowa Kirin Co. Ltd.	898,400	16,462,273
Mitsubishi Tanabe Pharma Corp.	833,900	9,223,219
Ono Pharmaceutical Co. Ltd.	1,406,700	26,008,279
Otsuka Holdings Co. Ltd.	1,445,200	59,485,410
Santen Pharmaceutical Co. Ltd.	1,357,600	23,802,286
Shionogi & Co. Ltd.	996,400	53,459,871

SCHEDULE OF INVESTMENTS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Sumitomo Dainippon Pharma Co. Ltd.	587,400	$10,270,992
Taisho Pharmaceutical Holdings Co. Ltd.	133,400	9,300,108
Takeda Pharmaceutical Co. Ltd.	5,504,400	186,167,940

		744,602,529

Professional Services — 1.2%
Persol Holdings Co. Ltd.	657,200	13,355,131
Recruit Holdings Co. Ltd.	4,396,300	133,324,129

		146,679,260

Real Estate Management & Development — 2.9%
Aeon Mall Co. Ltd.	380,400	5,988,491
Daito Trust Construction Co. Ltd.	265,200	34,179,057
Daiwa House Industry Co. Ltd.	2,096,800	65,820,694
Hulic Co. Ltd.	983,700	9,397,257
Mitsubishi Estate Co. Ltd.	4,378,300	83,899,027
Mitsui Fudosan Co. Ltd.	3,303,900	79,247,533
Nomura Real Estate Holdings Inc.	463,300	9,829,494
Sumitomo Realty & Development Co. Ltd.	1,234,400	46,459,353
Tokyu Fudosan Holdings Corp.	2,262,800	14,048,567

		348,869,473

Road & Rail — 4.4%
Central Japan Railway Co.	533,100	105,545,212
East Japan Railway Co.	1,130,200	107,701,474
Hankyu Hanshin Holdings Inc.	846,700	32,106,717
Keikyu Corp.	817,000	14,993,792
Keio Corp.	380,100	23,777,512
Keisei Electric Railway Co. Ltd.	478,200	18,831,561
Kintetsu Group Holdings Co. Ltd.(b)	635,100	31,651,788
Kyushu Railway Co.	591,100	17,736,620
Nagoya Railroad Co. Ltd.	675,200	20,132,913
Nippon Express Co. Ltd.	295,300	15,273,418
Odakyu Electric Railway Co. Ltd.	1,092,000	24,793,631
Seibu Holdings Inc.	757,800	12,872,141
Tobu Railway Co. Ltd.	707,200	21,720,024
Tokyu Corp.	1,854,200	33,172,790
West Japan Railway Co.	605,900	51,088,652

		531,398,245

Semiconductors & Semiconductor Equipment — 1.7%
Advantest Corp.	736,900	30,303,533
Disco Corp.	99,100	18,019,030
Renesas Electronics Corp.(a)(b)	2,773,400	17,349,264
Rohm Co. Ltd.	351,000	25,065,524
SUMCO Corp.	923,500	11,458,378
Tokyo Electron Ltd.	580,952	104,018,020

		206,213,749

Software — 0.3%
Oracle Corp. Japan	141,500	12,197,701
Trend Micro Inc./Japan	468,900	22,750,342

		34,948,043

Specialty Retail — 1.9%
ABC-Mart Inc.	121,700	7,785,039
Fast Retailing Co. Ltd.	216,800	127,124,518
Hikari Tsushin Inc.	76,600	17,969,193
Nitori Holdings Co. Ltd.(b)	296,800	42,851,383
Shimamura Co. Ltd.	81,100	6,341,608
USS Co. Ltd.	811,400	15,349,675
Yamada Denki Co. Ltd.	2,325,800	10,955,768

		228,377,184

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 2.1%
Brother Industries Ltd.	826,000	$14,318,527
Canon Inc.	3,703,350	96,330,014
FUJIFILM Holdings Corp.	1,333,700	57,157,674
Konica Minolta Inc.	1,674,300	11,924,922
NEC Corp.	927,200	39,745,254
Ricoh Co. Ltd.	2,482,200	22,987,447
Seiko Epson Corp.	1,034,000	13,764,586

		256,228,424

Tobacco — 0.8%
Japan Tobacco Inc.	4,442,500	94,190,459

Trading Companies & Distributors — 3.7%
ITOCHU Corp.	4,988,500	99,563,213
Marubeni Corp.	5,793,700	37,012,652
Mitsubishi Corp.	5,005,100	121,891,596
Mitsui & Co. Ltd.	6,128,500	96,016,727
MonotaRO Co. Ltd.(b)	464,200	11,418,590
Sumitomo Corp.	4,400,300	66,017,973
Toyota Tsusho Corp.	788,300	24,470,757

		456,391,508

Transportation Infrastructure — 0.1%
Japan Airport Terminal Co. Ltd.	186,700	7,449,004
Kamigumi Co. Ltd.	398,600	9,346,793

		16,795,797

Wireless Telecommunication Services — 5.5%
KDDI Corp.	6,562,200	175,268,143
NTT DOCOMO Inc.	4,939,600	124,810,469
Softbank Corp.	6,204,500	87,124,285
SoftBank Group Corp.	6,112,600	277,800,955

		665,003,852

Total Common Stocks — 99.7% (Cost: $13,764,849,941)		12,137,028,032

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.25%(c)(d)(e)	53,752,562	53,779,438
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.02%(c)(d)	5,212,000	5,212,000

		58,991,438

Total Short-Term Investments — 0.5% (Cost: $58,979,195)		58,991,438

Total Investments in Securities — 100.2% (Cost: $13,823,829,136)		12,196,019,470

Other Assets, Less Liabilities — (0.2)%		(25,845,229)

Net Assets — 100.0%		$12,170,174,241

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	71,651,613	(17,899,051)	53,752,562	$53,779,438	$1,809,016	(b)	$38,635		$(5,592)
BlackRock Cash Funds: Treasury, SL Agency Shares	6,517,877	(1,305,877)	5,212,000	5,212,000	201,896		—		—

				$58,991,438	$2,010,912		$38,635		$(5,592)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	220	09/12/19	$31,297	$(774,214)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$774,214

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(16,700,845)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(301,672)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$85,488,249

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$12,137,028,032	$—	$—	$12,137,028,032
Money Market Funds	58,991,438	—	—	58,991,438

	$12,196,019,470	$—	$—	$12,196,019,470

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(774,214)	$—	$—	$(774,214)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Mexico ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.7%
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)	3,270,100	$2,894,132
Grupo Aeromexico SAB de CV(a)(b)	2,027,043	1,541,458

		4,435,590

Banks — 13.6%
Banco del Bajio SA(c)	3,221,230	5,377,505
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	8,078,850	10,253,988
Grupo Financiero Banorte SAB de CV, Class O	9,667,161	51,941,272
Grupo Financiero Inbursa SAB de CV, Class O	10,113,592	12,483,769
Regional SAB de CV	1,099,100	4,972,669

		85,029,203

Beverages — 13.7%
Arca Continental SAB de CV	1,953,129	10,220,588
Coca-Cola Femsa SAB de CV	1,281,043	7,568,611
Fomento Economico Mexicano SAB de CV	7,451,610	67,965,216

		85,754,415

Building Products — 0.1%
Grupo Rotoplas SAB de CV(b)	1,399,000	945,348

Capital Markets — 0.6%
Bolsa Mexicana de Valores SAB de CV	2,134,387	3,921,576

Chemicals — 1.3%
Mexichem SAB de CV	4,621,318	8,463,256

Construction Materials — 4.5%
Cemex SAB de CV, CPO	64,250,329	23,917,196
Grupo Cementos de Chihuahua SAB de CV	789,700	4,131,658

		28,048,854

Consumer Finance — 1.1%
Credito Real SAB de CV SOFOM ER	1,500,274	1,661,975
Gentera SAB de CV	4,987,106	3,727,813
Unifin Financiera SAB de CV SOFOM ENR	794,048	1,401,553

		6,791,341

Diversified Telecommunication Services — 0.7%
Telesites SAB de CV(a)	6,544,746	4,083,301

Equity Real Estate Investment Trusts (REITs) — 5.8%
Concentradora Fibra Danhos SA de CV	1,569,500	2,081,232
Concentradora Fibra Hotelera Mexicana SA de CV(c)	4,747,390	2,084,227
Fibra Uno Administracion SA de CV	13,271,000	18,312,216
Macquarie Mexico Real Estate Management SA de CV(c)	3,919,000	4,728,075
PLA Administradora Industrial S. de RL de CV	3,848,200	5,553,548
Prologis Property Mexico SA de CV	1,896,600	3,700,171

		36,459,469

Food & Staples Retailing — 9.9%
Grupo Comercial Chedraui SA de CV	1,781,100	2,491,409
La Comer SAB de CV(a)(b)	2,645,155	3,189,927
Wal-Mart de Mexico SAB de CV	19,863,733	56,154,939

		61,836,275

Food Products — 4.5%
Gruma SAB de CV, Series B	942,265	8,764,732
Grupo Bimbo SAB de CV, Series A	7,158,804	12,510,957
Grupo Herdez SAB de CV	1,267,044	2,637,998
Industrias Bachoco SAB de CV, Series B	959,700	4,383,109

		28,296,796

Security	Shares	Value

Gas Utilities — 1.6%
Infraestructura Energetica Nova SAB de CV	2,352,500	$9,884,951

Hotels, Restaurants & Leisure — 1.1%
Alsea SAB de CV(a)	2,475,166	5,271,730
Hoteles City Express SAB de CV(a)(b)	2,189,900	1,906,477

		7,178,207

Household Durables — 0.2%
Consorcio ARA SAB de CV	5,843,019	1,094,812

Household Products — 2.2%
Kimberly-Clark de Mexico SAB de CV, Class A	6,757,454	13,799,691

Industrial Conglomerates — 2.8%
Alfa SAB de CV, Class A	13,162,051	11,229,014
Grupo Carso SAB de CV, Series A1	2,090,333	6,005,223

		17,234,237

Insurance — 0.6%
Qualitas Controladora SAB de CV	1,045,500	3,515,192

Media — 3.9%
Grupo Televisa SAB, CPO(b)	10,243,647	18,091,002
Megacable Holdings SAB de CV, CPO	1,360,300	5,546,366
TV Azteca SAB de CV, CPO	12,113,839	670,068

		24,307,436

Metals & Mining — 5.6%
Grupo Mexico SAB de CV, Series B	11,883,986	27,336,457
Industrias Penoles SAB de CV(b)	638,138	7,651,748

		34,988,205

Mortgage Real Estate Investment — 0.3%
Concentradora Hipotecaria SAPI de CV(b)	2,125,300	1,959,324

Multiline Retail — 0.7%
El Puerto de Liverpool SAB de CV, Series C1, NVS(b)	901,165	4,669,030

Pharmaceuticals — 0.6%
Genomma Lab Internacional SAB de CV, Class B(a)(b)	4,259,693	3,564,046

Real Estate Management & Development — 0.9%
Corp Inmobiliaria Vesta SAB de CV	2,904,649	4,463,981
Grupo GICSA SA de CV(a)	4,706,466	1,139,844

		5,603,825

Transportation Infrastructure — 7.2%
Grupo Aeroportuario del Centro Norte SAB de CV	1,438,192	8,439,021
Grupo Aeroportuario del Pacifico SAB de CV, Series B	1,560,849	14,871,784
Grupo Aeroportuario del Sureste SAB de CV, Class B	902,615	13,262,274
Promotora y Operadora de Infraestructura SAB de CV	1,020,775	8,534,627

		45,107,706

Wireless Telecommunication Services — 15.3%
America Movil SAB de CV, Series L, NVS	131,369,718	95,971,778

Total Common Stocks — 99.5% (Cost: $1,025,917,100)		622,943,864

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	3,758,756	3,760,635

SCHEDULE OF INVESTMENTS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Mexico ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	371,000	$371,000

		4,131,635

Total Short-Term Investments — 0.6% (Cost: $4,131,649)		4,131,635

Total Investments in Securities — 100.1% (Cost: $1,030,048,749)		627,075,499

Other Assets, Less Liabilities — (0.1)%		(832,272)

Net Assets — 100.0%		$626,243,227

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	16,322,257	(12,563,501)	3,758,756	$3,760,635	$90,562	(b)	$(899)	$(4,887)
BlackRock Cash Funds: Treasury, SL Agency Shares	734,154	(363,154)	371,000	371,000	18,356		—	—

				$4,131,635	$108,918		$(899)	$(4,887)

(a)	Includes realized capital gain distributions fromanaffiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MEX BOLSA Index	144	09/20/19	$ 3,063	$83,656

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$83,656

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Mexico ETF

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(553,811)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$93,001

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,391,113

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$622,943,864	$—	$—	$622,943,864
Money Market Funds	4,131,635	—	—	4,131,635

	$627,075,499	$—	$—	$627,075,499

Derivative financial instruments(a)
Assets
Futures Contracts	$83,656	$—	$—	$83,656

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

Schedule of Investments August 31, 2019	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
Korea Aerospace Industries Ltd.	568,069	$18,431,465

Air Freight & Logistics — 0.5%
Hyundai Glovis Co. Ltd.	150,922	19,936,033

Airlines — 0.2%
Korean Air Lines Co. Ltd.	461,155	8,452,129

Auto Components — 3.2%
Hankook Tire & Technology Co. Ltd.	598,911	14,413,420
Hanon Systems	1,562,170	14,960,720
Hyundai Mobis Co. Ltd.	454,928	93,333,010

		122,707,150

Automobiles — 4.5%
Hyundai Motor Co.	1,017,341	107,928,436
Kia Motors Corp.	1,815,047	65,484,049

		173,412,485

Banks — 7.9%
BNK Financial Group Inc.	2,312,283	12,790,337
Hana Financial Group Inc.	2,007,670	53,869,371
Industrial Bank of Korea	1,935,979	19,819,310
KB Financial Group Inc.	2,620,359	85,885,038
Shinhan Financial Group Co. Ltd.	2,926,674	98,461,891
Woori Financial Group Inc.	3,317,087	32,588,925

		303,414,872

Biotechnology — 3.0%
Celltrion Inc.(a)(b)	589,505	76,410,555
Helixmith Co. Ltd.(a)(b)	141,548	21,373,894
Medy-Tox Inc.	37,848	10,998,965
SillaJen Inc.(a)(b)	651,033	5,643,630

		114,427,044

Building Products — 0.3%
KCC Corp.	53,670	9,991,814

Capital Markets — 1.9%
Korea Investment Holdings Co. Ltd.	315,919	18,857,332
Meritz Securities Co. Ltd.	2,727,012	10,705,422
Mirae Asset Daewoo Co. Ltd.	2,997,494	18,411,852
NH Investment & Securities Co. Ltd.	1,193,365	12,118,381
Samsung Securities Co. Ltd.	514,850	15,004,504

		75,097,491

Chemicals — 3.6%
Hanwha Chemical Corp.	875,886	12,510,075
Kumho Petrochemical Co. Ltd.	165,876	9,627,313
LG Chem Ltd.	305,599	83,385,320
Lotte Chemical Corp.	124,289	23,087,740
OCI Co. Ltd.	174,948	9,590,545

		138,200,993

Commercial Services & Supplies — 0.3%
S-1 Corp.	150,907	12,583,370

Construction & Engineering — 2.2%
Daelim Industrial Co. Ltd.	227,898	18,382,361
Daewoo Engineering & Construction Co. Ltd.(a)	2,132,589	7,359,523
GS Engineering & Construction Corp.	496,670	13,285,538
HDC Hyundai Development Co-Engineering & Construction, Class E	278,493	8,242,703
Hyundai Engineering & Construction Co. Ltd.	584,710	19,960,998

Security	Shares	Value

Construction & Engineering (continued)
Samsung Engineering Co. Ltd.(a)	1,235,098	$15,805,175

		83,036,298

Construction Materials — 0.3%
POSCO Chemical Co. Ltd.(b)	230,434	10,025,900

Consumer Finance — 0.2%
Samsung Card Co. Ltd.	296,579	8,116,899

Diversified Telecommunication Services — 0.3%
LG Uplus Corp.	992,336	10,814,312

Electric Utilities — 1.0%
Korea Electric Power Corp.(a)	1,764,213	37,214,152

Electronic Equipment, Instruments & Components — 3.5%
LG Display Co. Ltd.(a)(b)	1,753,495	20,195,051
LG Innotek Co. Ltd.	125,019	10,166,664
Samsung Electro-Mechanics Co. Ltd.(b)	393,089	28,915,773
Samsung SDI Co. Ltd.	369,986	76,211,770

		135,489,258

Entertainment — 2.1%
NCSoft Corp.	121,196	53,731,477
Netmarble Corp.(a)(b)(c)	202,400	15,740,830
Pearl Abyss Corp.(a)(b)	62,165	9,992,591

		79,464,898

Food & Staples Retailing — 0.9%
BGF retail Co. Ltd.	70,093	11,776,203
E-MART Inc.	165,129	15,814,212
GS Retail Co. Ltd.	266,412	8,511,987

		36,102,402

Food Products — 0.9%
CJ CheilJedang Corp.	67,992	12,826,561
Orion Corp./Republic of Korea	194,169	14,443,448
Ottogi Corp.	14,131	6,661,549

		33,931,558

Gas Utilities — 0.2%
Korea Gas Corp.	270,820	8,731,080

Health Care Providers & Services — 0.4%
Celltrion Healthcare Co. Ltd.(a)	408,195	14,979,788

Hotels, Restaurants & Leisure — 0.5%
Kangwon Land Inc.	897,245	20,926,457

Household Durables — 1.7%
LG Electronics Inc.	731,317	37,011,131
Woongjin Coway Co. Ltd.	384,414	26,722,525

		63,733,656

Industrial Conglomerates — 3.8%
CJ Corp.	140,076	9,425,134
Hanwha Corp.	428,072	8,658,629
LG Corp.	663,262	38,988,032
Lotte Corp.	287,438	7,914,186
Samsung C&T Corp.	579,600	41,343,604
SK Holdings Co. Ltd.	240,231	39,666,625

		145,996,210

Insurance — 2.9%
DB Insurance Co. Ltd.	388,925	15,380,398
Hanwha Life Insurance Co. Ltd.	3,614,781	7,580,222
Hyundai Marine & Fire Insurance Co. Ltd.	547,788	10,808,779
Orange Life Insurance Ltd.(c)	358,836	7,984,008

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Samsung Fire & Marine Insurance Co. Ltd.	212,282	$40,134,223
Samsung Life Insurance Co. Ltd.	497,181	27,994,010

		109,881,640

Interactive Media & Services — 3.9%
Kakao Corp.	358,550	39,814,221
NAVER Corp.	925,164	111,898,061

		151,712,282

Internet & Direct Marketing Retail — 0.3%
CJ ENM Co. Ltd.	91,505	12,155,339

IT Services — 1.0%
Samsung SDS Co. Ltd.	242,820	39,292,235

Leisure Products — 0.3%
HLB Inc.(a)(b)	341,324	11,905,832

Life Sciences Tools & Services — 0.7%
Samsung Biologics Co. Ltd.(a)(b)(c)	116,932	25,968,799

Machinery — 2.3%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	388,548	8,757,367
Doosan Bobcat Inc.	447,505	13,245,040
Hyundai Heavy Industries Holdings Co. Ltd.	73,848	20,211,031
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	283,953	25,787,269
Samsung Heavy Industries Co. Ltd.(a)	3,326,225	21,282,348

		89,283,055

Marine — 0.3%
Pan Ocean Co. Ltd.(a)	2,503,710	10,045,846

Media — 0.4%
Cheil Worldwide Inc.	641,275	13,977,016

Metals & Mining — 3.4%
Hyundai Steel Co.	605,636	18,650,339
Korea Zinc Co. Ltd.	64,007	22,987,034
POSCO	512,319	89,246,075

		130,883,448

Multiline Retail — 0.8%
Hyundai Department Store Co. Ltd.	141,524	9,113,620
Lotte Shopping Co. Ltd.	101,138	11,355,846
Shinsegae Inc.	63,289	12,069,976

		32,539,442

Oil, Gas & Consumable Fuels — 2.5%
GS Holdings Corp.	400,764	15,881,669
SK Innovation Co. Ltd.	402,164	54,783,950
S-Oil Corp.	325,472	25,984,019

		96,649,638

Personal Products — 2.5%
Amorepacific Corp.	231,888	24,887,876
AMOREPACIFIC Group	250,113	12,183,007
LG Household & Health Care Ltd.	62,728	61,057,843

		98,128,726

Pharmaceuticals — 1.0%
Celltrion Pharm Inc.(a)(b)	216,341	5,911,981
Hanmi Pharm Co. Ltd.	53,522	12,394,569
Hanmi Science Co. Ltd.	172,168	5,813,557
Yuhan Corp.	76,490	14,492,842

		38,612,949

Road & Rail — 0.3%
CJ Logistics Corp.(a)	83,665	9,877,478

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 6.0%
SK Hynix Inc.	3,593,250	$229,612,012

Specialty Retail — 0.4%
Hotel Shilla Co. Ltd.	246,544	16,039,354

Technology Hardware, Storage & Peripherals — 22.1%
Samsung Electronics Co. Ltd.	23,390,234	849,676,199

Textiles, Apparel & Luxury Goods — 0.4%
Fila Korea Ltd.(b)	369,654	17,456,519

Tobacco — 1.7%
KT&G Corp.	785,937	66,184,168

Trading Companies & Distributors — 0.2%
Posco International Corp.	524,118	7,940,198

Wireless Telecommunication Services — 0.7%
SK Telecom Co. Ltd.	145,725	28,814,149

Total Common Stocks — 98.0% (Cost: $2,556,030,154)		3,771,854,038

Preferred Stocks

Automobiles — 0.8%
Hyundai Motor Co.
Preference Shares, NVS	199,870	12,540,863
Series 2, Preference Shares, NVS	284,001	20,258,152

		32,799,015

Chemicals — 0.3%
LG Chem Ltd., Preference Shares, NVS	71,176	10,577,238

Personal Products — 0.5%
Amorepacific Corp., Preference Shares, NVS	110,410	6,581,302
LG Household & Health Care Ltd., Preference Shares, NVS	18,658	11,183,247

		17,764,549

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS	83,700	2,546,415

Total Preferred Stocks — 1.7% (Cost: $52,555,869)		63,687,217

Short-Term Investments

Money Market Funds — 5.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	202,603,206	202,704,508
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	6,894,000	6,894,000

		209,598,508

Total Short-Term Investments — 5.4% (Cost: $209,546,661)		209,598,508

Total Investments in Securities — 105.1% (Cost: $2,818,132,684)		4,045,139,763

Other Assets, Less Liabilities — (5.1)%		(196,575,580)

Net Assets — 100.0%		$3,848,564,183

(a)	Non-income producing security.

SCHEDULE OF INVESTMENTS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI South Korea ETF

(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	289,663,819	(87,060,613)	202,603,206	$202,704,508	$7,614,244	(b)	$25,852		$(8,280)
BlackRock Cash Funds: Treasury, SL Agency Shares	3,563,166	3,330,834	6,894,000	6,894,000	232,694		—		—

				$209,598,508	$7,846,938		$25,852		$(8,280)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
KOSPI 200 Index	213	09/11/19	$11,393	$(788,202)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$788,202

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$2,463,655

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(796,175)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$25,369,957

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI South Korea ETF

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,771,854,038	$—	$—	$3,771,854,038
Preferred Stocks	63,687,217	—	—	63,687,217
Money Market Funds	209,598,508	—	—	209,598,508

	$4,045,139,763	$—	$—	$4,045,139,763

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(788,202)	$—	$—	$(788,202)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

Statements of Assets and Liabilities

August 31, 2019

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,383,864,238	$2,606,399,086	$12,137,028,032	$622,943,864
Affiliated(c)	603,000	53,319,598	58,991,438	4,131,635
Cash	196	698	822	660
Foreign currency, at value(d)	3,788,691	6,982,400	13,854,923	2,145,283
Foreign currency collateral pledged:
Futures contracts(e)	702,048	423,691	774,026	221,257
Receivables:
Investments sold	—	28,687	—	1,604,755
Securities lending income — Affiliated	—	235,310	31,876	3,578
Variation margin on futures contracts	221,525	35,477	387,326	44,228
Capital shares sold	—	—	—	117,148
Dividends	11,008,408	4,639,473	17,736,996	17,417
Tax reclaims	—	—	384,381	—

Total assets	1,400,188,106	2,672,064,420	12,229,189,820	631,229,825

LIABILITIES
Collateral on securities loaned, at value	—	52,327,692	53,732,417	3,760,707
Payables:
Investments purchased	—	132	—	956,331
Capital shares redeemed	—	28,687	—	—
Investment advisory fees	597,904	1,121,577	5,283,162	269,560

Total liabilities	597,904	53,478,088	59,015,579	4,986,598

NET ASSETS	$1,399,590,202	$2,618,586,332	$12,170,174,241	$626,243,227

NET ASSETS CONSIST OF:
Paid-in capital	$1,853,775,544	$3,608,113,290	$14,869,148,712	$1,316,243,535
Accumulated loss	(454,185,342)	(989,526,958)	(2,698,974,471)	(690,000,308)

NET ASSETS	$1,399,590,202	$2,618,586,332	$12,170,174,241	$626,243,227

Shares outstanding	64,600,000	92,800,000	225,150,000	15,100,000

Net asset value	$21.67	$28.22	$54.05	$41.47

Shares authorized	627.8 million	340.2 million	2.5246 billion	255 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$49,195,176	$50,786,114	$2,067,705
(b) Investments, at cost — Unaffiliated	$1,604,692,649	$3,003,458,599	$13,764,849,941	$1,025,917,100
(c) Investments, at cost — Affiliated	$603,000	$53,307,778	$58,979,195	$4,131,649
(d) Foreign currency, at cost	$3,786,644	$6,976,469	$13,824,690	$2,142,210
(e) Foreign currency collateral pledged, at cost	$711,147	$427,011	$752,732	$225,203

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

August 31, 2019

iShares MSCI South Korea ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,835,541,255
Affiliated(c)	209,598,508
Cash	110
Foreign currency, at value(d)	1,167
Foreign currency collateral pledged:
Futures contracts(e)	8,339,878
Receivables:
Securities lending income — Affiliated	410,552
Dividends	47,513

Total assets	4,053,938,983

LIABILITIES
Collateral on securities loaned, at value	202,645,625
Payables:
Variation margin on futures contracts	787,744
Investment advisory fees	1,920,926
Foreign taxes	20,505

Total liabilities	205,374,800

NET ASSETS	$3,848,564,183

NET ASSETS CONSIST OF:
Paid-in capital	$3,632,029,717
Accumulated earnings	216,534,466

NET ASSETS	$3,848,564,183

Shares outstanding	72,150,000

Net asset value	$53.34

Shares authorized	200 million

Par value	$0.001

(a) Securities loaned, at value	$192,933,589
(b) Investments, at cost — Unaffiliated	$2,608,586,023
(c) Investments, at cost — Affiliated	$209,546,661
(d) Foreign currency, at cost	$1,166
(e) Foreign currency collateral pledged, at cost	$9,037,696

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Operations

Year Ended August 31, 2019

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$66,683,631	$84,412,695	$353,363,951	$30,374,380
Dividends — Affiliated	27,322	36,492	201,896	18,356
Interest — Unaffiliated	222	5,363	—	13,016
Securities lending income — Affiliated — net	30,501	1,365,085	1,809,016	90,562
Foreign taxes withheld	(809,883)	(12,628,449)	(35,304,535)	(1,728,606)

Total investment income	65,931,793	73,191,186	320,070,328	28,767,708

EXPENSES
Investment advisory fees	6,308,138	13,140,170	72,804,526	4,807,338

Total expenses	6,308,138	13,140,170	72,804,526	4,807,338

Net investment income	59,623,655	60,051,016	247,265,802	23,960,370

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(48,785,015)	(168,999,775)	(383,622,357)	(33,085,774)
Investments — Affiliated	1,577	(2,356)	38,635	(899)
In-kind redemptions — Unaffiliated	14,406,357	65,291,073	807,368,857	(66,220,255)
Futures contracts	102,603	147,642	(16,700,845)	(553,811)
Foreign currency transactions	(238,313)	(141,379)	2,598,205	(250,351)

Net realized gain (loss)	(34,512,791)	(103,704,795)	409,682,495	(100,111,090)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(9,951,917)	18,630,760	(1,725,707,781)	(63,180,464)
Investments — Affiliated	(1,144)	10,416	(5,592)	(4,887)
Futures contracts	(73,539)	57,064	(301,672)	93,001
Foreign currency translations	31,585	(17,470)	272,592	239,204

Net change in unrealized appreciation (depreciation)	(9,995,015)	18,680,770	(1,725,742,453)	(62,853,146)

Net realized and unrealized loss	(44,507,806)	(85,024,025)	(1,316,059,958)	(162,964,236)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,115,849	$(24,973,009)	$(1,068,794,156)	$(139,003,866)

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended August 31, 2019

iShares MSCI South Korea ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$102,863,654
Dividends — Affiliated	232,694
Interest — Unaffiliated	1,363
Securities lending income — Affiliated — net	7,614,244
Foreign taxes with held	(15,771,599)
Other foreign taxes	(20,856)

Total investment income	94,919,500

EXPENSES
Investment advisory fees	25,262,393

Total expenses	25,262,393

Net investment income	69,657,107

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(154,928,760)
Investments — Affiliated	25,852
Futures contracts	2,463,655
Foreign currency transactions	(1,564,954)

Net realized loss	(154,004,207)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(821,937,604)
Investments — Affiliated	(8,280)
Futures contracts	(796,175)
Foreign currency translations	(506,945)

Net change in unrealized appreciation (depreciation)	(823,249,004)

Net realized and unrealized loss	(977,253,211)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(907,596,104)

(a) Net of foreign capital gain tax of	$155,722

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	iShares MSCI Australia ETF		iShares MSCI Canada ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$59,623,655	$64,332,341	$60,051,016	$59,726,961
Net realized gain (loss)	(34,512,791)	50,011,791	(103,704,795)	136,191,288
Net change in unrealized appreciation (depreciation)	(9,995,015)	(43,294,526)	18,680,770	(30,882,799)

Net increase (decrease) in net assets resulting from operations	15,115,849	71,049,606	(24,973,009)	165,035,450

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(71,965,308)	(70,243,817)	(63,960,878)	(62,114,985)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	93,669,497	(403,947,951)	(287,106,743)	(236,213,205)

NET ASSETS(b)
Total increase (decrease) in net assets	36,820,038	(403,142,162)	(376,040,630)	(133,292,740)
Beginning of year	1,362,770,164	1,765,912,326	2,994,626,962	3,127,919,702

End of year	$1,399,590,202	$1,362,770,164	$2,618,586,332	$2,994,626,962

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (continued)

	iShares MSCI Japan ETF		iShares MSCI Mexico ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$247,265,802	$282,498,661	$23,960,370	$20,797,009
Net realized gain (loss)	409,682,495	941,647,734	(100,111,090)	(73,800,013)
Net change in unrealized appreciation (depreciation)	(1,725,742,453)	60,627,778	(62,853,146)	(90,670,280)

Net increase (decrease) in net assets resulting from operations	(1,068,794,156)	1,284,774,173	(139,003,866)	(143,673,284)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(229,873,912)	(279,038,333)	(25,697,670)	(22,542,336)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(3,504,195,955)	(50,386,475)	(377,985,490)	14,504,278

NET ASSETS(b)
Total increase (decrease) in net assets	(4,802,864,023)	955,349,365	(542,687,026)	(151,711,342)
Beginning of year	16,973,038,264	16,017,688,899	1,168,930,253	1,320,641,595

End of year	$12,170,174,241	$16,973,038,264	$626,243,227	$1,168,930,253

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	iShares MSCI South Korea ETF
	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$69,657,107	$52,988,296
Net realized gain (loss)	(154,004,207)	37,400,518
Net change in unrealized appreciation (depreciation)	(823,249,004)	(23,002,777)

Net increase (decrease) in net assets resulting from operations	(907,596,104)	67,386,037

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(52,766,055)	(118,169,941)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	902,035,428	173,037,055

NET ASSETS(b)
Total increase (decrease) in net assets	(58,326,731)	122,253,151
Beginning of year	3,906,890,914	3,784,637,763

End of year	$3,848,564,183	$3,906,890,914

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (For a share outstanding throughout each period)

	iShares MSCI Australia ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/17	08/31/16	08/31/15

Net asset value, beginning of year	$22.56	$22.58	$20.30	$18.66	$27.15

Net investment income(a)	1.00	0.90	0.84	0.84	1.23
Net realized and unrealized gain (loss)(b)	(0.70)	0.07	2.45	1.59	(8.49)

Net increase (decrease) from investment operations	0.30	0.97	3.29	2.43	(7.26)

Distributions(c)
From net investment income	(1.19)	(0.99)	(1.01)	(0.79)	(1.23)

Total distributions	(1.19)	(0.99)	(1.01)	(0.79)	(1.23)

Net asset value, end of year	$21.67	$22.56	$22.58	$20.30	$18.66

Total Return
Based on net asset value	1.75%	4.43%	16.70%	13.36%	(27.31)%

Ratios to Average Net Assets
Total expenses	0.50%	0.47%	0.49%	0.48%	0.48%

Net investment income	4.68%	3.95%	3.90%	4.41%	5.37%

Supplemental Data
Net assets, end of year (000)	$1,399,590	$1,362,770	$1,765,912	$1,668,702	$1,228,063

Portfolio turnover rate(d)	9%	3%	4%	7%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Canada ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/17	08/31/16	08/31/15

Net asset value, beginning of year	$28.79	$27.83	$25.33	$24.02	$32.93

Net investment income(a)	0.62	0.58	0.51	0.51	0.54
Net realized and unrealized gain (loss)(b)	(0.53)	0.97	2.47	1.29	(8.85)

Net increase (decrease) from investment operations	0.09	1.55	2.98	1.80	(8.31)

Distributions(c)
From net investment income	(0.66)	(0.59)	(0.48)	(0.49)	(0.60)

Total distributions	(0.66)	(0.59)	(0.48)	(0.49)	(0.60)

Net asset value, end of year	$28.22	$28.79	$27.83	$25.33	$24.02

Total Return
Based on net asset value	0.56%	5.61%	11.88%	7.73%	(25.48)%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%	0.49%	0.48%	0.48%

Net investment income	2.26%	2.01%	1.93%	2.18%	1.92%

Supplemental Data
Net assets, end of year (000)	$2,618,586	$2,994,627	$3,127,920	$3,097,794	$1,931,454

Portfolio turnover rate(d)	6%	3%	6%	4%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Japan ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/17 (a)	08/31/16 (a)	08/31/15 (a)

Net asset value, beginning of year	$58.45	$54.57	$49.05	$48.61	$47.32

Net investment income(b)	0.92	0.87	0.49	0.72	0.60
Net realized and unrealized gain (loss)(c)	(4.43)	3.87	5.96	0.44	1.22

Net increase (decrease) from investment operations	(3.51)	4.74	6.45	1.16	1.82

Distributions(d)
From net investment income	(0.89)	(0.86)	(0.93)	(0.72)	(0.53)

Total distributions	(0.89)	(0.86)	(0.93)	(0.72)	(0.53)

Net asset value, end of year	$54.05	$58.45	$54.57	$49.05	$48.61

Total Return
Based on net asset value	(5.96)%	8.67%	13.31%	2.44%	3.84%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%	0.49%	0.48%	0.48%

Net investment income	1.68%	1.46%	1.45%	1.53%	1.20%

Supplemental Data
Net assets, end of year (000)	$12,170,174	$16,973,038	$16,017,689	$14,015,180	$19,147,802

Portfolio turnover rate(e)	7%	4%	4%	4%	2%

(a)	Per share amounts reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Mexico ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/17	08/31/16	08/31/15

Net asset value, beginning of year	$50.38	$56.68	$50.48	$52.70	$71.51

Net investment income(a)	1.09	0.95	0.88	0.93	0.68
Net realized and unrealized gain (loss)(b)	(8.75)	(6.17)	6.10	(1.82)	(18.56)

Net increase (decrease) from investment operations	(7.66)	(5.22)	6.98	(0.89)	(17.88)

Distributions(c)
From net investment income	(1.25)	(1.08)	(0.78)	(1.33)	(0.93)

Total distributions	(1.25)	(1.08)	(0.78)	(1.33)	(0.93)

Net asset value, end of year	$41.47	$50.38	$56.68	$50.48	$52.70

Total Return
Based on net asset value	(15.23)%	(9.02)%	14.03%	(1.68)%	(25.10)%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%	0.49%	0.48%	0.48%

Net investment income	2.46%	1.87%	1.79%	1.82%	1.10%

Supplemental Data
Net assets, end of year (000)	$626,243	$1,168,930	$1,320,642	$1,317,518	$1,206,942

Portfolio turnover rate(d)	5%	7%	8%	8%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI South Korea ETF
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	08/31/19		08/31/18		08/31/17		08/31/16		08/31/15

Net asset value, beginning of year	$67.65		$68.19		$56.89		$48.15		$66.42

Net investment income(a)	0.97		0.94		0.64		0.56		0.46
Net realized and unrealized gain (loss)(b)	(14.49)		0.70		11.31		9.38		(18.07)

Net increase (decrease) from investment operations	(13.52)		1.64		11.95		9.94		(17.61)

Distributions(c)
From net investment income	(0.79)		(2.18)		(0.65)		(1.20)		(0.66)

Total distributions	(0.79)		(2.18)		(0.65)		(1.20)		(0.66)

Net asset value, end of year	$53.34		$67.65		$68.19		$56.89		$48.15

Total Return
Based on net asset value	(20.08)%		2.15%		21.28%		20.92%		(26.58)%

Ratios to Average Net Assets
Total expenses	0.59%		0.59%		0.62%		0.64%		0.62%

Net investment income	1.62%		1.31%		1.05%		1.09%		0.81%

Supplemental Data
Net assets, end of year (000)	$3,848,564		$3,906,891		$3,784,638		$3,452,970		$3,160,954

Portfolio turnover rate(d)	16	%(e)	18	%(e)	16	%(e)	22	%(e)	24	%(e)

(a)  Based on average shares outstanding.

(b)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(e) Portfolio turnover rate excluding cash creations was as follows:	5%		11%		6%		10%		10%

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Australia	Non-diversified
MSCI Canada	Diversified
MSCI Japan	Diversified
MSCI Mexico	Non-diversified
MSCI South Korea	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105%for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
MSCI Canada
Barclays Capital Inc.	$2,344,125	$2,344,125	$—	$—
BofA Securities, Inc.	90,760	90,760	—	—
Credit Suisse Securities (USA) LLC	12,812,297	12,812,297	—	—
Goldman Sachs & Co.	3,313,685	3,313,685	—	—
JPMorgan Securities LLC	21,662,522	21,662,522	—	—
Morgan Stanley & Co. LLC	2,912,299	2,912,299	—	—
State Street Bank & Trust Company	213,307	213,307	—	—
UBS AG	70,908	70,908	—	—
Wells Fargo Securities LLC	5,775,273	5,775,273	—	—

	$49,195,176	$49,195,176	$—	$—

MSCI Japan
Credit Suisse Securities (USA) LLC	$12,054,887	$12,054,887	$—	$—
Goldman Sachs & Co.	17,475,399	17,475,399	—	—
HSBC Bank PLC	1,370,484	1,370,484	—	—
Jefferies LLC	320,015	320,015	—	—
Macquarie Bank Limited	491,969	491,969	—	—
Morgan Stanley & Co. LLC	19,073,360	19,073,360	—	—

	$50,786,114	$50,786,114	$—	$—

MSCI Mexico
Deutsche Bank Securities Inc.	$220,151	$220,151	$—	$—
Morgan Stanley & Co. LLC	1,847,554	1,847,554	—	—

	$2,067,705	$2,067,705	$—	$—

MSCI South Korea
BofA Securities, Inc.	$229,066	$229,066	$—	$—
Citigroup Global Markets Inc.	37,400,285	37,400,285	—	—
Credit Suisse Securities (USA) LLC	2,670,845	2,670,845	—	—
Goldman Sachs & Co.	53,848,739	53,848,739	—	—
HSBC Bank PLC	402,081	402,081	—	—
Macquarie Bank Limited	9,370,424	9,370,424	—	—
Morgan Stanley & Co. LLC	87,836,298	87,836,298	—	—
UBS Securities LLC	1,175,851	1,175,851	—	—

	$192,933,589	$192,933,589	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Japan and iShares MSCI Mexico ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

For its investment advisory services to the iShares MSCI South Korea ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements  (continued)

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Australia	$6,330
MSCI Canada	308,065
MSCI Japan	398,402
MSCI Mexico	19,890
MSCI South Korea	1,620,705

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Australia	$5,805,776	$6,631,539	$(2,542,284)
MSCI Japan	37,018,317	127,621,193	(63,969,073)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Australia	$108,932,297	$123,845,974
MSCI Canada	164,773,633	164,582,192
MSCI Japan	957,339,570	963,304,361
MSCI Mexico	54,848,850	49,528,971
MSCI South Korea	1,597,532,092	679,141,386

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Australia	$363,245,730	$267,354,742
MSCI Canada	447,655,637	732,116,477
MSCI Japan	4,871,863,809	8,356,880,697
MSCI Mexico	1,461,977,943	1,845,597,226

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Australia	$(26,822,708)	$26,822,708
MSCI Canada	18,041,181	(18,041,181)
MSCI Japan	406,642,218	(406,642,218)
MSCI Mexico	(117,760,933)	117,760,933
MSCI South Korea	(78,503,704)	78,503,704

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18
MSCI Australia
Ordinary income	$71,965,308	$70,243,817

MSCI Canada
Ordinary income	$63,960,878	$62,114,985

MSCI Japan
Ordinary income	$229,873,912	$279,038,333

MSCI Mexico
Ordinary income	$25,697,670	$22,542,336

MSCI South Korea
Ordinary income	$52,766,055	$118,169,941

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
MSCI Australia	$16,066,448	$(180,293,854)	$(289,957,936)	$(454,185,342)
MSCI Canada	5,842,426	(546,535,951)	(448,833,433)	(989,526,958)
MSCI Japan	51,979,537	(917,415,410)	(1,833,538,598)	(2,698,974,471)
MSCI Mexico	3,695,294	(256,843,766)	(436,851,836)	(690,000,308)
MSCI South Korea	28,224,313	(472,501,073)	660,811,226	216,534,466

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements  (continued)

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Australia	$1,674,474,622	$88,943,918	$(378,844,406)	$(289,900,488)
MSCI Canada	3,108,624,625	223,668,632	(672,505,611)	(448,836,979)
MSCI Japan	14,029,045,176	730,523,094	(2,564,323,014)	(1,833,799,920)
MSCI Mexico	1,064,009,699	643,293	(437,493,837)	(436,850,544)
MSCI South Korea	3,382,839,821	913,874,272	(252,362,532)	661,511,740

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (”Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
MSCI Australia
Shares sold	17,200,000	$365,456,184	8,600,000	$194,963,106
Shares redeemed	(13,000,000)	(271,786,687)	(26,400,000)	(598,911,057)

Net increase( decrease)	4,200,000	$93,669,497	(17,800,000)	$(403,947,951)

MSCI Canada
Shares sold	16,000,000	$450,405,632	35,900,000	$1,032,578,219
Shares redeemed	(27,200,000)	(737,512,375)	(44,300,000)	(1,268,791,424)

Net decrease	(11,200,000)	$(287,106,743)	(8,400,000)	$(236,213,205)

MSCI Japan
Shares sold	96,150,000	$5,263,571,116	99,600,000	$6,015,335,010
Shares redeemed	(161,400,000)	(8,767,767,071)	(102,750,000)	(6,065,721,485)

Net decrease	(65,250,000)	$(3,504,195,955)	(3,150,000)	$(50,386,475)

MSCI Mexico
Shares sold	34,300,000	$1,475,864,783	33,200,000	$1,674,175,777
Shares redeemed	(42,400,000)	(1,853,850,273)	(33,300,000)	(1,659,671,499)

Net increase (decrease)	(8,100,000)	$(377,985,490)	(100,000)	$14,504,278

MSCI South Korea
Shares sold	23,050,000	$1,390,211,716	6,850,000	$492,531,534
Shares redeemed	(8,650,000)	(488,176,288)	(4,600,000)	(319,494,479)

Net increase	14,400,000	$902,035,428	2,250,000	$173,037,055

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively,” Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements  (continued)

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
MSCI Australia	$70,243,817
MSCI Canada	62,114,985
MSCI Japan	279,038,333
MSCI Mexico	22,542,336
MSCI South Korea	118,169,941

Undistributed (distributions in excess of) net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
MSCI Australia	. $	5,589,658
MSCI Canada		4,969,296
MSCI Japan		(13,175,500)
MSCI Mexico		5,242,328
MSCI South Korea		(104,898,504)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Australia ETF, iShares MSCI Canada ETF,

iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

CPO	Certificates of Participation (Ordinary)

NVS	Non-Voting Shares

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2019

2019 ANNUAL REPORT

     iShares Trust

▶	iShares Currency Hedged MSCI Eurozone ETF | HEZU | NYSE Arca

▶	iShares Currency Hedged MSCI Germany ETF | HEWG | NASDAQ

▶	iShares Currency Hedged MSCI Italy ETF | HEWI | NYSE Arca

▶	iShares Currency Hedged MSCI Spain ETF | HEWP | NYSE Arca

▶	iShares Currency Hedged MSCI Switzerland ETF | HEWL | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Market Overview

iShares Trust

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of August 31, 2019	iShares® Currency Hedged MSCI Eurozone ETF

Investment Objective

The iShares Currency Hedged MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries which use the euro as their official currency while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI EMU 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Eurozone ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.41%	6.82%	6.39%	3.41%	39.11%	37.56%
Fund Market	3.44	6.81	6.40	3.44	39.03	37.60
Index	3.45	7.09	6.73	3.45	40.83	39.82

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/14. The first day of secondary market trading was 7/10/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,060.20	$ 0.16		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® Currency Hedged MSCI Eurozone ETF

Portfolio Management Commentary

Stocks in the Eurozone declined for the reporting period amid ongoing trade tensions and the consequent slowdown in global trade flows, which led to stagnant growth for export-reliant European economies. The slowdown in economic activity was evident in a manufacturing contraction during the second half of the reporting period. Brexit-related uncertainty also negatively affected economic growth. The disappointing economic conditions led to expectations of an additional interest rate reduction and further quantitative easing from the ECB to help stimulate Eurozone economies.

Stocks in Germany detracted the most from the Index’s return in U.S. dollar terms, as muted economic growth during 2018 transitioned to a slight contraction for the second quarter of 2019, leading to recession concerns. Declines in German stocks were led by the materials sector. In the chemicals industry, lower prices and slowing global demand for chemicals used in applications from car manufacturing to farming weighed on the industry’s profits. The German healthcare sector was another key detractor, as healthcare services providers struggled amid lower insurance coverage rates and changing hospital regulations, while uncertainty surrounding litigation weighed on the pharmaceuticals industry. A sharp drop in industrial production and decreased manufacturing output weighed on the industrials sector. The capital goods industry drove the sector’s weakness, declining alongside lower demand for industrial machinery used for factory automation and car manufacturing.

French and Spanish stocks were moderate detractors in U.S. dollar terms, driven by the financials sector. Banks in both countries continued to struggle due to low interest rates and bond yields, key drivers of profitability in the banking industry. To mitigate the effect of low Eurozone interest rates, large French banks increasingly relied on corporate and investment banking, but market volatility dampened those revenues. Banks also faced restructuring costs, which weakened earnings. The French energy sector also weighed on the Index’s performance, hindered by volatile oil and gas prices and contracting refining margins. Crude oil prices declined sharply in late 2018 and remained low for the reporting period, decreasing profitability.

In terms of currency performance during the reporting period, the euro depreciated by approximately 5% against the U.S. dollar. Relatively higher economic growth in the U.S. economy, combined with signals from the ECB that it would consider lowering interest rates and resuming monetary stimulus, weighed on the euro.

The euro’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Eurozone equities measured in euros.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	16.0%
Industrials	15.2
Consumer Discretionary	13.4
Consumer Staples	11.7
Information Technology	9.8
Health Care	7.7
Materials	7.0
Utilities	6.9
Communication Services	5.3
Energy	5.0
Real Estate	2.0

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
France	35.6%
Germany	27.0
Netherlands	11.7
Spain	9.0
Italy	7.2
Belgium	3.2
Finland	3.1
Ireland	1.7
Austria	0.7
Portugal	0.5

FUND SUMMARY	5

Fund Summary as of August 31, 2019	iShares® Currency Hedged MSCI Germany ETF

Investment Objective

The iShares Currency Hedged MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization German equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Germany 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Germany ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(2.65)%	5.38%	5.14%	(2.65)%	29.93%	32.26%
Fund Market	(2.68)	5.35	5.13	(2.68)	29.76	32.25
Index	(2.64)	5.74	5.38	(2.64)	32.22	33.99

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,038.50	$ 0.15		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® Currency Hedged MSCI Germany ETF

Portfolio Management Commentary

Stocks in Germany declined sharply for the reporting period amid slowing economic growth and intensifying global trade tensions. Muted economic growth during 2018 transitioned to a slight contraction for the second quarter of 2019, sparking fears of recession. A downturn in demand for the country’s exports, particularly of cars and industrial machinery, intensified along with global trade tensions and concerns surrounding Brexit. The disappointing economic conditions raised the probability of an additional ECB interest rate cut and further quantitative easing from the central bank to help stimulate Europe’s largest economy.

The materials sector was the leading detractor from the Index’s return in U.S. dollar terms, driven by the chemicals industry. Lower prices and slowing global demand for chemicals used in applications from car manufacturing to farming weighed on the industry’s profits. Escalating trade tensions between the U.S. and China, anxiety over the Brexit resolution, and a more competitive landscape also pressured the industry. The healthcare sector was another key detractor, driven by healthcare services providers and pharmaceuticals companies. Healthcare services providers struggled amid lower insurance coverage rates and changing hospital regulations requiring minimum staffing levels, while the pharmaceuticals industry declined due to uncertainty surrounding litigation.

The industrials sector detracted meaningfully in U.S. dollar terms, weighed down by a sharp drop in industrial production and decreased manufacturing output, the lowest level in seven years. The capital goods industry drove the sector’s return, declining alongside lower demand for industrial machinery used for purposes such as factory automation and car manufacturing. Consumer discretionary stocks were constrained by automobile and components manufacturers, among the country’s main exporters, as sales declined due to lower demand for vehicles and parts from China and the U.S. and competition from electric cars.

In terms of currency performance during the reporting period, the euro depreciated by approximately 5% against the U.S. dollar. Relatively higher economic growth in the U.S. economy, combined with signals from the ECB that it would consider lowering interest rates and resuming monetary stimulus, weighed on the euro.

The euro’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of German equities measured in euros.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Consumer Discretionary	17.4%
Financials	16.1
Information Technology	13.7
Industrials	13.2
Health Care	12.4
Materials	9.4
Communication Services	6.0
Utilities	4.2
Real Estate	3.9
Consumer Staples	3.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
SAP SE	10.2%
Allianz SE	8.1
Siemens AG	6.6
Bayer AG	6.0
BASF SE	5.3
Deutsche Telekom AG	4.8
adidas AG	4.6
Daimler AG	3.7
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3.0
Deutsche Post AG	2.8

FUND SUMMARY	7

Fund Summary as of August 31, 2019	iShares® Currency Hedged MSCI Italy ETF

Investment Objective

The iShares Currency Hedged MSCI Italy ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Italian equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Italy 25/50 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Italy ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	13.89%	3.76%	13.89%	16.68%
Fund Market	13.68	3.71	13.68	16.43
Index	13.26	3.35	13.26	14.75

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,079.30	$ 0.00		$ 1,000.00	$ 1,025.20	$ 0.00		0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® Currency Hedged MSCI Italy ETF

Portfolio Management Commentary

Stocks in Italy advanced for the reporting period despite political turmoil, stagnating economic growth, and intensifying global trade tensions. Following two quarters of contraction, the country’s economy expanded modestly in early 2019, before returning to flat growth, prompting speculation about a prolonged recession. Unemployment remained among the highest in the E.U., and Italy’s debt ratio reached levels not seen since WWII, heightening investor concerns about another European debt crisis. Despite the challenging environment, Italian equities gained at the end of the reporting period, advancing on a resolution to the political stalemate.

The utilities sector was the largest contributor to the Index’s return in U.S. dollar terms. The electric utilities industry generated strong profit growth, driven by expansion of renewable energy projects amid stricter government regulations aimed at addressing climate change. Investments to upgrade electrical grid infrastructure in Europe and South America also benefited the sector’s return.

On the downside, the energy sector detracted from the Index’s return in U.S. dollar terms, declining amid lower oil and gas prices. Concerns about demand weakness due to slowing global growth and a supply glut, which could keep prices low, weighed on performance of integrated oil and gas companies. The energy equipment and services industry also struggled due to slower drilling activity in North America.

Apparel accessories and luxury goods makers were key detractors in the consumer discretionary sector, declining amid concerns about lower demand for high-end clothing and accessories, particularly from Chinese millennials. Anti-trust concerns following a merger also weighed on performance. Weakness in the financials sector was driven by banks, which continued to be pressured by historically low interest rates that limited lending revenues. Banks also struggled amid significant non-performing loans, the highest in the E.U., and large government bond positions, which declined due to political uncertainty.

In terms of currency performance during the reporting period, the euro depreciated by approximately 5% against the U.S. dollar. Relatively higher economic growth in the U.S. economy, combined with signals from the ECB that it would consider lowering interest rates and resuming monetary stimulus, weighed on the euro.

The euro’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Italian equities measured in euros.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	29.6%
Utilities	25.1
Energy	13.5
Consumer Discretionary	12.3
Industrials	12.0
Communication Services	3.5
Consumer Staples	2.1
Health Care	1.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Enel SpA	18.0%
Eni SpA	11.5
Intesa Sanpaolo SpA	9.6
UniCredit SpA	6.3
Assicurazioni Generali SpA	4.4
Fiat Chrysler Automobiles NV	4.3
Ferrari NV	4.3
Atlantia SpA	4.1
CNH Industrial NV	3.8
Snam SpA	3.8

FUND SUMMARY	9

Fund Summary as of August 31, 2019	iShares® Currency Hedged MSCI Spain ETF

Investment Objective

The iShares Currency Hedged MSCI Spain ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Spanish equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Spain 25/50 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Spain ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.59%	0.64%	1.59%	2.72%
Fund Market	1.34	0.60	1.34	2.53
Index	1.19	0.66	1.19	2.79

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 981.50	$ 0.15		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® Currency Hedged MSCI Spain ETF

Portfolio Management Commentary

Stocks in Spain declined for the reporting period, amid slowing economic growth and rising political instability. Economic growth, which was among the fastest in Europe for several years, showed signs of stalling. Exports, industrial production, and investment declined together, followed by consumer-focused areas, such as retail spending. On the political front, the ruling party failed to form a coalition government, which also heightened market volatility.

The financials sector, which constituted approximately 37% of the Index on average for the reporting period, was the primary detractor from the Index’s return in U.S. dollar terms. The sector’s performance was driven almost entirely by banks, which continued to struggle with the ECB’s negative interest rate policy and low government bond yields. Narrowing net interest margins — the difference between banks’ borrowing costs and their lending revenues — constrained profits, leading to lower interest income. The difficulty of generating profits amid negative short-term interest rates drove heavy restructuring charges for banks as they closed branches and cut jobs. Spanish banks’ exposure to difficulties in foreign markets, including high inflation in Argentina, Turkey’s currency crisis, and the possibility of U.S. tariffs on Mexico, further weighed on the industry’s performance.

The energy and information technology sectors detracted modestly from the Index’s performance. Declining oil prices, lower refining margins, and expectations of lower demand, combined with higher supply, weighed on the energy sector. The information technology sector declined amid lower air bookings for a travel transactions processor.

On the upside, the utilities sector contributed to the Index’s return in U.S. dollar terms. Electric utilities focusing on renewable energy generation benefited from increasing efforts to reduce carbon emissions. Technological advances reduced the cost of wind and solar power generation, increasing earnings as international markets posted strong growth.

In terms of currency performance during the reporting period, the euro depreciated by approximately 5% against the U.S. dollar. Relatively higher economic growth in the U.S. economy, combined with signals from the ECB that it would consider lowering interest rates and resuming monetary stimulus, weighed on the euro.

The euro’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Spanish equities measured in euros.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	31.5%
Utilities	26.7
Industrials	14.2
Communication Services	10.0
Consumer Discretionary	4.8
Energy	4.7
Information Technology	4.5
Health Care	3.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Iberdrola SA	15.0%
Banco Santander SA	15.0
Telefonica SA	7.3
Banco Bilbao Vizcaya Argentaria SA	7.2
Industria de Diseno Textil SA	4.8
Repsol SA	4.7
Ferrovial SA	4.5
Amadeus IT Group SA	4.5
Aena SME SA	4.2
ACS Actividades de Construccion y Servicios SA	3.7

FUND SUMMARY	11

Fund Summary as of August 31, 2019	iShares® Currency Hedged MSCI Switzerland ETF

Investment Objective

The iShares Currency Hedged MSCI Switzerland ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Swiss equities while mitigating exposure to fluctuations between the value of the Swiss franc and the U.S. dollar, as represented by the MSCI Switzerland 25/50 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Switzerland ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	15.95%	9.48%	15.95%	45.95%
Fund Market	15.66	9.44	15.66	45.75
Index	15.61	9.47	15.61	45.83
GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,114.20	$ 0.16		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® Currency Hedged MSCI Switzerland ETF

Portfolio Management Commentary

Stocks in Switzerland advanced strongly for the reporting period, bolstered by the country’s political stability amid turmoil in Europe and less exposure to escalating global trade tensions. Investors turned toward the market’s steady dividends and earnings, typical of the defensive companies that comprise a significant portion of the Swiss market, and the Swiss franc, a currency known for its relative stability. Switzerland’s strong economic expansion moderated during the end of the reporting period, but demand for its export goods, which made up nearly two thirds of the economy, continued to support growth.

The Index’s performance in U.S. dollar terms was driven largely by consumer staples and healthcare stocks, sectors with less volatile revenue that tend to be less susceptible to market volatility. In the consumer staples sector, food products companies advanced strongly on rising international sales growth, particularly in the U.S. and Brazil. Higher demand for premium products and increasing prices translated to robust sales of products ranging from coffee and infant nutrition to pet care supplies. Merger and acquisition activity also supported the industry’s gains. Pharmaceuticals stocks drove performance in the healthcare sector, as rising sales of new cancer and multiple sclerosis drugs and higher revenues from biosimilars helped offset pressure from generics and older drugs. Swiss pharmaceuticals companies further benefited from the development and regulatory approval of corrective therapies for disease-causing genetic errors.

On the downside, the consumer discretionary sector detracted modestly from the Index’s return in U.S. dollar terms, weighed down by the apparel, accessories, and luxury goods industry. Watchmakers posted lower revenues as they struggled to curb sales of discounted inventory to protect their upscale brands. Declining demand in Hong Kong, a leading export market for Swiss watches, also pressured the sector as pro-democracy protests led to lower tourism and store closings, negatively affecting sales.

In terms of currency performance during the reporting period, the Swiss franc depreciated by approximately 2% against the U.S. dollar. Slowing economic growth in Switzerland and interventions by the Swiss National Bank to keep the value of the Swiss franc relatively low weighed on the currency.

The Swiss franc’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Swiss franc’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Swiss equities measured in Swiss francs.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Health Care	30.0%
Consumer Staples	25.3
Financials	18.7
Industrials	9.7
Materials	7.4
Consumer Discretionary	5.5
Communication Services	1.3
Information Technology	1.2
Real Estate	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Nestle SA	22.7%
Novartis AG	11.1
Roche Holding AG	11.1
Zurich Insurance Group AG	4.5
UBS Group AG	3.5
Cie. Financiere Richemont SA	3.5
ABB Ltd.	3.0
Credit Suisse Group AG	2.6
Swiss Re AG	2.6
Lonza Group AG	2.4

(a)	Excludes money market funds.

FUND SUMMARY	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs ( in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® Currency Hedged MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Investment Companies

Exchange-Traded Funds — 99.2%
iShares MSCI Eurozone ETF(a)	22,742,705	$862,175,947

Total Investment Companies — 99.2% (Cost: $977,576,846)		862,175,947

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(a)(b)	851,000	851,000

Total Short-Term Investments — 0.1% (Cost: $851,000)		851,000

Total Investments in Securities — 99.3% (Cost: $978,427,846)		863,026,947
Other Assets, Less Liabilities — 0.7%		5,960,395

Net Assets — 100.0%		$868,987,342

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased	Shares Sold		Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,253,799	—	(402,799	)(b)	851,000	$851,000	$34,575	(c)	$—	$—
iShares MSCI Eurozone ETF	40,003,101	10,462,809	(27,723,205)		22,742,705	862,175,947	30,615,093		(69,209,163)	(80,203,366)

						$863,026,947	$30,649,668		$(69,209,163)	$(80,203,366)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	775,223,333	EUR	693,388,511	BNP	09/04/19	$13,154,931
USD	43,691,885	EUR	39,141,000	CITI	09/04/19	673,983
USD	98,640,160	EUR	88,268,834	MS	09/04/19	1,628,329
EUR	3,955,000	USD	4,355,802	SSB	10/02/19	562
USD	772,202,268	EUR	695,574,511	JPM	10/02/19	6,038,885
USD	92,140,047	EUR	83,046,834	MS	10/02/19	665,385

						22,162,075

EUR	5,314,000	USD	5,909,369	BNP	09/04/19	(69,020)
EUR	1,267,000	USD	1,421,800	BOA	09/04/19	(29,304)
EUR	18,671,000	USD	20,823,578	DB	09/04/19	(303,222)
EUR	707,170,511	USD	783,446,793	JPM	09/04/19	(6,231,289)
EUR	83,046,834	USD	91,939,489	MS	09/04/19	(666,895)
EUR	5,329,000	USD	5,933,464	SSB	09/04/19	(76,628)

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Eurozone ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	16,086,000	USD	17,755,904	BNP	10/02/19	$(37,450)
EUR	2,597,000	USD	2,878,164	BOA	10/02/19	(17,613)
USD	11,049,293	EUR	10,042,000	DB	10/02/19	(11,798)

						(7,443,219)

	Net unrealized appreciation					$14,718,856

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$22,162,075

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$7,443,219

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$91,763,081

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$5,050,450

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,357,382,024
Average amounts sold — in USD	$2,525,932,213

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts.	$22,162,075	$7,443,219

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$22,162,075	$7,443,219
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$22,162,075	$7,443,219

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Eurozone ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)

BNP Paribas SA	$13,154,931	$(106,470)	$—	$13,048,461
Citibank N.A.	673,983	—	—	673,983
JPMorgan Chase Bank N.A.	6,038,885	(6,038,885)	—	—
Morgan Stanley & Co. International PLC	2,293,714	(666,895)	(910,000)	716,819
State Street Bank and Trust Co.	562	(562)	—	—

	$22,162,075	$(6,812,812)	$(910,000)	$14,439,263

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(d)(e)

Bank of America N.A.	$46,917	$—	$—	$46,917
BNP Paribas SA	106,470	(106,470)	—	—
Deutsche Bank AG London	315,020	—	—	315,020
JPMorgan Chase Bank N.A.	6,231,289	(6,038,885)	—	192,404
Morgan Stanley & Co. International PLC	666,895	(666,895)	—	—
State Street Bank and Trust Co.	76,628	(562)	—	76,066

	$7,443,219	$(6,812,812)	$—	$630,407

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$862,175,947	$—	$—	$862,175,947
Money Market Funds	851,000	—	—	851,000

	$863,026,947	$—	$—	$863,026,947

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$22,162,075	$—	$22,162,075
Liabilities
Forward Foreign Currency Exchange Contracts	—	(7,443,219)	—	(7,443,219)

	$—	$14,718,856	$—	$14,718,856

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments August 31, 2019	iShares® Currency Hedged MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.2%
iShares MSCI Germany ETF(a)	5,844,757	$153,424,871

Total Investment Companies — 99.2% (Cost: $185,639,195)		153,424,871

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(a)(b)	75,000	75,000

Total Short-Term Investments — 0.1% (Cost: $75,000)		75,000

Total Investments in Securities — 99.3% (Cost: $185,714,195)		153,499,871

Other Assets, Less Liabilities — 0.7%		1,119,788

Net Assets — 100.0%		$154,619,659

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased	Shares Sold		Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	217,433	—	(142,433	)(b)	75,000	$75,000	$4,875	$—	$—
iShares MSCI Germany ETF	10,830,959	4,496,331	(9,482,533)		5,844,757	153,424,871	4,791,935	(17,479,087)	(22,641,735)

						$153,499,871	$4,796,810	$(17,479,087)	$(22,641,735)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	148,083,354	EUR	132,442,800	BNP	09/04/19	$2,522,141
USD	6,416,314	EUR	5,748,000	CITI	09/04/19	98,977
USD	18,895,637	EUR	16,906,200	MS	09/04/19	314,884
USD	5,098,287	EUR	4,541,000	SSB	09/04/19	107,502
EUR	2,342,000	USD	2,579,316	SSB	10/02/19	357
USD	18,757,344	EUR	16,906,200	MS	10/02/19	135,455
USD	139,107,989	EUR	125,323,800	SSB	10/02/19	1,065,975

						4,245,291

EUR	7,000	USD	7,778	CITI	09/04/19	(85)
EUR	2,297,000	USD	2,577,560	HSBC	09/04/19	(53,043)
EUR	16,906,200	USD	18,716,516	MS	09/04/19	(135,763)
EUR	2,238,000	USD	2,485,249	NAB	09/04/19	(25,576)
EUR	1,229,000	USD	1,374,647	RBS	09/04/19	(23,915)
EUR	130,093,800	USD	144,114,900	SSB	09/04/19	(1,135,355)
EUR	6,867,000	USD	7,661,104	TDB	09/04/19	(113,930)

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Germany ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,656,000	USD	4,035,533	BNP	10/02/19	$(8,512)
USD	1,905,751	EUR	1,732,000	CITI	10/02/19	(2,017)

						(1,498,196)

	Net unrealized appreciation					$2,747,095

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$4,245,291

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$1,498,196

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$19,437,967

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(455,852)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$285,076,402
Average amounts sold — in USD	$517,643,974

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$4,245,291	$1,498,196

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$4,245,291	$1,498,196
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$4,245,291	$1,498,196

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Germany ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Net Amount of Derivative Assets	(b)

BNP Paribas SA	$2,522,141	$(8,512)	$2,513,629
Citibank N.A.	98,977	(2,102)	96,875
Morgan Stanley & Co. International PLC	450,339	(135,763)	314,576
State Street Bank and Trust Co.	1,173,834	(1,135,355)	38,479

	$4,245,291	$(1,281,732)	$2,963,559

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Net Amount of Derivative Liabilities	(c)

BNP Paribas SA	$8,512	$(8,512)	$—
Citibank N.A.	2,102	(2,102)	—
HSBC Bank PLC	53,043	—	53,043
Morgan Stanley & Co. International PLC	135,763	(135,763)	—
National Australia Bank Limited	25,576	—	25,576
Royal Bank of Scotland PLC	23,915	—	23,915
State Street Bank and Trust Co.	1,135,355	(1,135,355)	—
Toronto Dominion Bank	113,930	—	113,930

	$1,498,196	$(1,281,732)	$216,464

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$153,424,871	$—	$—	$153,424,871
Money Market Funds	75,000	—	—	75,000

	$153,499,871	$—	$—	$153,499,871

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$4,245,291	$—	$4,245,291
Liabilities
Forward Foreign Currency Exchange Contracts	—	(1,498,196)	—	(1,498,196)

	$—	$2,747,095	$—	$2,747,095

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® Currency Hedged MSCI Italy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.2%
iShares MSCI Italy ETF(a)(b)	62,897	$1,692,558

Total Investment Companies — 99.2% (Cost: $1,864,833)		1,692,558

Short-Term Investments

Money Market Funds — 7.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(a)(c)(d)	130,344	130,410

Total Short-Term Investments — 7.7% (Cost: $130,423)		130,410

Total Investments in Securities — 106.9% (Cost: $1,995,256)		1,822,968

Other Assets, Less Liabilities — (6.9)%		(117,399)

Net Assets — 100.0%		$1,705,569

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased	Shares Sold		Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	564,877	—	(434,533	)(b)	130,344	$130,410	$6,716	(c)	$(9)	$(53)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,482	—	(1,482	)(b)	—	—	38		—	—
iShares MSCI Italy ETF	87,201	11,612	(35,916)		62,897	1,692,558	85,426		(155,950)	70,359

						$1,822,968	$92,180		$(155,959)	$70,306

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,723,343	EUR	1,542,000	MS	09/04/19	$28,608
USD	1,678,666	EUR	1,513,000	MS	10/02/19	12,122

						40,730

EUR	1,542,000	USD	1,707,382	MS	09/04/19	(12,647)
EUR	10,000	USD	11,038	MS	10/02/19	(23)
USD	31,911	EUR	29,000	MS	10/02/19	(32)

						(12,702)

	Net unrealized appreciation					$28,028

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Italy ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$40,730

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$12,702

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$151,319

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$5,847

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,718,607
Average amounts sold — in USD	$5,656,906

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$40,730	$12,702

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$40,730	$12,702
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$40,730	$12,702

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Assets	(b)
Morgan Stanley & Co. International PLC	$40,730	$(12,702)		$28,028

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC	$12,702	$(12,702)		$—

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Italy ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$1,692,558	$—	$—	$1,692,558
Money Market Funds	130,410	—	—	130,410

	$1,822,968	$—	$—	$1,822,968

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$40,730	$—	$40,730
Liabilities
Forward Foreign Currency Exchange Contracts	—	(12,702)	—	(12,702)

	$—	$28,028	$—	$28,028

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	23

Schedule of Investments August 31, 2019	iShares® Currency Hedged MSCI Spain ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.2%
iShares MSCI Spain ETF(a)(b)	385,170	$10,291,742

Total Investment Companies — 99.2% (Cost: $12,692,053)		10,291,742

Short-Term Investments

Money Market Funds — 37.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(a)(c)(d)	3,874,277	3,876,214
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(a)(c)	5,000	5,000

		3,881,214

Total Short-Term Investments — 37.4% (Cost: $3,881,600)		3,881,214

Total Investments in Securities — 136.6% (Cost: $16,573,653)		14,172,956

Other Assets, Less Liabilities — (36.6)%		(3,800,892)

Net Assets — 100.0%		$10,372,064

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased		Shares Sold		Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,037,735	1,836,542	(b)	—		3,874,277	$3,876,214	$45,930	(c)	$377	$(590)
BlackRock Cash Funds: Treasury, SL Agency Shares	10,424	—		(5,424	)(b)	5,000	5,000	511		—	—
iShares MSCI Spain ETF	530,838	67,658		(213,326)		385,170	10,291,742	436,080		(843,644)	(546,931)

							$14,172,956	$482,521		$(843,267)	$(547,521)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,861,109	EUR	9,718,000	MS	09/04/19	$180,544
USD	10,480,290	EUR	9,446,000	MS	10/02/19	75,683

						256,227

EUR	9,718,000	USD	10,761,083	MS	09/04/19	(80,518)
EUR	198,000	USD	218,553	MS	10/02/19	(459)
USD	45,116	EUR	41,000	MS	10/02/19	(45)

						(81,022)

	Net unrealized appreciation					$175,205

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Spain ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$256,227

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$81,022

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$1,053,926

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$29,898

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$24,886,941
Average amounts sold — in USD	$38,092,106

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$256,227	$81,022

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$256,227	$81,022
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$256,227	$81,022

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Assets	(b)
Morgan Stanley & Co. International PLC	$256,227	$(81,022)		$175,205

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC	$81,022	$(81,022)		$—

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Spain ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$10,291,742	$—	$—	$10,291,742
Money Market Funds	3,881,214	—	—	3,881,214

	$14,172,956	$—	$—	$14,172,956

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$256,227	$—	$256,227
Liabilities
Forward Foreign Currency Exchange Contracts	—	(81,022)	—	(81,022)

	$—	$175,205	$—	$175,205

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® Currency Hedged MSCI Switzerland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.2%
iShares MSCI Switzerland ETF(a)	194,217	$7,277,311

Total Investment Companies — 99.2% (Cost: $6,435,465)		7,277,311

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(a)(b)	3,000	3,000

Total Short-Term Investments — 0.1% (Cost: $3,000)		3,000

Total Investments in Securities — 99.3% (Cost: $6,438,465)		7,280,311

Other Assets, Less Liabilities — 0.7%		53,313

Net Assets — 100.0%		$7,333,624

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased		Shares Sold	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	0	(b)	—	—	$—	$2,447	(c)	$329	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,839	161	(b)	—	3,000	3,000	156		—	—
iShares MSCI Switzerland ETF	154,079	61,120		(20,982)	194,217	7,277,311	148,192		(4,620)	642,762

						$7,280,311	$150,795		$(4,291)	$642,762

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,333,668	CHF	7,253,000	MS	09/04/19	$5,555
USD	7,327,413	CHF	7,182,000	MS	10/02/19	52,195

						57,750

CHF	7,253,000	USD	7,380,639	MS	09/04/19	(52,525)
CHF	158,000	USD	160,119	MS	10/02/19	(69)
USD	60,734	CHF	60,000	MS	10/02/19	(45)

						(52,639)

	Net unrealized appreciation					$5,111

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Switzerland ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$57,750

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$52,639

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$195,937

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$120,126

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$11,436,437
Average amounts sold — in USD	$17,747,798

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$57,750	$52,639

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$57,750	$52,639
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$57,750	$52,639

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Assets	(b)
Morgan Stanley & Co. International PLC	$57,750	$(52,639)		$5,111

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC	$52,639	$(52,639)		$—

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI Switzerland ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$7,277,311	$—	$—	$7,277,311
Money Market Funds	3,000	—	—	3,000

	$7,280,311	$—	$—	$7,280,311

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$57,750	$—	$57,750
Liabilities
Forward Foreign Currency Exchange Contracts	—	(52,639)	—	(52,639)

	$—	$5,111	$—	$5,111

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	29

Statements of Assets and Liabilities

August 31, 2019

	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$863,026,947	$153,499,871	$1,822,968	$14,172,956
Cash	460,665	567	902	629
Receivables:
Investments sold	—	—	322	—
Securities lending income — Affiliated	—	—	137	1,433
Dividends	1,454	264	—	8
Unrealized appreciation on:
Forward foreign currency exchange contracts	22,162,075	4,245,291	40,730	256,227

Total assets	885,651,141	157,745,993	1,865,059	14,431,253

LIABILITIES
Cash received:
Collateral — forward foreign currency exchange contracts	910,000	—	—	—
Collateral on securities loaned, at value	—	—	130,425	3,876,600
Payables:
Investments purchased	8,177,403	1,577,107	16,363	101,305
Capital shares redeemed	111,271	47,156	—	—
Investment advisory fees	21,906	3,875	—	262
Unrealized depreciation on:
Forward foreign currency exchange contracts	7,443,219	1,498,196	12,702	81,022

Total liabilities	16,663,799	3,126,334	159,490	4,059,189

NET ASSETS	$868,987,342	$154,619,659	$1,705,569	$10,372,064

NET ASSETS CONSIST OF:
Paid-in capital	$968,482,818	$226,715,641	$2,231,860	$16,815,751
Accumulated loss	(99,495,476)	(72,095,982)	(526,291)	(6,443,687)

NET ASSETS	$868,987,342	$154,619,659	$1,705,569	$10,372,064

Shares outstanding	29,100,000	5,900,000	100,000	500,000

Net asset value	$29.86	$26.21	$17.06	$20.74

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$—	$126,477	$3,794,240
(b) Investments, at cost — Affiliated	$978,427,846	$185,714,195	$1,995,256	$16,573,653

See notes to financial statements.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

August 31, 2019

iShares Currency Hedged MSCI Switzerland ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$7,280,311
Cash	672
Receivables:
Investments sold	47,545
Securities lending income — Affiliated	161
Dividends	7
Unrealized appreciation on:
Forward foreign currency exchange contracts	57,750

Total assets	7,386,446

LIABILITIES
Payables:
Investment advisory fees	183
Unrealized depreciation on:
Forward foreign currency exchange contracts	52,639

Total liabilities	52,822

NET ASSETS	$7,333,624

NET ASSETS CONSIST OF:
Paid-in capital	$6,429,855
Accumulated earnings	903,769

NET ASSETS	$7,333,624

Shares outstanding	250,000

Net asset value	$29.33

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Affiliated	$6,438,465

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations

Year Ended August 31, 2019

	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF

INVESTMENT INCOME
Dividends — Affiliated	$30,649,668	$4,796,810	$85,464	$436,591
Securities lending income — Affiliated — net	—	—	6,716	45,930

Total investment income	30,649,668	4,796,810	92,180	482,521

EXPENSES
Investment advisory fees	7,132,537	1,192,399	11,525	80,113

Total expenses	7,132,537	1,192,399	11,525	80,113

Less:
Investment advisory fees waived	(6,787,414)	(1,104,750)	(11,525)	(76,236)

Total expenses after fees waived	345,123	87,649	—	3,877

Net investment income	30,304,545	4,709,161	92,180	478,644

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(11,373,844)	(2,298,950)	(20,002)	(178,133)
In-kind redemptions — Affiliated	(57,835,319)	(15,180,137)	(135,957)	(665,134)
Forward foreign currency exchange contracts	91,763,081	19,437,967	151,319	1,053,926

Net realized gain (loss)	22,553,918	1,958,880	(4,640)	210,659

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(80,203,366)	(22,641,735)	70,306	(547,521)
Forward foreign currency exchange contracts	5,050,450	(455,852)	5,847	29,898

Net change in unrealized appreciation (depreciation)	(75,152,916)	(23,097,587)	76,153	(517,623)

Net realized and unrealized gain (loss)	(52,598,998)	(21,138,707)	71,513	(306,964)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,294,453)	$(16,429,546)	$163,693	$171,680

See notes to financial statements.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations   (continued)

Year Ended August 31, 2019

iShares Currency Hedged MSCI Switzerland ETF

INVESTMENT INCOME
Dividends — Affiliated	$148,348
Securities lending income — Affiliated — net	2,447

Total investment income	150,795

EXPENSES
Investment advisory fees	39,260

Total expenses	39,260

Less:
Investment advisory fees waived	(37,360)

Total expenses after fees waived	1,900

Net investment income	148,895

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(4,291)
Forward foreign currency exchange contracts	195,937

Net realized gain	191,646

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	642,762
Forward foreign currency exchange contracts	120,126

Net change in unrealized appreciation (depreciation)	762,888

Net realized and unrealized gain	954,534

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,103,429

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI Eurozone ETF		iShares Currency Hedged MSCI Germany ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$30,304,545	$47,460,966	$4,709,161	$10,793,928
Net realized gain	22,553,918	179,563,604	1,958,880	58,942,887
Net change in unrealized appreciation (depreciation)	(75,152,916)	(116,998,794)	(23,097,587)	(23,207,180)

Net increase (decrease) in net assets resulting from operations	(22,294,453)	110,025,776	(16,429,546)	46,529,635

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain	(30,343,703)	(47,537,786)	(4,709,161)	(10,823,452)
Return of capital	—	—	(7,999)	—

Decrease in net assets resulting from distributions to shareholders	(30,343,703)	(47,537,786)	(4,717,160)	(10,823,452)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(738,822,576)	(193,713,051)	(154,579,632)	(496,411,576)

NET ASSETS(b)
Total decrease in net assets	(791,460,732)	(131,225,061)	(175,726,338)	(460,705,393)
Beginning of year	1,660,448,074	1,791,673,135	330,345,997	791,051,390

End of year	$868,987,342	$1,660,448,074	$154,619,659	$330,345,997

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Currency Hedged MSCI Italy ETF		iShares Currency Hedged MSCI Spain ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$92,180	$123,180	$478,644	$891,817
Net realized gain (loss)	(4,640)	810,046	210,659	9,280,725
Net change in unrealized appreciation (depreciation)	76,153	(850,366)	(517,623)	(10,855,047)

Net increase (decrease) in net assets resulting from operations	163,693	82,860	171,680	(682,505)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(94,542)	(120,078)	(479,645)	(885,044)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(746,187)	(3,465,283)	(5,223,688)	(36,120,268)

NET ASSETS(b)
Total decrease in net assets	(677,036)	(3,502,501)	(5,531,653)	(37,687,817)
Beginning of year	2,382,605	5,885,106	15,903,717	53,591,534

End of year	$1,705,569	$2,382,605	$10,372,064	$15,903,717

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets  (continued)

	iShares Currency Hedged MSCI Switzerland ETF
	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$148,895	$125,437
Net realized gain	191,646	438,831
Net change in unrealized appreciation (depreciation)	762,888	(105,353)

Net increase in net assets resulting from operations	1,103,429	458,915

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(340,012)	(290,057)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,214,499	(1,371,401)

NET ASSETS(b)
Total increase (decrease) in net assets	1,977,916	(1,202,543)
Beginning of year	5,355,708	6,558,251

End of year	$7,333,624	$5,355,708

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Eurozone ETF
	Year Ended 08/31/19		Year Ended 08/31/18	Year Ended 08/31/17		Year Ended 08/31/16		Year Ended 08/31/15

Net asset value, beginning of period	$29.76		$28.83	$24.73		$25.90		$24.87

Net investment income(a)	0.76		0.79	0.64		0.60		1.17
Net realized and unrealized gain (loss)(b)	0.24		1.03	4.07		(0.93)		0.65

Net increase (decrease) from investment operations	1.00		1.82	4.71		(0.33)		1.82

Distributions(c)
From net investment income	(0.90)		(0.89)	(0.61)		(0.71)		(0.63)
From net realized gain	(0.00	)(d)	—	—		(0.13)		(0.16)
Return of capital	—		—	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)

Total distributions	(0.90)		(0.89)	(0.61)		(0.84)		(0.79)

Net asset value, end of period	$29.86		$29.76	$28.83		$24.73		$25.90

Total Return
Based on net asset value	3.41%		6.36%	19.13%		(1.02)%		7.27%

Ratios to Average Net Assets
Total expenses(e)	0.62%		0.62%	0.62%		0.62%		0.62%

Total expenses after fees waived(e)	0.03%		0.03%	0.03%		0.03%		0.03%

Net investment income	2.63%		2.61%	2.32%		2.42%		4.15%

Supplemental Data
Net assets, end of period (000)	$868,987		$1,660,448	$1,791,673		$1,345,405		$1,562,767

Portfolio turnover rate(f)(g)	5%		11%	9%		12%		21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Germany ETF
	Year Ended 08/31/19		Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of period	$27.64		$26.82	$24.03	$24.01	$23.63

Net investment income(a)	0.55		0.53	0.74	0.31	0.99
Net realized and unrealized gain (loss)(b)	(1.25)		1.02	2.62	0.46	0.68

Net increase (decrease) from investment operations	(0.70)		1.55	3.36	0.77	1.67

Distributions(c)
From net investment income	(0.73)		(0.73)	(0.57)	(0.54)	(0.46)
From net realized gain	—		—	—	(0.21)	(0.83)
Return of capital	(0.00	)(d)	—	—	—	(0.00	)(d)

Total distributions	(0.73)		(0.73)	(0.57)	(0.75)	(1.29)

Net asset value, end of period	$26.21		$27.64	$26.82	$24.03	$24.01

Total Return
Based on net asset value	(2.65)%		5.83%	13.88%	3.50%	7.00%

Ratios to Average Net Assets
Total expenses(e)	0.53%		0.53%	0.53%	0.53%	0.53%

Total expenses after fees waived(e)	0.04%		0.06%	0.05%	0.05%	0.05%

Net investment income	2.09%		1.87%	2.75%	1.33%	3.69%

Supplemental Data
Net assets, end of period (000)	$154,620		$330,346	$791,051	$492,701	$1,746,987

Portfolio turnover rate(f)(g)	5%		11%	9%	11%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Italy ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Period From 06/29/15 to 08/31/15	(a)

Net asset value, beginning of period	$15.88	$16.81	$17.55	$23.52	$23.65

Net investment income (loss)(b)	0.80	0.51	0.51	0.41	(0.00	)(c)
Net realized and unrealized gain (loss)(d)	1.33	(0.87)	3.71	(4.93)	(0.13)

Net increase (decrease) from investment operations	2.13	(0.36)	4.22	(4.52)	(0.13)

Distributions(e)
From net investment income	(0.95)	(0.57)	(0.48)	(0.70)	—
From net realized gain	—	—	(4.48)	(0.75)	—

Total distributions	(0.95)	(0.57)	(4.96)	(1.45)	—

Net asset value, end of period	$17.06	$15.88	$16.81	$17.55	$23.52

Total Return
Based on net asset value	13.89%	(2.25)%	31.21%	(19.68)%	(0.55	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.62%	0.62%	0.62%	0.62%	0.62	%(h)

Total expenses after fees waived(g)	0.00%	0.00%	0.00%	0.00%	0.00	%(h)(i)

Net investment income (loss)	4.96%	2.92%	3.15%	1.90%	(0.00	)%(h)(i)

Supplemental Data
Net assets, end of period (000)	$1,706	$2,383	$5,885	$7,021	$85,845

Portfolio turnover rate(j)(k)	8%	11%	12%	12%	0	%(f)(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Rounds to less than 0.01%.
(j)	Portfolio turnover rate excludes in-kind transactions.
(k)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(l)	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Spain ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Period From 06/29/15 to 08/31/15	(a)

Net asset value, beginning of period	$21.20	$22.80	$18.80	$22.73	$23.77

Net investment income(b)	0.78	0.67	0.94	0.80	(0.00	)(c)
Net realized and unrealized gain (loss)(d)	(0.46)	(1.55)	3.81	(3.61)	(1.04)

Net increase (decrease) from investment operations	0.32	(0.88)	4.75	(2.81)	(1.04)

Distributions(e)
From net investment income	(0.78)	(0.72)	(0.75)	(0.81)	—
From net realized gain	—	—	—	(0.31)	—

Total distributions	(0.78)	(0.72)	(0.75)	(1.12)	—

Net asset value, end of period	$20.74	$21.20	$22.80	$18.80	$22.73

Total Return
Based on net asset value	1.59%	(3.88)%	25.70%	(12.51)%	(4.33	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.62%	0.62%	0.62%	0.62%	0.62	%(h)

Total expenses after fees waived(g)	0.03%	0.03%	0.03%	0.03%	0.03	%(h)

Net investment income (loss)	3.70%	2.98%	4.29%	4.02%	(0.03	)%(h)

Supplemental Data
Net assets, end of period (000)	$10,372	$15,904	$53,592	$15,978	$56,825

Portfolio turnover rate(i)(j)	6%	12%	9%	15%	0	%(f)(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(k)	Rounds to less than 1%.

See notes to financial statements.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Switzerland ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17		Year Ended 08/31/16	Period From 06/29/15 to 08/31/15	(a)

Net asset value, beginning of period	$26.78	$26.23	$23.38		$24.67	$24.64

Net investment income (loss)(b)	0.64	0.61	0.66		0.41	(0.00	)(c)
Net realized and unrealized gain (loss)(d)	3.46	1.39	3.00		(0.27)	0.03

Net increase from investment operations	4.10	2.00	3.66		0.14	0.03

Distributions(e)
From net investment income	(0.60)	(0.63)	(0.58)		(0.61)	—
From net realized gain	(0.95)	(0.82)	(0.23)		(0.82)	—
Return of capital	—	—	(0.00	)(c)	—	—

Total distributions	(1.55)	(1.45)	(0.81)		(1.43)	—

Net asset value, end of period	$29.33	$26.78	$26.23		$23.38	$24.67

Total Return
Based on net asset value	15.95%	7.81%	15.88%		0.63%	0.12	%(f)

Ratios to Average Net Assets
Total expenses(g)	0.62%	0.62%	0.62%		0.62%	0.62	%(h)

Total expenses after fees waived(g)	0.03%	0.03%	0.03%		0.03%	0.04	%(h)

Net investment income (loss)	2.35%	2.28%	2.65%		1.72%	(0.04	)%(h)

Supplemental Data
Net assets, end of period (000)	$7,334	$5,356	$6,558		$4,677	$3,701

Portfolio turnover rate(i)(j)	12%	14%	11%		19%	1	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI Eurozone	Diversified
Currency Hedged MSCI Germany	Diversified
Currency Hedged MSCI Italy	Diversified
Currency Hedged MSCI Spain	Diversified
Currency Hedged MSCI Switzerland	Diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedules of investments for the underlying funds should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, each Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Currency Hedged MSCI Italy
Deutsche Bank Securities Inc.	$126,477	$126,477		$—	$—

Currency Hedged MSCI Spain
Goldman Sachs & Co.	$3,794,240	$3,794,240		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: Each Fund uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio or its underlying fund’s portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Currency Hedged MSCI Eurozone	0.62%
Currency Hedged MSCI Germany	0.53
Currency Hedged MSCI Italy	0.62
Currency Hedged MSCI Spain	0.62
Currency Hedged MSCI Switzerland	0.62

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For the iShares Currency Hedged MSCI Eurozone ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Eurozone ETF (“EZU”), after taking into account any fee waivers by EZU, plus 0.03%.

For the iShares Currency Hedged MSCI Germany ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For the iShares Currency Hedged MSCI Italy ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Italy ETF (“EWI”), after taking into account any fee waivers by EWI, plus 0.03%. BFA has also contractually agreed to an additional reduction in the investment advisory fee of 0.03% through December 31, 2020.

For the iShares Currency Hedged MSCI Spain ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Spain ETF (“EWP”), after taking into account any fee waivers by EWP, plus 0.03%.

For the iShares Currency Hedged MSCI Switzerland ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Switzerland ETF (“EWL”), after taking into account any fee waivers by EWL, plus 0.03%.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Currency Hedged MSCI Italy	$1,379
Currency Hedged MSCI Spain	10,513
Currency Hedged MSCI Switzerland	695

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Eurozone	$157,273,342	$57,452,630
Currency Hedged MSCI Germany	31,189,397	11,112,787
Currency Hedged MSCI Italy	303,441	138,885
Currency Hedged MSCI Spain	1,895,246	823,731
Currency Hedged MSCI Switzerland	812,977	745,064

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Eurozone	$241,652,256	$977,612,221
Currency Hedged MSCI Germany	91,727,234	245,678,040
Currency Hedged MSCI Italy	—	749,553
Currency Hedged MSCI Spain	—	5,165,703
Currency Hedged MSCI Switzerland	1,213,929	—

8.	INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to the use of equalization and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Currency Hedged MSCI Eurozone	$(70,196,428)	$70,196,428
Currency Hedged MSCI Germany	(17,543,381)	17,543,381
Currency Hedged MSCI Italy	(156,452)	156,452
Currency Hedged MSCI Spain	(693,941)	693,941

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18
Currency Hedged MSCI Eurozone
Ordinary income	$30,343,703	$47,537,786

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18
Currency Hedged MSCI Germany
Ordinary income	$4,709,161	$10,823,452
Return of capital	7,999	—

	$4,717,160	$10,823,452

Currency Hedged MSCI Italy
Ordinary income	$94,542	$120,078

Currency Hedged MSCI Spain
Ordinary income	$479,645	$885,044

Currency Hedged MSCI Switzerland
Ordinary income	$236,311	$190,698
Long-term capital gains	103,701	99,359

	$340,012	$290,057

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
Currency Hedged MSCI Eurozone	$8,064,436	$17,009,885	$—	$(124,569,797)	$(99,495,476)
Currency Hedged MSCI Germany	—	—	(37,920,803)	(34,175,179)	(72,095,982)
Currency Hedged MSCI Italy	746	—	(345,558)	(181,479)	(526,291)
Currency Hedged MSCI Spain	6,787	—	(3,951,881)	(2,498,593)	(6,443,687)
Currency Hedged MSCI Switzerland	44,301	45,462	—	814,006	903,769

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

For the year ended August 31, 2019, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
Currency Hedged MSCI Eurozone	$71,669,199
Currency Hedged MSCI Germany	18,982,116
Currency Hedged MSCI Italy	146,355
Currency Hedged MSCI Spain	974,906

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI Eurozone	$987,596,744	$22,162,075	$(146,731,872)	$(124,569,797)
Currency Hedged MSCI Germany	187,675,050	1,498,196	(35,673,375)	(34,175,179)
Currency Hedged MSCI Italy	2,004,447	14,158	(195,637)	(181,479)
Currency Hedged MSCI Spain	16,671,549	256,227	(2,754,820)	(2,498,593)
Currency Hedged MSCI Switzerland	6,466,305	866,645	(52,639)	814,006

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
Currency Hedged MSCI Eurozone
Shares sold	8,550,000	$242,699,585	36,600,000	$1,105,391,906
Shares redeemed	(35,250,000)	(981,522,161)	(42,950,000)	(1,299,104,957)

Net decrease	(26,700,000)	$(738,822,576)	(6,350,000)	$(193,713,051)

Currency Hedged MSCI Germany
Shares sold	3,550,000	$92,522,500	6,300,000	$177,359,936
Shares redeemed	(9,600,000)	(247,102,132)	(23,850,000)	(673,771,512)

Net decrease	(6,050,000)	$(154,579,632)	(17,550,000)	$(496,411,576)

Currency Hedged MSCI Italy
Shares redeemed	(50,000)	(746,187)	(200,000)	(3,465,283)

Currency Hedged MSCI Spain
Shares sold	—	$—	1,050,000	$23,945,428
Shares redeemed	(250,000)	(5,223,688)	(2,650,000)	(60,065,696)

Net decrease	(250,000)	$(5,223,688)	(1,600,000)	$(36,120,268)

Currency Hedged MSCI Switzerland
Shares sold	50,000	$1,214,499	—	$—
Shares redeemed	—	—	(50,000)	(1,371,401)

Net increase (decrease)	50,000	$1,214,499	(50,000)	$(1,371,401)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income	Net Realized Gains
Currency Hedged MSCI Eurozone	$47,537,786	$—
Currency Hedged MSCI Germany	10,823,452	—
Currency Hedged MSCI Italy	120,078	—
Currency Hedged MSCI Spain	885,044	—
Currency Hedged MSCI Switzerland	125,036	165,021

Undistributed net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed net investment income
Currency Hedged MSCI Eurozone	$—
Currency Hedged MSCI Germany	—
Currency Hedged MSCI Italy	3,108
Currency Hedged MSCI Spain	7,788
Currency Hedged MSCI Switzerland	401

13. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Currency Hedged MSCI Eurozone ETF,

iShares Currency Hedged MSCI Germany ETF, iShares Currency Hedged MSCI Italy ETF,

iShares Currency Hedged MSCI Spain ETF and iShares Currency Hedged MSCI Switzerland ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF, iShares Currency Hedged MSCI Italy ETF, iShares Currency Hedged MSCI Spain ETF and iShares Currency Hedged MSCI Switzerland ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Eurozone	$30,639,627
Currency Hedged MSCI Germany	4,792,036
Currency Hedged MSCI Italy	84,363
Currency Hedged MSCI Spain	426,542
Currency Hedged MSCI Switzerland	147,012

For the fiscal year ended August 31, 2019, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Eurozone	$35,139,438	$4,499,811
Currency Hedged MSCI Germany	5,553,040	844,147
Currency Hedged MSCI Italy	96,332	10,909
Currency Hedged MSCI Spain	491,930	55,093
Currency Hedged MSCI Switzerland	177,603	34,459

The following distribution amounts are hereby designated for the fiscal year ended August 31, 2019:

iShares ETF	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Currency Hedged MSCI Eurozone	$39,158	$20,898
Currency Hedged MSCI Switzerland	87,015	103,701

IMPORTANT TAX INFORMATION	51

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Italy ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Currency Hedged MSCI Germany ETF, iShares Currency Hedged MSCI Spain ETF, iShares Currency Hedged MSCI Switzerland ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory Contract  (continued)

shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI Eurozone	$0.899264	$—	$—	$0.899264	100%	—%	—%	100%
Currency Hedged MSCI Spain	0.776243	—	—	0.776243	100	—	—	100
Currency Hedged MSCI Switzerland	0.598245	0.952755	—	1.551000	39	61	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Currency Hedged MSCI Eurozone ETF

Period Covered: July 10, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 0.0% and Less than 0.5%	580	46.33
At NAV	128	10.22
Less than 0.0% and Greater than –0.5%	543	43.37

	1,252	100.00%

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Currency Hedged MSCI Germany ETF

Period Covered: February 04, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	2	0.15%
Greater than 0.0% and Less than 0.5%	754	55.44
At NAV	111	8.16
Less than 0.0% and Greater than –0.5%	492	36.18
Less than –6.0%	1	0.07

	1,360	100.00%

iShares Currency Hedged MSCI Italy ETF

Period Covered: July 01, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.10%
Greater than 5.0% and Less than 5.5%	1	0.10
Greater than 4.5% and Less than 5.0%	1	0.10
Greater than 3.0% and Less than 3.5%	1	0.10
Greater than 2.0% and Less than 2.5%	2	0.20
Greater than 1.5% and Less than 2.0%	1	0.10
Greater than 1.0% and Less than 1.5%	1	0.10
Greater than 0.5% and Less than 1.0%	5	0.50
Greater than 0.0% and Less than 0.5%	439	43.64
At NAV	39	3.88
Less than 0.0% and Greater than –0.5%	515	51.18

	1,006	100.00%

iShares Currency Hedged MSCI Spain ETF

Period Covered: July 01, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.10%
Greater than 4.5% and Less than 5.0%	2	0.20
Greater than 3.5% and Less than 4.0%	1	0.10
Greater than 2.5% and Less than 3.0%	1	0.10
Greater than 0.5% and Less than 1.0%	3	0.30
Greater than 0.0% and Less than 0.5%	403	40.06
At NAV	59	5.86
Less than 0.0% and Greater than –0.5%	535	53.18
Less than –0.5% and Greater than –1.0%	1	0.10

	1,006	100.00%

iShares Currency Hedged MSCI Switzerland ETF

Period Covered: July 01, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	2	0.20%
Greater than 0.0% and Less than 0.5%	573	56.96
At NAV	70	6.96
Less than 0.0% and Greater than –0.5%	361	35.88

	1,006	100.00%

SUPPLEMENTAL INFORMATION	57

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
(a) Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

TRUSTEE AND OFFICER INFORMATION	59

Additional Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

Complete Schedules of Portfolio Holdings

The complete schedules of investments in securities of unaffiliated issuers for certain iShares Funds in this report are also available without charge, upon request, by calling toll-free 1-800-474-2737.

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Counterparty Abbreviations

BNP	BNP Paribas SA

BOA	Bank of America N.A.

CITI	Citibank N.A.

DB	Deutsche Bank AG London

HSBC	HSBC Bank PLC

JPM	JPMorgan Chase Bank N.A.

MS	Morgan Stanley & Co. International PLC

NAB	National Australia Bank Limited

RBS	Royal Bank of Scotland PLC

SSB	State Street Bank and Trust Co.

TDB	Toronto Dominion Bank

Currency Abbreviations

CHF	Swiss Franc

EUR	Euro

USD	United States Dollar

GLOSSARY OF TERMS USED IN THIS REPORT	61

Additional Financial Information

Audited Financial Statements

August 31, 2019

iShares, Inc.

iShares MSCI Eurozone ETF | EZU | Cboe BZX

iShares MSCI Germany ETF | EWG | NYSE Arca

iShares MSCI Italy ETF | EWI | NYSE Arca

iShares MSCI Spain ETF | EWP | NYSE Arca

iShares MSCI Switzerland ETF | EWL | NYSE Arca

Schedule of Investments August 31, 2019	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.7%
ANDRITZ AG	91,101	$3,214,412
Erste Group Bank AG	368,464	11,876,917
OMV AG	179,688	9,183,676
Raiffeisen Bank International AG	179,609	3,933,142
Verbund AG	82,245	4,904,491
voestalpine AG	140,691	3,245,909

		36,358,547

Belgium — 3.2%
Ageas	222,186	11,916,030
Anheuser-Busch InBev SA/NV	929,141	88,201,267
Colruyt SA	69,669	3,572,990
Groupe Bruxelles Lambert SA	97,981	9,167,318
KBC Group NV	303,314	17,583,052
Proximus SADP	184,442	5,461,810
Solvay SA	90,369	9,127,870
Telenet Group Holding NV	57,223	2,857,183
UCB SA	153,123	11,456,499
Umicore SA	240,001	7,656,803

		167,000,822

Finland — 3.1%
Elisa OYJ	172,710	8,703,410
Fortum OYJ	540,610	11,912,889
Kone OYJ, Class B	414,468	24,008,370
Metso OYJ	128,341	4,816,715
Neste OYJ	515,061	16,244,921
Nokia OYJ	6,872,536	34,053,928
Nokian Renkaat OYJ(a)	151,026	4,141,303
Orion OYJ, Class B	128,309	4,771,711
Sampo OYJ, Class A	538,531	21,433,090
Stora Enso OYJ, Class R	709,216	7,943,015
UPM-Kymmene OYJ	649,961	17,550,670
Wartsila OYJ Abp	540,231	6,636,438

		162,216,460

France — 35.4%
Accor SA	225,241	9,738,312
Aeroports de Paris	36,065	6,239,475
Air Liquide SA	523,827	73,059,889
Airbus SE	711,619	98,225,253
Alstom SA	192,371	8,234,554
Amundi SA(b)	73,505	4,707,090
Arkema SA	83,875	7,367,220
Atos SE	119,847	9,090,887
AXA SA	2,359,183	54,221,311
BioMerieux	51,035	4,156,160
BNP Paribas SA	1,371,621	61,983,272
Bollore SA	1,057,889	4,499,231
Bouygues SA	271,079	10,314,065
Bureau Veritas SA	348,487	8,350,864
Capgemini SE	194,078	23,328,455
Carrefour SA	719,386	12,279,470
Casino Guichard Perrachon SA(c)	66,245	2,794,073
Cie. de Saint-Gobain	600,827	21,715,706
Cie. Generale des Etablissements Michelin SCA	208,695	21,971,306
CNP Assurances	207,521	3,775,357
Covivio	55,222	5,886,721
Credit Agricole SA	1,398,142	15,997,524
Danone SA	752,949	67,545,419
Dassault Aviation SA	3,073	4,379,079

Security	Shares	Value

France (continued)
Dassault Systemes SE	160,310	$22,623,779
Edenred	291,248	14,208,643
Eiffage SA	95,325	9,893,000
Electricite de France SA	732,287	8,923,160
Engie SA	2,227,819	33,918,058
EssilorLuxottica SA	345,641	51,100,539
Eurazeo SE	48,992	3,245,239
Eurofins Scientific SE(c)	13,950	6,396,919
Eutelsat Communications SA	217,955	3,797,163
Faurecia SE	93,205	4,080,020
Gecina SA	55,589	8,827,547
Getlink SE	534,169	7,529,646
Hermes International	38,642	26,426,347
ICADE	36,177	3,205,122
Iliad SA	32,212	3,378,493
Imerys SA	44,172	1,804,708
Ingenico Group SA	73,061	7,257,350
Ipsen SA	45,781	4,819,801
JCDecaux SA	89,017	2,384,089
Kering SA	92,460	44,842,223
Klepierre SA	248,406	7,593,946
Legrand SA	325,358	23,010,059
L’Oreal SA	308,142	84,360,269
LVMH Moet Hennessy Louis Vuitton SE	338,769	135,200,340
Natixis SA	1,144,578	4,439,363
Orange SA	2,432,777	36,971,521
Pernod Ricard SA	258,932	49,530,359
Peugeot SA	719,556	16,109,717
Publicis Groupe SA	257,358	12,362,584
Remy Cointreau SA	27,468	4,156,231
Renault SA	233,836	13,431,821
Safran SA	399,106	58,081,973
Sanofi	1,371,949	118,028,295
Sartorius Stedim Biotech	33,575	5,206,005
Schneider Electric SE	670,684	56,251,073
SCOR SE	197,828	7,906,070
SEB SA	27,462	4,279,318
SES SA	442,757	7,145,575
Societe BIC SA	32,022	2,048,852
Societe Generale SA	937,228	23,795,581
Sodexo SA	107,587	12,215,307
STMicroelectronics NV	830,880	14,754,482
Suez	415,015	6,455,623
Teleperformance	71,442	15,624,955
Thales SA	129,656	15,013,703
TOTAL SA	2,915,622	145,739,520
Ubisoft Entertainment SA(a)	101,737	8,219,098
Unibail-Rodamco-Westfield	168,344	22,079,810
Valeo SA(c)	292,494	8,001,188
Veolia Environnement SA	656,879	15,733,689
Vinci SA	622,262	68,183,972
Vivendi SA	1,117,644	31,299,384
Wendel SA	33,638	4,723,091
Worldline SA/France(a)(b)	99,918	6,910,179

		1,853,385,492

Germany — 25.3%
1&1 Drillisch AG(c)	64,871	1,783,122
adidas AG	219,954	65,327,907
Allianz SE, Registered	517,589	114,283,978
Aroundtown SA	1,106,268	9,217,489

SCHEDULE OF INVESTMENTS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Axel Springer SE(a)(c)	59,103	$4,067,949
BASF SE	1,120,005	74,226,345
Bayer AG, Registered	1,137,160	84,329,712
Bayerische Motoren Werke AG	404,102	27,061,504
Beiersdorf AG	122,917	15,498,989
Brenntag AG	187,557	9,052,962
Carl Zeiss Meditec AG, Bearer	48,874	5,645,980
Commerzbank AG	1,217,173	6,915,184
Continental AG	133,791	16,171,747
Covestro AG(b)	211,353	9,587,075
Daimler AG, Registered	1,108,887	52,149,716
Delivery Hero SE(a)(b)	139,236	7,047,215
Deutsche Bank AG, Registered(c)	2,400,888	17,376,223
Deutsche Boerse AG	231,697	34,127,159
Deutsche Lufthansa AG, Registered	288,437	4,440,625
Deutsche Post AG, Registered	1,206,244	39,718,450
Deutsche Telekom AG, Registered	4,064,308	67,925,034
Deutsche Wohnen SE	433,963	15,417,111
E.ON SE	2,686,119	25,010,639
Evonik Industries AG	229,284	5,852,927
Fraport AG Frankfurt Airport Services Worldwide	51,168	4,281,379
Fresenius Medical Care AG & Co. KGaA	263,449	17,755,541
Fresenius SE & Co. KGaA	509,214	24,763,689
GEA Group AG	186,453	5,036,779
Hannover Rueck SE	73,532	11,725,487
HeidelbergCement AG	180,793	12,551,157
Henkel AG & Co. KGaA	126,815	11,738,005
HOCHTIEF AG	30,103	3,280,284
HUGO BOSS AG	76,910	4,292,451
Infineon Technologies AG	1,525,508	26,456,100
Innogy SE	170,910	7,095,692
KION Group AG	78,856	3,820,099
Knorr-Bremse AG	58,738	5,497,597
LANXESS AG	105,756	6,370,570
Merck KGaA	157,601	16,880,261
METRO AG	224,603	3,482,604
MTU Aero Engines AG	63,307	17,310,690
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	175,988	42,230,500
Puma SE	100,740	7,660,402
QIAGEN NV(a)	279,484	9,728,982
RTL Group SA	46,328	2,162,173
RWE AG	665,047	18,976,044
SAP SE	1,198,441	143,328,454
Siemens AG, Registered	932,856	93,433,635
Siemens Healthineers AG(b)	181,838	7,150,895
Symrise AG	157,180	14,699,183
Telefonica Deutschland Holding AG	1,075,180	2,742,241
thyssenkrupp AG(c)	492,675	6,030,536
Uniper SE	244,359	7,419,097
United Internet AG, Registered(d)	149,324	4,900,403
Volkswagen AG	39,934	6,528,433
Vonovia SE	619,283	30,893,940
Wirecard AG	143,453	22,922,553
Zalando SE(a)(b)	152,358	7,550,291

		1,322,931,189

Ireland — 1.7%
AIB Group PLC	1,000,015	2,535,116
Bank of Ireland Group PLC	1,178,524	4,493,155
CRH PLC	987,000	32,912,355

Security	Shares	Value

Ireland (continued)
Flutter Entertainment PLC(a)	95,271	$7,852,003
Irish Bank Resolution Corp. Ltd.(a)(e)	446,666	5
Kerry Group PLC, Class A	193,631	23,093,474
Kingspan Group PLC	186,311	8,522,969
Smurfit Kappa Group PLC	273,914	8,464,237

		87,873,314

Italy — 7.1%
Assicurazioni Generali SpA	1,339,796	24,300,668
Atlantia SpA	606,224	14,800,785
CNH Industrial NV	1,234,510	12,711,364
Davide Campari-Milano SpA	705,180	6,620,340
Enel SpA	9,917,859	72,019,948
Eni SpA	3,099,066	46,687,740
Ferrari NV	148,638	23,440,065
Fiat Chrysler Automobiles NV	1,319,949	17,207,644
FinecoBank Banca Fineco SpA	748,432	7,729,449
Intesa Sanpaolo SpA	18,148,754	39,836,725
Leonardo SpA	497,434	6,097,005
Mediobanca Banca di Credito Finanziario SpA	751,726	7,458,823
Moncler SpA	220,244	8,268,315
Pirelli & C SpA(b)	502,787	2,616,205
Poste Italiane SpA(b)	634,867	6,832,067
Prysmian SpA	298,692	6,547,443
Recordati SpA	126,488	5,552,295
Snam SpA	2,483,824	12,579,697
Telecom Italia SpA/Milano(a)	11,225,715	5,988,307
Tenaris SA	575,364	6,281,705
Terna Rete Elettrica Nazionale SpA	1,722,246	10,829,720
UniCredit SpA	2,451,056	27,154,209

		371,560,519

Netherlands — 11.7%
ABN AMRO Bank NV, CVA(b)	518,591	9,243,227
Adyen NV(a)(b)	12,597	9,139,168
Aegon NV	2,163,767	8,251,804
AerCap Holdings NV(a)	153,204	8,214,799
Akzo Nobel NV	276,931	24,845,928
ArcelorMittal	808,969	11,663,364
ASML Holding NV	519,053	115,607,542
EXOR NV	131,726	8,921,391
Heineken Holding NV	140,499	13,917,471
Heineken NV	316,072	33,679,669
ING Groep NV	4,751,284	45,505,762
Koninklijke Ahold Delhaize NV	1,443,452	33,834,669
Koninklijke DSM NV	221,424	27,578,664
Koninklijke KPN NV	4,356,236	13,816,239
Koninklijke Philips NV	1,129,413	53,338,909
Koninklijke Vopak NV	85,265	4,071,421
NN Group NV	372,403	12,491,915
NXP Semiconductors NV(c)	347,755	35,519,696
Randstad NV	144,579	6,758,788
Unilever NV	1,777,317	110,468,341
Wolters Kluwer NV	341,090	24,610,974

		611,479,741

Portugal — 0.5%
EDP — Energias de Portugal SA	3,110,529	11,776,766
Galp Energia SGPS SA	612,764	8,812,971
Jeronimo Martins SGPS SA	305,819	5,055,116

		25,644,853

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain — 8.9%
ACS Actividades de Construccion y Servicios SA	319,138	$12,079,362
Aena SME SA(b)	82,241	14,853,136
Amadeus IT Group SA	533,861	39,837,083
Banco Bilbao Vizcaya Argentaria SA	8,135,181	38,603,763
Banco de Sabadell SA	6,844,593	5,870,289
Banco Santander SA	19,798,980	75,004,478
Bankia SA	1,515,339	2,755,134
Bankinter SA	816,104	4,761,496
CaixaBank SA	4,365,792	9,908,935
Cellnex Telecom SA(b)	237,990	9,539,948
Enagas SA	278,763	6,095,242
Endesa SA	387,454	9,971,599
Ferrovial SA	593,168	16,898,964
Grifols SA	362,655	11,501,966
Iberdrola SA	7,322,396	75,412,553
Industria de Diseno Textil SA	1,330,293	41,195,384
Mapfre SA	1,308,829	3,413,112
Naturgy Energy Group SA	365,726	9,585,587
Red Electrica Corp. SA	532,045	10,619,702
Repsol SA	1,771,926	25,796,630
Siemens Gamesa Renewable Energy SA	296,643	4,045,908
Telefonica SA	5,698,187	39,539,585

		467,289,856

United Kingdom — 0.3%
Coca-Cola European Partners PLC	286,851	16,161,185

Total Common Stocks — 97.9% (Cost: $6,145,193,171)		5,121,901,978

Preferred Stocks

Germany — 1.6%
Bayerische Motoren Werke AG, Preference Shares, NVS	67,478	3,633,766
Fuchs Petrolub SE, Preference Shares, NVS	84,203	2,946,914
Henkel AG & Co. KGaA, Preference Shares, NVS	216,903	21,760,550
Porsche Automobil Holding SE, Preference Shares, NVS	187,632	11,790,293

Security	Shares	Value

Germany (continued)
Sartorius AG, Preference Shares, NVS	43,249	$8,663,526
Volkswagen AG, Preference Shares, NVS	226,563	36,452,317

		85,247,366

Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	7,387,184	3,769,009

Total Preferred Stocks — 1.7% (Cost: $132,299,536)		89,016,375

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(f)(g)(h)	40,300,373	40,320,523
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(f)(g)	2,795,000	2,795,000

		43,115,523

Total Short-Term Investments — 0.8% (Cost: $43,104,486)		43,115,523

Total Investments in Securities — 100.4% (Cost: $6,320,597,193)		5,254,033,876

Other Assets, Less Liabilities — (0.4)%		(22,522,704)

Net Assets — 100.0%		$5,231,511,172

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	80,281,282	(39,980,909)	40,300,373	$40,320,523	$1,342,201	(b)	$5,676		$(690)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,873,964	921,036	2,795,000	2,795,000	80,594		—		—

				$43,115,523	$1,422,795		$5,676		$(690)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

SCHEDULE OF INVESTMENTS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Eurozone ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	637	09/20/19	$23,984	$283,382

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$283,382

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(1,835,802)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,138,310

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$33,753,022

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,121,901,973	$—	$5	$5,121,901,978
Preferred Stocks	89,016,375	—	—	89,016,375
Money Market Funds	43,115,523	—	—	43,115,523

	$5,254,033,871	$—	$5	$5,254,033,876

Derivative financial instruments(a)
Assets
Futures Contracts	$283,382	$—	$—	$283,382

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.2%
MTU Aero Engines AG	89,709	$24,530,063

Air Freight & Logistics — 2.8%
Deutsche Post AG, Registered	1,703,457	56,090,369

Airlines — 0.3%
Deutsche Lufthansa AG, Registered	409,889	6,310,436

Auto Components — 1.2%
Continental AG	189,762	22,937,141

Automobiles — 6.1%
Bayerische Motoren Werke AG	569,857	38,161,622
Daimler AG, Registered	1,566,384	73,665,289
Volkswagen AG	56,002	9,155,239

		120,982,150

Banks — 0.5%
Commerzbank AG	1,728,257	9,818,831

Capital Markets — 3.6%
Deutsche Bank AG, Registered(a)	3,387,016	24,513,241
Deutsche Boerse AG	327,096	48,178,687

		72,691,928

Chemicals — 7.8%
BASF SE	1,582,086	104,849,944
Covestro AG(b)	299,927	13,604,835
Evonik Industries AG	321,571	8,208,735
LANXESS AG	149,997	9,035,576
Symrise AG	220,981	20,665,735

		156,364,825

Construction & Engineering — 0.2%
HOCHTIEF AG	42,671	4,649,803

Construction Materials — 0.9%
HeidelbergCement AG	256,720	17,822,222

Diversified Telecommunication Services — 5.3%
Deutsche Telekom AG, Registered	5,741,136	95,949,140
Telefonica Deutschland Holding AG	1,539,470	3,926,410
United Internet AG, Registered(c)	212,176	6,963,033

		106,838,583

Food & Staples Retailing — 0.2%
METRO AG	310,601	4,816,055

Health Care Equipment & Supplies — 0.9%
Carl Zeiss Meditec AG, Bearer	69,438	8,021,556
Siemens Healthineers AG(b)	258,783	10,176,807

		18,198,363

Health Care Providers & Services — 3.0%
Fresenius Medical Care AG & Co. KGaA	370,586	24,976,200
Fresenius SE & Co. KGaA	717,910	34,912,826

		59,889,026

Household Products — 0.8%
Henkel AG & Co. KGaA	179,283	16,594,446

Independent Power and Renewable Electricity Producers — 0.5%
Uniper SE(a)	347,211	10,541,834

Industrial Conglomerates — 6.6%
Siemens AG, Registered	1,317,721	131,981,209

Security	Shares	Value

Insurance — 11.9%
Allianz SE, Registered	731,137	$161,435,511
Hannover Rueck SE	104,024	16,587,771
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	248,610	59,657,048

		237,680,330

Internet & Direct Marketing Retail — 1.0%
Delivery Hero SE(b)(d)	194,041	9,821,085
Zalando SE(a)(b)(d)	216,220	10,715,052

		20,536,137

IT Services — 1.6%
Wirecard AG	201,937	32,267,792

Life Sciences Tools & Services — 0.7%
QIAGEN NV(d)	398,207	13,861,790

Machinery — 1.0%
GEA Group AG	264,671	7,149,733
KION Group AG	112,048	5,428,052
Knorr-Bremse AG	83,435	7,809,119

		20,386,904

Media — 0.5%
Axel Springer SE(a)(d)	84,410	5,809,782
RTL Group SA	66,451	3,101,333

		8,911,115

Metals & Mining — 0.4%
thyssenkrupp AG(a)	698,073	8,544,689

Multi-Utilities — 3.6%
E.ON SE	3,788,443	35,274,454
Innogy SE, New(b)	21,049	1,049,832
Innogy SE	217,805	9,042,638
RWE AG	943,542	26,922,450

		72,289,374

Personal Products — 1.1%
Beiersdorf AG	173,895	21,926,964

Pharmaceuticals — 7.1%
Bayer AG, Registered	1,606,321	119,121,837
Merck KGaA	222,044	23,782,595

		142,904,432

Real Estate Management & Development — 3.9%
Aroundtown SA	1,560,055	12,998,468
Deutsche Wohnen SE	613,386	21,791,351
Vonovia SE	874,848	43,643,215

		78,433,034

Semiconductors & Semiconductor Equipment — 1.9%
Infineon Technologies AG	2,153,048	37,339,204

Software — 10.1%
SAP SE	1,692,888	202,462,215

Textiles, Apparel & Luxury Goods — 5.5%
adidas AG	310,697	92,279,225
HUGO BOSS AG	109,316	6,101,074
Puma SE	143,096	10,881,208

		109,261,507

Trading Companies & Distributors — 0.7%
Brenntag AG	266,543	12,865,441

SCHEDULE OF INVESTMENTS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Transportation Infrastructure — 0.3%
Fraport AG Frankfurt Airport Services Worldwide	71,790	$6,006,883

Wireless Telecommunication Services — 0.1%
1&1 Drillisch AG(a)	90,683	2,492,622

Total Common Stocks — 93.3% (Cost: $2,463,710,301)		1,869,227,717

Preferred Stocks

Automobiles — 3.7%
Bayerische Motoren Werke AG, Preference Shares, NVS	95,925	5,165,669
Porsche Automobil Holding SE, Preference Shares, NVS	264,159	16,599,045
Volkswagen AG, Preference Shares, NVS	319,570	51,416,458

		73,181,172

Chemicals — 0.2%
Fuchs Petrolub SE, Preference Shares, NVS	119,889	4,195,842

Health Care Equipment & Supplies — 0.6%
Sartorius AG, Preference Shares, NVS	60,907	12,200,731

Household Products — 1.5%
Henkel AG & Co. KGaA, Preference Shares, NVS	307,344	30,833,942

Total Preferred Stocks — 6.0% (Cost: $169,155,889)		120,411,687

Security	Shares	Value

Short-Term Investments

Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(e)(f)(g)	39,070,907	$39,090,443
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(e)(f)	839,000	839,000

		39,929,443

Total Short-Term Investments — 2.0% (Cost: $39,925,183)		39,929,443

Total Investments in Securities — 101.3% (Cost: $2,672,791,373)		2,029,568,847

Other Assets, Less Liabilities — (1.3)%		(26,884,162)

Net Assets — 100.0%		$2,002,684,685

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Non-income producing security.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	62,176,709	(23,105,802)	39,070,907	$39,090,443	$607,670	(b)	$9,410		$2,468
BlackRock Cash Funds: Treasury, SL Agency Shares	247,268	591,732	839,000	839,000	29,396		—		—

				$39,929,443	$637,066		$9,410		$2,468

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
DAX Index	39	09/20/19	$12,791	$(167,910)

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Germany ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$167,910

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(855,178)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$399,000

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,565,547

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,869,227,717	$—	$—	$1,869,227,717
Preferred Stocks	120,411,687	—	—	120,411,687
Money Market Funds	39,929,443	—	—	39,929,443

	$2,029,568,847	$—	$—	$2,029,568,847

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(167,910)	$—	$—	$(167,910)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

Schedule of Investments August 31, 2019	iShares® MSCI Italy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 2.0%
Leonardo SpA	374,056	$4,584,772

Auto Components — 1.0%
Pirelli & C SpA(a)	465,757	2,423,523

Automobiles — 8.6%
Ferrari NV	64,073	10,104,248
Fiat Chrysler Automobiles NV	784,072	10,221,632

		20,325,880

Banks — 20.1%
FinecoBank Banca Fineco SpA	401,019	4,141,533
Intesa Sanpaolo SpA	10,324,096	22,661,510
Mediobanca Banca di Credito Finanziario SpA	571,027	5,665,880
UniCredit SpA	1,343,947	14,889,018

		47,357,941

Beverages — 2.2%
Davide Campari-Milano SpA	539,273	5,062,779

Diversified Financial Services — 2.8%
EXOR NV	97,465	6,601,000

Diversified Telecommunication Services — 2.0%
Telecom Italia SpA/Milano(b)	8,898,054	4,746,627

Electric Utilities — 21.2%
Enel SpA	5,825,122	42,299,955
Terna Rete Elettrica Nazionale SpA	1,222,440	7,686,871

		49,986,826

Electrical Equipment — 2.2%
Prysmian SpA	233,498	5,118,365

Energy Equipment & Services — 2.0%
Tenaris SA	429,981	4,694,443

Gas Utilities — 3.8%
Snam SpA	1,762,104	8,924,438

Insurance — 6.6%
Assicurazioni Generali SpA	564,260	10,234,316
Poste Italiane SpA(a)	494,171	5,317,979

		15,552,295

Machinery — 3.8%
CNH Industrial NV	867,370	8,931,038

Security	Shares	Value

Oil, Gas & Consumable Fuels — 11.4%
Eni SpA	1,787,669	$26,931,413

Pharmaceuticals — 1.9%
Recordati SpA	104,361	4,581,012

Textiles, Apparel & Luxury Goods — 2.6%
Moncler SpA	160,918	6,041,121

Transportation Infrastructure — 4.1%
Atlantia SpA	392,958	9,593,957

Total Common Stocks — 98.3% (Cost: $277,972,307)		231,457,430

Preferred Stocks

Diversified Telecommunication Services — 1.5%
Telecom Italia SpA/Milano, Preference Shares, NVS	6,689,391	3,412,989

Total Preferred Stocks — 1.5% (Cost: $5,150,077)		3,412,989

Short-Term Investments

Money Market Funds — .00%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(c)(d)	103,000	103,000

Total Short-Term Investments — 0.0% (Cost: $103,000)		103,000

Total Investments in Securities — 99.8% (Cost: $283,225,384)		234,973,419

Other Assets, Less Liabilities — 0.2%		483,342

Net Assets — 100.0%		$235,456,761

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	9,072,916	(9,072,916)	—	$—	$11,385	(b)	$29		$(704)
BlackRock Cash Funds: Treasury, SL Agency Shares	142,515	(39,515)	103,000	103,000	5,493		—		—

				$103,000	$16,878		$29		$(704)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Italy ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE/MIB Index	3	09/20/19	$ 352	$(6,223)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$6,223

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(166,876)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$24,526

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$543,351

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$231,457,430	$—	$—	$231,457,430
Preferred Stocks	3,412,989	—	—	3,412,989
Money Market Funds	103,000	—	—	103,000

	$234,973,419	$—	$—	$234,973,419

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(6,223)	$—	$—	$(6,223)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

Schedule of Investments August 31, 2019	iShares® MSCI Spain ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Banks — 29.9%
Banco Bilbao Vizcaya Argentaria SA	12,451,743	$59,087,086
Banco de Sabadell SA	18,976,996	16,275,688
Banco Santander SA	32,700,862	123,880,679
Bankia SA	5,685,022	10,336,301
Bankinter SA	2,377,612	13,871,993
CaixaBank SA	10,127,433	22,985,995

		246,437,742
Biotechnology — 3.6%
Grifols SA	945,541	29,988,779

Construction & Engineering — 8.2%
ACS Actividades de Construccion y Servicios SA	794,965	30,089,396
Ferrovial SA	1,310,131	37,324,765

		67,414,161
Diversified Telecommunication Services — 10.0%
Cellnex Telecom SA(a)	557,973	22,366,627
Telefonica SA	8,686,931	60,278,410

		82,645,037
Electric Utilities — 21.6%
Endesa SA	1,047,902	26,969,029
Iberdrola SA	12,041,481	124,013,892
Red Electrica Corp. SA	1,377,698	27,499,068

		178,481,989
Electrical Equipment — 1.8%
Siemens Gamesa Renewable Energy SA	1,063,534	14,505,521

Gas Utilities — 5.0%
Enagas SA	752,053	16,443,879
Naturgy Energy Group SA	956,154	25,060,558

		41,504,437
Insurance — 1.6%
Mapfre SA	5,096,821	13,291,286

Security	Shares	Value
IT Services — 4.5%
Amadeus IT Group SA	495,761	$36,994,034

Oil, Gas & Consumable Fuels — 4.7%
Repsol SA	2,637,540	38,398,693

Specialty Retail — 4.8%
Industria de Diseno Textil SA	1,283,171	39,736,150

Transportation Infrastructure — 4.2%
Aena SME SA(a)	193,652	34,974,520

Total Common Stocks — 99.9% (Cost: $1,160,391,672)		824,372,349

Short-Term Investments

Money Market Funds — .00%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(b)(c)	419,000	419,000

Total Short-Term Investments — 0.0% (Cost: $419,000)		419,000

Total Investments in Securities — 99.9% (Cost: $1,160,810,672)		824,791,349

Other Assets, Less Liabilities — 0.1%		419,799

Net Assets — 100.0%		$825,211,148

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	19,678,549	(19,678,549)	—	$—	$23,077	(b)	$820		$(7)
BlackRock Cash Funds: Treasury, SL Agency Shares	345,951	73,049	419,000	419,000	21,267		—		—

				$419,000	$44,344		$820		$(7)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	14	09/20/19	$1,356	$23,886

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Spain ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$23,886

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(362,085)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$48,854

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,521,163

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$824,372,349	$—	$—	$824,372,349
Money Market Funds	419,000	—	—	419,000

	$824,791,349	$—	$—	$824,791,349

Derivative financial instruments(a)
Assets
Futures Contracts	$23,886	$—	$—	$23,886

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

Schedule of Investments August 31, 2019	iShares® MSCI Switzerland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 1.6%
Geberit AG, Registered	40,251	$18,310,147

Capital Markets — 8.5%
Credit Suisse Group AG, Registered	2,542,500	29,717,533
Julius Baer Group Ltd.	289,179	11,436,226
Partners Group Holding AG	20,738	16,821,789
UBS Group AG, Registered	3,704,838	39,128,361

		97,103,909

Chemicals — 5.3%
Clariant AG, Registered	376,885	6,940,062
EMS-Chemie Holding AG, Registered	13,226	7,866,493
Givaudan SA, Registered	9,382	25,373,927
Sika AG, Registered	136,447	19,595,855

		59,776,337

Construction Materials — 2.1%
LafargeHolcim Ltd., Registered	498,462	23,561,643

Diversified Financial Services — 0.6%
Pargesa Holding SA, Bearer	84,858	6,204,938

Diversified Telecommunication Services — 1.3%
Swisscom AG, Registered	29,867	14,914,634

Electrical Equipment — 3.0%
ABB Ltd., Registered	1,796,834	34,049,864

Food Products — 24.9%
Barry Callebaut AG, Registered	3,752	7,675,019
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	1,410	10,438,375
Chocoladefabriken Lindt & Spruengli AG, Registered	132	10,859,366
Nestle SA, Registered	2,271,308	254,803,364

		283,776,124

Health Care Equipment & Supplies — 4.5%
Alcon Inc.(a)	421,093	25,662,649
Sonova Holding AG, Registered	63,861	14,825,279
Straumann Holding AG, Registered	13,456	10,547,752

		51,035,680

Insurance — 9.4%
Baloise Holding AG, Registered	62,154	10,597,180
Swiss Life Holding AG, Registered	37,339	17,710,033
Swiss Re AG	300,629	28,912,887
Zurich Insurance Group AG	140,562	50,033,793

		107,253,893

Life Sciences Tools & Services — 2.3%
Lonza Group AG, Registered	75,146	26,566,346

Machinery — 1.7%
Schindler Holding AG, Participation Certificates, NVS	52,237	11,931,439

Security	Shares	Value

Machinery (continued)
Schindler Holding AG, Registered	34,437	$7,810,059

		19,741,498

Marine — 0.9%
Kuehne + Nagel International AG, Registered	72,069	10,492,233

Pharmaceuticals — 22.8%
Novartis AG, Registered	1,385,676	124,654,122
Roche Holding AG, NVS	455,701	124,627,511
Vifor Pharma AG	62,642	9,933,326

		259,214,959

Professional Services — 2.3%
Adecco Group AG, Registered	206,543	10,867,278
SGS SA, Registered	6,144	15,089,110

		25,956,388

Real Estate Management & Development — 0.9%
Swiss Prime Site AG, Registered	104,292	10,382,295

Software — 1.2%
Temenos AG, Registered	78,632	13,176,194

Specialty Retail — 0.6%
Dufry AG, Registered	83,107	6,739,609

Textiles, Apparel & Luxury Goods — 4.9%
Cie. Financiere Richemont SA, Registered	501,121	38,896,450
Swatch Group AG (The), Bearer	38,843	10,524,845
Swatch Group AG (The), Registered	120,942	6,178,805

		55,600,100

Total Common Stocks — 98.8% (Cost: $1,081,045,297)		1,123,856,791

Short-Term Investments
Money Market Funds — .00%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(b)(c)	516,000	516,000

Total Short-Term Investments — 0.0% (Cost: $516,000)		516,000

Total Investments in Securities — 98.8% (Cost: $1,081,561,297)		1,124,372,791

Other Assets, Less Liabilities — 1.2%		13,662,966

Net Assets — 100.0%		$1,138,035,757

(a)	Non-income producing security.

(b) Affiliate of the Fund.

(c)	Annualized 7-day yield as of period-end.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Switzerland ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	5,419,657	(5,419,657)	—	$—	$77,143	(b)	$439		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	404,567	111,433	516,000	516,000	12,453		—		—

				$516,000	$89,596		$439		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	375	09/20/19	$14,119	$172,893

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$172,893

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$284,875

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$359,895

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,528,370

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Switzerland ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,123,856,791	$—	$—	$1,123,856,791
Money Market Funds	516,000	—	—	516,000

	$1,124,372,791	$—	$—	$1,124,372,791

Derivative financial instruments(a)
Assets
Futures Contracts	$172,893	$—	$—	$172,893

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

August 31, 2019

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$5,210,918,353	$1,989,639,404	$234,870,419	$824,372,349
Affiliated(c)	43,115,523	39,929,443	103,000	419,000
Cash	217	865	163	999
Foreign currency, at value(d)	7,582,986	2,922,618	546,140	1,304,588
Foreign currency collateral pledged:
Futures contracts(e)	1,671,697	903,245	36,341	124,772
Receivables:
Securities lending income — Affiliated	64,780	29,982	—	—
Variation margin on futures contracts	55,189	79,775	—	49
Dividends	1,970,245	46,745	183	1,021
Tax reclaims	8,748,200	9,102,021	—	44,946
Foreign withholding tax claims	1,112	—	—	—

Total assets	5,274,128,302	2,042,654,098	235,556,246	826,267,724

LIABILITIES
Collateral on securities loaned, at value	40,325,922	39,100,142	—	—
Payables:
Variation margin on futures contracts	—	—	986	—
Capital shares redeemed	—	—	—	653,399
Investment advisory fees	2,253,165	869,271	98,499	403,177
Professional fees	38,043	—	—	—

Total liabilities	42,617,130	39,969,413	99,485	1,056,576

NET ASSETS	$5,231,511,172	$2,002,684,685	$235,456,761	$825,211,148

NET ASSETS CONSIST OF:
Paid-in capital	$6,859,836,943	$2,859,672,528	$474,268,491	$1,323,085,740
Accumulated loss	(1,628,325,771)	(856,987,843)	(238,811,730)	(497,874,592)

NET ASSETS	$5,231,511,172	$2,002,684,685	$235,456,761	$825,211,148

Shares outstanding	138,000,000	76,200,000	8,775,000	30,900,000

Net asset value	$37.91	$26.28	$26.83	$26.71

Shares authorized	1 billion	482.2 million	295.4 million	127.8 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$38,800,349	$37,177,554	$—	$—
(b) Investments, at cost — Unaffiliated	$6,277,492,707	$2,632,866,190	$283,122,384	$1,160,391,672
(c) Investments, at cost — Affiliated	$43,104,486	$39,925,183	$103,000	$419,000
(d) Foreign currency, at cost	$7,628,552	$2,936,179	$548,863	$1,310,807
(e) Foreign currency collateral pledged, at cost	$1,702,797	$922,082	$36,998	$126,280

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities  (continued)

August 31, 2019

iShares MSCI Switzerland ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$1,123,856,791
Affiliated(b)	516,000
Cash	320
Foreign currency, at value(c)	1,067,836
Foreign currency collateral pledged:
Futures contracts(d)	978,351
Receivables:
Variation margin on futures contracts	32,400
Dividends	906
Tax reclaims	12,073,341

Total assets	1,138,525,945

LIABILITIES
Payables:
Investment advisory fees	490,188

Total liabilities	490,188

NET ASSETS	$1,138,035,757

NET ASSETS CONSIST OF:
Paid-in capital	$1,156,806,002
Accumulated loss	(18,770,245)

NET ASSETS	$1,138,035,757

Shares outstanding	30,500,000

Net asset value	$37.31

Shares authorized	318.625 million

Par value	$0.001

(a) Investments, at cost — Unaffiliated	$1,081,045,297
(b) Investments, at cost — Affiliated	$516,000
(c) Foreign currency, at cost	$1,074,291
(d) Foreign currency collateral pledged, at cost	$996,296

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended August 31, 2019

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$234,851,841	$80,421,305	$13,015,794	$29,984,531
Dividends — Affiliated	80,594	29,396	5,493	21,267
Non-cash dividends — Unaffiliated	15,461,103	—	—	13,209,730
Securities lending income — Affiliated — net	1,342,201	607,670	11,385	23,077
Other income — Unaffiliated	82,567	—	—	—
Foreign taxes withheld	(29,474,395)	(10,409,300)	(1,585,714)	(4,484,075)
Foreign withholding tax claims	3,484	—	—	161,525

Total investment income	222,347,395	70,649,071	11,446,958	38,916,055

EXPENSES
Investment advisory fees	33,996,993	12,149,254	1,343,787	4,646,678
Professional fees	13,905	—	—	—

Total expenses	34,010,898	12,149,254	1,343,787	4,646,678

Net investment income	188,336,497	58,499,817	10,103,171	34,269,377

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(91,497,907)	(64,608,424)	(9,852,380)	(30,568,779)
Investments — Affiliated	5,676	9,410	29	820
In-kind redemptions — Unaffiliated	(161,825,280)	(19,974,977)	(32,200,316)	2,725,297
Futures contracts	(1,835,802)	(855,178)	(166,876)	(362,085)
Foreign currency transactions	(1,133,273)	(328,900)	(31,049)	(127,414)

Net realized loss	(256,286,586)	(85,758,069)	(42,250,592)	(28,332,161)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(541,990,395)	(329,123,842)	35,963,719	(96,484,086)
Investments — Affiliated	(690)	2,468	(704)	(7)
Futures contracts	1,138,310	399,000	24,526	48,854
Foreign currency translations	(732,980)	(396,810)	(3,281)	(5,109)

Net change in unrealized appreciation (depreciation)	(541,585,755)	(329,119,184)	35,984,260	(96,440,348)

Net realized and unrealized loss	(797,872,341)	(414,877,253)	(6,266,332)	(124,772,509)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(609,535,844)	$(356,377,436)	$3,836,839	$(90,503,132)

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Operations  (continued)

Year Ended August 31, 2019

iShares MSCI Switzerland ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$30,329,604
Dividends — Affiliated	12,453
Securities lending income — Affiliated — net	77,143
Foreign taxes withheld	(4,969,646)

Total investment income	25,449,554

EXPENSES
Investment advisory fees	4,921,583

Total expenses	4,921,583

Net investment income	20,527,971

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(17,697,899)
Investments — Affiliated	439
In-kind redemptions — Unaffiliated	21,560,233
Futures contracts	284,875
Foreign currency transactions	(35,382)

Net realized gain	4,112,266

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	53,669,681
Futures contracts	359,895
Foreign currency translations	(175,155)

Net change in unrealized appreciation (depreciation)	53,854,421

Net realized and unrealized gain	57,966,687

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$78,494,658

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares MSCI Eurozone ETF		iShares MSCI Germany ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$188,336,497	$324,772,803	$58,499,817	$84,698,325
Net realized gain (loss)	(256,286,586)	847,344,521	(85,758,069)	223,956,630
Net change in unrealized appreciation (depreciation)	(541,585,755)	(880,284,404)	(329,119,184)	(168,754,739)

Net increase (decrease) in net assets resulting from operations	(609,535,844)	291,832,920	(356,377,436)	139,900,216

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(193,219,136)	(344,359,197)	(58,677,042)	(97,497,098)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(3,523,968,012)	(3,675,455,483)	(933,488,410)	(1,501,075,041)

NET ASSETS(b)
Total decrease in net assets	(4,326,722,992)	(3,727,981,760)	(1,348,542,888)	(1,458,671,923)
Beginning of year	9,558,234,164	13,286,215,924	3,351,227,573	4,809,899,496

End of year	$5,231,511,172	$9,558,234,164	$2,002,684,685	$3,351,227,573

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets  (continued)

	iShares MSCI Italy ETF		iShares MSCI Spain ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,103,171	$18,032,993	$34,269,377	$32,625,317
Net realized gain (loss)	(42,250,592)	49,680,629	(28,332,161)	88,638,494
Net change in unrealized appreciation (depreciation)	35,984,260	(89,135,199)	(96,440,348)	(227,334,339)

Net increase (decrease) in net assets resulting from operations	3,836,839	(21,421,577)	(90,503,132)	(106,070,528)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(10,603,637)	(17,400,893)	(32,499,998)	(31,909,333)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(163,401,382)	(396,183,016)	72,772,356	(515,111,708)

NET ASSETS(b)
Total decrease in net assets	(170,168,180)	(435,005,486)	(50,230,774)	(653,091,569)
Beginning of year	405,624,941	840,630,427	875,441,922	1,528,533,491

End of year	$235,456,761	$405,624,941	$825,211,148	$875,441,922

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI Switzerland ETF
	Year Ended 08/31/19		Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income		$20,527,971	$21,969,712
Net realized gain		4,112,266	36,757,009
Net change in unrealized appreciation (depreciation)		53,854,421	(14,784,451)

Net increase in net assets resulting from operations		78,494,658	43,942,270

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders		(21,371,038)	(22,803,569)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions		46,825,869	(246,310,096)

NET ASSETS(b)
Total increase (decrease) in net assets		103,949,489	(225,171,395)
Beginning of year		1,034,086,268	1,259,257,663

End of year	. $	1,138,035,757	$1,034,086,268

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Eurozone ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16		Year Ended 08/31/15

Net asset value, beginning of year	$41.29	$41.71	$34.20	$36.04		$39.98

Net investment income(a)	1.05	1.03	0.99	0.92	(b)	0.96
Net realized and unrealized gain (loss)(c)	(3.22)	(0.23)	7.38	(1.84)		(3.95)

Net increase (decrease) from investment operations	(2.17)	0.80	8.37	(0.92)		(2.99)

Distributions(d)
From net investment income	(1.21)	(1.22)	(0.86)	(0.92)		(0.95)

Total distributions	(1.21)	(1.22)	(0.86)	(0.92)		(0.95)

Net asset value, end of year	$37.91	$41.29	$41.71	$34.20		$36.04

Total Return
Based on net asset value	(5.22)%	1.87%	24.72%	(2.53	)%(b)	(7.62)%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%	0.49%	0.48%		0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.49%	N/A	0.49%	0.48%		N/A

Net investment income	2.74%	2.36%	2.63%	2.69	%(b)	2.50%

Supplemental Data
Net assets, end of year (000)	$5,231,511	$9,558,234	$13,286,216	$8,293,591		$10,134,616

Portfolio turnover rate(e)	6%	5%	4%	4%		5%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2016:
•	Net investment income per share by $0.02.
•	Total return by 0.08%.
•	Ratio of net investment income to average net assets by 0.06%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Germany ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/17	08/31/16	08/31/15

Net asset value, beginning of year	$30.36	$30.71	$26.18	$26.34	$28.97

Net investment income(a)	0.65	0.64	0.59	0.49	0.58
Net realized and unrealized gain (loss)(b)	(3.99)	(0.16)	4.54	(0.04)	(2.70)

Net increase (decrease) from investment operations	(3.34)	0.48	5.13	0.45	(2.12)

Distributions(c)
From net investment income	(0.74)	(0.83)	(0.60)	(0.61)	(0.51)

Total distributions	(0.74)	(0.83)	(0.60)	(0.61)	(0.51)

Net asset value, end of year	$26.28	$30.36	$30.71	$26.18	$26.34

Total Return
Based on net asset value	(11.07)%	1.52%	19.63%	1.81%	(7.50)%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%	0.49%	0.48%	0.48%

Net investment income	2.38%	1.99%	2.08%	1.90%	2.03%

Supplemental Data
Net assets, end of year (000)	$2,002,685	$3,351,228	$4,809,899	$3,596,902	$6,607,056

Portfolio turnover rate(d)	9%	6%	3%	3%	3%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Italy ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/17 (a)	08/31/16 (a)	08/31/15 (a)

Net asset value, beginning of year	$27.18	$30.21	$22.60	$29.50	$32.03

Net investment income(b)	1.00	0.82	0.57	0.66	0.70
Net realized and unrealized gain (loss)(c)	(0.12)	(2.86)	7.76	(6.82)	(2.49)

Net increase (decrease) from investment operations	0.88	(2.04)	8.33	(6.16)	(1.79)

Distributions(d)
From net investment income	(1.23)	(0.99)	(0.72)	(0.72)	(0.74)
Return of capital	—	—	—	(0.02)	—

Total distributions	(1.23)	(0.99)	(0.72)	(0.74)	(0.74)

Net asset value, end of year	$26.83	$27.18	$30.21	$22.60	$29.50

Total Return
Based on net asset value	3.46%	(6.98)%	37.37%	(20.97)%	(5.66)%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%	0.49%	0.48%	0.48%

Net investment income	3.72%	2.64%	2.59%	2.54%	2.34%

Supplemental Data
Net assets, end of year (000)	$235,457	$405,625	$840,630	$461,031	$1,077,437

Portfolio turnover rate(e)	13%	10%	18%	16%	22%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Spain ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/17	08/31/16	08/31/15

Net asset value, beginning of year	$29.85	$33.63	$26.49	$31.96	$40.61

Net investment income(a)	1.04	0.99	0.94	1.00	1.32
Net realized and unrealized gain (loss)(b)	(3.26)	(3.72)	7.19	(5.40)	(8.35)

Net increase (decrease) from investment operations	(2.22)	(2.73)	8.13	(4.40)	(7.03)

Distributions(c)
From net investment income	(0.92)	(1.05)	(0.99)	(1.07)	(1.62)

Total distributions	(0.92)	(1.05)	(0.99)	(1.07)	(1.62)

Net asset value, end of year	$26.71	$29.85	$33.63	$26.49	$31.96

Total Return
Based on net asset value	(7.53)%	(8.28)%	31.48%	(13.82)%	(17.63)%

Ratios to Average Net Assets
Total expenses	0.50%	0.47%	0.49%	0.48%	0.48%

Net investment income	3.65%	3.02%	3.10%	3.53%	3.70%

Supplemental Data
Net assets, end of year (000)	$825,211	$875,442	$1,528,533	$599,944	$1,666,091

Portfolio turnover rate(d)	12%	21%	16%	9%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Switzerland ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/17	08/31/16	08/31/15

Net asset value, beginning of year	$34.91	$34.27	$30.22	$31.90	$33.64

Net investment income(a)	0.72	0.66	0.69	0.81	0.83
Net realized and unrealized gain (loss)(b)	2.43	0.79	4.11	(1.70)	(1.77)

Net increase (decrease) from investment operations	3.15	1.45	4.80	(0.89)	(0.94)

Distributions(c)
From net investment income	(0.75)	(0.81)	(0.75)	(0.79)	(0.80)

Total distributions	(0.75)	(0.81)	(0.75)	(0.79)	(0.80)

Net asset value, end of year	$37.31	$34.91	$34.27	$30.22	$31.90

Total Return
Based on net asset value	9.07%	4.43%	15.90%	(2.76)%	(2.92)%

Ratios to Average Net Assets
Total expenses	0.50%	0.47%	0.49%	0.48%	0.48%

Net investment income	2.06%	1.91%	2.18%	2.68%	2.49%

Supplemental Data
Net assets, end of year (000)	$1,138,036	$1,034,086	$1,259,258	$1,091,735	$1,200,164

Portfolio turnover rate(d)	11%	9%	13%	6%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Eurozone	Diversified
MSCI Germany	Non-diversified
MSCI Italy	Non-diversified
MSCI Spain	Non-diversified
MSCI Switzerland	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Eurozone
BNP Paribas Prime Brokerage International Ltd.	$30,642	$30,642		$—	$—
Citigroup Global Markets Inc.	330,031	330,031		—	—
Goldman Sachs & Co.	13,249,795	13,249,795		—	—
JPMorgan Securities LLC	5,965,319	5,965,319		—	—
Morgan Stanley & Co. LLC	19,224,562	19,224,562		—	—

	$38,800,349	$38,800,349		$—	$—

MSCI Germany
Citigroup Global Markets Inc.	$11,218,536	$11,218,536		$—	$—
HSBC Bank PLC	48,927	48,927		—	—
JPMorgan Securities LLC	7,072,096	7,072,096		—	—
Morgan Stanley & Co. LLC	17,939,540	17,939,540		—	—
State Street Bank & Trust Company	898,455	898,455		—	—

	$37,177,554	$37,177,554		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Eurozone	$306,019
MSCI Germany	143,719
MSCI Italy	3,286
MSCI Spain	5,388
MSCI Switzerland	17,870

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended August 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Eurozone	$53,240,924	$20,975,665	$(16,882,102)
MSCI Germany	9,296,917	9,340,858	(18,215,330)
MSCI Italy	9,074,628	4,506,958	(1,239,587)
MSCI Spain	18,216,332	14,104,193	(8,641,476)
MSCI Switzerland	39,308,970	38,090,447	(3,374,578)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$390,145,554	$428,312,049
MSCI Germany	220,121,486	224,402,659
MSCI Italy	34,195,747	36,379,494
MSCI Spain	112,972,056	114,009,170
MSCI Switzerland	107,420,136	106,725,037

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Eurozone	$352,499,130	$3,839,146,547
MSCI Germany	334,189,352	1,258,712,580
MSCI Italy	340,944,221	502,811,353
MSCI Spain	739,539,648	688,713,936
MSCI Switzerland	315,977,359	274,449,694

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
MSCI Eurozone	$(234,341,233)	$234,341,233
MSCI Germany	(77,861,676)	77,861,676
MSCI Italy	(50,268,798)	50,268,798
MSCI Spain	(29,001,502)	29,001,502
MSCI Switzerland	7,573,346	(7,573,346)

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18
MSCI Eurozone
Ordinary income	$193,219,136	$344,359,197

MSCI Germany
Ordinary income	$58,677,042	$97,497,098

MSCI Italy
Ordinary income	$10,603,637	$17,400,893

MSCI Spain
Ordinary income	$32,499,998	$31,909,333

MSCI Switzerland
Ordinary income	$21,371,038	$22,803,569

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	(c)	Total
MSCI Eurozone	$14,685,937	$(485,612,043)	$(1,157,399,665)	$—		$(1,628,325,771)
MSCI Germany	—	(176,437,193)	(680,257,059)	(293,591)		(856,987,843)
MSCI Italy	1,810,119	(185,184,703)	(55,437,146)	—		(238,811,730)
MSCI Spain	11,618,371	(149,483,044)	(360,009,919)	—		(497,874,592)
MSCI Switzerland	—	(48,001,982)	29,231,737	—		(18,770,245)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

(c)	The Funds elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Eurozone	$6,411,355,375	$438,251,764	$(1,595,573,263)	$(1,157,321,499)
MSCI Germany	2,709,845,023	158,848,651	(839,124,827)	(680,276,176)
MSCI Italy	290,400,963	10,528,663	(65,962,430)	(55,433,767)
MSCI Spain	1,184,815,894	29,387,337	(389,387,996)	(360,000,659)
MSCI Switzerland	1,095,075,250	116,783,252	(87,485,711)	29,297,541

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount
MSCI Eurozone
Shares sold	9,500,000	$367,902,543	68,400,000	$2,997,558,675
Shares redeemed	(103,000,000)	(3,891,870,555)	(155,400,000)	(6,673,014,158)

Net decrease	(93,500,000)	$(3,523,968,012)	(87,000,000)	$(3,675,455,483)

MSCI Germany
Shares sold	12,300,000	$337,288,125	13,200,000	$424,091,640
Shares redeemed	(46,500,000)	(1,270,776,535)	(59,400,000)	(1,925,166,681)

Net decrease	(34,200,000)	$(933,488,410)	(46,200,000)	$(1,501,075,041)

MSCI Italy
Shares sold	13,050,000	$348,776,931	3,675,000	$113,455,292
Shares redeemed	(19,200,000)	(512,178,313)	(16,575,000)	(509,638,308)

Net decrease	(6,150,000)	$(163,401,382)	(12,900,000)	$(396,183,016)

MSCI Spain
Shares sold	27,900,000	$803,958,247	19,125,000	$614,707,341
Shares redeemed	(26,325,000)	(731,185,891)	(35,250,000)	(1,129,819,049)

Net increase (decrease)	1,575,000	$72,772,356	(16,125,000)	$(515,111,708)

MSCI Switzerland
Shares sold	9,500,000	$333,118,780	8,625,000	$295,601,568
Shares redeemed	(8,625,000)	(286,292,911)	(15,750,000)	(541,911,664)

Net increase (decrease)	875,000	$46,825,869	(7,125,000)	$(246,310,096)

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements  (continued)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Eurozone ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations made by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

13.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income
MSCI Eurozone	$344,359,197
MSCI Germany	97,497,098
MSCI Italy	17,400,893
MSCI Spain	31,909,333
MSCI Switzerland	22,803,569

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Undistributed (distributions in excess of) net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
MSCI Eurozone	$23,152,634
MSCI Germany	(489,869)
MSCI Italy	2,341,634
MSCI Spain	9,976,406
MSCI Switzerland	(455,027)

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF,

iShares MSCI Italy ETF, iShares MSCI Spain ETF and iShares MSCI Switzerland ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF, iShares MSCI Italy ETF, iShares MSCI Spain ETF and iShares MSCI Switzerland ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

NVS	Non-Voting Shares

GLOSSARY OF TERMS USED IN THIS REPORT

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2019

2019 ANNUAL REPORT

       iShares Trust

▶	iShares Currency Hedged MSCI United Kingdom ETF | HEWU | NYSE Arca

▶	iShares MSCI United Kingdom ETF | EWU | NYSE Arca

▶	iShares MSCI United Kingdom Small-Cap ETF | EWUS | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of August 31, 2019	iShares® Currency Hedged MSCI United Kingdom ETF

Investment Objective

The iShares Currency Hedged MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization United Kingdom equities while mitigating exposure to fluctuations between the value of the British pound and the U.S. dollar, as represented by the MSCI United Kingdom 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI United Kingdom ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	2.92%	6.74%	2.92%	31.30%
Fund Market	2.83	6.74	2.83	31.29
Index	3.44	7.10	3.44	33.11

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$1,049.70	$0.00		$1,000.00	$1,025.20	$0.00		0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® Currency Hedged MSCI United Kingdom ETF

Portfolio Management Commentary

Stocks in the U.K. declined for the reporting period, as concerns mounted about Brexit’s impact on economic growth, particularly on business investment. Despite higher business spending in early 2019, economic growth remained stagnant, contracting in the second quarter and sparking fears of a recession. The Bank of England signaled the possibility of interest rate cuts, citing risks of lower economic activity as a result of slower global growth and Brexit. Nevertheless, the labor market remained relatively resilient, supported by historically low unemployment and rising wages.

The financials sector was the leading detractor from the Index’s return in U.S. dollar terms, driven by declines in the banking industry. U.K. banks faced persistently low interest rates, which constrained profits as loan margins narrowed, leading to lower interest income. Additionally, mounting concerns about Brexit’s negative effect on business lending, residential mortgage issuance, and investment banking and trading revenue pressured the industry. Insurance companies also declined amid de-merger activity and lower defined benefit pension transfers.

Volatile oil and gas prices worked against the energy sector, another key detractor. Declining energy prices led to lower earnings despite increasing production and efforts to streamline capital spending. In the consumer staples sector, tobacco manufacturers struggled with lower sales volumes of traditional tobacco products. Regulatory changes and the growth of alternative tobacco products also pressured the industry. Food retailers detracted modestly due to grocery pricing pressures and competition from discount retailers.

On the upside, the healthcare sector bolstered the Index’s return in U.S. dollar terms. Performance in the pharmaceuticals industry drove the sector’s return, buoyed by strong demand for new cancer drugs and rising sales of vaccines for conditions such as shingles.

In terms of currency performance during the reporting period, the relatively higher economic growth in the U.S. economy, combined with uncertainty surrounding the U.K.’s possible departure from the European Union caused the British pound to depreciate by approximately 6% relative to the U.S. dollar. The British pound’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the British pound’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of British equities measured in British pounds.

Portfolio Information

Tables shown are for the underlying fund in which the Fund invests.

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Financials	18.8%
Consumer Staples	17.7
Energy	16.2
Health Care	11.3
Industrials	10.2
Materials	8.8
Consumer Discretionary	6.5
Communication Services	5.3
Utilities	3.1
Information Technology	1.1
Real Estate	1.0

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
HSBC Holdings PLC	6.7%
BP PLC	5.7
Royal Dutch Shell PLC, Class A	5.6
AstraZeneca PLC	5.4
GlaxoSmithKline PLC	4.8
Royal Dutch Shell PLC, Class B	4.8
Diageo PLC	4.7
British American Tobacco PLC	3.7
Unilever PLC	3.2
Rio Tinto PLC	2.6

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of August 31, 2019	iShares® MSCI United Kingdom ETF

Investment Objective

The iShares MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of U.K. equities, as represented by the MSCI United Kingdom Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(5.64)%	(1.93)%	4.07%	(5.64)%	(9.31)%	48.98%
Fund Market	(5.30)	(1.91)	4.08	(5.30)	(9.20)	49.20
Index	(5.13)	(1.44)	4.62	(5.13)	(6.99)	57.09

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$952.00	$2.46		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI United Kingdom ETF

Portfolio Management Commentary

Stocks in the U.K. declined for the reporting period, as concerns mounted about Brexit’s impact on economic growth, particularly on business investment. Despite higher business spending in early 2019, economic growth remained stagnant, contracting in the second quarter and sparking fears of a recession. The Bank of England signaled the possibility of interest rate cuts, citing risks of lower economic activity as a result of slower global growth and Brexit. Nevertheless, the labor market remained relatively resilient, supported by historically low unemployment and rising wages.

The financials sector was the leading detractor from the Index’s return, driven by declines in the banking industry. U.K. banks faced persistently low interest rates, which constrained profits as loan margins narrowed, leading to lower interest income. Additionally, mounting concerns about Brexit’s negative effect on business lending, residential mortgage issuance, and investment banking and trading revenue pressured the industry. Insurance companies also declined amid de-merger activity and lower defined benefit pension transfers.

Volatile oil and gas prices worked against the energy sector, another key detractor. Declining energy prices led to lower earnings despite increasing production and efforts to streamline capital spending. In the consumer staples sector, tobacco manufacturers struggled with lower sales volumes of traditional tobacco products. Regulatory changes and the growth of alternative tobacco products also pressured the industry. Food retailers detracted modestly due to grocery pricing pressures and competition from discount retailers.

On the upside, the healthcare sector bolstered the Index’s return. Performance in the pharmaceuticals industry drove the sector’s return, buoyed by strong demand for new cancer drugs and rising sales of vaccines for conditions such as shingles.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Financials	18.8%
Consumer Staples	17.7
Energy	16.2
Health Care	11.3
Industrials	10.2
Materials	8.8
Consumer Discretionary	6.5
Communication Services	5.3
Utilities	3.1
Information Technology	1.1
Real Estate	1.0

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
HSBC Holdings PLC	6.7%
BP PLC	5.7
Royal Dutch Shell PLC, Class A	5.6
AstraZeneca PLC	5.4
GlaxoSmithKline PLC	4.8
Royal Dutch Shell PLC, Class B	4.8
Diageo PLC	4.7
British American Tobacco PLC	3.7
Unilever PLC	3.2
Rio Tinto PLC	2.6

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of August 31, 2019	iShares® MSCI United Kingdom Small-Cap ETF

Investment Objective

The iShares MSCI United Kingdom Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.K. equities, as represented by the MSCI United Kingdom Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(13.17)%	0.54%	7.62%	(13.17)%	2.71%	74.77%
Fund Market	(12.79)	0.63	7.62	(12.79)	3.19	74.78
Index	(12.74)	1.13	8.27	(12.74)	5.79	82.92

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$933.40	$2.88		$1,000.00	$1,022.20	$3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI United Kingdom Small-Cap ETF

Portfolio Management Commentary

Small-capitalization stocks in the U.K. declined for the reporting period, as concerns about Brexit’s impact on economic growth mounted, particularly in terms of business investment. Despite higher business spending in early 2019, economic growth remained stagnant, contracting in the second quarter and leading to concerns surrounding recession. The Bank of England signaled the possibility of interest rate reductions, citing risks of lower economic activity due to slower global growth and Brexit. Nevertheless, the labor market remained relatively resilient, supported by historically low unemployment and rising wages.

The financials sector was the leading detractor from the Index’s return, driven by declines in the diversified financials and banking industries. Among diversified financials, the capital markets industry struggled amid investor outflows due to Brexit concerns and the suspension of a large mutual fund. Allegations of misleading accounting practices by a litigation financing company also weighed on asset managers. Online trading companies posted sharp revenue declines after European regulators enacted strict new rules to limit trading losses in derivative instruments. Bank profits declined in an environment of persistently low interest rates, a competitive mortgage landscape, and Brexit-related consumer uncertainty. An accounting error at one regional bank also contributed to the industry’s decline.

The consumer discretionary sector also weighed on the Index’s return, hindered by decreasing sales in the retail industry. Consumer spending declined amid slow growth in real wages and uncertainty surrounding Brexit. Retail sales growth during the reporting period was close to zero, the lowest level in almost a quarter of a century. The materials sector also detracted, as declines in the chemicals industry reflected a global industrial slowdown and reductions in demand for chemicals, particularly in Asia.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Industrials	20.9%
Consumer Discretionary	19.2
Financials	14.6
Real Estate	11.5
Information Technology	6.5
Health Care	6.5
Materials	6.3
Communication Services	6.0
Consumer Staples	4.0
Energy	2.9
Utilities	1.6

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Just Eat PLC	1.5%
Rightmove PLC	1.5
DS Smith PLC	1.5
Hiscox Ltd.	1.4
Intermediate Capital Group PLC	1.2
Cobham PLC	1.2
Bellway PLC	1.1
Phoenix Group Holdings PLC	1.1
HomeServe PLC	1.1
Derwent London PLC	1.1

(a)	Excludes money market funds.

FUND SUMMARY	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® Currency Hedged MSCI United Kingdom ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Investment Companies

Exchange-Traded Funds — 99.7%
iShares MSCI United Kingdom ETF(a)	1,154,591	$35,030,291

Total Investment Companies — 99.7% (Cost: $36,433,318)		35,030,291

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(a)(b)	77,000	77,000

Total Short-Term Investments — 0.2% (Cost: $77,000)		77,000

Total Investments in Securities — 99.9% (Cost: $36,510,318)		35,107,291

Other Assets, Less Liabilities — 0.1%		39,028

Net Assets — 100.0%		$35,146,319

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased	Shares Sold		Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	520,158	—	(443,158	)(b)	77,000	$77,000	$173	(c)	$—	$—
iShares MSCI United Kingdom ETF	671,352	932,327	(449,088)		1,154,591	35,030,291	629,872		(260,561)	(775,177)

						$35,107,291	$630,045		$(260,561)	$(775,177)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	26,351,060	GBP	21,553,000	MS	09/04/19	$125,377
USD	35,720,635	GBP	29,238,000	MS	10/02/19	99,154

						224,531

GBP	29,395,000	USD	35,869,143	MS	09/04/19	(101,318)
USD	9,477,266	GBP	7,842,000	MS	09/04/19	(64,877)
GBP	970,000	USD	1,182,885	MS	10/02/19	(1,106)
USD	291,120	GBP	239,000	MS	10/02/19	(60)

						(167,361)

	Net unrealized appreciation					$57,170

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI United Kingdom ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$224,531

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$167,361

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$1,258,376

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(143,749)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$35,497,659
Average amounts sold — in USD	$56,078,452

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$224,531	$167,361

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$224,531	$167,361
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$224,531	$167,361

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Received	(b)	Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC	$224,531	$(167,361)	$(57,170)		$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Cash Collateral Pledged		Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC	$167,361	$(167,361)	$—		$—

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® Currency Hedged MSCI United Kingdom ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$35,030,291	$—	$—	$35,030,291
Money Market Funds	77,000	—	—	77,000

	$35,107,291	$—	$—	$35,107,291

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$224,531	$—	$224,531
Liabilities
Forward Foreign Currency Exchange Contracts	—	(167,361)	—	(167,361)

	$—	$57,170	$—	$57,170

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	13

Schedule of Investments August 31, 2019	iShares® MSCI United Kingdom ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 2.0%
BAE Systems PLC	2,918,404	$19,391,601
Meggitt PLC	711,008	5,359,929
Rolls-Royce Holdings PLC	1,561,019	14,661,186

		39,412,716

Airlines — 0.1%
easyJet PLC	141,611	1,661,489

Banks — 11.4%
Barclays PLC	15,620,833	25,986,560
HSBC Holdings PLC	18,410,677	132,600,444
Lloyds Banking Group PLC	64,779,783	39,311,922
Royal Bank of Scotland Group PLC	4,382,730	9,898,410
Standard Chartered PLC	2,559,386	19,387,422

		227,184,758
Beverages — 4.9%
Coca-Cola HBC AG	181,442	6,032,459
Diageo PLC	2,164,956	92,373,010

		98,405,469

Capital Markets — 3.1%
3i Group PLC	884,662	11,813,536
Hargreaves Lansdown PLC	257,538	5,890,210
Investec PLC	617,036	3,174,156
London Stock Exchange Group PLC	285,975	24,219,025
Schroders PLC	114,187	3,796,411
St. James’s Place PLC	478,949	5,353,419
Standard Life Aberdeen PLC	2,220,402	6,741,364

		60,988,121

Chemicals — 0.6%
Croda International PLC	117,302	6,717,102
Johnson Matthey PLC	175,131	6,206,545

		12,923,647

Commercial Services & Supplies — 0.6%
G4S PLC	1,403,425	2,972,232
Rentokil Initial PLC	1,682,654	9,225,591

		12,197,823

Diversified Telecommunication Services — 0.8%
BT Group PLC	7,700,806	15,534,429

Electric Utilities — 0.7%
SSE PLC	933,125	13,080,039

Electrical Equipment — 0.5%
Melrose Industries PLC	4,423,762	9,748,645

Electronic Equipment, Instruments & Components — 0.4%
Halma PLC	347,713	8,312,566

Energy Equipment & Services — 0.1%
John Wood Group PLC	616,270	2,828,727

Equity Real Estate Investment Trusts (REITs) — 1.0%
British Land Co. PLC (The)	836,007	5,190,434
Land Securities Group PLC	642,683	6,068,991
Segro PLC	987,021	9,436,044

		20,695,469

Food & Staples Retailing —1.6%
J Sainsbury PLC	1,593,980	3,806,750
Tesco PLC	8,923,539	23,821,636

Security	Shares	Value
Food & Staples Retailing (continued)
Wm Morrison Supermarkets PLC	2,155,585	$4,793,578

		32,421,964

Food Products — 0.5%
Associated British Foods PLC	324,477	8,974,184

Health Care Equipment & Supplies — 1.0%
Smith & Nephew PLC	798,746	19,114,597

Health Care Providers & Services — 0.1%
NMC Health PLC(a)	84,579	2,577,174

Hotels, Restaurants & Leisure — 3.5%
Carnival PLC	148,834	6,249,759
Compass Group PLC	1,444,579	36,645,822
GVC Holdings PLC	524,146	4,015,104
InterContinental Hotels Group PLC	156,639	9,776,596
Merlin Entertainments PLC(b)	658,580	3,622,868
TUI AG	405,579	4,035,445
Whitbread PLC	121,538	6,472,700

		70,818,294

Household Durables — 1.2%
Barratt Developments PLC	930,837	7,169,014
Berkeley Group Holdings PLC	110,873	5,288,996
Persimmon PLC	289,992	6,718,999
Taylor Wimpey PLC	3,023,283	5,373,742

		24,550,751

Household Products — 2.5%
Reckitt Benckiser Group PLC	644,361	50,215,207

Industrial Conglomerates — 0.8%
DCC PLC	90,137	7,666,572
Smiths Group PLC	357,938	7,277,599

		14,944,171

Insurance — 4.2%
Admiral Group PLC	170,540	4,459,151
Aviva PLC	3,549,174	15,305,486
Direct Line Insurance Group PLC	1,239,214	4,272,480
Legal & General Group PLC	5,451,966	14,580,734
Prudential PLC	2,334,511	38,893,401
RSA Insurance Group PLC	950,383	6,057,958

		83,569,210

Interactive Media & Services — 0.3%
Auto Trader Group PLC(b)	845,477	5,473,696

Internet & Direct Marketing Retail — 0.3%
Ocado Group PLC(c)	411,350	6,489,972

Machinery — 0.5%
Spirax-Sarco Engineering PLC	66,623	6,511,232
Weir Group PLC (The)	236,354	4,215,472

		10,726,704

Media — 1.9%
Informa PLC	1,138,576	12,063,551
ITV PLC	3,276,125	4,626,208
Pearson PLC	717,143	7,261,222
WPP PLC	1,146,989	13,552,344

		37,503,325

Metals & Mining —7.6%
Anglo American PLC	960,534	20,754,354
Antofagasta PLC	362,103	3,818,948

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI United Kingdom ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Metals & Mining (continued)
BHP Group PLC	1,923,041	$41,523,235
Evraz PLC	460,254	2,781,863
Fresnillo PLC	197,293	1,778,984
Glencore PLC	10,003,682	28,867,587
Rio Tinto PLC	1,033,428	52,223,971

		151,748,942

Multi-Utilities — 1.8%
Centrica PLC	5,144,973	4,367,267
National Grid PLC	3,107,953	32,494,409

		36,861,676

Multiline Retail — 0.7%
Marks & Spencer Group PLC	1,764,000	4,130,084
Next PLC	123,807	8,950,205

		13,080,289

Oil, Gas & Consumable Fuels — 15.8%
BP PLC	18,493,960	112,659,417
Royal Dutch Shell PLC, Class A	3,965,322	109,887,729
Royal Dutch Shell PLC, Class B	3,410,282	94,070,272

		316,617,418

Paper & Forest Products — 0.4%
Mondi PLC	440,500	8,567,315

Personal Products — 3.2%
Unilever PLC	1,010,920	63,970,513

Pharmaceuticals — 10.0%
AstraZeneca PLC	1,193,729	106,387,854
GlaxoSmithKline PLC	4,535,243	94,535,895

		200,923,749

Professional Services — 3.9%
Experian PLC	827,778	25,384,201
Intertek Group PLC	146,908	9,711,341
RELX PLC	1,779,794	42,624,332

		77,719,874

Software — 0.6%
Micro Focus International PLC	310,041	4,186,646
Sage Group PLC (The)	988,406	8,433,336

		12,619,982

Specialty Retail — 0.2%
Kingfisher PLC	1,909,325	4,521,491

Textiles, Apparel & Luxury Goods — 0.5%
Burberry Group PLC	374,822	9,878,164

Security	Shares	Value
Tobacco — 4.8%
British American Tobacco PLC	2,088,974	$73,268,858
Imperial Brands PLC	870,646	22,526,423

		95,795,281

Trading Companies & Distributors — 1.7%
Ashtead Group PLC	425,944	11,780,495
Bunzl PLC	308,375	7,559,913
Ferguson PLC(c)	210,776	15,514,562

		34,854,970

Water Utilities — 0.6%
Severn Trent PLC	215,884	5,444,957
United Utilities Group PLC	614,931	6,095,996

		11,540,953

Wireless Telecommunication Services — 2.3%
Vodafone Group PLC	24,332,992	46,003,730

Total Common Stocks — 98.7% (Cost: $2,559,086,586)		1,975,057,494

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	2,504,668	2,505,921
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	868,000	868,000

		3,373,921

Total Short-Term Investments — 0.2% (Cost: $3,373,598)		3,373,921

Total Investments in Securities — 98.9% (Cost: $2,562,460,184)		1,978,431,415

Other Assets, Less Liabilities — 1.1%		22,290,582

Net Assets — 100.0%		$2,000,721,997

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	2,504,668	2,504,668	$2,505,921	$14,303	(b)	$368		$323
BlackRock Cash Funds: Treasury, SL Agency Shares	644,144	223,856	868,000	868,000	31,001		—		—

				$3,373,921	$45,304		$368		$323

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) August 31, 2019	iShares® MSCI United Kingdom ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE 100 Index	290	09/20/19	$25,360	$(109,976)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$109,976

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$239,593

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$430,680

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$19,990,903

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,975,057,494	$—	$—	$1,975,057,494
Money Market Funds	3,373,921	—	—	3,373,921

	$1,978,431,415	$—	$—	$1,978,431,415

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(109,976)	$—	$—	$(109,976)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 2.7%
Chemring Group PLC	42,644	$92,754
Cobham PLC(a)	379,653	746,712
QinetiQ Group PLC	90,183	316,968
Senior PLC	67,001	165,153
Ultra Electronics Holdings PLC	11,247	298,324

		1,619,911

Air Freight & Logistics — 0.6%
Royal Mail PLC	142,905	358,690

Airlines — 0.3%
Dart Group PLC	14,314	131,091
Stobart Group Ltd.	52,380	76,804

		207,895

Auto Components — 0.1%
AB Dynamics PLC	2,418	80,981

Automobiles — 0.1%
Aston Martin Lagonda Global Holdings PLC(a)(b)	8,972	52,513

Banks — 0.8%
Bank of Georgia Group PLC	6,096	101,041
CYBG PLC	204,163	351,204
Metro Bank PLC(a)(c)	18,241	59,713

		511,958

Beverages — 1.8%
AG Barr PLC	16,047	116,280
Britvic PLC	42,215	445,995
Fevertree Drinks PLC	16,593	456,696
Stock Spirits Group PLC	29,004	83,361

		1,102,332

Biotechnology — 1.4%
Abcam PLC	30,993	436,708
Genus PLC	10,328	330,800
Oxford Biomedica PLC(a)	7,667	58,265

		825,773

Building Products — 0.2%
Polypipe Group PLC	32,011	146,192

Capital Markets — 7.6%
Ashmore Group PLC	67,952	373,392
Brewin Dolphin Holdings PLC	48,084	178,254
Burford Capital Ltd.	33,008	281,191
Close Brothers Group PLC	23,941	375,828
CMC Markets PLC(b)	17,853	20,546
IG Group Holdings PLC	58,567	385,017
IntegraFin Holdings PLC	37,053	174,408
Intermediate Capital Group PLC	46,103	750,118
Jupiter Fund Management PLC	72,675	302,429
Man Group PLC	245,714	498,688
Numis Corp. PLC	9,959	28,805
P2P Global Investments PLC/Fund	12,154	124,039
Quilter PLC(b)	302,047	459,442
Rathbone Brothers PLC	7,900	214,549
Sanne Group PLC	23,315	148,502
TP ICAP PLC	89,449	317,329

		4,632,537

Chemicals — 1.8%
Elementis PLC	91,199	166,489

Security	Shares	Value
Chemicals (continued)
Essentra PLC	42,045	$205,842
Scapa Group PLC	24,296	67,759
Sirius Minerals PLC(a)(c)	1,094,167	137,917
Synthomer PLC	54,102	203,726
Victrex PLC	13,689	346,426

		1,128,159

Commercial Services & Supplies — 4.3%
Aggreko PLC	40,698	379,760
Babcock International Group PLC	40,140	245,205
Biffa PLC(b)	39,282	95,009
De La Rue PLC	16,292	42,460
HomeServe PLC	47,435	663,185
IWG PLC	106,538	541,306
Mitie Group PLC	58,310	104,105
Renewi PLC	124,116	46,556
Restore PLC	17,546	86,542
RPS Group PLC	37,025	60,873
Serco Group PLC(a)	194,253	345,157

		2,610,158

Construction & Engineering — 1.6%
Balfour Beatty PLC	109,222	286,783
Costain Group PLC	16,520	30,098
Galliford Try PLC	17,466	124,541
John Laing Group PLC(b)	77,927	335,768
Keller Group PLC	11,370	90,144
Kier Group PLC(c)	25,499	36,488
Morgan Sindall Group PLC	6,211	90,164

		993,986

Construction Materials — 1.2%
Forterra PLC(b)	32,036	103,780
Ibstock PLC(b)	64,888	169,427
Marshalls PLC	31,765	268,474
Rhi Magnesita NV	3,542	190,749

		732,430

Consumer Finance — 0.5%
Amigo Holdings PLC(b)	18,892	18,314
Arrow Global Group PLC	26,427	63,532
International Personal Finance PLC	35,388	38,055
Provident Financial PLC	40,379	198,325

		318,226

Containers & Packaging — 1.5%
DS Smith PLC	217,447	900,381

Distributors — 0.8%
Inchcape PLC	65,915	463,987

Diversified Consumer Services — 0.2%
AA PLC	96,407	65,456
Dignity PLC	7,377	42,153

		107,609

Diversified Financial Services — 0.2%
Plus500 Ltd.	17,124	142,144

Diversified Telecommunication Services — 1.1%
Inmarsat PLC	73,456	540,329
TalkTalk Telecom Group PLC	109,167	135,475

		675,804

Electronic Equipment, Instruments & Components — 2.3%
accesso Technology Group PLC(a)(c)	4,200	46,546

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) August 31, 2019	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Electrocomponents PLC	70,471	$498,632
Renishaw PLC	5,779	249,848
Smart Metering Systems PLC	16,251	89,615
Spectris PLC	18,349	516,424

		1,401,065

Energy Equipment & Services — 0.6%
Hunting PLC	22,482	125,126
Petrofac Ltd.	41,249	210,083

		335,209

Entertainment — 1.5%
Cineworld Group PLC	163,289	434,314
Entertainment One Ltd.	62,941	448,418
Frontier Developments PLC(a)(c)	3,096	39,137

		921,869

Equity Real Estate Investment Trusts (REITs) — 9.2%
Assura PLC	380,822	321,402
Big Yellow Group PLC	25,141	327,612
Civitas Social Housing PLC	97,669	98,725
Custodian Reit PLC	59,498	83,763
Derwent London PLC	16,825	652,412
Empiric Student Property PLC	96,275	110,096
GCP Student Living PLC	65,843	130,384
Great Portland Estates PLC	38,636	327,582
Hammerson PLC	121,675	336,373
Hansteen Holdings PLC	67,791	76,698
Intu Properties PLC(c)	153,430	76,143
LondonMetric Property PLC	126,422	315,932
LXI REIT PLC	82,009	130,436
NewRiver REIT PLC	47,924	95,251
Picton Property Income Ltd. (The)	84,956	89,703
Primary Health Properties PLC	180,379	300,076
RDI REIT PLC	45,248	55,877
Regional REIT Ltd.(b)	59,086	74,836
Safestore Holdings PLC	33,346	272,496
Schroder REIT Ltd.	84,832	54,343
Shaftesbury PLC	24,404	257,379
Standard Life Investment Property Income Trust Ltd.	63,375	67,456
Tritax Big Box REIT PLC	271,040	462,451
UK Commercial Property REIT Ltd.	124,967	124,797
UNITE Group PLC (The)	41,846	533,574
Workspace Group PLC	21,591	223,504

		5,599,301

Food Products — 2.0%
Bakkavor Group PLC(b)	22,038	29,523
Cranswick PLC	8,191	275,321
Greencore Group PLC	70,217	179,494
Hotel Chocolat Group Ltd.(c)	6,645	29,943
Premier Foods PLC(a)	104,114	41,525
Tate & Lyle PLC	74,235	650,389

		1,206,195

Health Care Equipment & Supplies — 1.0%
Advanced Medical Solutions Group PLC	30,150	115,295
ConvaTec Group PLC(b)	234,145	497,165

		612,460

Health Care Providers & Services — 1.3%
CVS Group PLC(c)	10,689	112,733
Mediclinic International PLC	64,384	266,124
Spire Healthcare Group PLC(b)	43,595	55,906

Security	Shares	Value
Health Care Providers & Services (continued)
UDG Healthcare PLC	39,572	$378,313

		813,076

Health Care Technology — 0.2%
EMIS Group PLC	8,081	109,240

Hotels, Restaurants & Leisure — 5.5%
888 Holdings PLC	57,201	106,305
Domino’s Pizza Group PLC	73,452	214,510
EI Group PLC(a)	70,702	242,126
Greene King PLC	49,223	504,268
Greggs PLC	16,083	414,062
J D Wetherspoon PLC(c)	10,921	210,009
JPJ Group PLC(a)	9,898	79,558
Marston’s PLC	101,761	157,515
Mitchells & Butlers PLC(a)	30,977	131,661
Patisserie Holdings PLC(a)(d)	6,053	—
Playtech PLC	49,104	221,863
Restaurant Group PLC (The)	77,332	144,376
SSP Group PLC	70,621	608,061
Thomas Cook Group PLC(a)(c)	212,569	13,306
William Hill PLC	138,448	300,461

		3,348,081

Household Durables — 3.3%
Bellway PLC	19,539	690,310
Bovis Homes Group PLC	21,346	267,241
Countryside Properties PLC(b)	71,453	260,361
Crest Nicholson Holdings PLC	41,047	173,562
DFS Furniture PLC	34,030	89,932
IG Design Group PLC (c)	7,691	55,262
McCarthy & Stone PLC(b)	60,680	99,247
Redrow PLC	36,349	244,358
Telford Homes PLC	10,659	45,304
Victoria PLC(a)	16,733	98,223

		2,023,800

Household Products — 0.2%
PZ Cussons PLC	41,452	106,013

Independent Power and Renewable Electricity Producers — 0.3%
Drax Group PLC	62,543	205,654

Insurance — 4.6%
Beazley PLC	83,800	581,208
Hastings Group Holdings PLC(b)	57,004	127,043
Hiscox Ltd.	45,697	862,608
Just Group PLC(a)	164,186	89,339
Lancashire Holdings Ltd.	30,462	252,638
Phoenix Group Holdings PLC	85,886	676,738
Sabre Insurance Group PLC(b)	37,771	119,599
Saga PLC	176,325	88,300

		2,797,473

Interactive Media & Services — 1.6%
Funding Circle Holdings PLC(a)(b)(c)	27,156	37,041
Rightmove PLC	141,723	924,259

		961,300

Internet & Direct Marketing Retail — 3.5%
AO World PLC(a)(c)	36,989	31,308
ASOS PLC(a)(c)	9,322	270,197
boohoo Group PLC(a)	119,420	351,082
GoCo Group PLC	49,671	45,490
Just Eat PLC(a)	97,343	931,559

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Internet & Direct Marketing Retail (continued)
Moneysupermarket.com Group PLC	85,171	$387,415
N Brown Group PLC	26,031	34,174
On the Beach Group PLC(b)	18,530	83,948

		2,135,173

IT Services — 1.6%
Computacenter PLC	11,809	190,556
Equiniti Group PLC(b)	57,287	143,022
iomart Group PLC	12,487	49,120
Kainos Group PLC	11,366	68,934
Keywords Studios PLC	8,703	168,205
NCC Group PLC	43,717	94,023
Softcat PLC	18,890	239,254

		953,114

Leisure Products — 0.5%
Games Workshop Group PLC	4,902	261,482
Photo-Me International PLC	41,930	50,809

		312,291

Life Sciences Tools & Services — 0.4%
Clinigen Healthcare Ltd.(a)	19,977	215,312

Machinery — 2.7%
Bodycote PLC	30,400	265,267
IMI PLC	43,210	528,864
Morgan Advanced Materials PLC	45,653	142,110
Rotork PLC	138,464	522,074
Vesuvius PLC	34,504	195,648

		1,653,963

Media — 1.8%
Ascential PLC(b)	63,656	293,504
Daily Mail & General Trust PLC, Class A, NVS	25,034	246,950
Euromoney Institutional Investor PLC	17,346	287,298
Future PLC	12,869	185,876
ITE Group PLC	118,602	103,274

		1,116,902

Metals & Mining — 1.8%
Acacia Mining PLC(a)	25,868	83,799
Centamin PLC	182,589	322,653
Central Asia Metals PLC	25,869	59,607
Ferrexpo PLC	46,259	113,856
Hill & Smith Holdings PLC	12,622	176,775
Hochschild Mining PLC	40,251	107,451
KAZ Minerals PLC	41,098	201,606
SolGold PLC(a)	99,532	32,546

		1,098,293

Multi-Utilities — 0.2%
Telecom Plus PLC	10,031	141,709

Multiline Retail — 1.0%
B&M European Value Retail SA	142,986	623,057

Oil, Gas & Consumable Fuels — 2.3%
Anglo Pacific Group PLC	26,904	61,434
Cairn Energy PLC(a)	93,952	191,081
Diversified Gas &Oil PLC	103,450	130,396
EnQuest PLC(a)	234,714	52,710
Gulf Keystone Petroleum Ltd.	36,229	104,568
Hurricane Energy PLC(a)(c)	252,554	134,471
Premier Oil PLC(a)(c)	128,363	126,250
Serica Energy PLC(a)	26,943	37,406

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Soco International PLC	40,985	$31,346
Tullow Oil PLC	222,470	553,520

		1,423,182

Pharmaceuticals — 2.3%
Alliance Pharma PLC	65,021	52,184
Dechra Pharmaceuticals PLC	16,286	595,017
Hikma Pharmaceuticals PLC	23,004	565,071
Indivior PLC(a)	115,326	84,719
Vectura Group PLC(a)	99,144	93,032

		1,390,023

Professional Services — 2.1%
Capita PLC(a)	265,072	405,944
Hays PLC	230,432	392,884
Pagegroup PLC	52,135	265,780
RWS Holdings PLC	28,267	207,583

		1,272,191

Real Estate Management & Development — 2.2%
Capital & Counties Properties PLC	114,852	286,459
Grainger PLC	96,952	288,334
Helical PLC	17,022	72,971
Purplebricks Group PLC(a)	35,673	55,609
Savills PLC	22,698	228,606
Sirius Real Estate Ltd.	144,033	122,261
St. Modwen Properties PLC	32,036	158,791
Urban & Civic PLC	23,310	87,151
Watkin Jones PLC	24,058	63,286

		1,363,468

Road & Rail — 1.8%
Firstgroup PLC(a)	192,439	304,670
Go-Ahead Group PLC (The)	6,895	174,659
National Express Group PLC	73,130	377,976
Northgate PLC	20,922	82,173
Redde PLC	49,460	63,849
Stagecoach Group PLC	67,779	101,778

		1,105,105

Semiconductors & Semiconductor Equipment — 0.1%
IQE PLC(a)(c)	122,898	77,006

Software — 2.5%
Alfa Financial Software Holdings PLC(a)(b)	13,674	13,206
Avast PLC(b)	68,120	315,248
AVEVA Group PLC	10,244	461,599
Blue Prism Group PLC(a)	9,581	108,339
First Derivatives PLC	2,881	81,049
GB Group PLC	29,095	204,450
Learning Technologies Group PLC(c)	75,320	113,010
Sophos Group PLC(b)	53,414	249,338

		1,546,239

Specialty Retail — 3.7%
BCA Marketplace PLC	118,314	348,118
Card Factory PLC	51,853	97,376
Dixons Carphone PLC	156,796	205,085
Dunelm Group PLC	16,117	171,942
Halfords Group PLC	31,285	68,924
JD Sports Fashion PLC	69,540	522,533
Lookers PLC	51,429	29,187
Pendragon PLC	212,277	26,369
Pets at Home Group PLC	79,519	223,899
Sports Direct International PLC(a)	34,333	104,197

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2019	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Specialty Retail (continued)
Superdry PLC	8,444	$40,661
WH Smith PLC	17,110	407,997

		2,246,288

Textiles, Apparel & Luxury Goods — 0.4%
Coats Group PLC	226,899	202,135
Ted Baker PLC	4,728	52,685

		254,820

Thrifts & Mortgage Finance — 0.7%
Charter Court Financial Services Group PLC(b)	24,445	77,998
OneSavings Bank PLC	39,115	153,293
Paragon Banking Group PLC	41,666	221,341

		452,632

Trading Companies & Distributors — 3.4%
Diploma PLC	17,981	347,086
Grafton Group PLC	37,680	345,311
Howden Joinery Group PLC	95,590	626,542
SIG PLC	89,373	137,251
Travis Perkins PLC	40,036	609,717

		2,065,907

Transportation Infrastructure — 1.1%
BBA Aviation PLC	163,972	641,016
John Menzies PLC	11,655	56,492

		697,508

Water Utilities — 1.0%
Pennon Group PLC	66,766	614,061

Total Common Stocks — 99.5% (Cost: $70,186,558)		60,810,646

Security	Shares	Value
Short-Term Investments

Money Market Funds — 2.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(e)(f)(g)	1,482,477	$1,483,218
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(e)(f)	27,000	27,000

		1,510,218

Total Short-Term Investments — 2.5% (Cost: $1,509,842)		1,510,218

Total Investments in Securities — 102.0% (Cost: $71,696,400)		62,320,864

Other Assets, Less Liabilities — (2.0)%		(1,211,736)

Net Assets — 100.0%		$61,109,128

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss	)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,877,006	(394,529)	1,482,477	$1,483,218	$83,656	(b)	$119		$265
BlackRock Cash Funds: Treasury, SL Agency Shares	59,068	(32,068)	27,000	27,000	848		—		—

				$1,510,218	$84,504		$119		$265

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI United Kingdom Small-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total
Investments
Assets
Common Stocks	$60,810,646	$—	$0	(a)	$60,810,646
Money Market Funds	1,510,218	—	—		1,510,218

	$62,320,864	$—	$0	(a)	$62,320,864

(a)	Rounds to less than $1.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Statements of Assets and Liabilities

August 31, 2019

	iShares
	Currency		iShares
	Hedged		MSCI United
	MSCI United	iShares	Kingdom
	Kingdom	MSCI United	Small-Cap
	ETF	Kingdom ETF	ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$—	$1,975,057,494	$60,810,646
Affiliated(c)	35,107,291	3,373,921	1,510,218
Cash	520	139	2
Foreign currency, at value(d)	—	2,512,054	53,947
Foreign currency collateral pledged:
Futures contracts(e)	—	1,181,656	—
Receivables:
Investments sold	41,106	—	—
Securities lending income — Affiliated	—	1,668	4,819
Variation margin on futures contracts	—	13,348	—
Dividends	232	21,871,639	231,992
Tax reclaims	—	74,493	10,658
Unrealized appreciation on:
Forward foreign currency exchange contracts	224,531	—	—

Total assets	35,373,680	2,004,086,412	62,622,282

LIABILITIES
Cash received:
Collateral — forward foreign currency exchange contracts	60,000	—	—
Collateral on securities loaned, at value	—	2,505,230	1,482,942
Payables:
Investment advisory fees	—	859,185	30,212
Unrealized depreciation on:
Forward foreign currency exchange contracts	167,361	—	—

Total liabilities	227,361	3,364,415	1,513,154

NET ASSETS	$35,146,319	$2,000,721,997	$61,109,128

NET ASSETS CONSIST OF:
Paid-in capital	$41,196,211	$2,872,507,953	$72,479,093
Accumulated loss	(6,049,892)	(871,785,956)	(11,369,965)

NET ASSETS	$35,146,319	$2,000,721,997	$61,109,128

Shares outstanding	1,500,000	66,100,000	1,700,000

Net asset value	$23.43	$30.27	$35.95

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$—	$2,577,174	$1,393,420
(b) Investments, at cost — Unaffiliated	$—	$2,559,086,586	$70,186,558
(c) Investments, at cost — Affiliated	$36,510,318	$3,373,598	$1,509,842
(d) Foreign currency, at cost	$—	$2,518,315	$54,033
(e) Foreign currency collateral pledged, at cost	$—	$1,194,974	$—

See notes to financial statements.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended August 31, 2019

	iShares
	Currency		iShares
	Hedged	iShares	MSCI United
	MSCI United	MSCI United	Kingdom
	Kingdom	Kingdom	Small-Cap
	ETF	ETF	ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$—	$105,804,675	$1,917,990
Dividends — Affiliated	630,045	31,001	848
Interest — Unaffiliated	—	2,843	—
Securities lending income — Affiliated — net	—	14,303	83,656
Foreign taxes withheld	—	(1,340,345)	(32,925)

Total investment income	630,045	104,512,477	1,969,569

EXPENSES
Investment advisory fees	98,613	10,079,845	346,588

Total expenses	98,613	10,079,845	346,588

Less:
Investment advisory fees waived	(98,613)	—	—

Total expenses after fees waived	—	10,079,845	346,588

Net investment income	630,045	94,432,632	1,622,981

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	—	(81,066,611)	(540,691)
Investments — Affiliated	(276,618)	368	119
In-kind redemptions — Unaffiliated	—	19,141,009	525,797
In-kind redemptions — Affiliated	16,057	—	—
Futures contracts	—	239,593	—
Forward foreign currency exchange contracts	1,258,376	—	—
Foreign currency transactions	—	(891,823)	(24,175)

Net realized gain (loss)	997,815	(62,577,464)	(38,950)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	—	(150,592,210)	(9,239,266)
Investments — Affiliated	(775,177)	323	265
Futures contracts	—	430,680	—
Forward foreign currency exchange contracts	(143,749)	—	—
Foreign currency translations	—	(207,396)	(3,244)

Net change in unrealized appreciation (depreciation)	(918,926)	(150,368,603)	(9,242,245)

Net realized and unrealized gain (loss)	78,889	(212,946,067)	(9,281,195)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$708,934	$(118,513,435)	$(7,658,214)

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI United Kingdom ETF		iShares MSCI United Kingdom ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/19	08/31/18	08/31/19	08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$630,045	$799,365	$94,432,632	$85,083,388
Net realized gain (loss)	997,815	1,439,857	(62,577,464)	42,086,782
Net change in unrealized appreciation (depreciation)	(918,926)	(1,382,765)	(150,368,603)	(28,540,918)

Net increase (decrease) in net assets resulting from operations	708,934	856,457	(118,513,435)	98,629,252

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(630,281)	(798,826)	(92,775,686)	(93,783,177)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	12,425,088	3,512,002	225,039,997	(782,620,817)

NET ASSETS(b)
Total increase (decrease) in net assets	12,503,741	3,569,633	13,750,876	(777,774,742)
Beginning of year	22,642,578	19,072,945	1,986,971,121	2,764,745,863

End of year	$35,146,319	$22,642,578	$2,000,721,997	$1,986,971,121

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI United Kingdom Small-Cap ETF
	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,622,981	$848,766
Net realized gain (loss)	(38,950)	3,590,893
Net change in unrealized appreciation (depreciation)	(9,242,245)	(1,751,287)

Net increase (decrease) in net assets resulting from operations	(7,658,214)	2,688,372

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(1,591,702)	(838,865)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	12,788,229	23,786,328

NET ASSETS(b)
Total increase in net assets	3,538,313	25,635,835
Beginning of year	57,570,815	31,934,980

End of year	$61,109,128	$57,570,815

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI United Kingdom ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Period From 06/29/15 to 08/31/15	(a)

Net asset value, beginning of period	$23.83	$23.84	$24.87	$23.21	$24.35

Net investment income (loss)(b)	0.92	1.11	0.48	0.43	(0.00	)(c)
Net realized and unrealized gain (loss)(d)	(0.26)	(0.05)	2.39	2.48	(1.14)

Net increase (decrease) from investment operations	0.66	1.06	2.87	2.91	(1.14)

Distributions(e)
From net investment income	(1.06)	(1.07)	(0.84)	(1.01)	—
From net realized gain	—	—	(3.06)	(0.24)	—

Total distributions	(1.06)	(1.07)	(3.90)	(1.25)	—

Net asset value, end of period	$23.43	$23.83	$23.84	$24.87	$23.21

Total Return
Based on net asset value	2.92%	4.42%	13.48%	12.90%	(4.64	)%(f)

Ratios to Average Net Assets
Total expenses(g)	0.62%	0.62%	0.62%	0.62%	0.62	%(h)

Total expenses after fees waived(g)	0.00%	0.00%	0.00%	0.00%	0.01	%(h)

Net investment income (loss)	3.96%	4.62%	1.99%	1.80%	(0.01	)%(h)

Supplemental Data
Net assets, end of period (000)	$35,146	$22,643	$19,073	$114,398	$2,321

Portfolio turnover rate(i)(j)	11%	17%	20%	4%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom ETF

	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)	Year Ended 08/31/15 (a)

Net asset value, beginning of year	$33.62	$33.76	$31.36	$34.30	$41.05

Net investment income(b)	1.49	1.29	1.13	1.22	1.30
Net realized and unrealized gain (loss)(c)	(3.39)	0.06	2.43	(2.73)	(6.66)

Net increase (decrease) from investment operations	(1.90)	1.35	3.56	(1.51)	(5.36)

Distributions(d)
From net investment income	(1.45)	(1.49)	(1.16)	(1.43)	(1.39)

Total distributions	(1.45)	(1.49)	(1.16)	(1.43)	(1.39)

Net asset value, end of year	$30.27	$33.62	$33.76	$31.36	$34.30

Total Return
Based on net asset value	(5.64)%	3.90%	11.60%	(4.44)%	(13.26)%

Ratios to Average Net Assets
Total expenses	0.50%	0.47%	0.49%	0.48%	0.48%

Net investment income	4.64%	3.66%	4.07%	3.80%	3.46%

Supplemental Data
Net assets, end of year (000)	$2,000,722	$1,986,971	$2,764,746	$1,928,881	$3,210,826

Portfolio turnover rate(e)	11%	5%	4%	5%	4%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom Small-Cap ETF

	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15

Net asset value, beginning of year	$42.65	$39.92	$35.91	$40.91	$40.82

Net investment income(a)	1.05	1.15	0.92	1.02	1.07
Net realized and unrealized gain (loss)(b)	(6.69)	2.93	4.12	(4.89)	0.40

Net increase (decrease) from investment operations	(5.64)	4.08	5.04	(3.87)	1.47

Distributions(c)
From net investment income	(1.06)	(1.35)	(1.03)	(1.13)	(1.38)

Total distributions	(1.06)	(1.35)	(1.03)	(1.13)	(1.38)

Net asset value, end of year	$35.95	$42.65	$39.92	$35.91	$40.91

Total Return
Based on net asset value	(13.17)%	10.22%	14.40%	(9.66)%	3.84%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.59%	0.59%

Net investment income	2.76%	2.68%	2.50%	2.72%	2.71%

Supplemental Data
Net assets, end of year (000)	$61,109	$57,571	$31,935	$25,135	$16,365

Portfolio turnover rate(d)	20%	20%	19%	21%	17%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.  ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI United Kingdom	Diversified
MSCI United Kingdom	Non-diversified
MSCI United Kingdom Small-Cap	Diversified

Currently the iShares Currency Hedged MSCI United Kingdom ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI United Kingdom ETF (an “underlying fund”). The financial statements and schedule of investments for the underlying fund are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI United Kingdom ETF.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.  SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI United Kingdom
Morgan Stanley & Co. LLC	$2,577,174	$2,505,921		$—	$(71,253	)(b)

MSCI United Kingdom Small-Cap
BofA Securities, Inc.	$304,403	$304,403		$—	$—
Citigroup Global Markets Inc.	335,922	335,922		—	—
Credit Suisse AG Dublin Branch	6,148	6,148		—	—
Deutsche Bank Securities Inc.	340,635	340,635		—	—
HSBC Bank PLC	18,046	18,046		—	—
Morgan Stanley & Co. LLC	180,342	180,342		—	—
UBS AG	207,924	207,924		—	—

	$1,393,420	$1,393,420		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.  DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

Forward Foreign Currency Exchange Contracts: The currency-hedged fund uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio or its underlying fund’s portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Currency Hedged MSCI United Kingdom	0.62%
MSCI United Kingdom Small-Cap	0.59

For its investment advisory services to the iShares MSCI United Kingdom ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For the iShares Currency Hedged MSCI United Kingdom ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI United Kingdom ETF (“EWU”), after taking into account any fee waivers by EWU, plus 0.03%. BFA has also contractually agreed to an additional reduction in its investment advisory fee of 0.03% through December 31, 2020.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI United Kingdom	$3,649
MSCI United Kingdom Small-Cap	18,013

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI United Kingdom	$27,423,496	$30,728,696	$(17,730,612)
MSCI United Kingdom Small-Cap	2,530,962	5,332,659	1,128,374

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

7.  PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales

Currency Hedged MSCI United Kingdom	$2,836,878	$1,832,237
MSCI United Kingdom	221,318,489	222,768,058
MSCI United Kingdom Small-Cap	11,585,430	11,601,186

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Currency Hedged MSCI United Kingdom	$25,336,783	$12,812,683
MSCI United Kingdom	547,397,810	324,204,339
MSCI United Kingdom Small-Cap	16,560,124	3,789,557

8.  INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss

Currency Hedged MSCI United Kingdom	$(182,553)	$182,553
MSCI United Kingdom	(21,267,816)	21,267,816
MSCI United Kingdom Small-Cap	411,570	(411,570)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18

Currency Hedged MSCI United Kingdom
Ordinary income	$630,281	$798,826

MSCI United Kingdom
Ordinary income	$92,775,686	$93,783,177

MSCI United Kingdom Small-Cap
Ordinary income	$1,591,702	$838,865

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Currency Hedged MSCI United Kingdom	$303	$(4,517,637)	$(1,532,558)	$(6,049,892)
MSCI United Kingdom	23,555,629	(218,802,277)	(676,539,308)	(871,785,956)
MSCI United Kingdom Small-Cap	462,433	(1,281,221)	(10,551,177)	(11,369,965)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions and the realization for tax purposes of unrealized gains (losses) on certain futures contracts and foreign currency contracts.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended August 31, 2019, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized

Currency Hedged MSCI United Kingdom	$1,111,406
MSCI United Kingdom Small-Cap	302

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Currency Hedged MSCI United Kingdom	$36,639,849	$167,361	$(1,699,919)	$(1,532,558)
MSCI United Kingdom	2,654,953,496	105,397,270	(781,919,351)	(676,522,081)
MSCI United Kingdom Small-Cap	72,870,329	2,968,725	(13,518,190)	(10,549,465)

9.  PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.  CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount

Currency Hedged MSCI United Kingdom
Shares sold	1,100,000	$25,247,824	650,000	$15,586,960
Shares redeemed	(550,000)	(12,822,736)	(500,000)	(12,074,958)

Net increase	550,000	$12,425,088	150,000	$3,512,002

MSCI United Kingdom
Shares sold	17,200,000	$552,815,601	11,200,000	$402,182,910
Shares redeemed	(10,200,000)	(327,775,604)	(34,000,000)	(1,184,803,727)

Net increase (decrease)	7,000,000	$225,039,997	(22,800,000)	$(782,620,817)

MSCI United Kingdom Small-Cap
Shares sold	450,000	$16,605,156	950,000	$41,063,300
Shares redeemed	(100,000)	(3,816,927)	(400,000)	(17,276,972)

Net increase	350,000	$12,788,229	550,000	$23,786,328

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.  LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

12.  REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income

Currency Hedged MSCI United Kingdom	$798,826
MSCI United Kingdom	93,783,177
MSCI United Kingdom Small-Cap	838,865

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Undistributed net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed net investment income

Currency Hedged MSCI United Kingdom	$539
MSCI United Kingdom	19,403,125
MSCI United Kingdom Small-Cap	184,943

13.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Currency Hedged MSCI United Kingdom ETF

iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Currency Hedged MSCI United Kingdom ETF, iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income

Currency Hedged MSCI United Kingdom	$629,872
MSCI United Kingdom	104,379,746
MSCI United Kingdom Small-Cap	1,637,277

For the fiscal year ended August 31, 2019, the iShares Currency Hedged MSCI United Kingdom ETF intends to pass through to its shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Currency Hedged MSCI United Kingdom	$631,087	$11,675

For the fiscal year ended August 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI United Kingdom	$105,804,670	$1,054,700
MSCI United Kingdom Small-Cap	1,918,154	26,907

IMPORTANT TAX INFORMATION	39

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI United Kingdom ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI United Kingdom ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Board Review and Approval of Investment Advisory Contract  (continued)

committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI United Kingdom Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees

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Board Review and Approval of Investment Advisory Contract  (continued)

(the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	45

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI United Kingdom	$1.063304	$—	$ —	$1.063304	100%	—%	—%	100%
MSCI United Kingdom	1.447671	—	—	1.447671	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Currency Hedged MSCI United Kingdom ETF

Period Covered: July 01, 2015 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.10%
Greater than 0.5% and Less than 1.0%	2	0.20
Greater than 0.0% and Less than 0.5%	465	46.22
At NAV	60	5.96
Less than 0.0% and Greater than –0.5%	478	47.52

	1,006	100.00%

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI United Kingdom ETF

Period Covered: January 01, 2014 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	9	0.65
Greater than 1.0% and Less than 1.5%	25	1.81
Greater than 0.5% and Less than 1.0%	169	12.23
Greater than 0.0% and Less than 0.5%	629	45.52
At NAV	17	1.23
Less than 0.0% and Greater than –0.5%	430	31.12
Less than –0.5% and Greater than –1.0%	81	5.86
Less than –1.0% and Greater than –1.5%	13	0.94
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –6.0%	2	0.14

	1,382	100.00%

iShares MSCI United Kingdom Small-Cap ETF Period Covered: January 01, 2014 through June 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	4	0.29%
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	10	0.72
Greater than 1.0% and Less than 1.5%	30	2.17
Greater than 0.5% and Less than 1.0%	105	7.60
Greater than 0.0% and Less than 0.5%	420	30.39
At NAV	28	2.03
Less than 0.0% and Greater than –0.5%	619	44.79
Less than –0.5% and Greater than –1.0%	135	9.77
Less than –1.0% and Greater than –1.5%	15	1.09
Less than –1.5% and Greater than –2.0%	2	0.14

	1,382	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI United Kingdom ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

SUPPLEMENTAL INFORMATION	47

Supplemental Information  (unaudited) (continued)

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2018 was USD 184.5 thousand. This figure is comprised of fixed remuneration of USD 79.73 thousand and variable remuneration of USD 104.77 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 25.61 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 3.36 thousand.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees
Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees
Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	49

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).

Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

(a)	Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

GENERAL INFORMATION	51

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

NVS	Non-Voting Shares

Counterparty Abbreviations

MS	Morgan Stanley & Co. International PLC

Currency Abbreviations

GBP	British Pound

USD	United States Dollar

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares ESG MSCI EAFE ETF | ESGD | NASDAQ

▶	iShares ESG MSCI USA ETF | ESGU | NASDAQ

▶	iShares ESG MSCI USA Leaders ETF | SUSL | NASDAQ

▶	iShares ESG MSCI USA Small-Cap ETF | ESML | Cboe BZX

▶	iShares MSCI Global Impact ETF | SDG | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

MARKET OVERVIEW	3

Fund Summary as of August 31, 2019	iShares® ESG MSCI EAFE ETF

Investment Objective

The iShares ESG MSCI EAFE ETF (the “Fund”) (formerly the iShares MSCI EAFE ESG Optimized ETF) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada that have positive environmental, social and governance characteristics, as represented by the MSCI EAFE Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(2.68)%	8.86%	(2.68)%	30.99%
Fund Market	(2.48)	8.92	(2.48)	31.19
Index	(2.72)	9.00	(2.72)	31.45

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/16. The first day of secondary market trading was 6/30/16.

Index performance through May 31, 2018 reflects the performance of the MSCI EAFE ESG Focus Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI EAFE Extended ESG Focus Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,010.00	$ 1.01		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 13 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® ESG MSCI EAFE ETF

Portfolio Management Commentary

Environmental, social, and governance (“ESG”) concerns continued to attract attention from investors during the reporting period, and the number of regulations relating to ESG disclosures increased dramatically in recent years. Europe was a leader in implementing policies related to ESG issues, and the European Parliament agreed in March 2019 to integrate ESG disclosures into rules for pension funds and institutional investors. The European Union also adopted a set of criteria to determine the sustainability of different economic activities. Investor expectations drove improvements in Japanese sustainability reporting, and Japanese companies increasingly integrated their ESG reporting into financial disclosures aimed at investors.

International developed stocks with positive ESG characteristics declined modestly for the reporting period. Stocks in Japan were the leading detractors from the Index’s return amid slowing global economic growth and escalating trade tensions. Japan’s financials sector detracted the most, as banks struggled due to historically low interest rates, which pressured lending margins. The materials sector was also a source of weakness, driven primarily by chemicals companies, whose stocks declined due to sharply lower prices and slowing demand for basic chemicals from China.

Stocks from Germany and the U.K. also detracted, as economic growth slowed in Europe. A sharp decline in industrial production weighed on the German materials and industrials sectors, as global trade tensions resulted in reduced demand for exports such as chemicals and industrial equipment. U.K. banks were pressured by low interest rates, the impact of Brexit, and potential losses from loans to retailers struggling with competition from online retailers.

On the upside, Swiss stocks were minor contributors to the Index’s performance. The consumer staples sector was the leading source of strength, as manufacturers of food products benefited from strong sales growth, particularly of premium products, and rising international demand.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI EAFE Index, while tracking it relatively closely. The ESG selection process leads to relatively minor overweight and underweight positions in stocks with higher or lower ESG characteristics, respectively. Consequently, the Index achieved an ESG quality score that was 13.5% higher than the broader market. The Index was overweight in the materials sector and underweight in the healthcare and consumer discretionary sectors. Stock selection in the consumer staples and consumer discretionary sectors contributed the most to the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	18.1%
Industrials	14.9
Consumer Staples	12.5
Health Care	11.3
Consumer Discretionary	10.7
Materials	7.6
Information Technology	6.8
Communication Services	5.5
Energy	5.1
Utilities	3.9
Real Estate	3.6

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
Japan	24.1%
United Kingdom	16.1
France	11.6
Switzerland	9.5
Germany	8.5
Australia	7.2
Netherlands	3.5
Hong Kong	3.5
Spain	2.9
Sweden	2.6

FUND SUMMARY	5

Fund Summary as of August 31, 2019	iShares® ESG MSCI USA ETF

Investment Objective

The iShares ESG MSCI USA ETF (the “Fund”) (formerly the iShares MSCI USA ESG Optimized ETF) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI USA Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	2.59%	13.24%	2.59%	40.76%
Fund Market	2.54	13.23	2.54	40.74
Index	2.72	13.47	2.72	41.52

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/1/16. The first day of secondary market trading was 12/2/16.

Index performance through May 31, 2018 reflects the performance of the MSCI USA ESG Focus Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI USA Extended ESG Focus Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,060.50	$ 0.78		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 13 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019 (continued)	iShares® ESG MSCI USA ETF

Portfolio Management Commentary

Investor interest in stocks with positive environmental, social, and governance (“ESG”) attributes increased during the reporting period, despite a decision by the U.S. Congress to reject implementation of European-style ESG reporting standards. Nonetheless, some legislation related to ESG issues advanced, particularly at the state and municipal levels. California enacted a series of laws designed to reduce carbon emissions, and New York City passed a law to cut greenhouse gas emissions from buildings. New York State also committed to becoming carbon-neutral by 2050. Nationwide, production of energy from renewable sources surpassed coal for the first time in April 2019.

U.S. large- and mid-capitalization stocks with positive ESG characteristics advanced modestly for the reporting period. The information technology sector was the largest contributor to the Index’s return, driven by the software industry. Systems software companies performed particularly well, as sales of online business productivity software increased substantially. Cloud-based computer products aimed at businesses were key drivers of the industry’s return amid growth in online analytics, virtual computing, storage, and networking services. The consumer staples sector was also a source of strength, as household products companies benefited from higher prices and brisk consumer spending, while makers of beverages gained from a shift toward healthier drinks.

The utilities sector posted solid performance, owing to strength among electric utilities, which advanced due to new renewable energy project investments, including wind and solar. On the downside, the energy sector declined, as lower prices for crude oil and natural gas weighed on the oil, gas, and consumable fuels industry.

In terms of relative performance, the Index slightly underperformed the broader market, as represented by the MSCI USA Index, while tracking it relatively closely. Relative to the broader market, the ESG selection process leads to relatively minor overweight and underweight positions in stocks with higher or lower ESG characteristics, respectively. Consequently, the Index achieved an ESG quality score that was 19.2% higher than the broader market. The Index was overweight in the information technology sector and underweight in the consumer discretionary and financials sectors. The mix of stocks held in the industrials sector was the largest detractor from the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	23.3%
Health Care	13.8
Financials	12.0
Communication Services	9.9
Industrials	9.5
Consumer Discretionary	9.5
Consumer Staples	7.5
Energy	4.2
Utilities	3.7
Real Estate	3.6
Materials	3.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	4.4%
Apple Inc.	3.8
Amazon. com Inc.	2.8
Facebook Inc., Class A	1.7
Alphabet Inc., Class C	1.6
Alphabet Inc., Class A	1.4
Procter & Gamble Co. (The)	1.3
Home Depot Inc. (The)	1.3
Visa Inc., Class A	1.3
Johnson & Johnson	1.3

FUND SUMMARY	7

Fund Summary as of August 31, 2019	iShares® ESG MSCI USA Leaders ETF

Investment Objective

The iShares ESG MSCI USA Leaders ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks of companies with high environmental, social, and governance performance relative to their sector peers, as represented by the MSCI USA Extended ESG Leaders Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	3.38%
Fund Market	3.36
Index	3.42

For the fiscal period ended 8/31/19, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 5/7/19. The first day of secondary market trading was 5/9/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (05/07/19)	(a)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(b)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 1,033.80	$ 0.33		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	The beginning of the period (commencement of operations) is May 07, 2019.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (117 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 13 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	22.7%
Health Care	13.4
Financials	12.3
Communication Services	11.1
Consumer Discretionary	10.6
Industrials	8.9
Consumer Staples	7.6
Energy	3.8
Utilities	3.4
Real Estate	3.4
Materials	2.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	7.7%
Alphabet Inc., Class C	2.9
Alphabet Inc., Class A	2.7
Johnson & Johnson	2.6
Visa Inc., Class A	2.4
Procter & Gamble Co. (The)	2.3
Mastercard Inc., Class A	2.0
Home Depot Inc. (The)	1.9
Walt Disney Co. (The)	1.9
Verizon Communications Inc.	1.8

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019	iShares® ESG MSCI USA Small-Cap ETF

Investment Objective

The iShares ESG MSCI USA Small-Cap ETF (the “Fund”) (formerly the iShares MSCI USA Small-Cap ESG Optimized ETF) seeks to track the investment results of an optimized index designed to produce investment results comparable to a capitalization weighted index of small-capitalization U.S. companies, while reflecting a higher allocation to those companies with favorable environmental, social and governance (“ESG”) profiles, as represented by the MSCI USA Small Cap Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(7.69)%	3.18%	(7.69)%	4.46%
Fund Market	(7.75)	3.23	(7.75)	4.53
Index	(7.70)	3.28	(7.70)	4.58

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/10/18. The first day of secondary market trading was 4/12/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 988.50	$ 0.85		$ 1,000.00	$ 1,024.30	$ 0.87		0.17%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 13 for more information.

FUND SUMMARY	9

Fund Summary as of August 31, 2019 (continued)	iShares® ESG MSCI USA Small-Cap ETF

Portfolio Management Commentary

Investor interest in stocks with positive environmental, social, and governance (“ESG”) attributes increased during the reporting period, despite a decision by the U.S. Congress to reject implementation of European-style ESG reporting standards. Nonetheless, some legislation related to ESG issues advanced, particularly at the state and municipal levels. California enacted a series of laws designed to reduce carbon emissions, and New York City passed a law to cut greenhouse gas emissions from buildings. New York State also committed to becoming carbon-neutral by 2050. Nationwide, production of energy from renewable sources surpassed coal for the first time in April 2019.

U.S. small-capitalization stocks with positive ESG characteristics declined for the reporting period. The energy sector was the most significant detractor from the Index’s performance, due to lower oil prices. Slowing global growth, abundant supply, and trade tensions all weighed on the price of oil, constraining the returns of small-capitalization energy producers and equipment manufacturers.

The healthcare sector also posted a negative return, driven by performance in the pharmaceuticals, biotechnology, and life sciences industry. In a difficult environment for small-capitalization pharmaceutical stocks, the industry was constrained by legal concerns and disappointing earnings.

Financials stocks detracted from the Index’s return, as declining interest rates in the second half of the reporting period pressured the profitability of smaller banks. The consumer discretionary sector was also a detractor, driven by intense competition among small, specialty retailers.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI USA Small Cap Index, while tracking it relatively closely. Relative to the broader market, the ESG selection process leads to relatively minor overweight and underweight positions in stocks with higher or lower ESG characteristics, respectively. Consequently, the Index achieved an ESG quality score that was 26.4% higher than the broader market. The Index was overweight in the industrials sector and underweight in the financials sector. Positioning in the materials and industrials sectors contributed the most to the Index’s relative performance, while positioning in the real estate sector was the most significant detractor.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	17.2%
Industrials	16.9
Health Care	13.9
Financials	13.2
Consumer Discretionary	12.1
Real Estate	10.4
Materials	4.2
Utilities	3.9
Consumer Staples	2.9
Energy	2.8
Communication Services	2.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Bright Horizons Family Solutions Inc.	0.8%
Douglas Emmett Inc.	0.7
Kilroy Realty Corp.	0.6
West Pharmaceutical Services Inc.	0.5
VICI Properties Inc.	0.5
Fair Isaac Corp.	0.5
AptarGroup Inc.	0.5
Bank of Hawaii Corp.	0.5
Cullen/Frost Bankers Inc.	0.5
Brandywine Realty Trust	0.4

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2019	iShares® MSCI Global Impact ETF

Investment Objective

The iShares MSCI Global Impact ETF (the “Fund”) seeks to track the investment results of an index composed of positive impact companies that derive a majority of their revenue from products and services that address at least one of the world’s major social and environmental challenges as identified by the United Nations Sustainable Development Goals, as represented by the MSCI ACWI Sustainable Impact Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(0.40)%	7.09%	(0.40)%	25.95%
Fund Market	(0.07)	7.25	(0.07)	26.56
Index	(0.39)	7.34	(0.39)	26.89

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/20/16. The first day of secondary market trading was 4/22/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 996.50	$ 2.47		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 13 for more information.

FUND SUMMARY	11

Fund Summary as of August 31, 2019 (continued)	iShares® MSCI Global Impact ETF

Portfolio Management Commentary

Collaboration on implementing the United Nations sustainable development goals (“SDG”) continued during the reporting period, with 47 countries submitting national reviews, including 40 first-time submissions, to document progress on achieving the SDG. Businesses are increasingly engaging with governments in pursuit of the SDG, with one survey showing that 71% of sustainability-oriented businesses in 2018 used the SDG to set corporate performance targets, a significant increase from 2017. Investors also made sustainability a key factor in their decision-making, and many individuals and institutions emphasized issues related to the SDG while investing.

Global stocks oriented toward social and environmental challenges ended the reporting period with flat returns. Belgian companies were the main detractors from the Index’s performance, particularly stocks in the materials sector. A company in the specialty chemicals industry that produces components for batteries used in electric cars weakened amid slowing demand from China and competition from smaller producers.

In Taiwan, the electronic components industry weighed on the Index’s return, due to oversupply in the market for flat LCD panels and stiff competition from Chinese manufacturers. Stocks in the U.K. detracted, driven by weakness in the materials sector. A company in the specialty chemicals industry was the primary driver of negative performance, due to slowing sales in a division that manufactures pollution filters for automobiles.

On the upside, Chinese stocks contributed to the Index’s performance, particularly in the consumer discretionary sector. Despite slowing retail sales, consumer spending on services remained strong, particularly in the market for private education and test preparation. The Index was also helped by contribution from stocks in France, where multi-utilities companies advanced due to higher earnings, and in Japan, where FDA approval of a new joint cancer treatment benefited the pharmaceuticals industry.

In terms of relative performance, the Index performed in line with the broader market, as represented by the MSCI ACWI Index, while tracking it relatively closely. The positive-impact selection process leads to overweight and underweight positions in stocks with higher or lower sustainable impact attributes, respectively. Consequently, the Index had a 69.8% greater revenue exposure to sustainable impact themes relative to the broader market. The Index held overweights in the consumer staples and industrials sectors and underweights in the financials and information technology sectors. Stock selection in the materials sector was the main relative detractor, while consumer staples sector positioning contributed to relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	20.0%
Consumer Staples	19.9
Industrials	19.6
Consumer Discretionary	12.5
Materials	8.4
Real Estate	7.9
Utilities	5.3
Information Technology	3.5
Communication Services	2.9

(a)	Excludes money market funds.

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
United States	33.6%
Japan	13.0
China	10.5
United Kingdom	9.7
France	7.7
Denmark	5.2
Belgium	4.2
Hong Kong	2.7
Germany	2.6
South Korea	1.7

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE / SHAREHOLDER EXPENSES	13

Schedule of Investments August 31, 2019	iShares® ESG MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.1%
Alumina Ltd.	580,376	$848,531
APA Group	163,367	1,211,854
Aristocrat Leisure Ltd.	56,014	1,122,748
ASX Ltd.	18,184	1,057,424
Aurizon Holdings Ltd.	227,177	904,588
Australia & New Zealand Banking Group Ltd.	189,004	3,405,110
BlueScope Steel Ltd.	102,606	863,444
Brambles Ltd.	220,812	1,681,125
Coca-Cola Amatil Ltd.	128,692	942,497
Cochlear Ltd.	6,761	993,039
Coles Group Ltd.	99,938	931,892
Commonwealth Bank of Australia	106,821	5,689,280
CSL Ltd.	34,886	5,661,515
Dexus	142,467	1,238,234
Fortescue Metals Group Ltd.	174,491	940,507
Goodman Group	90,155	881,973
GPT Group (The)	225,372	970,286
Insurance Australia Group Ltd.	187,180	1,016,467
Lendlease Group	97,462	1,120,245
Macquarie Group Ltd.	28,248	2,356,934
Mirvac Group	660,693	1,420,003
National Australia Bank Ltd.	171,004	3,152,254
Newcrest Mining Ltd.	61,702	1,538,154
Origin Energy Ltd.	232,154	1,193,437
Ramsay Health Care Ltd.	19,048	842,397
Rio Tinto Ltd.	34,306	2,024,295
Seek Ltd.	67,404	923,255
Sonic Healthcare Ltd.	47,906	950,548
Stockland	393,947	1,199,707
Sydney Airport	267,119	1,517,159
Tabcorp Holdings Ltd.	287,578	912,589
Telstra Corp. Ltd.	340,116	852,450
Transurban Group	308,039	3,102,742
Treasury Wine Estates Ltd.	75,478	952,991
Wesfarmers Ltd.	71,436	1,881,883
Westpac Banking Corp.	258,073	4,906,800
Woodside Petroleum Ltd.	103,412	2,238,620
Woolworths Group Ltd.	44,166	1,123,916
WorleyParsons Ltd.	95,827	793,485

		65,364,378

Austria — 0.3%
Erste Group Bank AG	27,408	883,458
OMV AG	38,264	1,955,636

		2,839,094

Belgium — 1.1%
Anheuser-Busch InBev SA/NV	54,810	5,202,990
KBC Group NV	34,140	1,979,089
Solvay SA	9,356	945,018
UCB SA	11,895	889,971
Umicore SA	30,481	972,442

		9,989,510

Denmark — 2.0%
Carlsberg A/S, Class B	10,362	1,532,736
Chr Hansen Holding A/S	11,119	936,081
Coloplast A/S, Class B	11,950	1,426,107
DSV A/S	9,410	934,523
Genmab A/S(a)	4,592	939,005
Novo Nordisk A/S, Class B	146,928	7,645,221

Security	Shares	Value

Denmark (continued)
Novozymes A/S, Class B	21,817	$932,215
Orsted A/S(b)	19,832	1,897,494
Pandora A/S	26,490	1,130,714
Vestas Wind Systems A/S	15,459	1,138,202

		18,512,298

Finland — 1.0%
Metso OYJ	25,955	974,107
Neste OYJ	50,900	1,605,376
Nokia OYJ	457,012	2,264,528
Nordea Bank Abp	148,005	925,144
UPM-Kymmene OYJ	62,626	1,691,068
Wartsila OYJ Abp	95,301	1,170,720

		8,630,943

France — 11.5%
Air Liquide SA	18,145	2,530,743
Airbus SE	31,910	4,404,559
Atos SE	13,313	1,009,846
AXA SA	194,130	4,461,707
BNP Paribas SA	69,266	3,130,116
Bouygues SA	24,596	935,833
Capgemini SE	11,990	1,441,215
Carrefour SA	52,691	899,402
Cie. de Saint-Gobain	40,291	1,456,239
Cie. Generale des Etablissements Michelin SCA	14,419	1,518,025
CNP Assurances	67,459	1,227,258
Credit Agricole SA	81,072	927,625
Danone SA	63,940	5,735,918
Dassault Systemes SE	11,436	1,613,908
Edenred	18,543	904,627
Electricite de France SA	77,299	941,914
Engie SA	94,304	1,435,758
EssilorLuxottica SA	16,983	2,510,815
Gecina SA	5,874	932,793
Getlink SE	64,343	906,979
Imerys SA	22,719	928,216
Ingenico Group SA	9,404	934,125
JCDecaux SA	32,070	858,912
Kering SA	5,712	2,770,266
Legrand SA	13,296	940,323
L’Oreal SA	24,095	6,596,506
LVMH Moet Hennessy Louis Vuitton SE	17,811	7,108,246
Natixis SA	248,955	965,598
Orange SA	163,914	2,491,042
Pernod Ricard SA	18,076	3,457,706
Peugeot SA	65,720	1,471,366
Renault SA	17,318	994,767
Safran SA	19,896	2,895,469
Sanofi	83,736	7,203,779
Schneider Electric SE	55,450	4,650,658
SES SA	57,929	934,906
Societe Generale SA	42,388	1,076,202
STMicroelectronics NV	56,495	1,003,219
Teleperformance	7,859	1,718,828
Thales SA	8,252	955,552
TOTAL SA	185,604	9,277,553
Unibail-Rodamco-Westfield	17,523	2,298,297
Valeo SA	32,924	900,638
Vinci SA	17,652	1,934,207
Vivendi SA	57,450	1,608,875

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Worldline SA/France(a)(b)	13,375	$924,995

		105,825,531

Germany — 8.2%
adidas AG	14,271	4,238,589
Allianz SE, Registered	37,555	8,292,168
BASF SE	76,391	5,062,678
Bayerische Motoren Werke AG	20,632	1,381,663
Beiersdorf AG	9,448	1,191,328
Brenntag AG	21,389	1,032,400
Continental AG	7,656	925,405
Daimler AG, Registered	54,221	2,549,953
Deutsche Bank AG, Registered	137,201	992,981
Deutsche Boerse AG	20,634	3,039,227
Deutsche Post AG, Registered	98,366	3,238,934
Deutsche Telekom AG, Registered	116,295	1,943,588
Deutsche Wohnen SE	30,511	1,083,944
E.ON SE	169,565	1,578,831
Fraport AG Frankfurt Airport Services Worldwide	11,402	954,039
Fresenius Medical Care AG & Co. KGaA	13,620	917,940
Fresenius SE & Co. KGaA	19,253	936,297
HeidelbergCement AG	18,911	1,312,855
Henkel AG & Co. KGaA	12,731	1,178,382
HOCHTIEF AG	8,418	917,298
Infineon Technologies AG	112,733	1,955,070
Merck KGaA	24,095	2,580,757
MTU Aero Engines AG	5,311	1,452,242
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	10,940	2,625,189
Puma SE	12,442	946,106
QIAGEN NV(a)	25,483	887,076
RWE AG	32,727	933,812
SAP SE	80,098	9,579,381
Siemens AG, Registered	75,106	7,522,519
thyssenkrupp AG	84,454	1,033,750
Vonovia SE	27,973	1,395,479
Wirecard AG	7,295	1,165,678

		74,845,559

Hong Kong — 3.5%
AIA Group Ltd.	825,400	8,032,411
BOC Hong Kong Holdings Ltd.	623,000	2,103,078
CK Asset Holdings Ltd.	137,500	934,467
CLP Holdings Ltd.	201,000	2,071,477
Hang Seng Bank Ltd.	122,600	2,559,855
Hong Kong Exchanges & Clearing Ltd.	120,500	3,690,965
Link REIT	112,000	1,257,889
MTR Corp. Ltd.	462,500	2,679,842
Sands China Ltd.	404,000	1,835,578
Sun Hung Kai Properties Ltd.	116,000	1,644,802
Swire Pacific Ltd., Class A	172,500	1,689,698
Swire Properties Ltd.	526,600	1,730,612
Techtronic Industries Co. Ltd.	132,500	916,551
Wharf Real Estate Investment Co. Ltd.	154,000	834,334

		31,981,559

Ireland — 0.6%
CRH PLC	82,263	2,743,130
Flutter Entertainment PLC(a)	11,374	937,417
Kerry Group PLC, Class A	13,559	1,617,119

		5,297,666

Security	Shares	Value

Israel — 0.5%
Bank Hapoalim BM(a)	267,497	$1,962,238
Bank Leumi Le-Israel BM	128,909	879,170
Teva Pharmaceutical Industries Ltd., ADR(a)	142,579	983,795
Wix.com Ltd.(a)	6,263	878,386

		4,703,589

Italy — 2.1%
Assicurazioni Generali SpA	113,683	2,061,935
CNH Industrial NV	137,609	1,416,917
Enel SpA	669,457	4,861,358
Eni SpA	146,604	2,208,604
Ferrari NV	5,727	903,142
Intesa Sanpaolo SpA	2,204,263	4,838,383
Snam SpA	179,200	907,585
Terna Rete Elettrica Nazionale SpA	162,478	1,021,684
UniCredit SpA	91,584	1,014,620

		19,234,228

Japan — 24.0%
Advantest Corp.	23,500	966,390
Aeon Co. Ltd.	84,400	1,498,041
Ajinomoto Co. Inc.	49,400	901,482
Alfresa Holdings Corp.	38,700	876,852
Asahi Kasei Corp.	176,000	1,593,775
Astellas Pharma Inc.	203,200	2,817,941
Benesse Holdings Inc.	36,400	932,076
Bridgestone Corp.	37,300	1,424,249
Canon Inc.	69,600	1,810,407
Central Japan Railway Co.	7,600	1,504,678
Chugai Pharmaceutical Co. Ltd.	27,200	1,947,525
Dai Nippon Printing Co. Ltd.	42,400	918,344
Daifuku Co. Ltd.	20,100	950,605
Daiichi Sankyo Co. Ltd.	42,300	2,796,753
Daikin Industries Ltd.	20,100	2,491,078
Daiwa House Industry Co. Ltd.	61,100	1,917,991
Denso Corp.	61,600	2,587,148
East Japan Railway Co.	16,100	1,534,236
Eisai Co. Ltd.	25,700	1,314,720
FANUC Corp.	8,375	1,456,127
Fast Retailing Co. Ltd.	4,100	2,404,108
Fujitsu Ltd.	21,200	1,638,359
Hankyu Hanshin Holdings Inc.	28,100	1,065,547
Hino Motors Ltd.	115,200	907,317
Hitachi Ltd.	66,500	2,273,574
Honda Motor Co. Ltd.	169,800	4,036,839
Hoya Corp.	22,500	1,833,365
Idemitsu Kosan Co. Ltd.	35,300	949,470
Inpex Corp.	202,700	1,754,970
ITOCHU Corp.	95,100	1,898,058
Japan Post Holdings Co. Ltd.	95,300	867,302
JFE Holdings Inc.	77,700	910,264
JXTG Holdings Inc.	475,500	1,967,046
Kajima Corp.	77,900	948,935
Kansai Paint Co. Ltd.	45,900	956,097
Kao Corp.	36,100	2,609,934
Kawasaki Heavy Industries Ltd.	46,700	916,445
KDDI Corp.	170,300	4,548,500
Keio Corp.	15,400	963,361
Keyence Corp.	6,200	3,674,031
Kikkoman Corp.	19,600	882,642
Kintetsu Group Holdings Co. Ltd.	18,700	931,961

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Kirin Holdings Co. Ltd.	77,600	$1,534,162
Komatsu Ltd.	92,600	1,968,988
Kubota Corp.	103,100	1,481,252
Kyocera Corp.	18,200	1,082,792
Kyowa Kirin Co. Ltd.	52,300	958,345
Kyushu Railway Co.	38,100	1,143,233
Lawson Inc.	22,700	1,127,034
Mitsubishi Chemical Holdings Corp.	155,800	1,070,322
Mitsubishi Corp.	88,100	2,145,541
Mitsubishi Electric Corp.	174,200	2,106,418
Mitsubishi Estate Co. Ltd.	89,100	1,707,376
Mitsubishi UFJ Financial Group Inc.	883,600	4,248,805
Mitsui Fudosan Co. Ltd.	59,400	1,424,772
Mizuho Financial Group Inc.	2,204,000	3,212,198
MS&AD Insurance Group Holdings Inc.	52,300	1,663,923
Murata Manufacturing Co. Ltd.	48,100	2,020,612
Nabtesco Corp.	31,900	918,126
Nagoya Railroad Co. Ltd.	30,100	897,513
NEC Corp.	21,500	921,617
NGK Insulators Ltd.	76,000	1,021,018
NGK Spark Plug Co. Ltd.	51,200	884,646
Nidec Corp.	11,000	1,435,819
Nikon Corp.	71,800	889,510
Nintendo Co. Ltd.	8,408	3,191,468
Nippon Express Co. Ltd.	18,100	936,163
Nippon Steel Corp.	78,300	1,096,178
Nippon Telegraph & Telephone Corp.	46,800	2,246,859
Nissin Foods Holdings Co. Ltd.	13,500	937,350
Nitori Holdings Co. Ltd.	6,200	895,143
Nitto Denko Corp.	27,400	1,276,748
Nomura Holdings Inc.	282,000	1,137,352
Nomura Real Estate Master Fund Inc.	590	1,031,090
Nomura Research Institute Ltd.	49,400	983,393
NTT Data Corp.	70,000	904,141
NTT DOCOMO Inc.	160,600	4,057,932
Obayashi Corp.	101,400	935,236
Odakyu Electric Railway Co. Ltd.	39,100	887,757
Omron Corp.	37,000	1,833,530
Ono Pharmaceutical Co. Ltd.	51,300	948,478
Oriental Land Co. Ltd./Japan	17,500	2,550,520
ORIX Corp.	139,700	2,064,999
Osaka Gas Co. Ltd.	65,900	1,180,854
Otsuka Holdings Co. Ltd.	37,900	1,559,990
Panasonic Corp.	313,900	2,425,262
Rakuten Inc.	95,600	901,555
Recruit Holdings Co. Ltd.	85,500	2,592,911
Resona Holdings Inc.	274,600	1,078,790
Santen Pharmaceutical Co. Ltd.	52,700	923,969
Secom Co. Ltd.	11,100	947,858
Sekisui Chemical Co. Ltd.	122,500	1,766,899
Sekisui House Ltd.	97,100	1,724,830
Seven & i Holdings Co. Ltd.	45,700	1,617,551
Shimadzu Corp.	38,400	955,794
Shimizu Corp.	117,600	981,616
Shin-Etsu Chemical Co. Ltd.	21,100	2,129,978
Shionogi & Co. Ltd.	33,600	1,802,742
Shiseido Co. Ltd.	22,300	1,825,682
SMC Corp./Japan	2,400	907,589
Softbank Corp.	102,300	1,436,508
SoftBank Group Corp.	114,200	5,190,078

Security	Shares	Value

Japan (continued)
Sompo Holdings Inc.	39,600	$1,583,328
Sony Corp.	97,200	5,532,831
Subaru Corp.	34,600	927,708
Sumitomo Chemical Co. Ltd.	597,700	2,618,404
Sumitomo Dainippon Pharma Co. Ltd.	50,600	884,767
Sumitomo Metal Mining Co. Ltd.	36,300	1,023,048
Sumitomo Mitsui Financial Group Inc.	102,700	3,370,925
Sumitomo Mitsui Trust Holdings Inc.	70,700	2,312,595
Suntory Beverage & Food Ltd.	21,200	914,749
Sysmex Corp.	18,900	1,207,591
T&D Holdings Inc.	97,000	945,372
Taisei Corp.	26,200	928,089
Takeda Pharmaceutical Co. Ltd.	118,994	4,024,574
TDK Corp.	11,100	884,695
Teijin Ltd.	79,900	1,437,741
Terumo Corp.	43,800	1,273,829
Tokio Marine Holdings Inc.	50,400	2,598,227
Tokyo Electron Ltd.	10,900	1,951,618
Tokyo Gas Co. Ltd.	51,900	1,313,085
Tokyu Corp.	89,000	1,592,265
Toray Industries Inc.	189,500	1,352,538
Toyota Motor Corp.	162,400	10,648,679
West Japan Railway Co.	10,400	876,914
Yamaha Corp.	20,800	898,469
Yaskawa Electric Corp.	27,900	938,367
Yokogawa Electric Corp.	48,100	874,587

		219,822,353

Netherlands — 3.5%
Aegon NV	230,193	877,871
Akzo Nobel NV	24,666	2,213,005
ASML Holding NV	34,436	7,669,855
Heineken Holding NV	8,943	885,871
Heineken NV	17,743	1,890,640
ING Groep NV	224,773	2,152,779
Koninklijke Ahold Delhaize NV	59,642	1,398,015
Koninklijke DSM NV	17,164	2,137,800
Koninklijke KPN NV	294,581	934,293
Koninklijke Philips NV	61,954	2,925,908
Koninklijke Vopak NV	18,625	889,348
NXP Semiconductors NV	15,000	1,532,100
Unilever NV	95,329	5,925,131
Wolters Kluwer NV	12,542	904,954

		32,337,570

New Zealand — 0.3%
Auckland International Airport Ltd.	162,020	983,029
Meridian Energy Ltd.	291,596	915,870
Ryman Healthcare Ltd.	105,740	868,307

		2,767,206

Norway — 0.9%
Equinor ASA	227,356	3,889,863
Mowi ASA	35,574	851,627
Norsk Hydro ASA	297,405	941,898
Orkla ASA	129,742	1,189,958
Telenor ASA	84,451	1,735,158

		8,608,504

Portugal — 0.4%
EDP — Energias de Portugal SA	293,111	1,109,747
Galp Energia SGPS SA	157,030	2,258,456

		3,368,203

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore — 1.3%
CapitaLand Ltd.	608,200	$1,521,377
City Developments Ltd.	191,500	1,322,499
DBS Group Holdings Ltd.(c)	178,700	3,159,970
Keppel Corp. Ltd.	310,000	1,305,075
Oversea-Chinese Banking Corp. Ltd.	162,700	1,249,102
Singapore Airlines Ltd.	133,700	851,046
Singapore Telecommunications Ltd.	713,800	1,631,161
United Overseas Bank Ltd.	47,500	854,671

		11,894,901

Spain — 2.9%
Amadeus IT Group SA	35,536	2,651,721
Banco Bilbao Vizcaya Argentaria SA	857,297	4,068,120
Banco Santander SA	438,848	1,662,488
CaixaBank SA	395,661	898,022
Ferrovial SA	61,802	1,760,698
Iberdrola SA	565,569	5,824,733
Industria de Diseno Textil SA	91,819	2,843,373
Naturgy Energy Group SA	55,775	1,461,849
Red Electrica Corp. SA	64,688	1,291,183
Repsol SA	188,409	2,742,957
Telefonica SA	165,223	1,146,479

		26,351,623

Sweden — 2.6%
Assa Abloy AB, Class B	75,366	1,574,672
Atlas Copco AB, Class A	39,682	1,185,993
Atlas Copco AB, Class B	36,134	963,519
Boliden AB	82,333	1,821,824
Electrolux AB, Series B	38,394	859,351
Essity AB, Class B	74,539	2,326,588
Hennes & Mauritz AB, Class B	69,341	1,329,151
ICA Gruppen AB	17,846	875,849
Lundin Petroleum AB	31,650	962,396
Sandvik AB	103,070	1,479,290
Skandinaviska Enskilda Banken AB, Class A	159,056	1,368,231
Skanska AB, Class B	50,070	938,927
SKF AB, Class B	59,742	964,652
Svenska Handelsbanken AB, Class A	128,217	1,129,358
Swedbank AB, Class A	69,815	897,711
Tele2 AB, Class B	63,387	894,882
Telefonaktiebolaget LM Ericsson, Class B	196,222	1,529,871
Telia Co. AB	344,556	1,509,374
Volvo AB, Class B	95,332	1,317,197

		23,928,836

Switzerland — 9.4%
ABB Ltd., Registered	151,999	2,880,369
Adecco Group AG, Registered	18,177	956,384
Alcon Inc.(a)	47,166	2,874,435
Barry Callebaut AG, Registered	475	971,651
Chocoladefabriken Lindt & Spruengli AG, Registered	16	1,316,287
Clariant AG, Registered	50,684	933,309
Coca-Cola HBC AG	39,198	1,303,228
Credit Suisse Group AG, Registered	137,907	1,611,900
Geberit AG, Registered	4,056	1,845,071
Givaudan SA, Registered	1,280	3,461,802
Julius Baer Group Ltd.	23,509	929,716
Kuehne + Nagel International AG, Registered	12,392	1,804,101
LafargeHolcim Ltd., Registered	27,001	1,276,302
Lonza Group AG, Registered	9,069	3,206,161
Nestle SA, Registered	219,482	24,622,267

Security	Shares	Value

Switzerland (continued)
Roche Holding AG, NVS	50,342	$13,767,795
SGS SA, Registered	612	1,503,017
Sika AG, Registered	8,234	1,182,527
Sonova Holding AG, Registered	5,382	1,249,427
Straumann Holding AG, Registered	1,087	852,067
Swiss Re AG	43,828	4,215,142
Swisscom AG, Registered	4,601	2,297,594
Temenos AG, Registered	5,345	895,650
UBS Group AG, Registered	396,911	4,191,945
Vifor Pharma AG	6,712	1,064,342
Zurich Insurance Group AG	14,879	5,296,259

		86,508,748

United Kingdom — 16.0%
3i Group PLC	107,016	1,429,063
Anglo American PLC	106,635	2,304,073
Antofagasta PLC	123,845	1,306,142
Ashtead Group PLC	34,978	967,400
Associated British Foods PLC	34,070	942,287
AstraZeneca PLC	97,187	8,661,527
Aviva PLC	363,122	1,565,930
BAE Systems PLC	223,938	1,487,976
Barclays PLC	961,629	1,599,750
Barratt Developments PLC	146,945	1,131,724
Berkeley Group Holdings PLC	23,645	1,127,942
BP PLC	1,871,824	11,402,566
British Land Co. PLC (The)	257,893	1,601,155
BT Group PLC	790,223	1,594,075
Burberry Group PLC	37,832	997,035
Coca-Cola European Partners PLC	38,568	2,172,921
Compass Group PLC	101,679	2,579,375
Croda International PLC	27,700	1,586,194
DCC PLC	14,819	1,260,425
Diageo PLC	218,016	9,302,173
Experian PLC	47,109	1,444,620
Ferguson PLC(a)	28,641	2,108,174
GlaxoSmithKline PLC	341,785	7,124,414
Glencore PLC	619,068	1,786,442
HSBC Holdings PLC	1,125,505	8,106,300
Informa PLC	144,192	1,527,757
InterContinental Hotels Group PLC	16,880	1,053,562
Intertek Group PLC	13,544	895,325
Investec PLC	201,154	1,034,776
ITV PLC	706,199	997,222
J Sainsbury PLC	446,677	1,066,756
John Wood Group PLC	169,363	777,389
Johnson Matthey PLC	26,447	937,267
Kingfisher PLC	469,306	1,111,368
Legal & General Group PLC	549,460	1,469,475
Lloyds Banking Group PLC	3,439,736	2,087,420
London Stock Exchange Group PLC	26,490	2,243,420
Marks & Spencer Group PLC	540,499	1,265,480
Meggitt PLC	120,286	906,775
Merlin Entertainments PLC(b)	166,474	915,778
Mondi PLC	82,392	1,602,448
National Grid PLC	312,452	3,266,762
Next PLC	12,993	939,285
Ocado Group PLC(a)	64,362	1,015,455
Pearson PLC	88,534	896,425
Prudential PLC	149,962	2,498,396
Reckitt Benckiser Group PLC	48,458	3,776,344

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
RELX PLC	189,620	$4,541,214
Rentokil Initial PLC	172,074	943,441
Rio Tinto PLC	93,285	4,714,129
Rolls-Royce Holdings PLC	104,519	981,649
Royal Bank of Scotland Group PLC	410,312	926,691
Sage Group PLC (The)	106,145	905,657
Schroders PLC	39,957	1,328,463
Segro PLC	188,125	1,798,498
Smith & Nephew PLC	66,756	1,597,522
Smiths Group PLC	47,722	970,284
Spirax-Sarco Engineering PLC	9,518	930,218
SSE PLC	115,845	1,623,852
Standard Chartered PLC	294,069	2,227,581
Taylor Wimpey PLC	510,573	907,519
Tesco PLC	630,221	1,682,393
Unilever PLC	75,135	4,754,505
United Utilities Group PLC	92,384	915,830
Vodafone Group PLC	2,024,879	3,828,218
Whitbread PLC	17,924	954,571
Wm Morrison Supermarkets PLC	412,854	918,103
WPP PLC	140,375	1,658,613

		146,983,519

Total Common Stocks — 99.2% (Cost: $898,084,107)		909,795,818

Preferred Stocks

Germany — 0.3%
Bayerische Motoren Werke AG, Preference Shares, NVS	16,610	894,467
Henkel AG & Co. KGaA, Preference Shares, NVS	9,503	953,378
Sartorius AG, Preference Shares, NVS	4,750	951,508

		2,799,353

Total Preferred Stocks — 0.3% (Cost: $2,720,722)		2,799,353

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(d)(e)(f)	2,858,199	$2,859,628
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(d)(e)	195,000	195,000

		3,054,628

Total Short-Term Investments — 0.3% (Cost: $3,054,599)		3,054,628

Total Investments in Securities — 99.8% (Cost: $903,859,428)		915,649,799

Other Assets, Less Liabilities — 0.2%		2,129,738

Net Assets — 100.0%		$917,779,537

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	318,295	2,539,904	2,858,199	$2,859,628	$62,878	(b)	$(298)	$(35)
BlackRock Cash Funds: Treasury, SL Agency Shares	196,954	(1,954)	195,000	195,000	9,404		—	—

				$3,054,628	$72,282		$(298)	$(35)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI EAFE ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
ASX SPI 200 Index	5	09/19/19	$554	$13,081
Euro STOXX 50 Index	57	09/20/19	2,146	56,607
FTSE 100 Index	12	09/20/19	1,049	5,851
TOPIX Index	9	09/12/19	1,280	25,023

				$100,562

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$100,562

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$3,018

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$100,562

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,005,849

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI EAFE ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$909,795,818	$—	$—	$909,795,818
Preferred Stocks	2,799,353	—	—	2,799,353
Money Market Funds	3,054,628	—	—	3,054,628

	$915,649,799	$—	$—	$915,649,799

Derivative financial instruments(a)
Assets
Futures Contracts	$100,562	$—	$—	$100,562

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	iShares® ESG MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.1%
HEICO Corp.	1,964	$284,132
Huntington Ingalls Industries Inc.	2,906	607,354
L3Harris Technologies Inc.(a)	4,464	943,734
Raytheon Co.	9,073	1,681,408
Spirit AeroSystems Holdings Inc., Class A	3,980	320,788
TransDigm Group Inc.	568	305,766
United Technologies Corp.	14,999	1,953,470

		6,096,652

Air Freight & Logistics — 0.8%
CH Robinson Worldwide Inc.	3,460	292,336
Expeditors International of Washington Inc.	13,261	942,857
United Parcel Service Inc., Class B	8,743	1,037,444

		2,272,637

Airlines — 0.1%
Delta Air Lines Inc.	5,029	290,978

Automobiles — 0.2%
Tesla Inc.(a)(b)	2,121	478,519

Banks — 4.4%
Bank of America Corp.	103,129	2,837,079
BB&T Corp.	14,018	667,958
Citigroup Inc.	25,936	1,668,982
Citizens Financial Group Inc.	9,102	307,101
Comerica Inc.	9,230	569,029
JPMorgan Chase & Co.	32,946	3,619,448
KeyCorp	35,373	587,192
PNC Financial Services Group Inc. (The)	9,098	1,173,005
SVB Financial Group(a)	1,534	298,547
U.S. Bancorp	12,118	638,497
Zions Bancorp. N.A	12,914	530,636

		12,897,474

Beverages — 2.3%
Coca-Cola Co. (The)	52,293	2,878,207
Constellation Brands Inc., Class A	1,472	300,803
Molson Coors Brewing Co., Class B	8,956	459,980
PepsiCo Inc.	23,176	3,168,855

		6,807,845

Biotechnology — 2.4%
AbbVie Inc.	17,996	1,183,057
Amgen Inc.	10,219	2,131,888
Biogen Inc.(a)	2,738	601,676
Celgene Corp.(a)	8,434	816,411
Gilead Sciences Inc.	23,884	1,517,589
Vertex Pharmaceuticals Inc.(a)	5,002	900,460

		7,151,081

Building Products — 0.8%
Allegion PLC	3,631	349,556
Fortune Brands Home &Security Inc.	5,755	293,850
Johnson Controls International PLC	28,988	1,237,498
Lennox International Inc.	1,144	290,324
Owens Corning	5,357	307,278

		2,478,506

Capital Markets — 3.5%
Ameriprise Financial Inc.	2,332	300,781
Bank of New York Mellon Corp. (The)	18,724	787,531
BlackRock Inc.(c)	3,162	1,336,135

Security	Shares	Value

Capital Markets (continued)
Charles Schwab Corp. (The)	7,819	$299,233
CME Group Inc.	3,234	702,716
FactSet Research Systems Inc.	2,005	545,540
Franklin Resources Inc.	11,541	303,298
Goldman Sachs Group Inc. (The)	3,999	815,436
Intercontinental Exchange Inc.	6,521	609,583
Invesco Ltd.	18,844	295,851
Moody’s Corp.	3,098	667,867
Morgan Stanley	19,349	802,790
Northern Trust Corp.	8,973	788,996
S&P Global Inc.	4,133	1,075,365
State Street Corp.	6,608	339,057
T Rowe Price Group Inc.	7,028	777,437

		10,447,616

Chemicals — 2.3%
Axalta Coating Systems Ltd.(a)	17,803	514,151
Corteva Inc.(a)	10,215	299,504
Dow Inc.(a)	9,405	400,935
DuPont de Nemours Inc.	9,850	669,111
Ecolab Inc.	10,022	2,067,639
International Flavors & Fragrances Inc.	4,144	454,804
Linde PLC	6,041	1,141,205
Mosaic Co. (The)	19,680	361,915
PPG Industries Inc.	4,195	464,764
Sherwin-Williams Co. (The)	775	408,231

		6,782,259

Commercial Services & Supplies — 0.1%
Copart Inc.(a)	3,862	291,156

Communications Equipment — 1.1%
Cisco Systems Inc.	53,662	2,511,918
Motorola Solutions Inc.	3,570	645,849

		3,157,767

Construction & Engineering — 0.1%
Fluor Corp.	16,833	297,439

Consumer Finance — 0.9%
Ally Financial Inc.	20,380	638,913
American Express Co.	14,949	1,799,411
Capital One Financial Corp.	3,525	305,336

		2,743,660

Containers & Packaging — 0.4%
Amcor PLC(a)	56,953	559,278
Ball Corp.	7,919	636,767

		1,196,045

Diversified Financial Services — 0.9%
AXA Equitable Holdings Inc.	14,416	299,420
Berkshire Hathaway Inc., Class B(a)	10,324	2,100,005
Voya Financial Inc.	6,095	300,606

		2,700,031

Diversified Telecommunication Services — 1.9%
AT&T Inc.	74,385	2,622,815
CenturyLink Inc.	27,328	310,993
Verizon Communications Inc.	46,321	2,694,029

		5,627,837

Electric Utilities — 2.3%
American Electric Power Co. Inc.	5,104	465,230
Entergy Corp.	2,849	321,481
Eversource Energy	8,966	718,446

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
Exelon Corp.	20,325	$960,559
NextEra Energy Inc.	11,431	2,504,303
Southern Co. (The)	17,884	1,041,922
Xcel Energy Inc.	14,289	917,640

		6,929,581

Electrical Equipment — 0.1%
Rockwell Automation Inc.	1,958	299,163

Electronic Equipment, Instruments & Components — 0.8%
Corning Inc.	11,269	313,842
FLIR Systems Inc.	6,010	296,113
Keysight Technologies Inc.(a)	6,223	602,760
TE Connectivity Ltd.	7,648	697,650
Trimble Inc.(a)	14,687	551,056

		2,461,421

Energy Equipment & Services — 0.5%
Baker Hughes a GE Co.	28,131	610,162
National Oilwell Varco Inc.	15,610	318,912
Schlumberger Ltd.	9,065	293,978
TechnipFMC PLC	14,256	354,119

		1,577,171

Entertainment — 1.7%
Activision Blizzard Inc.	6,945	351,417
Electronic Arts Inc.(a)	3,253	304,741
Netflix Inc.(a)	5,023	1,475,506
Walt Disney Co. (The)	21,708	2,979,640

		5,111,304

Equity Real Estate Investment Trusts (REITs) — 3.2%
American Tower Corp.	5,855	1,347,762
Boston Properties Inc.	4,468	573,781
Digital Realty Trust Inc.	2,710	335,037
Equinix Inc.	1,602	891,161
Equity Residential	5,397	457,450
HCP Inc.	13,194	457,964
Host Hotels & Resorts Inc.	18,288	293,340
Iron Mountain Inc.	17,817	567,471
Liberty Property Trust	16,684	869,570
Prologis Inc.	14,393	1,203,543
Regency Centers Corp.	7,441	480,019
SBA Communications Corp.	1,657	434,846
Simon Property Group Inc.	1,876	279,411
UDR Inc.	8,609	414,782
Ventas Inc.	5,072	372,234
Weyerhaeuser Co.	17,104	450,006

		9,428,377

Food & Staples Retailing — 0.9%
Costco Wholesale Corp.	4,280	1,261,573
Kroger Co. (The)	16,952	401,423
Sysco Corp.	7,370	547,812
Walgreens Boots Alliance Inc.	7,818	400,204

		2,611,012

Food Products — 1.9%
Archer-Daniels-Midland Co.	9,474	360,486
Bunge Ltd.	10,896	581,955
Campbell Soup Co.	7,439	334,755
Conagra Brands Inc.	10,007	283,799
General Mills Inc.	14,588	784,834
Hormel Foods Corp.	7,910	337,045
Kellogg Co.	12,061	757,431

Security	Shares	Value

Food Products (continued)
Kraft Heinz Co. (The)	11,454	$292,306
Lamb Weston Holdings Inc.	4,226	297,468
McCormick & Co. Inc./MD, NVS	3,604	586,983
Mondelez International Inc., Class A	16,935	935,151

		5,552,213

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	13,435	1,146,274
Align Technology Inc.(a)	1,630	298,469
Becton Dickinson and Co.	3,592	912,081
Cooper Companies Inc. (The)	998	309,131
Danaher Corp.	3,861	548,609
Dentsply Sirona Inc.	7,688	400,929
DexCom Inc.(a)	1,831	314,218
Edwards Lifesciences Corp.(a)	4,118	913,537
IDEXX Laboratories Inc.(a)	3,399	984,826
Intuitive Surgical Inc.(a)	573	292,998
Medtronic PLC	12,350	1,332,442
ResMed Inc.	6,478	902,385
Steris PLC	1,940	299,536

		8,655,435

Health Care Providers & Services — 2.8%
Anthem Inc.	1,429	373,712
Cardinal Health Inc.	10,656	459,593
Centene Corp.(a)	6,004	279,906
Cigna Corp.(a)	6,434	990,643
CVS Health Corp.	17,176	1,046,362
DaVita Inc.(a)	4,942	278,581
HCA Healthcare Inc.	4,295	516,259
Henry Schein Inc.(a)(b)	10,084	621,376
Humana Inc.	1,534	434,444
Laboratory Corp. of America Holdings(a)	2,007	336,293
Quest Diagnostics Inc.	6,532	668,681
UnitedHealth Group Inc.	9,784	2,289,456

		8,295,306

Health Care Technology — 0.1%
Cerner Corp.	4,006	276,053

Hotels, Restaurants & Leisure — 1.4%
Chipotle Mexican Grill Inc.(a)	355	297,639
McDonald’s Corp.	7,277	1,586,168
MGM Resorts International	10,289	288,709
Royal Caribbean Cruises Ltd.	2,746	286,353
Starbucks Corp.	14,988	1,447,241
Vail Resorts Inc.	1,525	360,327

		4,266,437

Household Durables — 0.3%
Mohawk Industries Inc.(a)	2,593	308,282
Newell Brands Inc.	18,247	302,900
Roku Inc.(a)	2,144	324,516

		935,698

Household Products — 2.3%
Clorox Co. (The)	3,932	621,885
Colgate-Palmolive Co.	16,096	1,193,518
Kimberly-Clark Corp.	6,890	972,248
Procter & Gamble Co. (The)	32,500	3,907,475

		6,695,126

Industrial Conglomerates — 1.9%
3M Co.	12,181	1,969,911
General Electric Co.	113,384	935,418

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates (continued)
Honeywell International Inc.	13,515	$2,224,839
Roper Technologies Inc.	1,014	371,895

		5,502,063

Insurance — 2.3%
Allstate Corp. (The)	6,543	669,938
American International Group Inc.	10,745	559,170
Chubb Ltd.	4,825	754,051
Lincoln National Corp.	6,434	340,230
Marsh & McLennan Companies Inc.	12,586	1,257,215
Principal Financial Group Inc.	5,487	292,018
Progressive Corp. (The)	6,531	495,050
Prudential Financial Inc.	10,186	815,797
Travelers Companies Inc. (The)	8,348	1,226,822
Willis Towers Watson PLC	1,511	299,132

		6,709,423

Interactive Media & Services — 4.8%
Alphabet Inc., Class A(a)	3,553	4,229,953
Alphabet Inc., Class C,NVS(a)	3,891	4,622,897
Facebook Inc., Class A(a)	27,476	5,101,469
Twitter Inc.(a)	7,427	316,762

		14,271,081

Internet & Direct Marketing Retail — 3.4%
Amazon.com Inc.(a)	4,681	8,314,813
Booking Holdings Inc.(a)	496	975,339
eBay Inc.	7,288	293,634
MercadoLibre Inc.(a)	680	404,328

		9,988,114

IT Services — 5.9%
Accenture PLC, Class A	13,213	2,618,420
Automatic Data Processing Inc.	7,031	1,194,145
Cognizant Technology Solutions Corp., Class A	6,546	401,859
Fidelity National Information Services Inc.	2,202	299,957
Fiserv Inc.(a)	4,491	480,268
International Business Machines Corp.	14,719	1,994,866
Jack Henry & Associates Inc.	2,024	293,399
Leidos Holdings Inc.	4,871	425,531
Mastercard Inc., Class A	10,808	3,041,047
Okta Inc.(a)	2,178	275,517
PayPal Holdings Inc.(a)	13,167	1,435,861
Square Inc., Class A(a)	4,618	285,577
Twilio Inc., Class A(a)(b)	2,349	306,474
Visa Inc., Class A	21,320	3,855,082
Western Union Co. (The)	18,458	408,291

		17,316,294

Leisure Products — 0.1%
Hasbro Inc.	3,715	410,396

Life Sciences Tools & Services — 1.2%
Agilent Technologies Inc.	13,395	952,519
Illumina Inc.(a)	1,013	284,997
IQVIA Holdings Inc.(a)	3,483	540,387
Mettler-Toledo International Inc.(a)	639	419,689
Thermo Fisher Scientific Inc.	3,496	1,003,562
Waters Corp.(a)	2,183	462,556

		3,663,710

Machinery — 1.8%
Caterpillar Inc.	7,737	920,703
Cummins Inc.	5,279	787,996
Deere & Co.	3,928	608,486

Security	Shares	Value

Machinery (continued)
Flowserve Corp.	6,845	$292,145
Illinois Tool Works Inc.	4,514	676,468
Ingersoll-Rand PLC	7,330	887,590
Parker-Hannifin Corp.	2,187	362,539
Xylem Inc./NY	11,049	846,464

		5,382,391

Media — 1.4%
Charter Communications Inc., Class A(a)	1,472	602,916
Comcast Corp., Class A	46,438	2,055,346
Discovery Inc., Class C,NVS(a)	11,370	295,961
Liberty Global PLC, Class C,NVS(a)	19,865	518,874
Omnicom Group Inc.	5,543	421,601
Sirius XM Holdings Inc.	46,466	286,695

		4,181,393

Metals & Mining — 0.3%
Newmont Goldcorp Corp.	13,136	523,995
Nucor Corp.	5,988	293,292

		817,287

Multi-Utilities — 1.4%
CMS Energy Corp.	16,305	1,028,030
Consolidated Edison Inc.	9,190	816,991
Dominion Energy Inc.	11,584	899,266
Public Service Enterprise Group Inc.	6,440	389,427
Sempra Energy	6,593	933,767

		4,067,481

Multiline Retail — 0.4%
Nordstrom Inc.	11,201	324,493
Target Corp.	8,366	895,497

		1,219,990

Oil, Gas & Consumable Fuels — 3.7%
Cheniere Energy Inc.(a)	6,163	367,993
Chevron Corp.	19,097	2,248,099
ConocoPhillips	29,166	1,521,882
Devon Energy Corp.	13,137	288,882
Exxon Mobil Corp.	43,847	3,002,642
Hess Corp.	9,300	585,435
Kinder Morgan Inc./DE	16,941	343,394
Marathon Oil Corp.	23,681	280,383
Marathon Petroleum Corp.	6,290	309,531
Occidental Petroleum Corp.	10,412	452,714
ONEOK Inc.	9,926	707,525
Phillips 66	4,290	423,123
Valero Energy Corp.	4,386	330,178

		10,861,781

Personal Products — 0.1%
Estee Lauder Companies Inc. (The), Class A	2,003	396,574

Pharmaceuticals — 4.3%
Allergan PLC	3,047	486,667
Bristol-Myers Squibb Co.	23,489	1,129,116
Eli Lilly & Co.	12,188	1,376,878
Jazz Pharmaceuticals PLC(a)	2,180	279,367
Johnson & Johnson	29,994	3,850,030
Merck & Co. Inc.	32,303	2,793,240
Pfizer Inc.	49,101	1,745,541
Zoetis Inc.	7,405	936,140

		12,596,979

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 0.4%
IHS Markit Ltd.(a)	16,808	$1,102,773

Real Estate Management & Development — 0.4%
CBRE Group Inc., Class A(a)	15,437	806,892
Jones Lang LaSalle Inc.	2,229	298,797

		1,105,689

Road & Rail — 1.1%
CSX Corp.	9,446	633,071
Kansas City Southern	4,784	601,827
Norfolk Southern Corp.	4,429	770,867
Union Pacific Corp.	7,288	1,180,365

		3,186,130

Semiconductors & Semiconductor Equipment — 3.8%
Advanced Micro Devices Inc.(a)	11,412	358,907
Analog Devices Inc.	3,848	422,626
Applied Materials Inc.	16,439	789,401
Broadcom Inc.	3,395	959,563
Intel Corp.	53,437	2,533,448
Lam Research Corp.	2,015	424,177
Marvell Technology Group Ltd.	11,932	286,010
Maxim Integrated Products Inc.	6,171	336,566
Micron Technology Inc.(a)	9,319	421,871
NVIDIA Corp.	8,378	1,403,399
QUALCOMM Inc.	11,374	884,556
Texas Instruments Inc.	16,421	2,032,099
Xilinx Inc.	2,961	308,122

		11,160,745

Software — 7.5%
Adobe Inc.(a)	6,535	1,859,273
Autodesk Inc.(a)	4,497	642,261
Cadence Design Systems Inc.(a)	5,810	397,869
Citrix Systems Inc.	3,032	281,915
Intuit Inc.	4,434	1,278,588
Microsoft Corp.	93,535	12,894,735
Oracle Corp.	20,663	1,075,716
PTC Inc.(a)	4,462	292,127
salesforce.com Inc.(a)	15,023	2,344,640
ServiceNow Inc.(a)	2,509	656,957
VMware Inc., Class A	2,009	284,153
Workday Inc., Class A(a)	1,492	264,502

		22,272,736

Specialty Retail — 2.6%
Best Buy Co. Inc.	12,151	773,411
Gap Inc. (The)	22,662	357,833
Home Depot Inc. (The)	17,020	3,879,028
Lowe’s Companies Inc.	9,806	1,100,233

Security	Shares	Value

Specialty Retail (continued)
Tiffany & Co.	8,651	$734,210
TJX Companies Inc. (The)	12,810	704,166
Tractor Supply Co.	2,879	293,313

		7,842,194

Technology Hardware, Storage & Peripherals — 4.2%
Apple Inc.	53,213	11,107,682
Dell Technologies Inc., Class C(a)	6,050	311,757
Hewlett Packard Enterprise Co.	38,744	535,442
HP Inc.	23,529	430,345

		12,385,226

Textiles, Apparel & Luxury Goods — 0.9%
Hanesbrands Inc.	21,724	296,750
NIKE Inc., Class B	16,339	1,380,646
PVH Corp.	5,359	406,212
VF Corp.	7,860	644,127

		2,727,735

Trading Companies & Distributors — 0.2%
Fastenal Co.	9,777	299,372
WW Grainger Inc.	1,359	371,890

		671,262

Total Common Stocks — 99.6% (Cost: $276,279,539)		294,651,246

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(c)(d)(e)	1,160,849	1,161,430
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(c)(d)	775,000	775,000

		1,936,430

Total Short-Term Investments — 0.6% (Cost: $1,936,321)		1,936,430

Total Investments in Securities — 100.2% (Cost: $278,215,860)		296,587,676

Other Assets, Less Liabilities — (0.2)%		(683,170)

Net Assets — 100.0%		$295,904,506

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Shares Purchased		Shares Sold	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	517,430	643,419	(b)	—	1,160,849	$1,161,430	$6,604	(c)	$216	$54
BlackRock Cash Funds: Treasury, SL Agency Shares	81,721	693,279	(b)	—	775,000	775,000	7,823		—	—
BlackRock Inc.	1,066	2,445		(349)	3,162	1,336,135	19,434		(19,453)	(56,978)
PNC Financial Services Group Inc. (The)(d)	3,164	7,009		(1,075)	9,098	N/A	22,347		(13,440)	5,274

						$3,272,565	$56,208		$(32,677)	$(51,650)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$294,651,246	$—	$—	$294,651,246
Money Market Funds	1,936,430	—	—	1,936,430

	$296,587,676	$—	$—	$296,587,676

See notes to financial statements.

SCHEDULE OF INVESTMENTS	25

Schedule of Investments August 31, 2019	iShares® ESG MSCI USA Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 0.3%
Arconic Inc.	48,022	$1,240,889
TransDigm Group Inc.	5,732	3,085,650

		4,326,539

Air Freight & Logistics — 0.8%
CH Robinson Worldwide Inc.	16,549	1,398,225
Expeditors International of Washington Inc.	20,704	1,472,054
United Parcel Service Inc., Class B	84,015	9,969,220

		12,839,499

Airlines — 0.1%
Delta Air Lines Inc.	20,542	1,188,560
Southwest Airlines Co.	16,720	874,790

		2,063,350

Auto Components — 0.2%
Aptiv PLC	31,529	2,622,267
BorgWarner Inc.	25,001	815,783

		3,438,050

Automobiles — 0.3%
Harley-Davidson Inc.	19,268	614,649
Tesla Inc.(a)	15,629	3,526,059

		4,140,708

Banks — 2.8%
BB&T Corp.	92,175	4,392,139
CIT Group Inc.	12,224	520,620
Citizens Financial Group Inc.	55,893	1,885,830
Comerica Inc.	19,268	1,187,872
East West Bancorp. Inc.	17,491	719,405
Fifth Third Bancorp	88,878	2,350,823
First Republic Bank/CA	20,124	1,805,525
Huntington Bancshares Inc./OH	127,074	1,683,730
KeyCorp	121,514	2,017,132
M&T Bank Corp.	15,941	2,330,734
People’s United Financial Inc.	47,926	688,697
PNC Financial Services Group Inc. (The)	55,188	7,115,389
Regions Financial Corp.	122,546	1,791,623
Signature Bank/New York NY	6,650	775,722
SunTrust Banks Inc.	53,443	3,287,279
SVB Financial Group(a)	6,335	1,232,918
U.S. Bancorp	183,558	9,671,671
Zions Bancorp. N.A.	22,426	921,484

		44,378,593

Beverages — 3.2%
Coca-Cola Co. (The)	490,295	26,985,837
PepsiCo Inc.	169,597	23,188,998

		50,174,835

Biotechnology —3.6%
AbbVie Inc.	178,054	11,705,270
Amgen Inc.	73,782	15,392,401
Biogen Inc.(a)	23,735	5,215,766
BioMarin Pharmaceutical Inc.(a)	21,513	1,614,766
Celgene Corp.(a)	84,748	8,203,606
Gilead Sciences Inc.	154,007	9,785,605
Vertex Pharmaceuticals Inc.(a)	30,892	5,561,178

		57,478,592

Building Products — 0.6%
Allegion PLC	11,329	1,090,643
Fortune Brands Home & Security Inc.	16,950	865,467

Security	Shares	Value

Building Products (continued)
Johnson Controls International PLC	95,922	$4,094,910
Lennox International Inc.	4,333	1,099,629
Masco Corp.	35,485	1,445,304
Owens Corning	13,123	752,735

		9,348,688

Capital Markets — 4.2%
Affiliated Managers Group Inc.	6,370	488,133
Ameriprise Financial Inc.	16,338	2,107,275
Bank of New York Mellon Corp. (The)	103,702	4,361,706
BlackRock Inc.(b)	14,048	5,936,123
Cboe Global Markets Inc.	13,492	1,607,707
Charles Schwab Corp. (The)	144,827	5,542,529
CME Group Inc.	43,165	9,379,323
E*TRADE Financial Corp.	29,710	1,240,095
FactSet Research Systems Inc.	4,590	1,248,893
Franklin Resources Inc.	36,884	969,312
Intercontinental Exchange Inc.	68,608	6,413,476
Invesco Ltd.	47,835	751,010
KKR & Co. Inc., Class A, NVS	58,505	1,511,769
Moody’s Corp.	20,729	4,468,758
Nasdaq Inc.	13,890	1,386,778
Northern Trust Corp.	25,001	2,198,338
Raymond James Financial Inc.	15,446	1,212,665
S&P Global Inc.	29,995	7,804,399
State Street Corp.	45,681	2,343,892
T Rowe Price Group Inc.	28,511	3,153,887
TD Ameritrade Holding Corp.	33,789	1,500,569

		65,626,637

Chemicals — 2.0%
Axalta Coating Systems Ltd.(a)	25,638	740,426
Celanese Corp.	15,468	1,753,607
Ecolab Inc.	31,357	6,469,263
International Flavors & Fragrances Inc.	12,268	1,346,413
Linde PLC	65,653	12,402,508
Mosaic Co. (The)	44,203	812,893
PPG Industries Inc.	28,479	3,155,188
Sherwin-Williams Co. (The)	10,061	5,299,632

		31,979,930

Commercial Services & Supplies — 0.5%
Copart Inc.(a)	24,770	1,867,410
Waste Management Inc.	51,143	6,103,917

		7,971,327

Communications Equipment — 0.2%
Motorola Solutions Inc.	19,794	3,580,933

Consumer Finance — 1.3%
Ally Financial Inc.	48,529	1,521,384
American Express Co.	85,861	10,335,088
Capital One Financial Corp.	56,530	4,896,629
Discover Financial Services	39,639	3,169,931

		19,923,032

Containers & Packaging —0.4%
Avery Dennison Corp.	10,072	1,164,021
Ball Corp.	38,366	3,085,010
International Paper Co.	45,847	1,792,618

		6,041,649

Distributors — 0.2%
Genuine Parts Co.	17,562	1,585,673

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Distributors (continued)
LKQ Corp.(a)	38,143	$1,002,017

		2,587,690

Diversified Consumer Services — 0.0%
H&R Block Inc.	24,818	601,092

Diversified Financial Services — 0.1%
AXA Equitable Holdings Inc.	35,496	737,252
Voya Financial Inc.	17,546	865,369

		1,602,621

Diversified Telecommunication Services — 1.9%
CenturyLink Inc.	117,426	1,336,308
Verizon Communications Inc.	498,823	29,011,546

		30,347,854

Electric Utilities — 1.3%
Alliant Energy Corp.	28,510	1,495,350
Edison International	42,727	3,087,880
Eversource Energy	38,173	3,058,802
Pinnacle West Capital Corp.	13,535	1,290,021
Southern Co. (The)	124,807	7,271,256
Xcel Energy Inc.	62,088	3,987,291

		20,190,600

Electrical Equipment — 0.5%
Acuity Brands Inc.	4,832	605,981
Eaton Corp. PLC	51,123	4,126,649
Rockwell Automation Inc.	14,419	2,203,079
Sensata Technologies Holding PLC(a)	19,905	907,270

		7,842,979

Electronic Equipment, Instruments & Components — 0.4%
Keysight Technologies Inc.(a)	22,637	2,192,620
TE Connectivity Ltd.	40,867	3,727,888
Trimble Inc.(a)	30,255	1,135,167

		7,055,675

Energy Equipment & Services — 0.6%
Baker Hughes a GE Co.	61,999	1,344,758
National Oilwell Varco Inc.	46,262	945,133
Schlumberger Ltd.	167,315	5,426,025
TechnipFMC PLC	51,434	1,277,621

		8,993,537

Entertainment — 3.1%
Electronic Arts Inc.(a)	36,158	3,387,282
Netflix Inc.(a)	52,723	15,487,381
Walt Disney Co. (The)	217,263	29,821,519

		48,696,182

Equity Real Estate Investment Trusts (REITs) — 3.2%
Alexandria Real Estate Equities Inc.	13,614	2,039,922
American Tower Corp.	53,264	12,260,840
Boston Properties Inc.	18,631	2,392,593
Camden Property Trust	11,692	1,265,659
Duke Realty Corp.	43,385	1,443,419
Equinix Inc.	10,146	5,644,017
Federal Realty Investment Trust	8,918	1,152,295
HCP Inc.	57,664	2,001,517
Host Hotels & Resorts Inc.	89,408	1,434,104
Iron Mountain Inc.	34,602	1,102,074
Liberty Property Trust	17,994	937,847
Macerich Co. (The)	13,632	388,921
Prologis Inc.	76,074	6,361,308
SBA Communications Corp.	13,584	3,564,849

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
UDR Inc.	33,161	$1,597,697
Welltower Inc.	48,972	4,385,932
Weyerhaeuser Co.	89,970	2,367,111

		50,340,105

Food Products — 0.7%
Bunge Ltd.	17,011	908,558
Campbell Soup Co.	19,943	897,435
General Mills Inc.	72,000	3,873,600
Hormel Foods Corp.	35,351	1,506,306
Kellogg Co.	31,069	1,951,133
McCormick & Co. Inc./MD, NVS	14,809	2,411,942

		11,548,974

Health Care Equipment & Supplies — 1.8%
Align Technology Inc.(a)	9,204	1,685,344
Becton Dickinson and Co.	32,467	8,244,021
Dentsply Sirona Inc.	26,912	1,403,461
DexCom Inc.(a)	10,836	1,859,566
Edwards Lifesciences Corp.(a)	25,061	5,559,532
Hologic Inc.(a)	32,264	1,592,874
IDEXX Laboratories Inc.(a)	10,402	3,013,875
ResMed Inc.	17,357	2,417,830
Steris PLC	10,185	1,572,564
Varian Medical Systems Inc.(a)	10,987	1,163,853

		28,512,920

Health Care Providers & Services — 1.6%
AmerisourceBergen Corp.	19,119	1,572,920
Cardinal Health Inc.	35,988	1,552,162
Centene Corp.(a)	49,787	2,321,070
Cigna Corp.(a)	45,875	7,063,374
HCA Healthcare Inc.	33,055	3,973,211
Henry Schein Inc.(a)	18,224	1,122,963
Humana Inc.	16,346	4,629,351
Laboratory Corp. of America Holdings(a)	11,868	1,988,602
Quest Diagnostics Inc.	16,204	1,658,803

		25,882,456

Health Care Technology — 0.2%
Cerner Corp.	39,160	2,698,516

Hotels, Restaurants & Leisure — 2.9%
Aramark	29,745	1,215,381
Darden Restaurants Inc.	14,912	1,804,054
Domino’s Pizza Inc.	4,725	1,071,819
Hilton Worldwide Holdings Inc.	33,547	3,098,736
McDonald’s Corp.	92,418	20,144,352
Norwegian Cruise Line Holdings Ltd.(a)	26,275	1,333,456
Royal Caribbean Cruises Ltd.	21,496	2,241,603
Starbucks Corp.	146,424	14,138,701
Vail Resorts Inc.	4,892	1,155,882

		46,203,984

Household Durables — 0.4%
Garmin Ltd.	16,033	1,307,812
Mohawk Industries Inc.(a)	7,422	882,401
Newell Brands Inc.	48,586	806,528
NVR Inc.(a)	434	1,561,966
Whirlpool Corp.	7,644	1,063,204

		5,621,911

Household Products — 3.3%
Clorox Co. (The)	15,446	2,442,939
Colgate-Palmolive Co.	98,828	7,328,096

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Kimberly-Clark Corp.	41,555	$5,863,826
Procter & Gamble Co. (The)	303,293	36,464,918

		52,099,779

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp./VA	79,620	1,220,575

Industrial Conglomerates — 1.0%
3M Co.	69,526	11,243,744
Roper Technologies Inc.	12,501	4,584,867

		15,828,611

Insurance — 3.9%
Allstate Corp. (The)	40,048	4,100,515
American Financial Group Inc./OH	8,213	829,267
American International Group Inc.	104,980	5,463,159
Aon PLC	28,999	5,650,455
Arch Capital Group Ltd.(a)	48,577	1,918,792
Arthur J Gallagher & Co.	22,195	2,013,308
Assurant Inc.	7,443	915,489
Chubb Ltd.	55,338	8,648,223
Erie Indemnity Co., Class A, NVS	3,070	673,282
Hartford Financial Services Group Inc. (The)	43,342	2,525,972
Lincoln National Corp.	24,689	1,305,554
Loews Corp.	33,729	1,621,353
Marsh & McLennan Companies Inc.	61,796	6,172,802
Principal Financial Group Inc.	33,533	1,784,626
Progressive Corp. (The)	70,467	5,341,399
Prudential Financial Inc.	49,350	3,952,442
Reinsurance Group of America Inc.	7,551	1,162,627
Travelers Companies Inc. (The)	31,789	4,671,711
Willis Towers Watson PLC	15,606	3,089,520

		61,840,496

Interactive Media & Services — 5.6%
Alphabet Inc., Class A(a)	36,217	43,117,425
Alphabet Inc., Class C, NVS(a)	37,949	45,087,207
TripAdvisor Inc.(a)	12,898	489,995

		88,694,627

Internet & Direct Marketing Retail — 1.0%
Booking Holdings Inc.(a)	5,212	10,248,929
Expedia Group Inc.	16,903	2,199,080
MercadoLibre Inc.(a)	5,389	3,204,300

		15,652,309

IT Services — 6.7%
Accenture PLC, Class A	76,970	15,253,145
Cognizant Technology Solutions Corp., Class A	69,450	4,263,535
International Business Machines Corp.	107,443	14,561,750
Jack Henry & Associates Inc.	9,311	1,349,723
Mastercard Inc., Class A	109,894	30,920,875
Visa Inc., Class A	210,300	38,026,446
Western Union Co. (The)	53,345	1,179,991

		105,555,465

Leisure Products — 0.1%
Hasbro Inc.	14,389	1,589,553

Life Sciences Tools & Services — 0.6%
Agilent Technologies Inc.	38,340	2,726,358
IQVIA Holdings Inc.(a)	20,334	3,154,820
Mettler-Toledo International Inc.(a)	3,019	1,982,849
Waters Corp.(a)	8,642	1,831,153

		9,695,180

Security	Shares	Value

Machinery — 2.6%
Caterpillar Inc.	69,464	$8,266,216
Cummins Inc.	18,044	2,693,428
Deere & Co.	36,686	5,683,028
Dover Corp.	17,489	1,639,419
Flowserve Corp.	15,761	672,679
IDEX Corp.	9,173	1,510,885
Illinois Tool Works Inc.	39,617	5,937,004
Ingersoll-Rand PLC	29,200	3,535,828
PACCAR Inc.	41,837	2,742,834
Parker-Hannifin Corp.	15,582	2,583,028
Pentair PLC	19,905	714,988
Snap-on Inc.	6,727	1,000,170
Stanley Black & Decker Inc.	18,248	2,424,429
WABCO Holdings Inc.(a)	6,199	827,628
Xylem Inc./NY	21,816	1,671,324

		41,902,888

Media — 0.5%
Discovery Inc., Class A(a)(c)	18,923	522,275
Discovery Inc., Class C, NVS(a)	43,429	1,130,457
Liberty Broadband Corp., Class C, NVS(a)	12,898	1,359,965
Liberty Global PLC, Class A(a)	22,234	594,092
Liberty Global PLC, Class C, NVS(a)	60,258	1,573,939
Omnicom Group Inc.	26,912	2,046,927

		7,227,655

Metals & Mining — 0.4%
Newmont Goldcorp Corp.	98,750	3,939,137
Nucor Corp.	36,799	1,802,415

		5,741,552

Multi-Utilities — 1.9%
CMS Energy Corp.	34,212	2,157,067
Consolidated Edison Inc.	38,741	3,444,075
Dominion Energy Inc.	96,485	7,490,130
DTE Energy Co.	21,942	2,845,000
NiSource Inc.	44,878	1,326,145
Public Service Enterprise Group Inc.	60,945	3,685,344
Sempra Energy	33,070	4,683,704
WEC Energy Group Inc.	38,068	3,645,772

		29,277,237

Multiline Retail — 0.1%
Kohl’s Corp.	19,905	940,710
Macy’s Inc.	37,141	548,201
Nordstrom Inc.	14,172	410,563

		1,899,474

Oil, Gas & Consumable Fuels — 3.2%
Apache Corp.	45,543	982,363
Cheniere Energy Inc.(a)	27,945	1,668,596
Cimarex Energy Co.	12,261	524,526
ConocoPhillips	136,934	7,145,216
Devon Energy Corp.	52,857	1,162,325
Hess Corp.	32,903	2,071,244
HollyFrontier Corp.	19,652	871,763
Kinder Morgan Inc./DE	245,637	4,979,062
Marathon Oil Corp.	99,525	1,178,376
Marathon Petroleum Corp.	81,288	4,000,182
Noble Energy Inc.	58,296	1,316,324
Occidental Petroleum Corp.	108,134	4,701,666
ONEOK Inc.	49,697	3,542,402
Parsley Energy Inc., Class A(a)	34,004	609,012
Phillips 66	55,080	5,432,540

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.	20,353	$2,511,967
Targa Resources Corp.	27,549	995,070
Valero Energy Corp.	50,348	3,790,197
Williams Companies Inc. (The)	146,188	3,450,037

		50,932,868

Personal Products — 0.3%
Estee Lauder Companies Inc. (The), Class A	26,325	5,212,087

Pharmaceuticals — 5.5%
Bristol-Myers Squibb Co.	197,104	9,474,789
Jazz Pharmaceuticals PLC(a)	6,863	879,493
Johnson & Johnson	321,502	41,267,997
Merck & Co. Inc.	311,606	26,944,571
Perrigo Co. PLC	15,536	726,774
Zoetis Inc.	57,804	7,307,582

		86,601,206

Professional Services — 0.3%
IHS Markit Ltd.(a)	45,822	3,006,381
ManpowerGroup Inc.	7,325	598,745
Nielsen Holdings PLC	42,910	890,812
Robert Half International Inc.	14,331	766,279

		5,262,217

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	39,024	2,039,784
Jones Lang LaSalle Inc.	6,218	833,523

		2,873,307

Road & Rail — 1.7%
AMERCO	1,110	390,298
CSX Corp.	93,515	6,267,375
Kansas City Southern	12,261	1,542,434
Norfolk Southern Corp.	32,272	5,616,942
Union Pacific Corp.	85,642	13,870,578

		27,687,627

Semiconductors & Semiconductor Equipment — 4.0%
Applied Materials Inc.	114,468	5,496,753
Intel Corp.	542,890	25,738,415
Lam Research Corp.	18,460	3,886,014
Marvell Technology Group Ltd.	75,161	1,801,609
NVIDIA Corp.	69,515	11,644,458
Texas Instruments Inc.	113,285	14,019,019

		62,586,268

Software — 10.9%
Adobe Inc.(a)	58,900	16,757,639
Autodesk Inc.(a)	26,470	3,780,445
Cadence Design Systems Inc.(a)	33,822	2,316,131
Citrix Systems Inc.	15,941	1,482,194
Intuit Inc.	31,258	9,013,557
Microsoft Corp.	879,905	121,303,703
salesforce.com Inc.(a)	100,353	15,662,093
VMware Inc., Class A	9,996	1,413,834

		171,729,596

Specialty Retail — 4.0%
Advance Auto Parts Inc.	8,656	1,194,095
Best Buy Co. Inc.	29,182	1,857,434
CarMax Inc.(a)	20,507	1,707,823
Gap Inc. (The)	27,549	434,999
Home Depot Inc. (The)	133,153	30,346,900

Security	Shares	Value

Specialty Retail (continued)
L Brands Inc.	28,186	$465,351
Lowe’s Companies Inc.	96,668	10,846,150
Ross Stores Inc.	44,742	4,743,099
Tiffany & Co.	13,185	1,119,011
TJX Companies Inc. (The)	146,680	8,063,000
Tractor Supply Co.	14,670	1,494,580
Ulta Salon Cosmetics & Fragrance Inc.(a)	6,806	1,617,990

		63,890,432

Technology Hardware, Storage & Peripherals — 0.4%
Dell Technologies Inc., Class C(a)	18,631	960,056
Hewlett Packard Enterprise Co.	166,049	2,294,797
HP Inc.	184,860	3,381,089

		6,635,942

Textiles, Apparel & Luxury Goods — 1.4%
Capri Holdings Ltd.(a)	18,178	479,536
Hanesbrands Inc.	43,622	595,877
Lululemon Athletica Inc.(a)	13,596	2,510,773
NIKE Inc., Class B	151,940	12,838,930
PVH Corp.	9,147	693,343
Tapestry Inc.	34,988	722,502
Under Armour Inc., Class A(a)	22,453	417,850
Under Armour Inc., Class C, NVS(a)	23,090	390,683
VF Corp.	40,577	3,325,285

		21,974,779

Trading Companies & Distributors — 0.3%
Fastenal Co.	69,270	2,121,047
United Rentals Inc.(a)	9,555	1,075,511
WW Grainger Inc.	5,728	1,567,467

		4,764,025

Water Utilities — 0.2%
American Water Works Co. Inc.	21,816	2,777,613

Total Common Stocks — 99.6% (Cost: $1,529,242,622)		1,573,192,826

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(b)(d)(e)	484,177	484,419
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(b)(d)	2,641,000	2,641,000

		3,125,419

Total Short-Term Investments — 0.2% (Cost: $3,125,468)		3,125,419

Total Investments in Securities — 99.8% (Cost: $1,532,368,090)		1,576,318,245

Other Assets, Less Liabilities — 0.2%		2,746,855

Net Assets — 100.0%		$1,579,065,100

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA Leaders ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 05/07/19	(a)	Shares Purchased		Shares Sold	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (b)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	—		484,177	(c)	—	484,177	$484,419	$15	(d)	$—	$(49)
BlackRock Cash Funds: Treasury, SL Agency Shares	—		2,641,000	(c)	—	2,641,000	2,641,000	11,120		—	—
BlackRock Inc.	—		14,393		(345)	14,048	5,936,123	35,284		(14,201)	(419,879)

							$9,061,542	$46,419		$(14,201)	$(419,928)

(a)	The Fund commenced operations on May 07, 2019.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)	Net of purchases and sales.
(d)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	34	09/20/19	$4,972	$43,194

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$43,194

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$58,167

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$43,194

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,243,045

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA Leaders ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,573,192,826	$—	$—	$1,573,192,826
Money Market Funds	3,125,419	—	—	3,125,419

	$1,576,318,245	$—	$—	$1,576,318,245

Derivative financial instruments(a)
Assets
Futures Contracts	$43,194	$—	$—	$43,194

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	31

Schedule of Investments August 31, 2019	iShares® ESG MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.0%
Aerovironment Inc.(a)	551	$28,393
Astronics Corp.(a)	1,069	29,408
Axon Enterprise Inc.(a)	1,160	69,565
BWX Technologies Inc.	4,093	242,306
Cubic Corp.	972	67,331
Curtiss-Wright Corp.	769	94,310
Hexcel Corp.	2,576	216,770
Kratos Defense & Security Solutions Inc.(a)	1,775	35,447
Mercury Systems Inc.(a)(b)	981	84,003
Moog Inc., Class A	1,052	85,475
Teledyne Technologies Inc.(a)	592	182,685
Wesco Aircraft Holdings Inc.(a)	3,924	43,164

		1,178,857

Air Freight & Logistics — 0.2%
Echo Global Logistics Inc.(a)	2,549	51,082
Hub Group Inc., Class A(a)	1,136	48,916

		99,998

Auto Components — 1.0%
American Axle & Manufacturing Holdings Inc.(a)	4,024	25,512
Cooper Tire & Rubber Co.	1,205	28,306
Cooper-Standard Holdings Inc.(a)	896	33,546
Dana Inc.	2,280	29,024
Dorman Products Inc.(a)	527	37,459
Fox Factory Holding Corp.(a)	670	48,267
Gentex Corp.	3,178	84,535
Gentherm Inc.(a)	1,470	53,949
Goodyear Tire & Rubber Co. (The)	3,521	40,386
LCI Industries	356	30,171
Modine Manufacturing Co.(a)	3,281	33,499
Tenneco Inc., Class A	4,118	35,909
Veoneer Inc.(a)(b)	1,894	27,785
Visteon Corp.(a)	672	46,348

		554,696

Automobiles — 0.1%
Thor Industries Inc.	723	33,193
Winnebago Industries Inc.	889	28,466

		61,659

Banks — 7.5%
Amalgamated Bank, Class A	1,883	30,222
Ameris Bancorp	1,246	43,847
Atlantic Union Bankshares Corp.	1,014	36,616
BancFirst Corp.	928	49,899
BancorpSouth Bank	3,282	90,550
Bank of Hawaii Corp.	3,243	268,131
Bank OZK	2,851	73,556
BankUnited Inc.	1,971	62,599
Banner Corp.	715	38,546
BOK Financial Corp.	874	66,546
Bridge Bancorp. Inc.	1,032	27,771
Cadence BanCorp	3,065	47,109
CBTX Inc.	1,136	30,592
Columbia Banking System Inc.	2,251	77,682
Community Trust Bancorp. Inc.	732	28,475
Cullen/Frost Bankers Inc.	3,166	262,810
CVB Financial Corp.	2,940	60,476
Equity Bancshares Inc., Class A(a)(b)	1,309	33,118
First Financial Bancorp	3,759	88,036

Security	Shares	Value

Banks (continued)
First Financial Bankshares Inc.	2,425	$74,253
First Hawaiian Inc.	1,628	41,840
First Interstate BancSystem Inc., Class A	1,924	75,036
FNB Corp.	3,577	38,453
Fulton Financial Corp.	10,004	159,564
Glacier Bancorp. Inc.	2,627	104,266
Great Western Bancorp. Inc.	2,788	83,166
Hancock Whitney Corp.	1,456	51,120
Heartland Financial USA Inc.	1,278	55,887
Heritage Financial Corp./WA	1,376	36,024
Home Trust Bancshares Inc.	1,947	49,103
Hope Bancorp Inc.	2,111	28,308
Independent Bank Corp.	413	27,923
International Bancshares Corp.	4,603	163,821
Investors Bancorp. Inc.	7,491	83,150
LegacyTexas Financial Group Inc.	1,320	53,328
Live Oak Bancshares Inc.	1,955	35,073
National Bank Holdings Corp., Class A	1,058	34,533
Old Line Bancshares Inc.	2,381	62,906
Opus Bank	3,202	66,473
Pinnacle Financial Partners Inc.	1,792	94,385
Popular Inc.	1,839	96,676
QCR Holdings Inc.	1,434	50,635
ServisFirst Bancshares Inc.	1,023	31,099
Simmons First National Corp., Class A	2,623	62,952
South State Corp.	998	73,433
Sterling Bancorp./DE	2,347	44,757
Stock Yards Bancorp. Inc.	1,440	52,272
Synovus Financial Corp.	869	30,884
TCF Financial Corp., New	2,768	106,734
Texas Capital Bancshares Inc.(a)	1,558	83,945
TriState Capital Holdings Inc.(a)	1,464	28,914
Triumph Bancorp. Inc.(a)	1,005	30,140
Trustmark Corp.	1,444	47,190
UMB Financial Corp.	2,118	131,994
Umpqua Holdings Corp.	6,374	100,135
United Bankshares Inc./WV	2,196	80,988
Webster Financial Corp.	3,567	159,659
WesBanco Inc.	1,003	34,323
Westamerica Bancorp	613	37,767
Western Alliance Bancorp	2,977	129,261
Wintrust Financial Corp.	1,405	88,276

		4,337,227

Beverages — 0.1%
Boston Beer Co. Inc. (The), Class A, NVS(a)	102	44,719
Coca-Cola Consolidated Inc.	79	26,592

		71,311

Biotechnology — 4.6%
ACADIA Pharmaceuticals Inc.(a)(b)	2,587	71,556
Acceleron Pharma Inc.(a)	714	32,066
Achillion Pharmaceuticals Inc.(a)	5,987	26,043
Agios Pharmaceuticals Inc.(a)(b)	1,173	44,515
Akcea Therapeutics Inc.(a)(b)	1,381	29,084
Alder Biopharmaceuticals Inc.(a)(b)	3,054	27,333
Allakos Inc.(a)	415	36,711
Amicus Therapeutics Inc.(a)	3,838	37,958
AnaptysBio Inc.(a)	566	23,008
Arena Pharmaceuticals Inc.(a)	576	30,465
Arrowhead Pharmaceuticals Inc.(a)(b)	1,238	42,302

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Assembly Biosciences Inc.(a)(b)	2,300	$26,013
Atara Biotherapeutics Inc.(a)(b)	2,116	28,566
Audentes Therapeutics Inc.(a)	857	26,653
Biohaven Pharmaceutical Holding Co. Ltd.(a)	753	29,510
Bluebird Bio Inc.(a)(b)	1,063	109,819
Blueprint Medicines Corp.(a)	732	56,122
Coherus Biosciences Inc.(a)(b)	1,525	33,840
Denali Therapeutics Inc.(a)(b)	1,602	28,836
Dicerna Pharmaceuticals Inc.(a)	1,937	26,924
Eagle Pharmaceuticals Inc./DE(a)	544	30,676
Enanta Pharmaceuticals Inc.(a)	401	28,291
Epizyme Inc.(a)	2,201	28,547
Esperion Therapeutics Inc.(a)(b)	758	27,773
Exelixis Inc.(a)	4,567	90,655
Fate Therapeutics Inc.(a)	1,605	26,194
FibroGen Inc.(a)	1,647	73,555
Flexion Therapeutics Inc.(a)(b)	2,632	34,663
G1 Therapeutics Inc.(a)	755	27,407
Global Blood Therapeutics Inc.(a)(b)	1,103	50,716
Halozyme Therapeutics Inc.(a)	2,771	45,777
Heron Therapeutics Inc.(a)	1,671	30,947
Immunomedics Inc.(a)(b)	3,209	41,075
Insmed Inc.(a)(b)	1,857	30,529
Intercept Pharmaceuticals Inc.(a)(b)	467	29,972
Invitae Corp.(a)	1,149	27,875
Iovance Biotherapeutics Inc.(a)	1,948	40,927
Ironwood Pharmaceuticals Inc.(a)	3,149	29,317
Ligand Pharmaceuticals Inc.(a)	426	38,728
MacroGenics Inc.(a)	1,950	27,963
Medicines Co. (The)(a)	1,692	70,996
Mirati Therapeutics Inc.(a)	526	43,116
Momenta Pharmaceuticals Inc.(a)(b)	2,393	30,224
Myriad Genetics Inc.(a)	1,217	28,636
Natera Inc.(a)	1,018	33,543
Neurocrine Biosciences Inc.(a)	1,543	153,405
OPKO Health Inc.(a)	15,028	27,652
Portola Pharmaceuticals Inc.(a)	968	28,130
Progenics Pharmaceuticals Inc.(a)	7,837	34,483
PTC Therapeutics Inc.(a)	931	41,495
Radius Health Inc.(a)	1,251	35,403
REGENXBIO Inc.(a)	795	27,420
Repligen Corp.(a)	1,085	100,699
Sage Therapeutics Inc.(a)	928	159,310
Sangamo Therapeutics Inc.(a)	2,590	28,231
Spark Therapeutics Inc.(a)	913	88,935
Ultragenyx Pharmaceutical Inc.(a)	1,371	74,678
uniQure NV(a)	613	33,255
United Therapeutics Corp.(a)	391	32,281
Xencor Inc.(a)	807	30,085
ZIOPHARM Oncology Inc.(a)(b)	5,591	27,899

		2,658,787

Building Products — 0.7%
AAON Inc.	1,126	54,014
Advanced Drainage Systems Inc.	1,874	58,825
Armstrong World Industries Inc.	1,396	133,276
Builders FirstSource Inc.(a)	3,230	62,824
Resideo Technologies Inc.(a)	2,776	38,253
Trex Co. Inc.(a)	980	83,819

		431,011

Security	Shares	Value

Capital Markets — 1.4%
Ares Management Corp., Class A	1,042	$30,322
Donnelley Financial Solutions Inc.(a)	2,612	27,766
Evercore Inc., Class A	721	57,507
Federated Investors Inc., Class B	1,173	37,583
Interactive Brokers Group Inc., Class A	620	29,264
INTL. FCStone Inc.(a)	817	32,035
Janus Henderson Group PLC	6,682	127,693
Legg Mason Inc.	4,146	152,531
LPL Financial Holdings Inc.	1,710	128,165
Morningstar Inc.	461	74,488
Stifel Financial Corp.	551	29,434
Virtu Financial Inc., Class A	1,510	28,388
Westwood Holdings Group Inc.	989	27,148

		782,324

Chemicals — 1.2%
Chemours Co. (The)	2,366	33,526
HB Fuller Co.	1,690	72,011
Ingevity Corp.(a)	378	28,792
Innospec Inc.	796	66,211
Koppers Holdings Inc.(a)	1,032	27,358
Kraton Corp.(a)	1,086	29,800
Minerals Technologies Inc.	1,947	93,845
RPM International Inc.	1,722	116,528
Scotts Miracle-Gro Co. (The)	427	45,399
Stepan Co.	545	51,988
Trinseo SA	1,450	50,881
Valvoline Inc.	3,662	82,761

		699,100

Commercial Services & Supplies — 3.0%
ABM Industries Inc.	1,496	55,741
ACCO Brands Corp.	5,729	53,108
ADT Inc.(b)	6,445	30,678
Brady Corp., Class A, NVS	1,943	91,729
Cimpress NV(a)	364	41,747
Clean Harbors Inc.(a)	669	49,205
Covanta Holding Corp.	4,568	78,570
Deluxe Corp.	929	42,808
Healthcare Services Group Inc.	1,645	37,095
Herman Miller Inc.	2,517	106,419
HNI Corp.	929	28,976
IAA Inc.(a)	3,902	190,613
Interface Inc.	2,602	28,752
KAR Auction Services Inc.	5,606	148,895
Knoll Inc.	2,412	55,621
Matthews International Corp., Class A	2,570	75,327
McGrath RentCorp.	1,011	64,734
Mobile Mini Inc.	1,378	43,076
MSA Safety Inc.	719	75,948
Pitney Bowes Inc.	3,883	13,823
Quad/Graphics Inc.	2,969	26,691
SP Plus Corp.(a)	1,246	42,999
Steelcase Inc., Class A	3,594	55,815
Team Inc.(a)	2,097	34,559
Tetra Tech Inc.	1,510	122,491
UniFirst Corp./MA	458	89,727
Viad Corp.	1,105	71,416

		1,756,563

Communications Equipment — 1.1%
ADTRAN Inc.	2,667	27,390

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Ciena Corp.(a)	3,755	$153,692
CommScope Holding Co. Inc.(a)	4,216	45,280
EchoStar Corp., Class A(a)	735	31,054
Finisar Corp.(a)(b)	1,993	45,062
Infinera Corp.(a)	5,969	31,815
InterDigital Inc.	795	39,090
Lumentum Holdings Inc.(a)	1,770	98,695
NETGEAR Inc.(a)	856	29,720
NetScout Systems Inc.(a)	1,378	30,523
Plantronics Inc.	1,222	37,968
Ribbon Communications Inc.(a)	5,814	30,058
Viavi Solutions Inc.(a)	2,327	32,322

		632,669

Construction & Engineering — 1.9%
AECOM(a)	6,123	217,244
Aegion Corp.(a)	2,336	46,113
Arcosa Inc.	924	30,021
Argan Inc.	721	29,784
Comfort Systems USA Inc.	2,066	79,872
EMCOR Group Inc.	2,154	188,346
Granite Construction Inc.	1,394	39,645
Great Lakes Dredge & Dock Corp.(a)	2,791	30,254
MasTec Inc.(a)(b)	776	48,787
MYR Group Inc.(a)	1,280	36,698
Quanta Services Inc.	5,846	198,179
Valmont Industries Inc.	788	106,774
Willscot Corp.(a)	2,107	29,393

		1,081,110

Construction Materials — 0.1%
Summit Materials Inc., Class A(a)	2,242	47,037
U.S. Concrete Inc.(a)(b)	750	30,390

		77,427

Consumer Finance — 0.4%
Credit Acceptance Corp.(a)	61	27,612
Encore Capital Group Inc.(a)	849	31,328
Green Dot Corp., Class A(a)	957	29,265
OneMain Holdings Inc.	765	27,425
PRA Group Inc.(a)	2,154	73,538
SLM Corp.	3,618	30,536

		219,704

Containers & Packaging —1.0%
AptarGroup Inc.	2,195	268,273
Berry Global Group Inc.(a)	1,652	64,659
Graphic Packaging Holding Co.	2,205	30,451
Greif Inc., Class A, NVS	929	32,692
Myers Industries Inc.	1,878	31,607
Owens-Illinois Inc.	2,696	27,418
Sonoco Products Co.	2,424	138,653

		593,753

Distributors — 0.4%
Pool Corp.	1,067	209,537

Diversified Consumer Services — 2.4%
American Public Education Inc.(a)(b)	1,068	25,878
Bright Horizons Family Solutions Inc.(a)	2,642	436,062
Carriage Services Inc.	2,804	59,641
Chegg Inc.(a)	934	37,024
frontdoor Inc.(a)	1,664	85,430
Graham Holdings Co., Class B	101	71,110

Security	Shares	Value

Diversified Consumer Services (continued)
Grand Canyon Education Inc.(a)	588	$73,853
Houghton Mifflin Harcourt Co.(a)	5,469	32,541
Laureate Education Inc., Class A(a)	1,805	33,031
Service Corp. International/U.S	3,964	183,533
ServiceMaster Global Holdings Inc.(a)	3,459	197,301
Sotheby’s(a)	888	51,282
Strategic Education Inc.	215	36,384
Weight Watchers International Inc.(a)	1,205	36,138

		1,359,208

Diversified Telecommunication Services — 0.3%
GCI Liberty Inc., Class A(a)	1,618	100,704
Iridium Communications Inc.(a)	1,879	45,434
ORBCOMM Inc.(a)	5,649	26,042
Vonage Holdings Corp.(a)	2,150	28,423

		200,603

Electric Utilities — 1.1%
Hawaiian Electric Industries Inc.	4,016	178,310
IDACORP Inc.	2,152	236,311
Otter Tail Corp.	1,689	85,497
Portland General Electric Co.	2,294	130,506

		630,624

Electrical Equipment — 0.7%
Atkore International Group Inc.(a)	1,204	34,928
EnerSys	1,231	68,936
Generac Holdings Inc.(a)	1,526	119,013
Hubbell Inc.	965	126,550
Regal Beloit Corp.	495	35,096
Sunrun Inc.(a)	2,350	36,025

		420,548

Electronic Equipment, Instruments & Components — 3.1%
Anixter International Inc.(a)	791	47,436
Avnet Inc.	2,965	124,204
Badger Meter Inc.	1,917	98,879
Belden Inc.	838	38,221
Benchmark Electronics Inc.	1,126	29,816
Coherent Inc.(a)	584	84,657
CTS Corp.	1,884	53,751
Dolby Laboratories Inc., Class A	1,497	92,155
ePlus Inc.(a)	379	30,972
Fabrinet(a)	955	48,218
Insight Enterprises Inc.(a)	1,121	53,875
Itron Inc.(a)	1,105	76,742
KEMET Corp.	1,616	27,068
Littelfuse Inc.	438	68,359
Methode Electronics Inc.	3,537	112,264
MTS Systems Corp.	1,169	66,481
National Instruments Corp.	5,069	212,898
Novanta Inc.(a)	917	68,775
OSI Systems Inc.(a)	634	66,576
Plexus Corp.(a)	1,512	86,502
Rogers Corp.(a)	447	59,192
SYNNEX Corp.	917	76,854
Tech Data Corp.(a)	999	92,637
Vishay Intertechnology Inc.	3,002	47,522
Vishay Precision Group Inc.(a)	926	28,937

		1,792,991

Energy Equipment & Services — 1.0%
Apergy Corp.(a)(b)	1,841	47,829
Archrock Inc.	3,425	33,257

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
C&J Energy Services Inc.(a)(b)	3,131	$29,932
Cactus Inc., Class A(a)	1,097	27,941
Core Laboratories NV	2,518	99,688
Dril-Quip Inc.(a)	619	28,381
Exterran Corp.(a)	3,788	39,963
Helix Energy Solutions Group Inc.(a)	4,110	29,756
Matrix Service Co.(a)	1,533	30,461
McDermott International Inc.(a)(b)	6,968	32,889
Newpark Resources Inc.(a)	4,720	31,199
Oceaneering International Inc.(a)	3,463	44,880
Oil States International Inc.(a)	2,221	30,628
Solaris Oilfield Infrastructure Inc., Class A	2,150	29,563
Tidewater Inc.(a)(b)	1,864	29,377
U.S. Silica Holdings Inc.	2,990	30,408

		596,152

Entertainment — 0.7%
Cinemark Holdings Inc.	3,491	133,216
IMAX Corp.(a)	3,201	66,965
Lions Gate Entertainment Corp., Class A	2,559	23,108
Madison Square Garden Co. (The), Class A(a)	222	56,017
World Wrestling Entertainment Inc., Class A	848	60,573
Zynga Inc., Class A(a)	12,198	69,651

		409,530

Equity Real Estate Investment Trusts (REITs) — 9.6%
Agree Realty Corp.	1,004	74,989
Alexander & Baldwin Inc.	1,283	29,368
American Assets Trust Inc.	936	43,861
American Campus Communities Inc.	5,057	235,049
American Finance Trust Inc.	2,307	27,615
Americold Realty Trust	3,541	128,963
Apartment Investment & Management Co., Class A	772	39,372
Armada Hoffler Properties Inc.	1,822	31,593
Brandywine Realty Trust	17,279	247,954
Brixmor Property Group Inc.	8,746	161,189
Care Trust REIT Inc.	1,789	42,560
Chatham Lodging Trust	2,050	34,009
Colony Capital Inc.	7,352	33,084
CoreSite Realty Corp.	1,382	160,561
Corporate Office Properties Trust	6,411	185,214
Cousins Properties Inc.	3,714	128,876
CubeSmart	2,923	104,906
CyrusOne Inc.	2,654	194,963
DiamondRock Hospitality Co.	7,720	73,108
Douglas Emmett Inc.	9,983	421,283
Easterly Government Properties Inc.	11,616	238,709
Empire State Realty Trust Inc., Class A	3,354	47,157
EPR Properties	377	29,500
Essential Properties Realty Trust Inc.	2,607	59,205
First Industrial Realty Trust Inc.	2,353	91,649
Four Corners Property Trust Inc.	4,566	130,085
Franklin Street Properties Corp.	6,398	48,433
Gaming and Leisure Properties Inc.	1,278	49,995
Hannon Armstrong Sustainable Infrastructure Capital Inc.	1,137	31,415
Healthcare Trust of America Inc., Class A	1,591	45,121
Highwoods Properties Inc.	793	34,266
Hospitality Properties Trust	2,999	72,396
Hudson Pacific Properties Inc.	2,556	86,904
JBG SMITH Properties	3,969	151,854
Kilroy Realty Corp.	4,500	350,370

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Life Storage Inc.	1,197	$126,834
Medical Properties Trust Inc.	3,129	58,168
National Storage Affiliates Trust	880	29,445
Office Properties Income Trust	1,219	33,047
Omega Healthcare Investors Inc.	2,743	111,585
Outfront Media Inc.	3,004	82,550
Paramount Group Inc.	2,914	38,407
Park Hotels & Resorts Inc.	3,033	71,427
Pebblebrook Hotel Trust	1,080	29,128
Piedmont Office Realty Trust Inc., Class A	2,042	40,309
PotlatchDeltic Corp.	1,182	45,483
QTS Realty Trust Inc., Class A	1,583	77,662
Rayonier Inc.	1,070	28,676
Rexford Industrial Realty Inc.	3,185	140,745
RLJ Lodging Trust	3,315	53,736
Sabra Health Care REIT Inc.	5,757	124,466
Senior Housing Properties Trust	3,232	27,440
STAG Industrial Inc.	1,026	29,836
STORE Capital Corp.	2,292	86,546
Sunstone Hotel Investors Inc.	2,177	28,606
Tanger Factory Outlet Centers Inc.	1,919	27,135
Taubman Centers Inc.	706	27,569
Uniti Group Inc.	5,071	37,475
VICI Properties Inc.	12,388	274,518
Washington Prime Group Inc.	8,824	28,502
Washington REIT	1,420	37,616

		5,562,487

Food & Staples Retailing — 1.1%
BJ’s Wholesale Club Holdings Inc.(a)	2,942	77,257
Casey’s General Stores Inc.	489	82,078
Performance Food Group Co.(a)	2,406	112,577
PriceSmart Inc.	1,165	70,401
SpartanNash Co	2,466	26,559
Sprouts Farmers Market Inc.(a)	2,227	39,975
U.S. Foods Holding Corp.(a)	4,620	186,879
United Natural Foods Inc.(a)	4,079	32,795

		628,521

Food Products — 1.0%
B&G Foods Inc.	1,481	25,073
Darling Ingredients Inc.(a)	4,593	85,430
Farmer Bros. Co.(a)	2,144	26,028
Flowers Foods Inc.	2,861	65,231
Fresh Del Monte Produce Inc.	1,111	28,930
Freshpet Inc.(a)	1,218	59,780
Hain Celestial Group Inc. (The)(a)	2,767	52,711
Pilgrim’s Pride Corp.(a)	1,038	32,344
Post Holdings Inc.(a)	830	82,743
Sanderson Farms Inc.	201	30,074
Simply Good Foods Co. (The)(a)	2,025	60,001
TreeHouse Foods Inc.(a)	1,054	53,385

		601,730

Gas Utilities — 1.1%
Chesapeake Utilities Corp.	317	29,982
National Fuel Gas Co.	1,986	92,826
New Jersey Resources Corp.	1,463	66,917
Northwest Natural Holding Co.	886	63,225
ONE Gas Inc.	1,300	119,093
South Jersey Industries Inc.	2,638	85,313
Southwest Gas Holdings Inc.	1,744	159,105

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities (continued)
Spire Inc.	352	$29,885

		646,346

Health Care Equipment & Supplies — 3.5%
AngioDynamics Inc.(a)	1,506	27,665
Antares Pharma Inc.(a)(b)	9,049	29,319
AtriCure Inc.(a)	1,318	36,100
Atrion Corp.	39	30,309
Avanos Medical Inc.(a)	782	25,947
Cantel Medical Corp.	705	64,811
Cardiovascular Systems Inc.(a)	1,023	49,544
GenMark Diagnostics Inc.(a)	4,400	26,356
Glaukos Corp.(a)	734	47,204
Globus Medical Inc., Class A(a)	1,589	81,150
Haemonetics Corp.(a)	944	126,052
Heska Corp.(a)(b)	392	27,514
Hill-Rom Holdings Inc.	1,358	146,229
Inogen Inc.(a)	659	30,558
Insulet Corp.(a)(b)	831	128,115
Integer Holdings Corp.(a)	438	31,711
Integra LifeSciences Holdings Corp.(a)	601	36,072
iRhythm Technologies Inc.(a)(b)	433	32,960
LeMaitre Vascular Inc.	911	28,842
LivaNova PLC(a)	666	51,702
Merit Medical Systems Inc.(a)	1,561	54,292
Neogen Corp.(a)	515	36,318
Nevro Corp.(a)	484	40,525
Novocure Ltd.(a)(b)	1,161	105,488
NuVasive Inc.(a)	831	52,785
OraSure Technologies Inc.(a)	4,914	32,432
Orthofix Medical Inc.(a)	776	39,452
Penumbra Inc.(a)(b)	692	100,721
Quidel Corp.(a)	734	46,279
STAAR Surgical Co.(a)	1,017	30,622
Tactile Systems Technology Inc.(a)	602	30,365
Tandem Diabetes Care Inc.(a)	1,086	78,659
Varex Imaging Corp.(a)	1,105	29,117
West Pharmaceutical Services Inc.	1,937	281,756
Wright Medical Group NV(a)	1,345	28,043

		2,045,014

Health Care Providers & Services — 2.8%
Acadia Healthcare Co. Inc.(a)	1,370	36,250
Addus HomeCare Corp.(a)	448	39,415
Amedisys Inc.(a)	642	82,632
AMN Healthcare Services Inc.(a)	1,368	79,891
BioTelemetry Inc.(a)	930	36,874
Brookdale Senior Living Inc.(a)	3,720	30,430
Chemed Corp.	177	76,009
CorVel Corp.(a)	402	33,860
Covetrus Inc.(a)(b)	2,542	33,783
Diplomat Pharmacy Inc.(a)	5,663	32,902
Encompass Health Corp.	2,139	130,030
Ensign Group Inc. (The)	969	48,353
Guardant Health Inc.(a)	619	54,181
Hanger Inc.(a)	1,479	27,924
HealthEquity Inc.(a)	686	40,721
LHC Group Inc.(a)	693	82,120
Magellan Health Inc.(a)	333	20,982
MEDNAX Inc.(a)	1,849	38,977
Molina Healthcare Inc.(a)	834	108,654

Security	Shares	Value

Health Care Providers & Services (continued)
National Research Corp.	1,017	$65,119
Patterson Companies Inc.	6,572	109,884
PetIQ Inc.(a)	925	29,285
Premier Inc., Class A(a)	2,272	80,111
Providence Service Corp. (The)(a)	744	41,820
R1 RCM Inc.(a)	3,670	42,792
Select Medical Holdings Corp.(a)	3,566	57,841
Tenet Healthcare Corp.(a)	1,487	32,194
Tivity Health Inc.(a)	2,294	41,888
U.S. Physical Therapy Inc.	604	80,646

		1,615,568

Health Care Technology — 0.6%
Allscripts Healthcare Solutions Inc.(a)(b)	5,737	52,092
HMS Holdings Corp.(a)	1,565	57,169
Medidata Solutions Inc.(a)	1,265	115,849
Omnicell Inc.(a)	405	29,079
Teladoc Health Inc.(a)(b)	1,247	72,176
Vocera Communications Inc.(a)(b)	1,199	27,517

		353,882

Hotels, Restaurants & Leisure — 2.7%
Boyd Gaming Corp.	1,449	34,834
Brinker International Inc.	1,162	44,156
Caesars Entertainment Corp.(a)	12,356	142,218
Churchill Downs Inc.	1,017	125,355
Dave & Buster’s Entertainment Inc.	731	31,470
Dine Brands Global Inc.	542	38,238
Dunkin’ Brands Group Inc.	2,590	213,520
El Pollo Loco Holdings Inc.(a)	4,283	43,729
Eldorado Resorts Inc.(a)	1,236	47,598
Everi Holdings Inc.(a)	3,118	27,875
Hilton Grand Vacations Inc.(a)	1,094	36,944
International Speedway Corp., Class A	628	28,273
Jack in the Box Inc.	384	32,763
Marriott Vacations Worldwide Corp.	633	62,407
Penn National Gaming Inc.(a)	1,995	38,244
Planet Fitness Inc., Class A(a)	1,578	111,423
PlayAGS Inc.(a)	2,784	27,116
Red Robin Gourmet Burgers Inc.(a)	931	31,179
Shake Shack Inc., Class A(a)	848	84,088
Six Flags Entertainment Corp.	906	53,608
Texas Roadhouse Inc.	564	29,023
Wendy’s Co. (The)	4,370	96,140
Wingstop Inc.	495	49,584
Wyndham Destinations Inc.	1,025	45,449
Wyndham Hotels & Resorts Inc.	1,443	74,141

		1,549,375

Household Durables — 1.3%
Century Communities Inc.(a)(b)	1,072	30,209
Ethan Allen Interiors Inc.	1,595	27,434
Helen of Troy Ltd.(a)	762	116,975
iRobot Corp.(a)(b)	871	53,836
KB Home	2,519	70,759
La-Z-Boy Inc.	1,111	35,408
LGI Homes Inc.(a)	608	49,558
MDC Holdings Inc.	861	33,295
Meritage Homes Corp.(a)	719	46,979
Taylor Morrison Home Corp., Class A(a)	1,622	38,701
Tempur Sealy International Inc.(a)	573	44,190
Toll Brothers Inc.	1,722	62,319

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
TopBuild Corp.(a)	562	$52,052
TRI Pointe Group Inc.(a)	2,269	31,766
Tupperware Brands Corp.	2,117	27,542

		721,023

Household Products — 0.2%
Energizer Holdings Inc.	1,525	58,712
Spectrum Brands Holdings Inc.	573	32,014

		90,726

Independent Power and Renewable Electricity Producers — 0.9%
Clearway Energy Inc., Class C	4,336	76,747
NextEra Energy Partners LP	2,011	103,064
Ormat Technologies Inc.	1,919	142,524
Pattern Energy Group Inc., Class A	5,006	135,913
TerraForm Power Inc., Class A	4,160	70,554

		528,802

Industrial Conglomerates — 0.5%
Carlisle Companies Inc.	1,409	204,249
Raven Industries Inc.	2,679	78,146

		282,395

Insurance — 1.7%
American Equity Investment Life Holding Co.	688	14,826
Assured Guaranty Ltd.	720	30,636
Axis Capital Holdings Ltd.	1,209	74,221
Brown & Brown Inc.	3,032	111,851
Crawford & Co., Class A, NVS	2,805	27,068
eHealth Inc.(a)(b)	449	37,406
First American Financial Corp.	3,470	202,822
Genworth Financial Inc., Class A(a)	10,930	48,420
Hanover Insurance Group Inc. (The)	803	106,919
Horace Mann Educators Corp.	585	25,664
Kemper Corp.	703	49,196
Old Republic International Corp.	1,283	29,971
Primerica Inc.	670	79,844
ProAssurance Corp.	760	29,693
RLI Corp.	313	28,661
Selective Insurance Group Inc.	466	37,108
Universal Insurance Holdings Inc.	1,060	26,500

		960,806

Interactive Media & Services — 0.1%
Yelp Inc.(a)	1,116	37,397

Internet & Direct Marketing Retail — 0.4%
Etsy Inc.(a)(b)	2,215	116,930
Groupon Inc.(a)	12,170	30,182
Quotient Technology Inc.(a)(b)	3,701	27,165
Shutterfly Inc.(a)	1,272	64,719

		238,996

IT Services — 2.5%
Black Knight Inc.(a)(b)	2,535	157,804
Booz Allen Hamilton Holding Corp.	3,281	247,748
CACI International Inc., Class A(a)	190	42,235
Carbonite Inc.(a)	1,857	22,377
Cardtronics PLC, Class A(a)	1,026	30,390
Cass Information Systems Inc.	576	29,146
Conduent Inc.(a)	8,288	53,955
CoreLogic Inc.(a)	746	36,106
CSG Systems International Inc.	578	31,143
Euronet Worldwide Inc.(a)	685	104,901
ExlService Holdings Inc.(a)	830	56,191

Security	Shares	Value

IT Services (continued)
KBR Inc.	1,988	$50,734
Limelight Networks Inc.(a)	12,661	30,766
LiveRamp Holdings Inc.(a)	1,067	45,198
Perficient Inc.(a)	941	34,666
Perspecta Inc.	2,388	61,969
Science Applications International Corp.	625	55,006
Sykes Enterprises Inc.(a)	2,286	66,294
TTEC Holdings Inc.	608	28,521
Virtusa Corp.(a)	1,593	57,571
WEX Inc.(a)	982	200,868

		1,443,589

Leisure Products — 0.4%
Callaway Golf Co.	3,031	53,831
Johnson Outdoors Inc., Class A	489	27,384
Malibu Boats Inc., Class A(a)	1,149	31,965
Mattel Inc.(a)(b)	8,479	83,094
YETI Holdings Inc.(a)(b)	1,096	30,962

		227,236

Life Sciences Tools & Services — 1.0%
Bio-Rad Laboratories Inc., Class A(a)	184	62,139
Bio-Techne Corp.	479	91,762
Bruker Corp.	2,874	124,070
Charles River Laboratories International Inc.(a)	346	45,395
Luminex Corp.	2,158	44,239
Medpace Holdings Inc.(a)	362	29,289
NeoGenomics Inc.(a)	1,968	49,161
PRA Health Sciences Inc.(a)	790	78,084
Syneos Health Inc.(a)	824	43,285

		567,424

Machinery — 4.3%
Actuant Corp., Class A	2,131	47,330
AGCO Corp.	1,436	99,256
Alamo Group Inc.	373	42,589
Allison Transmission Holdings Inc.	3,401	151,106
Astec Industries Inc.	1,220	33,672
Barnes Group Inc.	1,699	76,200
Briggs & Stratton Corp.	6,157	26,598
Chart Industries Inc.(a)	753	47,319
Crane Co.	873	66,558
Donaldson Co. Inc.	2,914	140,921
Douglas Dynamics Inc.	717	29,942
ESCO Technologies Inc.	1,058	80,546
Evoqua Water Technologies Corp.(a)	2,725	42,129
Federal Signal Corp.	1,524	45,278
Franklin Electric Co. Inc.	1,561	71,572
Gardner Denver Holdings Inc.(a)(b)	2,187	62,723
Gates Industrial Corp. PLC(a)(b)	3,560	30,972
Graco Inc.	1,086	49,489
Hillenbrand Inc.	1,046	28,702
Hyster-Yale Materials Handling Inc.	507	27,657
ITT Inc.	1,557	88,624
John Bean Technologies Corp.	410	41,951
Kennametal Inc.	1,046	31,265
Lincoln Electric Holdings Inc.	911	75,212
Lindsay Corp.	473	41,747
Meritor Inc.(a)	1,892	31,823
Navistar International Corp.(a)	1,855	42,665
Nordson Corp.	588	79,944
Oshkosh Corp.	2,520	177,080

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Proto Labs Inc.(a)	598	$56,655
Rexnord Corp.(a)	1,242	32,516
Tennant Co.	420	28,724
Terex Corp.	1,294	32,130
Toro Co. (The)	2,316	166,775
TriMas Corp.(a)	1,439	42,278
Wabash National Corp.	2,247	30,649
Watts Water Technologies Inc., Class A	646	59,193
Welbilt Inc.(a)(b)	3,900	61,386
Woodward Inc.	1,501	161,883

		2,483,059

Media — 1.2%
Cable One Inc.	76	98,619
Gannett Co. Inc.	4,498	47,319
Gray Television Inc.(a)(b)	1,930	29,529
Hemisphere Media Group Inc.(a)	3,592	42,637
John Wiley & Sons Inc., Class A	2,216	98,612
Liberty Latin America Ltd., Class C, NVS(a)	1,892	31,199
Loral Space & Communications Inc.(a)	919	33,994
New York Times Co. (The), Class A	3,661	106,901
Nexstar Media Group Inc., Class A	587	58,048
Sinclair Broadcast Group Inc., Class A	1,024	45,640
TEGNA Inc.	3,563	50,987
Tribune Media Co., Class A	1,350	62,883

		706,368

Metals & Mining —1.3%
Alcoa Corp.(a)(b)	3,799	68,116
Century Aluminum Co.(a)	4,981	27,445
Cleveland-Cliffs Inc.	3,804	30,204
Commercial Metals Co.	2,138	33,503
Compass Minerals International Inc.	1,060	52,714
Reliance Steel & Aluminum Co.	2,292	222,851
Royal Gold Inc.	1,809	241,284
Schnitzer Steel Industries Inc., Class A	3,030	67,084

		743,201

Mortgage Real Estate Investment — 0.7%
Apollo Commercial Real Estate Finance Inc.	4,123	76,482
Arbor Realty Trust Inc.	2,341	29,379
Capstead Mortgage Corp.	3,579	26,019
Chimera Investment Corp.	2,698	51,451
Granite Point Mortgage Trust Inc.	1,994	36,470
New Residential Investment Corp.	2,024	28,478
Redwood Trust Inc.	3,089	51,277
Starwood Property Trust Inc.	3,297	77,249

		376,805

Multi-Utilities — 0.5%
Avista Corp.	3,799	178,173
Black Hills Corp.	390	29,917
MDU Resources Group Inc.	2,329	62,627

		270,717

Multiline Retail — 0.1%
Big Lots Inc.	1,403	31,918
Ollie’s Bargain Outlet Holdings Inc.(a)	380	21,071

		52,989

Oil, Gas & Consumable Fuels — 1.8%
Antero Midstream Corp.	4,842	34,427
Antero Resources Corp.(a)	8,212	26,032
Callon Petroleum Co.(a)(b)	6,584	27,060

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.(a)	21,760	$31,334
Clean Energy Fuels Corp.(a)	14,264	28,385
CNX Resources Corp.(a)(b)	4,108	32,741
Delek U.S. Holdings Inc.	1,746	57,182
Denbury Resources Inc.(a)	28,377	30,647
EnLink Midstream LLC	5,941	47,172
EQT Corp.	4,473	45,490
Equitrans Midstream Corp.	3,777	50,952
Kosmos Energy Ltd.	10,529	66,543
Matador Resources Co.(a)	2,056	32,176
Murphy Oil Corp.	1,794	32,705
Oasis Petroleum Inc.(a)	9,735	30,373
PBF Energy Inc., Class A	1,890	44,793
PDC Energy Inc.(a)	1,109	35,322
Peabody Energy Corp.	1,772	32,658
QEP Resources Inc.	7,514	26,750
Range Resources Corp.	7,010	24,956
SM Energy Co.	3,089	29,284
Southwestern Energy Co.(a)	16,421	25,945
Tallgrass Energy LP	1,997	39,101
Texas Pacific Land Trust	64	41,933
Whiting Petroleum Corp.(a)(b)	3,423	22,694
World Fuel Services Corp.	1,813	69,619
WPX Energy Inc.(a)	5,805	62,462

		1,028,736

Paper & Forest Products — 0.5%
Boise Cascade Co.	4,556	143,058
Domtar Corp.	2,279	75,093
Louisiana-Pacific Corp.	3,012	72,409

		290,560

Personal Products — 0.4%
Avon Products Inc.(a)	7,821	34,021
Edgewell Personal Care Co.(a)	1,036	28,842
Herbalife Nutrition Ltd.(a)	2,273	78,259
Medifast Inc.	440	43,983
Nu Skin Enterprises Inc., Class A	825	33,512
USANA Health Sciences Inc.(a)	434	29,499

		248,116

Pharmaceuticals — 1.3%
Aerie Pharmaceuticals Inc.(a)	1,149	24,887
Axsome Therapeutics Inc.(a)	1,236	31,456
Catalent Inc.(a)	2,893	152,577
Corcept Therapeutics Inc.(a)	2,231	28,133
Cymabay Therapeutics Inc.(a)	4,812	28,487
Horizon Therapeutics PLC(a)	3,201	88,444
Intersect ENT Inc.(a)(b)	1,909	31,269
Intra-Cellular Therapies Inc.(a)	3,129	26,784
MyoKardia Inc.(a)(b)	876	47,103
Omeros Corp.(a)(b)	1,579	29,196
Pacira BioScience Inc.(a)	725	26,999
Phibro Animal Health Corp., Class A	1,037	21,414
Reata Pharmaceuticals Inc., Class A(a)	472	36,391
Revance Therapeutics Inc.(a)(b)	2,591	27,465
Supernus Pharmaceuticals Inc.(a)	1,046	28,273
Theravance Biopharma Inc.(a)	1,682	37,055
Tilray Inc., Class 2(a)	805	20,664
Tricida Inc.(a)	865	30,180
Zogenix Inc.(a)(b)	949	40,513

		757,290

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 1.5%
ASGN Inc.(a)	1,141	$71,278
Exponent Inc.	645	45,724
FTI Consulting Inc.(a)	1,054	113,980
Heidrick & Struggles International Inc.	1,058	28,090
Huron Consulting Group Inc.(a)	472	28,891
ICF International Inc.	923	78,141
Insperity Inc.	895	88,659
Kelly Services Inc., Class A, NVS	2,908	70,403
Kforce Inc.	865	28,147
Korn Ferry	1,676	65,498
Navigant Consulting Inc.	2,251	62,735
Resources Connection Inc.	1,695	28,052
TriNet Group Inc.(a)	1,440	96,667
TrueBlue Inc.(a)	2,462	47,788

		854,053

Real Estate Management & Development — 0.8%
Cushman & Wakefield PLC(a)	4,701	79,165
Howard Hughes Corp. (The)(a)	1,055	133,215
Kennedy-Wilson Holdings Inc.	1,730	36,295
Marcus & Millichap Inc.(a)	2,187	78,907
Realogy Holdings Corp.	4,697	22,452
Redfin Corp.(a)(b)	1,766	29,828
St. Joe Co. (The)(a)	1,788	32,148
Tejon Ranch Co.(a)	1,641	27,470

		439,480

Road & Rail — 0.8%
ArcBest Corp.	1,180	34,940
Avis Budget Group Inc.(a)(b)	1,525	37,774
Genesee & Wyoming Inc., Class A(a)	1,205	133,610
Hertz Global Holdings Inc.(a)	2,735	33,121
Landstar System Inc.	282	31,449
Ryder System Inc.	2,430	117,053
Schneider National Inc., Class B	3,168	61,586

		449,533

Semiconductors & Semiconductor Equipment — 3.1%
Brooks Automation Inc.	1,496	49,862
Cabot Microelectronics Corp.	888	110,689
Cirrus Logic Inc.(a)	2,132	114,361
Cree Inc.(a)	2,393	102,732
Cypress Semiconductor Corp.	6,040	138,980
Enphase Energy Inc.(a)	1,279	37,948
Entegris Inc.	2,812	120,438
First Solar Inc.(a)	1,833	113,774
Ichor Holdings Ltd.(a)	1,372	29,169
Inphi Corp.(a)	616	37,693
Kulicke & Soffa Industries Inc.	3,168	65,989
Lattice Semiconductor Corp.(a)	2,250	44,303
Mellanox Technologies Ltd.(a)(b)	869	93,026
MKS Instruments Inc.	626	49,010
Nanometrics Inc.(a)	1,239	33,812
NVE Corp.	426	27,349
Power Integrations Inc.	599	53,323
Rambus Inc.(a)	2,586	32,428
Semtech Corp.(a)	1,043	43,775
Silicon Laboratories Inc.(a)	1,020	111,180
SolarEdge Technologies Inc.(a)	712	58,327
Teradyne Inc.	2,769	146,674
Universal Display Corp.	690	141,774

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Versum Materials Inc.	924	$48,048

		1,804,664

Software — 7.0%
2U Inc.(a)(b)	1,701	30,414
8x8 Inc.(a)	1,293	31,433
ACI Worldwide Inc.(a)	3,678	109,531
Alteryx Inc., Class A(a)	605	86,182
Appian Corp.(a)	503	29,913
Aspen Technology Inc.(a)	1,370	182,484
Avaya Holdings Corp.(a)	3,070	43,348
Benefitfocus Inc.(a)	1,083	28,288
Blackbaud Inc.	1,217	110,710
Blackline Inc.(a)(b)	1,293	65,852
Bottomline Technologies DE Inc.(a)	886	36,539
Ceridian HCM Holding Inc.(a)(b)	971	56,095
Cision Ltd.(a)	4,517	31,258
Cloudera Inc.(a)(b)	4,370	31,202
Cornerstone OnDemand Inc.(a)	690	35,997
Coupa Software Inc.(a)(b)	1,108	153,934
Elastic NV(a)	482	42,363
Envestnet Inc.(a)(b)	1,153	65,963
Everbridge Inc.(a)	515	44,393
Fair Isaac Corp.(a)	776	273,711
FireEye Inc.(a)	2,127	28,566
Five9 Inc.(a)	1,278	80,782
Guidewire Software Inc.(a)(b)	1,406	135,229
HubSpot Inc.(a)	739	147,564
LivePerson Inc.(a)	1,289	51,225
LogMeIn Inc.	1,068	71,385
Manhattan Associates Inc.(a)	1,144	94,529
Mimecast Ltd.(a)	1,787	73,142
Model N Inc.(a)	1,102	31,550
New Relic Inc.(a)	1,242	71,216
Nuance Communications Inc.(a)	3,693	62,079
Nutanix Inc., Class A(a)	3,364	81,510
Paylocity Holding Corp.(a)	942	102,885
Progress Software Corp.	1,394	52,665
Proofpoint Inc.(a)	767	87,139
PROS Holdings Inc.(a)(b)	415	29,473
Qualys Inc.(a)	505	40,208
Rapid7 Inc.(a)	1,350	72,482
RingCentral Inc., Class A(a)	1,424	200,969
SailPoint Technologies Holding Inc.(a)	1,328	29,920
Smartsheet Inc., Class A(a)	1,715	83,349
SPS Commerce Inc.(a)	892	45,082
SVMK Inc.(a)	1,596	26,717
Teradata Corp.(a)(b)	5,282	163,055
TiVo Corp.	4,108	30,933
Trade Desk Inc. (The), Class A(a)(b)	563	138,369
Tyler Technologies Inc.(a)	454	116,469
Varonis Systems Inc.(a)	414	28,284
Verint Systems Inc.(a)	995	53,024
Workiva Inc.(a)	1,037	49,890
Yext Inc.(a)	1,471	23,198
Zendesk Inc.(a)(b)	1,894	151,899
Zscaler Inc.(a)	1,020	70,115
Zuora Inc., Class A(a)	2,119	31,891

		4,046,403

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail — 2.4%
Aaron’s Inc.	1,658	$106,294
American Eagle Outfitters Inc.	4,604	77,439
America’s Car-Mart Inc./TX(a)	311	26,678
Asbury Automotive Group Inc.(a)	344	32,439
AutoNation Inc.(a)	1,230	58,376
Buckle Inc. (The)	1,637	32,085
Caleres Inc.	1,922	38,728
Carvana Co.(a)	621	50,400
Designer Brands Inc., Class A	1,969	32,469
Five Below Inc.(a)	983	120,781
Floor & Decor Holdings Inc., Class A(a)	881	43,363
Foot Locker Inc.	2,179	78,858
Group 1 Automotive Inc.	383	28,618
Hibbett Sports Inc.(a)	1,905	31,509
Lithia Motors Inc., Class A	497	65,142
MarineMax Inc.(a)	2,009	29,050
Monro Inc.(b)	841	65,363
Murphy USA Inc.(a)	761	68,033
National Vision Holdings Inc.(a)	1,505	42,682
Office Depot Inc.	20,920	27,196
Rent-A-Center Inc./TX(a)	1,305	33,317
RH(a)	268	38,391
Sally Beauty Holdings Inc.(a)	2,349	28,728
Signet Jewelers Ltd.	2,417	29,584
Sleep Number Corp.(a)	760	31,798
Williams-Sonoma Inc.	1,905	125,349
Winmark Corp.	174	28,275
Zumiez Inc.(a)	1,313	34,112

		1,405,057

Technology Hardware, Storage & Peripherals — 0.3%
Cray Inc.(a)	1,005	35,105
NCR Corp.(a)	2,289	72,126
Pure Storage Inc., Class A(a)(b)	2,669	43,451

		150,682

Textiles, Apparel & Luxury Goods — 1.0%
Carter’s Inc.	522	47,753
Columbia Sportswear Co.	1,238	116,112
Crocs Inc.(a)	1,636	36,483
Deckers Outdoor Corp.(a)	875	129,019
Fossil Group Inc.(a)(b)	3,097	39,642
Kontoor Brands Inc.(a)	1,227	42,012
Movado Group Inc.	1,758	37,832
Skechers U.S.A. Inc., Class A(a)	1,149	36,377
Unifi Inc.(a)	1,451	27,917
Wolverine World Wide Inc.	3,427	88,931

		602,078

Thrifts & Mortgage Finance — 1.6%
Columbia Financial Inc.(a)(b)	2,898	43,934
Federal Agricultural Mortgage Corp., Class C, NVS	657	54,104
First Defiance Financial Corp.	1,063	27,797
HomeStreet Inc.(a)	2,370	62,497
LendingTree Inc.(a)	96	29,769
MGIC Investment Corp.	8,221	103,996
Mr Cooper Group Inc.(a)	3,301	29,082
New York Community Bancorp. Inc.	12,314	142,103
NMI Holdings Inc., Class A(a)	1,086	30,777
Northfield Bancorp. Inc.	1,937	30,062
OceanFirst Financial Corp.	3,897	81,915

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Radian Group Inc.	1,833	$41,334
TFS Financial Corp.	2,949	51,637
United Community Financial Corp./OH	3,213	31,005
Walker & Dunlop Inc.	560	31,282
Washington Federal Inc.	1,963	69,883
WSFS Financial Corp.	1,148	47,321

		908,498

Trading Companies & Distributors — 1.1%
Air Lease Corp.	1,200	49,848
Aircastle Ltd.	1,535	33,540
Beacon Roofing Supply Inc.(a)	1,357	43,261
Foundation Building Materials Inc.(a)	1,572	26,928
GATX Corp.	963	71,474
Herc Holdings Inc.(a)	738	30,465
NOW Inc.(a)	2,389	28,405
Rush Enterprises Inc., Class A	783	28,274
SiteOne Landscape Supply Inc.(a)	928	72,569
Triton International Ltd.	1,382	44,431
Veritiv Corp.(a)	1,750	28,980
Watsco Inc.	465	76,051
WESCO International Inc.(a)(b)	1,658	74,743

		608,969

Transportation Infrastructure — 0.2%
Macquarie Infrastructure Corp.	2,660	100,601

Water Utilities — 0.3%
Aqua America Inc.	3,682	163,076

Wireless Telecommunication Services — 0.2%
Boingo Wireless Inc.(a)	2,585	33,269
Gogo Inc.(a)(b)	6,727	27,043
Shenandoah Telecommunications Co.	1,323	41,727

		102,039

Total Common Stocks — 99.8% (Cost: $56,589,915)		57,549,680

Short-Term Investments

Money Market Funds — 5.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.25%(c)(d)(e)	3,242,665	3,244,286
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.02%(c)(d)	66,000	66,000

		3,310,286

Total Short-Term Investments — 5.7% (Cost: $3,309,997)		3,310,286

Total Investments in Securities — 105.5% (Cost: $59,899,912)		60,859,966

Other Assets, Less Liabilities — (5.5)%		(3,196,216)

Net Assets — 100.0%		$57,663,750

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® ESG MSCI USA Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	729,442	2,513,223	3,242,665	$3,244,286	$6,988	(b)	$32		$224
BlackRock Cash Funds: Treasury, SL Agency Shares	27,907	38,093	66,000	66,000	1,045		—		—

				$3,310,286	$8,033		$32		$224

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$57,549,680	$—	$—	$57,549,680
Money Market Funds	3,310,286	—	—	3,310,286

	$60,859,966	$—	$—	$60,859,966

See notes to financial statements.

SCHEDULE OF INVESTMENTS	41

Schedule of Investments August 31, 2019	iShares® MSCI Global Impact ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.9%
CSL Ltd.	2,394	$388,513
GPT Group (The)	19,703	84,827

		473,340

Austria — 0.3%
Verbund AG	2,394	142,761

Belgium — 4.2%
Umicore SA	71,915	2,294,320

Canada — 0.2%
First Capital Realty Inc.	6,023	100,534

Chile — 0.1%
Aguas Andinas SA, Class A	83,106	45,854

China — 10.5%
3SBio Inc.(a)(b)	10,000	15,417
Beijing Enterprises Water Group Ltd.	950,000	499,531
BYD Co. Ltd., Class A	22,800	157,533
BYD Co. Ltd., Class H	85,500	443,031
China Conch Venture Holdings Ltd.	10,000	33,311
China Everbright International Ltd.	380,000	298,264
China Longyuan Power Group Corp. Ltd., Class H	551,000	303,089
China Medical System Holdings Ltd.	19,000	23,716
China Mengniu Dairy Co. Ltd.	95,000	377,073
China Vanke Co. Ltd., Class A	62,700	226,025
China Vanke Co. Ltd., Class H	36,100	124,858
CSPC Pharmaceutical Group Ltd.	38,000	76,045
Huaneng Renewables Corp. Ltd., Class H(c)	912,000	252,578
New Oriental Education & Technology Group Inc., ADR(b)	18,411	2,087,807
NIO Inc., ADR(b)(d)	150,309	429,884
Sihuan Pharmaceutical Holdings Group Ltd.	76,000	13,579
Sino Biopharmaceutical Ltd.	76,000	113,098
SOHO China Ltd.	57,000	16,732
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	22,800	41,255
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	19,104	22,504
Xinyi Solar Holdings Ltd.	190,000	120,033

		5,675,363

Denmark — 5.2%
Genmab A/S(b)	114	23,312
H Lundbeck A/S	1,653	60,303
Novo Nordisk A/S, Class B	18,962	986,665
Vestas Wind Systems A/S	23,959	1,764,033

		2,834,313

France — 7.6%
Alstom SA	24,073	1,030,459
Covivio	1,501	160,008
Danone SA	11,058	991,989
Gecina SA	513	81,464
Ipsen SA	532	56,009
Klepierre SA	6,840	209,104
Suez	103,493	1,609,850

		4,138,883

Germany — 2.6%
KION Group AG	8,854	428,923
Vonovia SE	19,475	971,542

		1,400,465

Security	Shares	Value

Hong Kong — 2.7%
Henderson Land Development Co. Ltd.	19,000	$88,509
MTR Corp. Ltd.	28,500	165,136
Swire Properties Ltd.	19,000	62,441
WH Group Ltd.(a)	1,396,500	1,124,636

		1,440,722

India — 0.3%
Godrej Consumer Products Ltd.	2,470	21,064
Hindustan Unilever Ltd.	3,268	86,126
Marico Ltd.	3,135	17,170
Nestle India Ltd.	95	17,129

		141,489

Indonesia — 0.1%
Indofood CBP Sukses Makmur Tbk PT	41,800	35,509
Unilever Indonesia Tbk PT	5,700	19,629

		55,138

Ireland — 1.1%
Kingspan Group PLC	12,578	575,392

Japan — 12.9%
Central Japan Railway Co.	7,600	1,504,678
Chugai Pharmaceutical Co. Ltd.	1,900	136,040
Daiichi Sankyo Co. Ltd.	5,700	376,868
East Japan Railway Co.	22,800	2,172,707
Japan Retail Fund Investment Corp.	57	114,167
NH Foods Ltd.	20,900	803,354
Nippon Prologis REIT Inc.	39	105,744
Nisshin Seifun Group Inc.	9,500	178,821
Nissin Foods Holdings Co. Ltd.	2,100	145,810
Nomura Real Estate Master Fund Inc.	57	99,614
Ono Pharmaceutical Co. Ltd.	6,000	110,933
Shionogi & Co. Ltd.	2,100	112,671
Sysmex Corp.	1,900	121,398
Terumo Corp.	5,700	165,772
TOTO Ltd.	9,500	344,128
Toyo Suisan Kaisha Ltd.	5,700	232,253
Unicharm Corp.	9,500	292,218

		7,017,176

Mexico — 0.3%
Gruma SAB de CV, Series B	9,405	87,483
Kimberly-Clark de Mexico SAB de CV, Class A	41,800	85,362

		172,845

Norway — 0.5%
Mowi ASA	11,058	264,724

Saudi Arabia — 0.1%
Almarai Co. JSC	3,230	42,671

Singapore — 0.9%
CapitaLand Commercial Trust	34,295	52,659
CapitaLand Mall Trust	58,900	112,518
Keppel Corp. Ltd.	81,700	343,950

		509,127

South Korea — 1.7%
Samsung SDI Co. Ltd.	4,351	896,243

Spain — 1.1%
Siemens Gamesa Renewable Energy SA	45,638	622,456

Sweden — 1.4%
Essity AB, Class B	24,605	767,997

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Global Impact ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland — 0.4%
Geberit AG, Registered	532	$242,006

Taiwan — 1.2%
Standard Foods Corp.	12,000	23,763
Taiwan High Speed Rail Corp.	76,000	91,704
Uni-President Enterprises Corp.	209,000	509,691

		625,158

Thailand — 0.2%
BTS Group Holdings PCL, NVDR	207,100	91,450

United Kingdom — 9.7%
Berkeley Group Holdings PLC	31,027	1,480,087
Johnson Matthey PLC	63,061	2,234,847
Pearson PLC	151,544	1,534,414

		5,249,348

United States — 33.4%
AbbVie Inc.	32,224	2,118,406
ABIOMED Inc.(b)	323	62,362
Acuity Brands Inc.	3,515	440,816
Amgen Inc.	7,809	1,629,113
Baxter International Inc.	4,978	437,815
BioMarin Pharmaceutical Inc.(b)	1,596	119,796
Celgene Corp.(b)	12,065	1,167,892
Citrix Systems Inc.	6,574	611,250
Colgate-Palmolive Co.	8,607	638,209
DexCom Inc.(b)(d)	551	94,557
Digital Realty Trust Inc.	6,555	810,395
Edwards Lifesciences Corp.(b)	1,121	248,683
Gilead Sciences Inc.	27,113	1,722,760
HCP Inc.	12,084	419,436
Hormel Foods Corp.	8,626	367,554
Jazz Pharmaceuticals PLC(b)	1,159	148,526
Kimberly-Clark Corp.	10,260	1,447,788
Procter & Gamble Co. (The)	17,974	2,161,014
Tesla Inc.(b)(d)	9,481	2,139,008
Vertex Pharmaceuticals Inc.(b)(d)	1,444	259,949

Security	Shares	Value

United States (continued)
VMware Inc., Class A	1,919	$271,423
Vornado Realty Trust	6,840	413,615
Xylem Inc./NY	4,959	379,909

		18,110,276

Total Common Stocks — 99.6% (Cost: $51,450,110)		53,930,051

Short-Term Investments

Money Market Funds — 5.5%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.25%(e)(f)(g)	2,906,218	2,907,671
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.02%(e)(f)	86,000	86,000

		2,993,671

Total Short-Term Investments — 5.5% (Cost: $2,993,818)		2,993,671

Total Investments in Securities — 105.1% (Cost: $54,443,928)		56,923,722

Other Assets, Less Liabilities — (5.1)%		(2,749,261)

Net Assets — 100.0%		$54,174,461

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	482,597	2,423,621	2,906,218	$2,907,671	$20,830	(b)	$(51)	$(182)
BlackRock Cash Funds: Treasury, SL Agency Shares	—	86,000	86,000	86,000	1,129		—	—

				$2,993,671	$21,959		$(51)	$(182)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Global Impact ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE E-Mini	1	09/20/19	$92	$1,840
MSCI Emerging Markets E-Mini	2	09/20/19	99	2,081

				$3,921

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$3,921

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$2,012

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$3,921

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$38,119

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$53,677,473	$—	$252,578	$53,930,051
Money Market Funds	2,993,671	—	—	2,993,671

	$56,671,144	$—	$252,578	$56,923,722

Derivative financial instruments(a)
Assets
Futures Contracts	$3,921	$—	$—	$3,921

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

August 31, 2019

	iShares ESG MSCI EAFE ETF	iShares ESG MSCI USA ETF	iShares ESG MSCI USA Leaders ETF	iShares ESG MSCI USA Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$912,595,171	$293,315,111	$1,567,256,703	$57,549,680
Affiliated(c)	3,054,628	3,272,565	9,061,542	3,310,286
Cash	387	602	475	35,555
Foreign currency, at value(d)	1,737,389	—	—	—
Cash pledged:
Futures contracts	—	—	198,000	—
Foreign currency collateral pledged:
Futures contracts(e)	246,533	—	—	—
Receivables:
Securities lending income — Affiliated	4,554	445	16	1,943
Variation margin on futures contracts	26,412	—	—	—
Capital shares sold	65,913	—	616,506	23,157
Dividends	2,529,227	511,938	2,538,098	49,334
Tax reclaims	594,740	—	—	—

Total assets	920,854,954	297,100,661	1,579,671,340	60,969,955

LIABILITIES
Collateral on securities loaned, at value	2,859,782	1,161,081	484,468	3,243,956
Payables:
Investments purchased	65,913	—	—	54,586
Variation margin on futures contracts	—	—	2,794	—
Investment advisory fees	149,722	35,074	118,978	7,663

Total liabilities	3,075,417	1,196,155	606,240	3,306,205

NET ASSETS	$917,779,537	$295,904,506	$1,579,065,100	$57,663,750

NET ASSETS CONSIST OF:
Paid-in capital	$924,581,715	$281,586,020	$1,531,919,528	$57,979,834
Accumulated earnings (loss)	(6,802,178)	14,318,486	47,145,572	(316,084)

NET ASSETS	$917,779,537	$295,904,506	$1,579,065,100	$57,663,750

Shares outstanding	14,800,000	4,600,000	31,100,000	2,200,000

Net asset value	$62.01	$64.33	$50.77	$26.21

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$2,724,789	$1,142,303	$469,228	$3,152,247
(b) Investments, at cost — Unaffiliated	$900,804,829	$274,854,790	$1,522,886,620	$56,589,915
(c) Investments, at cost — Affiliated	$3,054,599	$3,361,070	$9,481,470	$3,309,997
(d) Foreign currency, at cost	$1,739,342	$—	$—	$—
(e) Foreign currency collateral pledged, at cost	$248,327	$—	$—	$—

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Assets and Liabilities  (continued)

August 31, 2019

iShares MSCI Global Impact ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$53,930,051
Affiliated(c)	2,993,671
Cash	107,402
Foreign currency, at value(d)	64,435
Cash pledged:
Futures contracts	10,000
Receivables:
Securities lending income — Affiliated	2,543
Variation margin on futures contracts	1,220
Dividends	66,996
Tax reclaims	31,136

Total assets	57,207,454

LIABILITIES
Collateral on securities loaned, at value	2,907,997
Deferred foreign capital gain tax	1,516
Payables:
Bank borrowings	101,044
Investment advisory fees	22,274
Foreign taxes	162

Total liabilities	3,032,993

NET ASSETS	$54,174,461

NET ASSETS CONSIST OF:
Paid-in capital	$54,611,659
Accumulated loss	(437,198)

NET ASSETS	$54,174,461

Shares outstanding	950,000

Net asset value	$57.03

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$2,875,132
(b) Investments, at cost — Unaffiliated	$51,450,110
(c) Investments, at cost — Affiliated	$2,993,818
(d) Foreign currency, at cost	$64,743

See notes to financial statements.

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended August 31, 2019

	iShares ESG MSCI EAFE ETF	iShares ESG MSCI USA ETF	iShares ESG MSCI USA Leaders ETF (a)	iShares ESG MSCI USA Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$24,525,325	$3,474,003	$8,193,566	$383,276
Dividends — Affiliated	9,404	49,604	46,404	1,045
Interest — Unaffiliated	—	—	514	—
Securities lending income — Affiliated — net	62,878	6,604	15	6,988
Foreign taxes withheld	(1,969,072)	—	—	(454)

Total investment income	22,628,535	3,530,211	8,240,499	390,855

EXPENSES
Investment advisory fees	1,260,612	260,637	449,325	43,741

Total expenses	1,260,612	260,637	449,325	43,741

Less:
Investment advisory fees waived	—	—	(56,949)	—

Total expenses after fees waived	1,260,612	260,637	392,376	43,741

Net investment income	21,367,923	3,269,574	7,848,123	347,114

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(19,298,704)	(3,841,056)	(1,934,935)	(1,349,301)
Investments — Affiliated	(298)	(44,078)	(18,150)	32
In-kind redemptions — Unaffiliated	—	2,481,675	456,865	448,753
In-kind redemptions — Affiliated	—	11,401	3,949	—
Futures contracts	3,018	—	58,167	—
Foreign currency transactions	(60,023)	—	—	—

Net realized loss	(19,356,007)	(1,392,058)	(1,434,104)	(900,516)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(91,025)	10,614,785	44,370,083	83,054
Investments — Affiliated	(35)	(51,650)	(419,928)	224
Futures contracts	100,562	—	43,194	—
Foreign currency translations	(10,610)	—	—	—

Net change in unrealized appreciation (depreciation)	(1,108)	10,563,135	43,993,349	83,278

Net realized and unrealized gain (loss)	(19,357,115)	9,171,077	42,559,245	(817,238)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,010,808	$12,440,651	$50,407,368	$(470,124)

(a)	For the period from May 07, 2019 (commencement of operations) to August 31, 2019.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Operations  (continued)

Year Ended August 31, 2019

iShares MSCI Global Impact ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$1,069,409
Dividends — Affiliated	1,129
Securities lending income — Affiliated — net	20,830
Foreign taxes withheld	(60,836)

Total investment income	1,030,532

EXPENSES
Investment advisory fees	221,173
Commitment fees	6
Interest expense	43

Total expenses	221,222

Net investment income	809,310

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(1,880,959)
Investments — Affiliated	(51)
In-kind redemptions — Unaffiliated	832,984
Futures contracts	2,012
Foreign currency transactions	(3,444)

Net realized loss	(1,049,458)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	321,563
Investments — Affiliated	(182)
Futures contracts	3,921
Foreign currency translations	(945)

Net change in unrealized appreciation (depreciation)	324,357

Net realized and unrealized loss	(725,101)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$84,209

(a) Net of foreign capital gain tax of	$276
(b) Net of deferred foreign capital gain tax of	$434

See notes to financial statements.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares ESG MSCI EAFE ETF		iShares ESG MSCI USA ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,367,923	$6,576,318	$3,269,574	$882,560
Net realized gain (loss)	(19,356,007)	735,748	(1,392,058)	680,790
Net change in unrealized appreciation (depreciation)	(1,108)	(3,528,915)	10,563,135	7,115,490

Net increase in net assets resulting from operations	2,010,808	3,783,151	12,440,651	8,678,840

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(19,168,507)	(5,855,514)	(2,815,030)	(655,679)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	574,628,544	240,257,732	187,304,865	80,121,341

NET ASSETS(b)
Total increase in net assets	557,470,845	238,185,369	196,930,486	88,144,502
Beginning of year	360,308,692	122,123,323	98,974,020	10,829,518

End of year	$917,779,537	$360,308,692	$295,904,506	$98,974,020

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets  (continued)

	iShares ESG MSCI USA Leaders ETF	iShares ESG MSCI USA Small-Cap ETF
	Period From 05/07/19 to 08/31/19 (a)	Year Ended 08/31/19	Period From 04/10/18 to 08/31/18	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,848,123	$347,114	$50,020
Net realized gain (loss)	(1,434,104)	(900,516)	431,173
Net change in unrealized appreciation (depreciation)	43,993,349	83,278	876,776

Net increase (decrease) in net assets resulting from operations	50,407,368	(470,124)	1,357,969

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
Decrease in net assets resulting from distributions to shareholders	(2,800,982)	(262,083)	(23,298)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,531,458,714	46,890,216	10,171,070

NET ASSETS(c)
Total increase in net assets	1,579,065,100	46,158,009	11,505,741
Beginning of period	—	11,505,741	—

End of period	$1,579,065,100	$57,663,750	$11,505,741

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares MSCI Global Impact ETF
	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$809,310	$706,075
Net realized gain (loss)	(1,049,458)	1,256,468
Net change in unrealized appreciation (depreciation)	324,357	(210,169)

Net increase in net assets resulting from operations	84,209	1,752,374

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(871,734)	(813,861)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	17,033,525	11,825,891

NET ASSETS(b)
Total increase in net assets	16,246,000	12,764,404
Beginning of year	37,928,461	25,164,057

End of year	$54,174,461	$37,928,461

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 13 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Financial Highlights

(For a share outstanding throughout each period)

	iShares ESG MSCI EAFE ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Period From 06/28/16 to 08/31/16	(a)

Net asset value, beginning of period	$65.51	$64.28	$55.84	$50.87

Net investment income(b)	2.12	2.16	1.87	0.16
Net realized and unrealized gain (loss)(c)	(3.92)	0.83	7.68	4.81

Net increase (decrease) from investment operations	(1.80)	2.99	9.55	4.97

Distributions(d)
From net investment income	(1.70)	(1.76)	(1.11)	—

Total distributions	(1.70)	(1.76)	(1.11)	—

Net asset value, end of period	$62.01	$65.51	$64.28	$55.84

Total Return
Based on net asset value	(2.68)%	4.64%	17.16%	9.79	%(e)

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.38%	0.40	%(f)

Net investment income	3.39%	3.22%	3.10%	1.67	%(f)

Supplemental Data
Net assets, end of period (000)	$917,780	$360,309	$122,123	$5,584

Portfolio turnover rate(g)	26%	24%	9%	5	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares ESG MSCI USA ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Period From 12/01/16 to 08/31/17	(a)

Net asset value, beginning of period	$63.85	$54.15	$47.79

Net investment income(b)	1.17	1.09	0.71
Net realized and unrealized gain(c)	0.40	9.52	6.22

Net increase from investment operations	1.57	10.61	6.93

Distributions(d)
From net investment income	(1.09)	(0.80)	(0.57)
From net realized gain	—	(0.11)	—

Total distributions	(1.09)	(0.91)	(0.57)

Net asset value, end of period	$64.33	$63.85	$54.15

Total Return
Based on net asset value	2.59%	19.79%	14.55	%(e)

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.27	%(f)

Net investment income	1.88%	1.83%	1.85	%(f)

Supplemental Data
Net assets, end of period (000)	$295,905	$98,974	$10,830

Portfolio turnover rate(g)	27%	28%	22	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares ESG MSCI USA Leaders ETF
	Period From 05/07/19 to 08/31/19	(a)

Net asset value, beginning of period	$49.23

Net investment income(b)	0.32
Net realized and unrealized gain(c)	1.34

Net increase from investment operations	1.66

Distributions(d)
From net investment income	(0.12)

Total distributions	(0.12)

Net asset value, end of period	$50.77

Total Return
Based on net asset value	3.38	%(e)

Ratios to Average Net Assets
Total expenses	0.11	%(f)

Total expenses after fees waived	0.10	%(f)

Net investment income	2.00	%(f)

Supplemental Data
Net assets, end of period (000)	$1,579,065

Portfolio turnover rate(g)	4	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares ESG MSCI USA Small-Cap ETF
	Year Ended 08/31/19	Period From 04/10/18 to 08/31/18	(a)

Net asset value, beginning of period	$28.76	$25.47

Net investment income(b)	0.36	0.12
Net realized and unrealized gain (loss)(c)	(2.58)	3.23

Net increase (decrease) from investment operations	(2.22)	3.35

Distributions(d)
From net investment income	(0.33)	(0.06)

Total distributions	(0.33)	(0.06)

Net asset value, end of period	$26.21	$28.76

Total Return
Based on net asset value	(7.69)%	13.16	%(e)

Ratios to Average Net Assets
Total expenses	0.17%	0.17	%(f)

Net investment income	1.35%	1.17	%(f)

Supplemental Data
Net assets, end of period (000)	$57,664	$11,506

Portfolio turnover rate(g)	34%	15	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Impact ETF
	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Period From 04/20/16 to 08/31/16	(a)

Net asset value, beginning of period	$58.35	$55.92	$49.61	$48.70

Net investment income(b)	1.02	1.32	1.05	0.49
Net realized and unrealized gain (loss)(c)	(1.29)	2.65	6.44	0.65

Net increase (decrease) from investment operations	(0.27)	3.97	7.49	1.14

Distributions(d)
From net investment income	(1.05)	(1.54)	(1.18)	(0.23)

Total distributions	(1.05)	(1.54)	(1.18)	(0.23)

Net asset value, end of period	$57.03	$58.35	$55.92	$49.61

Total Return
Based on net asset value	(0.40)%	7.16%	15.27%	2.38	%(e)

Ratios to Average Net Assets
Total expenses	0.49%	0.49%	0.49%	0.49	%(f)

Net investment income	1.79%	2.26%	2.05%	2.76	%(f)

Supplemental Data
Net assets, end of period (000)	$54,174	$37,928	$25,164	$14,884

Portfolio turnover rate(g)	43%	36%	32%	28	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
ESG MSCI EAFE(a)	Diversified(b)
ESG MSCI USA(c)	Non-diversified
ESG MSCI USA Leaders(d)	Non-diversified
ESG MSCI USA Small-Cap(e)	Non-diversified
MSCI Global Impact	Diversified(b)

(a)	Formerly the iShares MSCI EAFE ESG Optimized ETF.
(b)	The Fund’s classification changed from non-diversified to diversified during the reporting period.
(c)	Formerly the iShares MSCI USA ESG Optimized ETF.
(d)	The Fund commenced operations on May 07, 2019.
(e)	Formerly the iShares MSCI USA Small-Cap ESG Optimized ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
ESG MSCI EAFE
Morgan Stanley & Co. LLC	$2,724,789	$2,724,789		$—	$—

ESG MSCI USA
Citigroup Global Markets Inc.	$23,012	$23,012		$—	$—
Credit Suisse Securities (USA) LLC	530,610	530,610		—	—
HSBC Bank PLC	5,189	5,189		—	—
JPMorgan Securities LLC	514,455	514,455		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	69,037	69,037		—	—

	$1,142,303	$1,142,303		$—	$—

ESG MSCI USA Leaders
Credit Suisse AG Dublin Branch	$8,004	$8,004		$—	$—
Wells Fargo Securities LLC	461,224	461,224		—	—

	$469,228	$469,228		$—	$—

ESG MSCI USA Small-Cap
Barclays Capital Inc.	$157,375	$157,375		$—	$—
BofA Securities, Inc.	500,110	500,110		—	—
Citadel Clearing LLC	956	956		—	—
Citigroup Global Markets Inc.	526,244	526,244		—	—
Credit Suisse AG Dublin Branch	219,575	219,575		—	—
Credit Suisse Securities (USA) LLC	104,431	104,431		—	—
HSBC Bank PLC	136,112	136,112		—	—
Jefferies LLC	18,727	18,727		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	979,453	979,453		—	—
TD Prime Services LLC	127,108	127,108		—	—
UBS AG	181,476	181,476		—	—
Virtu Americas LLC	200,680	200,680		—	—

	$3,152,247	$3,152,247		$—	$—

MSCI Global Impact
HSBC Bank PLC	$2,134,947	$2,134,947		$—	$—
JPMorgan Securities LLC	4,061	4,061		—	—
Nomura Securities International Inc.	212,784	212,784		—	—
SG Americas Securities LLC	428,783	428,783		—	—
Wells Fargo Bank, National Association	94,557	94,557		—	—

	$2,875,132	$2,875,132		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
ESG MSCI EAFE	0.20%
ESG MSCI USA	0.15
ESG MSCI USA Leaders	0.10
ESG MSCI USA Small-Cap	0.17
MSCI Global Impact	0.49

Prior to June 20, 2019, for the investment advisory services to the iShares ESG MSCI USA Leaders ETF, BFA was entitled to an annual investment advisory fee of 0.15%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

For the year ended August 31, 2019, BFA has voluntarily waived a portion of its investment advisory fee for the iShares ESG MSCI USA Leaders ETF in the amount of $56,949.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of the iShares ESG MSCI USA ETF, iShares ESG MSCI USA Leaders ETF and iShares ESG MSCI USA Small-Cap ETF (the “Group 1 Fund”), retains 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares ESG MSCI EAFE ETF and iShares MSCI Global Impact ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Group 1 Fund retained 71.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all the iShares ETF Complex in a given calendar year exceeds a specified threshold, each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended August 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
ESG MSCI EAFE	$13,707
ESG MSCI USA	2,591
ESG MSCI USA Leaders	7
ESG MSCI USA Small-Cap	2,912
MSCI Global Impact	4,780

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
ESG MSCI USA Small-Cap	$797,195	$597,086	$(82,160)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
ESG MSCI EAFE	$202,121,918	$161,329,912
ESG MSCI USA	48,836,098	46,354,644
ESG MSCI USA Leaders	51,371,321	47,890,999
ESG MSCI USA Small-Cap	10,559,305	9,120,647
MSCI Global Impact	22,935,724	19,212,869

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

For the year ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
ESG MSCI EAFE	$533,336,212	$—
ESG MSCI USA	197,558,865	12,175,459
ESG MSCI USA Leaders	1,567,856,548	40,593,462
ESG MSCI USA Small-Cap	48,112,071	2,562,229
MSCI Global Impact	16,027,401	2,815,847

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
ESG MSCI USA	$2,390,268	$(2,390,268)
ESG MSCI USA Leaders	460,814	(460,814)
ESG MSCI USA Small-Cap	417,463	(417,463)
MSCI Global Impact	803,482	(803,482)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/19	Year Ended 08/31/18
ESG MSCI EAFE
Ordinary income	$19,168,507	$5,855,514

ESG MSCI USA
Ordinary income	$2,815,030	$655,679

iShares ETF		Period Ended 08/31/19
ESG MSCI USA Leaders
Ordinary income		$2,800,982

iShares ETF	Year Ended 08/31/19	Period Ended 08/31/18
ESG MSCI USA Small-Cap
Ordinary income	$262,083	$23,298

MSCI Global Impact
Ordinary income	$871,734	$813,861

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
ESG MSCI EAFE	$5,567,747	$(9,800,454)	$(2,569,471)		$(6,802,178)
ESG MSCI USA	1,332,471	(1,474,894)	14,460,909		14,318,486
ESG MSCI USA Leaders	5,047,141	(1,532,638)	43,631,069		47,145,572
ESG MSCI USA Small-Cap	112,219	(722,702)	294,399		(316,084)
MSCI Global Impact	181,666	(1,595,674)	976,810		(437,198)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ESG MSCI EAFE	$918,253,730	$49,294,025	$(51,859,852)	$(2,565,827)
ESG MSCI USA	282,126,767	22,001,339	(7,540,430)	14,460,909
ESG MSCI USA Leaders	1,532,687,176	82,383,201	(38,752,132)	43,631,069
ESG MSCI USA Small-Cap	60,565,567	3,578,903	(3,284,504)	294,399
MSCI Global Impact	55,944,408	3,447,998	(2,468,684)	979,314

9.	LINE OF CREDIT

The iShares MSCI Global Impact ETF, along with certain other iShares funds, is a party to a $300 million credit agreement with State Street Bank and Trust Company, which expires on October 23, 2019. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

At a meeting held on September 13, 2019, the Board approved extending the expiration date to October 21, 2020 with no changes to the terms of the credit agreement. The renewed credit agreement is expected to be effective on or around October 23, 2019.

For the year ended August 31, 2019, the maximum amount borrowed, the average borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Global Impact	$101,000	$1,384	3.12%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount

ESG MSCI EAFE
Shares sold	9,300,000	$574,628,544	3,900,000	$260,403,061
Shares redeemed	—	—	(300,000)	(20,145,329)

Net increase	9,300,000	$574,628,544	3,600,000	$240,257,732

ESG MSCI USA
Shares sold	3,250,000	$199,570,624	1,500,000	$89,172,682
Shares redeemed	(200,000)	(12,265,759)	(150,000)	(9,051,341)

Net increase	3,050,000	$187,304,865	1,350,000	$80,121,341

	Period Ended 08/31/19
iShares ETF	Shares	Amount

ESG MSCI USA Leaders
Shares sold	31,950,000	$1,572,706,856
Shares redeemed	(850,000)	(41,248,142)

Net increase	31,100,000	$1,531,458,714

	Year Ended 08/31/19		Period Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount

ESG MSCI USA Small-Cap
Shares sold	1,900,000	$49,470,939	550,000	$14,302,173
Shares redeemed	(100,000)	(2,580,723)	(150,000)	(4,131,103)

Net increase	1,800,000	$46,890,216	400,000	$10,171,070

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 08/31/19		Period Ended 08/31/18
iShares ETF	Shares	Amount	Shares	Amount

MSCI Global Impact
Shares sold	350,000	$19,922,627	350,000	$20,618,217
Shares redeemed	(50,000)	(2,889,102)	(150,000)	(8,792,326)

Net increase	300,000	$17,033,525	200,000	$11,825,891

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

13.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

iShares ETF	Net Investment Income	Net Realized Gains
ESG MSCI EAFE	$5,855,514	$—
ESG MSCI USA	618,499	37,180
ESG MSCI USA Leaders	—	—
ESG MSCI USA Small-Cap	23,298	—
MSCI Global Impact	813,861	—

Undistributed net investment income as of August 31, 2018 are as follows:

iShares ETF	Undistributed net investment income
ESG MSCI EAFE	$1,327,436
ESG MSCI USA	336,441
ESG MSCI USA Leaders	—
ESG MSCI USA Small-Cap	26,722
MSCI Global Impact	14,562

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares ESG MSCI EAFE ETF, iShares ESG MSCI USA ETF,

iShares ESG MSCI USA Leaders ETF, iShares ESG MSCI USA Small-Cap ETF and

iShares MSCI Global Impact ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares ESG MSCI EAFE ETF, iShares ESG MSCI USA ETF, iShares ESG MSCI USA Leaders ETF, iShares ESG MSCI USA Small-Cap ETF and iShares MSCI Global Impact ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares ESG MSCI EAFE ETF, iShares ESG MSCI USA ETF and iShares MSCI Global Impact ETF: statements of operations for the year ended August 31, 2019 and statements of changes in net assets for each of the two years in the period ended August 31, 2019.

iShares ESG MSCI USA Leaders ETF: statements of operations and changes in net assets for the period May 7, 2019 (commencement of operations) to August 31, 2019.

iShares ESG MSCI USA Small-Cap ETF: statement of operations for the year ended August 31, 2019 and statements of changes in net assets for the year ended August 31, 2019 and for the period April 10, 2018 (commencement of operations) to August 31, 2018.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2019 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
ESG MSCI USA	84.36%
ESG MSCI USA Leaders	95.28%
ESG MSCI USA Small-Cap	78.94%
MSCI Global Impact	37.85%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income
ESG MSCI EAFE	$22,867,201
ESG MSCI USA	3,362,790
ESG MSCI USA Leaders	7,871,050
ESG MSCI USA Small-Cap	287,919
MSCI Global Impact	929,673

For the fiscal year ended August 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
ESG MSCI EAFE	$24,531,091	$1,745,111
MSCI Global Impact	700,281	54,266

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iShares ESG MSCI EAFE ETF, iShares ESG MSCI USA ETF and iShares ESG MSCI USA Small-Cap ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	69

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares ESG MSCI USA Leaders ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

on March 11-12, 2019, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	71

Board Review and Approval of Investment Advisory Contract  (continued)

regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

iShares MSCI Global Impact ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements)for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

72	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	73

Board Review and Approval of Investment Advisory Contract  (continued)

of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

74	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
ESG MSCI EAFE	$1.697969	$—	$—	$1.697969	100%	—%	—%		100%
ESG MSCI USA(a)	1.043888	—	0.050761	1.094649	95	—	5		100
ESG MSCI USA Small-Cap(a)	0.310651	—	0.019340	0.329991	94	—	6		100
MSCI Global Impact(a)	1.049075	—	0.001533	1.050608	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION	75

Supplemental Information  (unaudited) (continued)

iShares ESG MSCI EAFE ETF

Period Covered: June 30, 2016 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.13%
Greater than 1.5% and Less than 2.0%	2	0.27
Greater than 1.0% and Less than 1.5%	21	2.79
Greater than 0.5% and Less than 1.0%	170	22.55
Greater than 0.0% and Less than 0.5%	437	57.95
At NAV	9	1.19
Less than 0.0% and Greater than –0.5%	90	11.94
Less than –0.5% and Greater than –1.0%	16	2.12
Less than –1.0% and Greater than –1.5%	6	0.80
Less than –2.0% and Greater than –2.5%	1	0.13
Less than –2.5% and Greater than –3.0%	1	0.13

	754	100.00%

iShares ESG MSCI USA ETF

Period Covered: December 02, 2016 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	512	79.26%
At NAV	65	10.06
Less than 0.0% and Greater than –0.5%	69	10.68

	646	100.00%

iShares ESG MSCI USA Leaders ETF

Period Covered: May 09, 2019 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	2	5.56%
At NAV	4	11.11
Less than 0.0% and Greater than –0.5%	30	83.33

	36	100.00%

iShares ESG MSCI USA Small-Cap ETF

Period Covered: April 12, 2018 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.33%
Greater than 0.0% and Less than 0.5%	272	88.88
At NAV	10	3.27
Less than 0.0% and Greater than –0.5%	23	7.52

	306	100.00%

76	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares MSCI Global Impact ETF

Period Covered: April 22, 2016 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	2	0.25%
Greater than 5.0% and Less than 5.5%	1	0.12
Greater than 4.0% and Less than 4.5%	1	0.12
Greater than 2.5% and Less than 3.0%	3	0.37
Greater than 1.5% and Less than 2.0%	5	0.62
Greater than 1.0% and Less than 1.5%	24	2.99
Greater than 0.5% and Less than 1.0%	267	33.30
Greater than 0.0% and Less than 0.5%	420	52.38
At NAV	5	0.62
Less than 0.0% and Greater than –0.5%	63	7.87
Less than –0.5% and Greater than –1.0%	9	1.12
Less than –1.0% and Greater than –1.5%	1	0.12
Less than –6.0%	1	0.12

	802	100.00%

SUPPLEMENTAL INFORMATION	77

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

78	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
(a) Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

TRUSTEE AND OFFICER INFORMATION	79

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

80	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

GLOSSARY OF TERMS USED IN THIS REPORT	81

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2019

2019 ANNUAL REPORT

iShares Trust

▶	iShares MSCI Japan Equal Weighted ETF | EWJE | NASDAQ

▶	iShares MSCI Japan Value ETF | EWJV | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined for the 12 months ended August 31, 2019 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.28% in U.S. dollar terms.

Volatility characterized the reporting period as global stocks declined sharply, rebounded strongly, and decreased again, finishing the reporting period nearly flat. Markets declined worldwide late in 2018, driven by slowing global economic growth and trade tensions, particularly between the U.S. and China. In the first half of 2019, markets rebounded with a shift to more stimulative monetary policies, expectations of improving trade relations, and sustained consumer spending. However, renewed escalation of trade tensions and slowing industrial production weighed on markets late in the reporting period.

The most influential central banks reacted to signs of an economic slowdown by changing their outlooks for interest rate policy, benefiting markets in 2019. The U.S. Federal Reserve Bank (“Fed”) increased interest rates twice in late 2018, held interest rates steady for six months, then lowered interest rates in July 2019 for the first time in 11 years. While maintaining negative short-term interest rates, the European Central Bank (“ECB”) signaled that it would reduce interest rates and bring back its monetary stimulus program if slow growth persisted. The Bank of Japan (“BoJ”) also sustained negative short-term interest rates and signaled a possible future decrease. China, the second largest economy in the world, enacted stimulus measures, including infrastructure spending and tax cuts.

The U.S. stock market advanced modestly as unemployment decreased to its lowest level in 50 years, despite variable economic growth. Consumer spending was robust, as job growth and rising wages corresponded with an increase in borrowing. Government spending also increased, reaching its highest level in nine years. A budget deal reached in July 2019 established plans to increase spending further while allowing the government to exceed spending limits for the next two years. Consequently, the federal budget deficit increased, and bond issuance by the U.S. Treasury Department reached a record high. The trade dispute between the U.S. and China worsened late in the reporting period, as the Chinese yuan weakened, the U.S. declared China a currency manipulator, and investors reduced their expectations for a resolution in the near future. Thereafter, China announced $75 billion in tariffs on automobiles, food, and agricultural products, prompting a retaliatory increase in existing tariffs on Chinese goods.

The Eurozone economy grew at a slower pace, as inflation declined to 1% annually, well below the ECB’s target of 2%. Ongoing trade tensions and the subsequent slowdown in global trade flows led to stagnant growth for export-reliant European economies like Germany and the Netherlands. A decline in manufacturing activity late in the reporting period weighed on Eurozone economies, as demand for equipment weakened, and Brexit-related uncertainty negatively affected economic growth.

Emerging markets declined during the reporting period, due to a strengthening U.S. dollar and slower global trade. The relative strength of the U.S. economy meant that the U.S. dollar appreciated against most currencies, leading to concerns among investors about foreign-denominated debt. Slower global growth and rising protectionism dampened global trade, which particularly worked against emerging markets, as a relatively larger portion of their economies is supported by international trade. Similarly, corporate earnings and stocks declined in the Asia Pacific region, as countries that supply China with industrial and consumer goods and services were negatively impacted by China’s recent struggles.

M A R K E T O V E R V I E W	3

Fund Summary as of August 31, 2019	iShares® MSCI Japan Equal Weighted ETF

Investment Objective

The iShares MSCI Japan Equal Weighted ETF (the “Fund”) seeks to track the investment results of an index composed of equal weighted Japanese equities, as represented by the MSCI Japan Equal Weighted Index (USD) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	(1.14)%
Fund Market	(1.26)
Index	(1.28)

For the fiscal period ended 8/31/19, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 3/5/19. The first day of secondary market trading was 3/7/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 6 for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value		Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(03/05/19)	(a)	(08/31/19)	the Period	(b)	(03/01/19)	(08/31/19)	the Period	(b)	Ratio
$ 1,000.00		$ 988.60	$ 0.73		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)	The beginning of the period (commencement of operations) is March 05, 2019.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (179 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 6 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	22.0%
Consumer Discretionary	16.2
Information Technology	11.5
Financials	9.8
Consumer Staples	9.4
Materials	9.3
Health Care	7.9
Real Estate	5.6
Communication Services	4.7
Utilities	2.8
Energy	0.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Hitachi Chemical Co. Ltd.	0.6%
Disco Corp.	0.6
Nomura Research Institute Ltd.	0.5
Tokyo Electron Ltd.	0.5
FANUC Corp.	0.5
Ryohin Keikaku Co. Ltd.	0.5
Kose Corp.	0.5
Shiseido Co. Ltd.	0.5
Hoya Corp.	0.5
Hitachi High-Technologies Corp.	0.5

4	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2019	iShares® MSCI Japan Value ETF

Investment Objective

The iShares MSCI Japan Value ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities with value characteristics and relatively lower valuations, as represented by the MSCI Japan Value Index (USD) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	(2.10)%
Fund Market	(2.23)
Index	(2.30)

For the fiscal period ended 8/31/19, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 3/5/19. The first day of secondary market trading was 3/7/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 6 for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (03/05/19)	(a)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(b)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 979.00	$ 0.73		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)	The beginning of the period (commencement of operations) is March 05, 2019.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (179 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 6 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Discretionary	22.0%
Industrials	21.6
Financials	19.8
Communication Services	8.1
Materials	6.8
Real Estate	5.2
Health Care	5.0
Information Technology	4.5
Utilities	2.8
Consumer Staples	2.4
Energy	1.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Toyota Motor Corp.	9.5%
Mitsubishi UFJ Financial Group Inc.	3.7
Takeda Pharmaceutical Co. Ltd.	3.2
KDDI Corp.	3.1
Sumitomo Mitsui Financial Group Inc.	2.8
Honda Motor Co. Ltd.	2.4
Mizuho Financial Group Inc.	2.3
Tokio Marine Holdings Inc.	2.2
NTT DOCOMO Inc.	2.1
Mitsubishi Corp.	2.1

F U N D S U M M A R Y	5

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs ( in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2019	iShares® MSCI Japan Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.3%
SG Holdings Co. Ltd.	800	$21,427

Airlines — 0.6%
ANA Holdings Inc.	600	20,530
Japan Airlines Co. Ltd.	600	18,761
		39,291

Auto Components — 3.2%
Aisin Seiki Co. Ltd.	600	17,806
Bridgestone Corp.	600	22,910
Denso Corp.	400	16,800
Koito Manufacturing Co. Ltd.	400	18,805
NGK Spark Plug Co. Ltd.	1,000	17,278
Stanley Electric Co. Ltd.	800	19,905
Sumitomo Electric Industries Ltd.	1,400	16,500
Sumitomo Rubber Industries Ltd.	1,600	18,073
Toyoda Gosei Co. Ltd.	1,000	18,625
Toyota Industries Corp.	400	22,008
Yokohama Rubber Co. Ltd. (The)	1,000	19,247

		207,957

Automobiles — 2.8%
Honda Motor Co. Ltd.	800	19,019
Isuzu Motors Ltd.	1,800	19,383
Mazda Motor Corp.	2,300	19,333
Mitsubishi Motors Corp.	5,200	21,751
Nissan Motor Co. Ltd.	3,100	19,170
Subaru Corp.	800	21,450
Suzuki Motor Corp.	600	23,165
Toyota Motor Corp.	400	26,228
Yamaha Motor Co. Ltd.	1,000	16,374

		185,873

Banks — 4.5%
Aozora Bank Ltd.	800	18,503
Bank of Kyoto Ltd. (The)	600	21,565
Chiba Bank Ltd. (The)	5,200	25,965
Concordia Financial Group Ltd.	5,000	17,193
Fukuoka Financial Group Inc.	1,400	24,110
Japan Post Bank Co. Ltd.	1,800	16,415
Mebuki Financial Group Inc.	7,400	16,523
Mitsubishi UFJ Financial Group Inc.	4,000	19,234
Mizuho Financial Group Inc.	13,000	18,947
Resona Holdings Inc.	4,400	17,286
Seven Bank Ltd.	6,800	17,810
Shinsei Bank Ltd.	1,600	21,917
Shizuoka Bank Ltd. (The)	2,600	17,587
Sumitomo Mitsui Financial Group Inc.	600	19,694
Sumitomo Mitsui Trust Holdings Inc.	600	19,626

		292,375

Beverages — 1.1%
Asahi Group Holdings Ltd.	400	18,676
Coca-Cola Bottlers Japan Holdings Inc.	800	17,410
Kirin Holdings Co. Ltd.	1,000	19,770
Suntory Beverage & Food Ltd.	400	17,260

		73,116

Biotechnology — 0.3%
PeptiDream Inc.(a)	400	20,990

Building Products — 1.3%
AGC Inc./Japan	600	17,325

Security	Shares	Value

Building Products (continued)
Daikin Industries Ltd.	200	$24,787
LIXIL Group Corp.	1,400	22,963
TOTO Ltd.	600	21,735

		86,810

Capital Markets — 1.1%
Daiwa Securities Group Inc.	4,000	17,252
Japan Exchange Group Inc.	1,200	19,016
Nomura Holdings Inc.	5,200	20,972
SBI Holdings Inc./Japan	800	16,016

		73,256

Chemicals — 6.8%
Air Water Inc.	1,200	20,406
Asahi Kasei Corp.	2,000	18,111
Daicel Corp.	2,600	20,110
Hitachi Chemical Co. Ltd.	1,200	37,534
JSR Corp.	1,200	19,649
Kaneka Corp.	600	18,004
Kansai Paint Co. Ltd.	1,200	24,996
Kuraray Co. Ltd.	1,400	15,986
Mitsubishi Chemical Holdings Corp.	2,800	19,236
Mitsubishi Gas Chemical Co. Inc.	1,600	19,264
Mitsui Chemicals Inc.	800	17,116
Nippon Paint Holdings Co. Ltd.	600	28,433
Nissan Chemical Corp.	400	16,939
Nitto Denko Corp.	400	18,639
Shin-Etsu Chemical Co. Ltd.	200	20,189
Showa Denko KK	800	20,666
Sumitomo Chemical Co. Ltd.	4,200	18,399
Taiyo Nippon Sanso Corp.	1,400	27,777
Teijin Ltd.	1,200	21,593
Toray Industries Inc.	2,800	19,985
Tosoh Corp.	1,400	17,990

		441,022

Commercial Services & Supplies — 1.4%
Dai Nippon Printing Co. Ltd.	1,000	21,659
Park24 Co. Ltd.	800	16,423
Secom Co. Ltd.	200	17,078
Sohgo Security Services Co. Ltd.	400	20,199
Toppan Printing Co. Ltd.	1,200	19,140

		94,499

Construction & Engineering — 1.5%
JGC Corp.	1,400	16,289
Kajima Corp.	1,800	21,927
Obayashi Corp.	2,200	20,291
Shimizu Corp.	2,400	20,033
Taisei Corp.	600	21,254

		99,794

Construction Materials — 0.3%
Taiheiyo Cement Corp.	800	20,214

Consumer Finance — 0.9%
Acom Co. Ltd.	6,000	21,198
AEON Financial Service Co. Ltd.	1,200	17,591
Credit Saison Co. Ltd.	1,800	20,044

		58,833

Diversified Consumer Services — 0.3%
Benesse Holdings Inc.	800	20,485

S C H E D U L E S O F I N V E S T M E N T S	7

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services — 1.0%
Mitsubishi UFJ Lease & Finance Co. Ltd.	4,000	$21,631
ORIX Corp.	1,400	20,694
Tokyo Century Corp.	500	20,161

		62,486

Diversified Telecommunication Services — 0.3%
Nippon Telegraph & Telephone Corp.	400	19,204

Electric Utilities — 1.7%
Chubu Electric Power Co. Inc.	1,400	20,661
Chugoku Electric Power Co. Inc. (The)	1,600	20,455
Kansai Electric Power Co. Inc. (The)	1,400	17,048
Kyushu Electric Power Co. Inc.	1,800	17,789
Tohoku Electric Power Co. Inc.	1,600	16,008
Tokyo Electric Power Co. Holdings Inc.(a)	3,600	17,161

		109,122

Electrical Equipment — 1.0%
Fuji Electric Co. Ltd.	600	17,127
Mitsubishi Electric Corp.	1,600	19,347
Nidec Corp.	200	26,106

		62,580

Electronic Equipment, Instruments & Components — 4.1%
Alps Alpine Co. Ltd.	1,000	17,476
Hamamatsu Photonics KK	600	20,745
Hirose Electric Co. Ltd.	200	22,743
Hitachi High-Technologies Corp.	600	32,446
Hitachi Ltd.	600	20,513
Kyocera Corp.	400	23,798
Murata Manufacturing Co. Ltd.	400	16,803
Nippon Electric Glass Co. Ltd.	800	16,619
Omron Corp.	400	19,822
Shimadzu Corp.	800	19,912
TDK Corp.	200	15,941
Yaskawa Electric Corp.	600	20,180
Yokogawa Electric Corp.	1,000	18,183

		265,181

Entertainment — 1.1%
Konami Holdings Corp.	600	27,217
Nexon Co. Ltd.(a)	1,400	18,848
Toho Co. Ltd./Tokyo	600	25,465

		71,530

Equity Real Estate Investment Trusts (REITs) — 2.8%
Daiwa House REIT Investment Corp.	8	21,133
Japan Prime Realty Investment Corp.	6	27,415
Japan Real Estate Investment Corp.	4	26,643
Japan Retail Fund Investment Corp.	6	12,018
Nippon Building Fund Inc.	4	29,394
Nippon Prologis REIT Inc.	10	27,114
Nomura Real Estate Master Fund Inc.	14	24,467
United Urban Investment Corp.	8	15,013

		183,197

Food & Staples Retailing — 2.3%
Aeon Co. Ltd.	1,000	17,749
FamilyMart UNY Holdings Co. Ltd.	800	18,466
Lawson Inc.	400	19,860
Seven & i Holdings Co. Ltd.	600	21,237
Sundrug Co. Ltd.	600	18,682
Tsuruha Holdings Inc.	200	21,819

Security	Shares	Value

Food & Staples Retailing (continued)
Welcia Holdings Co. Ltd.	600	$31,372

		149,185

Food Products — 3.2%
Ajinomoto Co. Inc.	1,400	25,548
Calbee Inc.	800	24,419
Kikkoman Corp.	400	18,013
MEIJI Holdings Co. Ltd.	200	13,905
NH Foods Ltd.	600	23,063
Nisshin Seifun Group Inc.	1,000	18,823
Nissin Foods Holdings Co. Ltd.	200	13,887
Toyo Suisan Kaisha Ltd.	600	24,448
Yakult Honsha Co. Ltd.	400	23,063
Yamazaki Baking Co. Ltd.	1,200	20,870

		206,039

Gas Utilities — 0.8%
Osaka Gas Co. Ltd.	1,000	17,919
Toho Gas Co. Ltd.	400	15,545
Tokyo Gas Co. Ltd.	800	20,240

		53,704

Health Care Equipment & Supplies — 1.7%
Asahi Intecc Co. Ltd.	800	17,893
Hoya Corp.	400	32,593
Olympus Corp.	1,600	18,752
Sysmex Corp.	400	25,557
Terumo Corp.	600	17,450

		112,245

Health Care Providers & Services — 0.9%
Alfresa Holdings Corp.	800	18,126
Medipal Holdings Corp.	800	17,011
Suzuken Co. Ltd./Aichi Japan	400	21,518

		56,655

Health Care Technology — 0.5%
M3 Inc.	1,400	29,742

Hotels, Restaurants & Leisure — 0.7%
McDonald’s Holdings Co. Japan Ltd.	400	18,785
Oriental Land Co. Ltd./Japan	200	29,149

		47,934

Household Durables — 2.8%
Casio Computer Co. Ltd.	1,400	19,560
Iida Group Holdings Co. Ltd.	1,200	18,699
Nikon Corp.	1,400	17,344
Panasonic Corp.	2,200	16,998
Rinnai Corp.	400	25,135
Sekisui Chemical Co. Ltd.	1,400	20,193
Sekisui House Ltd.	1,200	21,316
Sharp Corp./Japan	1,800	18,586
Sony Corp.	400	22,769

		180,600

Household Products — 0.8%
Lion Corp.	1,000	19,454
Pigeon Corp.	400	14,546
Unicharm Corp.	600	18,456

		52,456

Independent Power and Renewable Electricity Producers — 0.3%
Electric Power Development Co. Ltd.	800	18,556

Industrial Conglomerates — 0.5%
Keihan Holdings Co. Ltd.	400	16,769

8	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates (continued)
Toshiba Corp.	600	$18,654

		35,423

Insurance — 2.3%
Dai-ichi Life Holdings Inc.	1,400	19,098
Japan Post Holdings Co. Ltd.	2,100	19,112
MS&AD Insurance Group Holdings Inc.	600	19,089
Sompo Holdings Inc.	600	23,990
Sony Financial Holdings Inc.	1,200	27,743
T&D Holdings Inc.	2,100	20,467
Tokio Marine Holdings Inc.	400	20,621

		150,120

Interactive Media & Services — 1.0%
Kakaku.com Inc.	1,000	25,070
LINE Corp.(a)	600	21,084
Yahoo Japan Corp.	7,000	17,542

		63,696

Internet & Direct Marketing Retail — 1.0%
Mercari Inc.(a)	800	18,729
Rakuten Inc.	2,800	26,405
ZOZO Inc.	1,000	19,992

		65,126

IT Services — 2.4%
Fujitsu Ltd.	200	15,456
GMO Payment Gateway Inc.	200	15,507
Itochu Techno-Solutions Corp.	800	22,068
Nomura Research Institute Ltd.	1,800	35,832
NTT Data Corp.	1,800	23,250
Obic Co. Ltd.	200	22,893
Otsuka Corp.	600	22,300

		157,306

Leisure Products — 1.7%
Bandai Namco Holdings Inc.	400	23,553
Sankyo Co. Ltd.	600	20,774
Sega Sammy Holdings Inc.	1,600	21,947
Shimano Inc.	200	28,772
Yamaha Corp.	400	17,278

		112,324

Machinery — 6.5%
Amada Holdings Co. Ltd.	2,000	20,858
Daifuku Co. Ltd.	400	18,917
FANUC Corp.	200	34,773
Hino Motors Ltd.	2,600	20,478
Hitachi Construction Machinery Co. Ltd.	800	17,109
Hoshizaki Corp.	200	14,395
IHI Corp.	1,000	19,492
JTEKT Corp.	1,800	19,536
Kawasaki Heavy Industries Ltd.	1,200	23,549
Komatsu Ltd.	800	17,011
Kubota Corp.	1,400	20,114
Kurita Water Industries Ltd.	800	20,824
Makita Corp.	600	17,665
MINEBEA MITSUMI Inc.	1,200	18,552
MISUMI Group Inc.	800	18,149
Mitsubishi Heavy Industries Ltd.	600	22,565
Nabtesco Corp.	800	23,025
NGK Insulators Ltd.	1,400	18,808
NSK Ltd.	2,600	20,870
Sumitomo Heavy Industries Ltd.	600	17,269

Security	Shares	Value

Machinery (continued)
THK Co. Ltd.	800	$18,601

		422,560

Marine — 0.6%
Mitsui OSK Lines Ltd.	800	18,857
Nippon Yusen KK	1,200	17,930

		36,787

Media — 1.0%
CyberAgent Inc.	600	27,076
Dentsu Inc.	600	20,519
Hakuhodo DY Holdings Inc.	1,400	20,695

		68,290

Metals & Mining — 1.9%
Hitachi Metals Ltd.	2,000	21,555
JFE Holdings Inc.	1,600	18,744
Maruichi Steel Tube Ltd.	800	19,475
Mitsubishi Materials Corp.	800	19,407
Nippon Steel Corp.	1,400	19,600
Sumitomo Metal Mining Co. Ltd.	800	22,547

		121,328

Multiline Retail — 1.8%
Isetan Mitsukoshi Holdings Ltd.	2,200	16,685
J Front Retailing Co. Ltd.	1,800	20,383
Marui Group Co. Ltd.	1,200	23,911
Pan Pacific International Holdings Corp.	1,600	25,037
Ryohin Keikaku Co. Ltd.	2,000	34,500

		120,516

Oil, Gas & Consumable Fuels — 0.8%
Idemitsu Kosan Co. Ltd.	800	21,518
Inpex Corp.	2,000	17,316
JXTG Holdings Inc.	4,000	16,547

		55,381

Paper & Forest Products — 0.3%
Oji Holdings Corp.	4,300	20,053

Personal Products — 1.7%
Kao Corp.	200	14,459
Kobayashi Pharmaceutical Co. Ltd.	200	14,998
Kose Corp.	200	34,387
Pola Orbis Holdings Inc.	600	14,279
Shiseido Co. Ltd.	400	32,748

		110,871

Pharmaceuticals — 4.5%
Astellas Pharma Inc.	1,400	19,415
Chugai Pharmaceutical Co. Ltd.	400	28,640
Daiichi Sankyo Co. Ltd.	400	26,447
Eisai Co. Ltd.	400	20,462
Hisamitsu Pharmaceutical Co. Inc.	400	16,204
Kyowa Kirin Co. Ltd.	1,000	18,324
Mitsubishi Tanabe Pharma Corp.	1,800	19,909
Ono Pharmaceutical Co. Ltd.	1,000	18,489
Otsuka Holdings Co. Ltd.	600	24,696
Santen Pharmaceutical Co. Ltd.	1,400	24,546
Shionogi & Co. Ltd.	400	21,461
Sumitomo Dainippon Pharma Co. Ltd.	1,200	20,983
Taisho Pharmaceutical Holdings Co. Ltd.	200	13,943
Takeda Pharmaceutical Co. Ltd.	600	20,293

		293,812

S C H E D U L E S O F I N V E S T M E N T S	9

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 0.7%
Persol Holdings Co. Ltd.	1,200	$24,386
Recruit Holdings Co. Ltd.	800	24,261

		48,647

Real Estate Management & Development — 2.8%
Aeon Mall Co. Ltd.	1,200	18,891
Daito Trust Construction Co. Ltd.	200	25,776
Daiwa House Industry Co. Ltd.	600	18,835
Hulic Co. Ltd.	2,200	21,016
Mitsubishi Estate Co. Ltd.	1,000	19,162
Mitsui Fudosan Co. Ltd.	800	19,189
Nomura Real Estate Holdings Inc.	1,000	21,216
Sumitomo Realty & Development Co. Ltd.	400	15,055
Tokyu Fudosan Holdings Corp.	3,600	22,351

		181,491

Road & Rail — 4.5%
East Japan Railway Co.	200	19,059
Hankyu Hanshin Holdings Inc.	600	22,752
Keikyu Corp.	1,200	22,023
Keio Corp.	400	25,022
Keisei Electric Railway Co. Ltd.	600	23,628
Kintetsu Group Holdings Co. Ltd.	400	19,935
Kyushu Railway Co.	600	18,003
Nagoya Railroad Co. Ltd.	800	23,854
Nippon Express Co. Ltd.	400	20,689
Odakyu Electric Railway Co. Ltd.	800	18,164
Seibu Holdings Inc.	1,200	20,383
Tobu Railway Co. Ltd.	800	24,570
Tokyu Corp.	1,200	21,469
West Japan Railway Co.	200	16,864

		296,415

Semiconductors & Semiconductor Equipment — 2.2%
Advantest Corp.	600	24,674
Disco Corp.	200	36,365
Renesas Electronics Corp.(a)	2,600	16,265
Rohm Co. Ltd.	200	14,282
SUMCO Corp.	1,400	17,371
Tokyo Electron Ltd.	200	35,809

		144,766

Software — 0.6%
Oracle Corp. Japan	200	17,241
Trend Micro Inc./Japan	400	19,407

		36,648

Specialty Retail — 1.8%
ABC-Mart Inc.	400	25,588
Nitori Holdings Co. Ltd.	200	28,876
Shimamura Co. Ltd.	200	15,639
USS Co. Ltd.	1,200	22,701
Yamada Denki Co. Ltd.	4,600	21,668

		114,472

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 2.2%
Brother Industries Ltd.	1,200	$20,802
Canon Inc.	800	20,809
FUJIFILM Holdings Corp.	400	17,143
Konica Minolta Inc.	2,800	19,942
NEC Corp.	600	25,719
Ricoh Co. Ltd.	2,000	18,522
Seiko Epson Corp.	1,400	18,637

		141,574

Tobacco — 0.3%
Japan Tobacco Inc.	800	16,962

Trading Companies & Distributors — 2.2%
ITOCHU Corp.	1,200	23,950
Marubeni Corp.	2,800	17,888
Mitsubishi Corp.	800	19,483
Mitsui & Co. Ltd.	1,200	18,801
MonotaRO Co. Ltd.	1,000	24,598
Sumitomo Corp.	1,400	21,004
Toyota Tsusho Corp.	600	18,625

		144,349

Transportation Infrastructure — 0.7%
Japan Airport Terminal Co. Ltd.	600	23,939
Kamigumi Co. Ltd.	800	18,759

		42,698

Wireless Telecommunication Services — 1.3%
KDDI Corp.	800	21,367
NTT DOCOMO Inc.	800	20,214
Softbank Corp.	1,600	22,467
SoftBank Group Corp.	400	18,179

		82,227

Total Common Stocks — 99.7% (Cost: $6,610,308)		6,500,200

Short-Term Investments

Money Market Funds — .00%
BlackRock Cash Funds: Treasury, SLAgency Shares, 2.02%(b)(c)	1,000	1,000

Total Short-Term Investments — 0.0% (Cost: $1,000)		1,000

Total Investments in Securities — 99.7% (Cost: $6,611,308)		6,501,200

Other Assets, Less Liabilities — 0.3%		17,653

Net Assets — 100.0%		$6,518,853

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

10	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Equal Weighted ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 03/05/19	(a)	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SLAgency Shares	—		—	—	$—	$82	(c)	$7		$—
BlackRock Cash Funds: Treasury, SLAgency Shares	—		1,000	1,000	1,000	23		—		—

					$1,000	$105		$7		$—

(a)	The Fund commenced operations on March 05, 2019.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	1	09/12/19	$14	$(434)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$434

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(4,691)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(434)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$41,730

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Equal Weighted ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$6,500,200	$—	$—	$6,500,200
Money Market Funds	1,000	—	—	1,000

	$6,501,200	$—	$—	$6,501,200

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(434)	$—	$—	$(434)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

12	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2019	iShares® MSCI Japan Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.3%
Japan Airlines Co. Ltd.	600	$18,761

Auto Components — 4.3%
Aisin Seiki Co. Ltd.	900	26,709
Bridgestone Corp.	2,700	103,096
Denso Corp.	1,800	75,599
NGK Spark Plug Co. Ltd.	600	10,367
Sumitomo Electric Industries Ltd.	3,300	38,893
Sumitomo Rubber Industries Ltd.	900	10,166
Toyota Industries Corp.	600	33,011
Yokohama Rubber Co. Ltd. (The)	600	11,548

		309,389

Automobiles — 14.6%
Honda Motor Co. Ltd.	7,200	171,173
Isuzu Motors Ltd.	1,500	16,152
Mazda Motor Corp.	2,700	22,695
Nissan Motor Co. Ltd.	10,500	64,932
Subaru Corp.	2,700	72,393
Toyota Motor Corp.	10,200	668,821
Yamaha Motor Co. Ltd.	1,200	19,649

		1,035,815

Banks — 11.5%
Aozora Bank Ltd.	600	13,877
Bank of Kyoto Ltd. (The)	300	10,782
Chiba Bank Ltd. (The)	2,100	10,486
Concordia Financial Group Ltd.	4,800	16,506
Fukuoka Financial Group Inc.	900	15,500
Japan Post Bank Co. Ltd.	1,800	16,415
Mebuki Financial Group Inc.	3,900	8,708
Mitsubishi UFJ Financial Group Inc.	54,600	262,545
Mizuho Financial Group Inc.	109,200	159,153
Resona Holdings Inc.	9,600	37,714
Shinsei Bank Ltd.	600	8,219
Shizuoka Bank Ltd. (The)	2,100	14,205
Sumitomo Mitsui Financial Group Inc.	6,000	196,938
Sumitomo Mitsui Trust Holdings Inc.	1,500	49,065

		820,113

Beverages — 0.1%
Coca-Cola Bottlers Japan Holdings Inc.	300	6,529

Building Products — 0.8%
AGC Inc./Japan	900	25,988
LIXIL Group Corp.	1,200	19,683
TOTO Ltd.	300	10,867

		56,538

Capital Markets — 1.6%
Daiwa Securities Group Inc.	6,900	29,760
Nomura Holdings Inc.	15,600	62,917
SBI Holdings Inc./Japan	900	18,018

		110,695

Chemicals — 4.4%
Air Water Inc.	600	10,203
Asahi Kasei Corp.	5,700	51,617
Hitachi Chemical Co. Ltd.	300	9,383
JSR Corp.	900	14,736
Kuraray Co. Ltd.	1,500	17,128
Mitsubishi Chemical Holdings Corp.	5,700	39,158
Mitsubishi Gas Chemical Co. Inc.	900	10,836

Security	Shares	Value

Chemicals (continued)
Mitsui Chemicals Inc.	900	$19,256
Nitto Denko Corp.	600	27,958
Showa Denko KK	300	7,750
Sumitomo Chemical Co. Ltd.	6,900	30,228
Teijin Ltd.	900	16,195
Toray Industries Inc.	6,000	42,824
Tosoh Corp.	1,200	15,420

		312,692

Commercial Services & Supplies — 0.5%
Dai Nippon Printing Co. Ltd.	900	19,493
Toppan Printing Co. Ltd.	1,200	19,140

		38,633

Construction & Engineering — 0.7%
Kajima Corp.	1,200	14,618
Obayashi Corp.	2,100	19,369
Shimizu Corp.	1,500	12,520

		46,507

Construction Materials — 0.2%
Taiheiyo Cement Corp.	600	15,160

Consumer Finance — 0.2%
AEON Financial Service Co. Ltd.	300	4,398
Credit Saison Co. Ltd.	600	6,681

		11,079

Containers & Packaging — 0.1%
Toyo Seikan Group Holdings Ltd.	600	8,750

Diversified Financial Services — 1.4%
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,800	9,734
ORIX Corp.	6,000	88,690

		98,424

Diversified Telecommunication Services — 2.0%
Nippon Telegraph & Telephone Corp.	3,000	144,029

Electric Utilities — 1.7%
Chubu Electric Power Co. Inc.	1,200	17,710
Chugoku Electric Power Co. Inc. (The)	600	7,671
Kansai Electric Power Co. Inc. (The)	3,000	36,530
Kyushu Electric Power Co. Inc.	900	8,894
Tohoku Electric Power Co. Inc.	1,800	18,009
Tokyo Electric Power Co. Holdings Inc.(a)	6,600	31,463

		120,277

Electrical Equipment — 1.7%
Fuji Electric Co. Ltd.	600	17,128
Mitsubishi Electric Corp.	8,400	101,572

		118,700

Electronic Equipment, Instruments & Components — 1.0%
Hitachi Ltd.	1,800	61,540
Nippon Electric Glass Co. Ltd.	300	6,232

		67,772

Equity Real Estate Investment Trusts (REITs) — 3.1%
Daiwa House REIT Investment Corp.	9	23,775
Japan Prime Realty Investment Corp.	3	13,708
Japan Real Estate Investment Corp.	6	39,964
Japan Retail Fund Investment Corp.	12	24,035
Nippon Building Fund Inc.	6	44,091
Nippon Prologis REIT Inc.	9	24,402
Nomura Real Estate Master Fund Inc.	18	31,457

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
United Urban Investment Corp.	12	$22,520

		223,952

Food & Staples Retailing — 0.3%
Aeon Co. Ltd.	1,200	21,299

Food Products — 0.4%
NH Foods Ltd.	300	11,531
Nisshin Seifun Group Inc.	300	5,647
Toyo Suisan Kaisha Ltd.	300	12,224

		29,402

Gas Utilities — 0.9%
Osaka Gas Co. Ltd.	1,500	26,878
Tokyo Gas Co. Ltd.	1,500	37,951

		64,829

Health Care Providers & Services — 0.4%
Medipal Holdings Corp.	600	12,758
Suzuken Co. Ltd./Aichi Japan	300	16,138

		28,896

Household Durables — 2.1%
Iida Group Holdings Co. Ltd.	600	9,350
Nikon Corp.	1,500	18,583
Panasonic Corp.	9,800	75,717
Sekisui House Ltd.	2,700	47,961

		151,611

Independent Power and Renewable Electricity Producers — 0.2%
Electric Power Development Co. Ltd.	600	13,917

Industrial Conglomerates — 1.0%
Toshiba Corp.	2,400	74,615

Insurance — 5.0%
Dai-ichi Life Holdings Inc.	4,800	65,480
Japan Post Holdings Co. Ltd.	6,900	62,795
MS&AD Insurance Group Holdings Inc.	1,200	38,178
Sony Financial Holdings Inc.	600	13,872
T&D Holdings Inc.	2,400	23,391
Tokio Marine Holdings Inc.	3,000	154,656

		358,372

Interactive Media & Services — 0.4%
Yahoo Japan Corp.	11,400	28,568

Leisure Products — 0.1%
Sankyo Co. Ltd.	300	10,387

Machinery — 5.3%
Amada Holdings Co. Ltd.	1,500	15,644
FANUC Corp.	600	104,320
Hino Motors Ltd.	1,200	9,451
Hitachi Construction Machinery Co. Ltd.	600	12,832
IHI Corp.	600	11,695
JTEKT Corp.	900	9,768
Kawasaki Heavy Industries Ltd.	300	5,887
Komatsu Ltd.	3,900	82,927
Kubota Corp.	1,500	21,551
Mitsubishi Heavy Industries Ltd.	1,500	56,413
NGK Insulators Ltd.	600	8,061
NSK Ltd.	1,800	14,448
Sumitomo Heavy Industries Ltd.	300	8,634
THK Co. Ltd.	600	13,951

		375,582

Security	Shares	Value

Marine — 0.3%
Mitsui OSK Lines Ltd.	600	$14,143
Nippon Yusen KK	600	8,965

		23,108

Media — 0.4%
Dentsu Inc.	900	30,779

Metals & Mining — 2.1%
Hitachi Metals Ltd.	900	9,700
JFE Holdings Inc.	2,100	24,602
Kobe Steel Ltd.	1,500	7,829
Maruichi Steel Tube Ltd.	300	7,303
Mitsubishi Materials Corp.	600	14,555
Nippon Steel Corp.	3,600	50,399
Sumitomo Metal Mining Co. Ltd.	1,200	33,820

		148,208

Multiline Retail — 0.4%
Isetan Mitsukoshi Holdings Ltd.	1,500	11,376
J Front Retailing Co. Ltd.	900	10,192
Marui Group Co. Ltd.	300	5,977

		27,545

Oil, Gas & Consumable Fuels — 1.8%
Idemitsu Kosan Co. Ltd.	992	26,682
Inpex Corp.	4,500	38,961
JXTG Holdings Inc.	14,700	60,811

		126,454

Pharmaceuticals — 4.6%
Daiichi Sankyo Co. Ltd.	900	59,505
Mitsubishi Tanabe Pharma Corp.	600	6,636
Otsuka Holdings Co. Ltd.	900	37,045
Takeda Pharmaceutical Co. Ltd.	6,600	223,223

		326,409

Real Estate Management & Development — 2.0%
Daiwa House Industry Co. Ltd.	1,500	47,087
Mitsui Fudosan Co. Ltd.	2,700	64,762
Nomura Real Estate Holdings Inc.	600	12,730
Tokyu Fudosan Holdings Corp.	2,700	16,763

		141,342

Road & Rail — 3.2%
Central Japan Railway Co.	600	118,790
Hankyu Hanshin Holdings Inc.	600	22,752
Kintetsu Group Holdings Co. Ltd.	300	14,951
Kyushu Railway Co.	600	18,004
West Japan Railway Co.	600	50,591

		225,088

Semiconductors & Semiconductor Equipment — 0.1%
SUMCO Corp.	600	7,445

Software — 0.2%
Trend Micro Inc./Japan	300	14,556

Specialty Retail — 0.3%
USS Co. Ltd.	300	5,675
Yamada Denki Co. Ltd.	3,000	14,132

		19,807

Technology Hardware, Storage & Peripherals — 3.2%
Brother Industries Ltd.	900	15,601
Canon Inc.	4,500	117,052
NEC Corp.	1,200	51,439
Ricoh Co. Ltd.	3,000	27,783

14	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Seiko Epson Corp.	1,200	$15,975

		227,850

Tobacco — 1.6%
Japan Tobacco Inc.	5,400	114,491

Trading Companies & Distributors — 7.5%
ITOCHU Corp.	6,000	119,751
Marubeni Corp.	7,200	45,997
Mitsubishi Corp.	6,000	146,121
Mitsui & Co. Ltd.	7,500	117,504
Sumitomo Corp.	5,100	76,516
Toyota Tsusho Corp.	900	27,938

		533,827

Transportation Infrastructure — 0.2%
Kamigumi Co. Ltd.	600	14,069

Security	Shares	Value

Wireless Telecommunication Services — 5.2%
KDDI Corp.	8,100	$216,341
NTT DOCOMO Inc.	6,000	151,604

		367,945

Total Common Stocks — 99.4% (Cost: $7,314,829)		7,070,216

Total Investments in Securities — 99.4% (Cost: $7,314,829)		7,070,216

Other Assets, Less Liabilities — 0.6%		40,397

Net Assets — 100.0%		$7,110,613

(a)	Non-income producing security.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended August 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 03/05/19	(a)	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SLAgency Shares	—		—	—	$—	$24	$—		$—

(a)	The Fund commenced operations on March 05, 2019.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	2	09/12/19	$28	$(431)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$431

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2019	iShares® MSCI Japan Value ETF

For the period ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(4,885)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(431)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$55,719

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$7,070,216	$—	$—	$7,070,216

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(431)	$—	$—	$(431)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

16	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2019

	iShares MSCI Japan Equal Weighted ETF	iShares MSCI Japan Value ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$6,500,200	$7,070,216
Affiliated(b)	1,000	—
Cash	393	952
Foreign currency, at value(c)	6,401	22,442
Foreign currency collateral pledged:
Futures contracts(d)	414	829
Receivables:
Securities lending income — Affiliated	22	—
Variation margin on futures contracts	175	351
Dividends	11,071	11,404
Tax reclaims	—	5,318

Total assets	6,519,676	7,111,512

LIABILITIES
Payables:
Investment advisory fees	823	899

Total liabilities	823	899

NET ASSETS	$6,518,853	$7,110,613

NET ASSETS CONSIST OF:
Paid-in capital	$6,657,920	$7,366,893
Accumulated loss	(139,067)	(256,280)

NET ASSETS	$6,518,853	$7,110,613

Shares outstanding	200,000	300,000

Net asset value	$32.59	$23.70

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — Unaffiliated	$6,610,308	$7,314,829
(b) Investments, at cost — Affiliated	$1,000	$—
(c) Foreign currency, at cost	$6,382	$22,380
(d) Foreign currency collateral pledged, at cost	$404	$822

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Operations

Period Ended August 31, 2019

	iShares MSCI Japan Equal Weighted ETF (a)	iShares MSCI Japan Value ETF (a)

INVESTMENT INCOME
Dividends — Unaffiliated	$119,036	$173,428
Dividends — Affiliated	23	24
Securities lending income — Affiliated — net	82	—
Foreign taxes withheld	(17,417)	(20,422)

Total investment income	101,724	153,030

EXPENSES
Investment advisory fees	5,388	5,763

Total expenses	5,388	5,763

Net investment income	96,336	147,267

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(31,568)	(20,342)
Investments — Affiliated	7	—
In-kind redemptions — Unaffiliated	(4,435)	(16,893)
Futures contracts	(4,691)	(4,885)
Foreign currency transactions	2,445	2,825

Net realized loss	(38,242)	(39,295)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(110,108)	(244,613)
Futures contracts	(434)	(431)
Foreign currency translations	148	421

Net change in unrealized appreciation (depreciation)	(110,394)	(244,623)

Net realized and unrealized loss	(148,636)	(283,918)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(52,300)	$(136,651)

(a)	For the period from March 05, 2019 (commencement of operations) to August 31, 2019.

See notes to financial statements.

18	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Japan Equal Weighted ETF	iShares MSCI Japan Value ETF

	Period From 03/05/19 to 08/31/19 (a)	Period From 03/05/19 to 08/31/19 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$96,336	$147,267
Net realized loss	(38,242)	(39,295)
Net change in unrealized appreciation (depreciation)	(110,394)	(244,623)

Net decrease in net assets resulting from operations	(52,300)	(136,651)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(91,202)	(136,522)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	6,662,355	7,383,786

NET ASSETS(b)
Total increase in net assets	6,518,853	7,110,613
Beginning of period	—	—

End of period	$6,518,853	$7,110,613

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Financial Highlights

(For a share outstanding throughout the period)

	iShares MSCI Japan Equal Weighted ETF
	Period From
	03/05/19	(a)
	to 08/31/19

Net asset value, beginning of period	$33.43

Net investment income(b)	0.44
Net realized and unrealized loss(c)		(0.82)

Net decrease from investment operations		(0.38)

Distributions(d)
From net investment income		(0.46)

Total distributions		(0.46)

Net asset value, end of period	$32.59

Total Return
Based on net asset value	(1.14	)%(e)

Ratios to Average Net Assets
Total expenses	0.15	%(f)

Net investment income	2.68	%(f)

Supplemental Data
Net assets, end of period (000)	$6,519

Portfolio turnover rate(g)	6	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

20	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares MSCI Japan Value ETF
	Period From
	03/05/19	(a)
	to 08/31/19

Net asset value, beginning of period	$24.67

Net investment income(b)	0.46
Net realized and unrealized loss(c)		(0.97)

Net decrease from investment operations		(0.51)

Distributions(d)
From net investment income		(0.46)

Total distributions		(0.46)

Net asset value, end of period	$23.70

Total Return
Based on net asset value	(2.10	)%(e)

Ratios to Average Net Assets
Total expenses	0.15	%(f)

Net investment income	3.83	%(f)

Supplemental Data
Net assets, end of period (000)	$7,111

Portfolio turnover rate(g)	9	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Japan Equal Weighted(a)	Non-diversified
MSCI Japan Value(a)	Non-diversified

(a)	The Fund commenced operations on March 5, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at

22	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.15%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the period ended August 31, 2019, the Fund paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Japan Equal Weighted	$22

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

24	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the period ended August 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Japan Equal Weighted	$442,122	$452,380
MSCI Japan Value	725,379	730,943

For the period ended August 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Japan Equal Weighted	$9,972,814	$3,316,246
MSCI Japan Value	9,786,293	2,428,664

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2019 and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
MSCI Japan Equal Weighted	$(4,435)	$4,435
MSCI Japan Value	(16,893)	16,893

The tax character of distributions paid was as follows:

iShares ETF	Period Ended 08/31/19

MSCI Japan Equal Weighted
Ordinary income	$91,202

MSCI Japan Value
Ordinary income	$136,522

As of August 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
MSCI Japan Equal Weighted	$42,014	$(44,370)	$(136,711)	$(139,067)
MSCI Japan Value	49,344	(27,245)	(278,379)	(256,280)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

As of August 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Japan Equal Weighted	$6,637,625	$349,154	$(486,013)	$(136,859)
MSCI Japan Value	7,348,585	280,111	(558,911)	(278,800)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

26	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Period Ended 08/31/19
iShares ETF	Shares	Amount

MSCI Japan Equal Weighted
Shares sold	300,000	$10,028,668
Shares redeemed	(100,000)	(3,366,313)

Net increase	200,000	$6,662,355

MSCI Japan Value
Shares sold	400,000	$9,866,146
Shares redeemed	(100,000)	(2,482,360)

Net increase	300,000	$7,383,786

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal has been scheduled for November 19, 2019.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI Japan Equal Weighted ETF and

iShares MSCI Japan Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Japan Equal Weighted ETF and iShares MSCI Japan Value ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations, changes in net assets and financial highlights for the period March 5, 2019 (commencement of operations) to August 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations, changes in each of their net assets and each of the financial highlights for the period March 5, 2019 (commencement of operations) to August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

28	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2019:

iShares ETF	Qualified Dividend Income
MSCI Japan Equal Weighted	$76,658
MSCI Japan Value	123,564

For the fiscal year ended August 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Japan Equal Weighted	$119,034	$16,205
MSCI Japan Value	173,429	19,177

I M P O R T A N T T A X I N F O R M A T I O N	29

Board Review and Approval of Investment Advisory Contract

For iShares MSCI Japan Equal Weighted ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on December 3-5, 2018, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other

30	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

For iShares MSCI Japan Value ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on December 3-5, 2018, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	31

Board Review and Approval of Investment Advisory Contract  (continued)

BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

32	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Japan Equal Weighted ETF

Period Covered: March 07, 2019 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	1.25%
Greater than 1.0% and Less than 1.5%	3	3.75
Greater than 0.5% and Less than 1.0%	13	16.25
Greater than 0.0% and Less than 0.5%	32	40.00
At NAV	1	1.25
Less than 0.0% and Greater than –0.5%	13	16.25
Less than –0.5% and Greater than –1.0%	10	12.50
Less than –1.0% and Greater than –1.5%	5	6.25
Less than –1.5% and Greater than –2.0%	2	2.50

	80	100.00%

iShares MSCI Japan Value ETF

Period Covered: March 07, 2019 through June 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	1.25%
Greater than 1.0% and Less than 1.5%	2	2.50
Greater than 0.5% and Less than 1.0%	14	17.50
Greater than 0.0% and Less than 0.5%	33	41.25
Less than 0.0% and Greater than –0.5%	19	23.75
Less than –0.5% and Greater than –1.0%	8	10.00
Less than –1.0% and Greater than –1.5%	2	2.50
Less than –1.5% and Greater than –2.0%	1	1.25

	80	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	33

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of August 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park, Martin Small and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park, Mr. Small and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers(a)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (44)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of BlackRock’s U.S. Wealth Advisory Business (since 2019); Head of U.S. iShares (2015-2019); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
(a) Effective September 13, 2019, Armando Senra has replaced Martin Small as President and Marybeth Leithead has been appointed as Executive Vice President.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	35

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

36	2 0 1 9 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-819-0819

Item 2.      Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.      Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.      Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-nine series of the registrant for which the fiscal year-end is August 31, 2019 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $556,800 for the fiscal year ended August 31, 2018 and $571,100 for the fiscal year ended August 31, 2019.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2018 and August 31, 2019 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $143,678 for the fiscal year ended August 31, 2018 and $147,459 for the fiscal year ended August 31, 2019. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2018 and August 31, 2019 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2019 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $143,678 for the fiscal year ended August 31, 2018 and $147,459 for the fiscal year ended August 31, 2019.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.      Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b)   Not applicable.

Item 6.      Investments.

(a)   Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.    Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.    Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.      Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: November 04, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: November 04, 2019

By: /s/ Neal Andrews
Neal Andrews, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: November 04, 2019